united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd, Suite 165, Goodyear, AZ 85395

(Address of principal executive offices) (Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 8/31

Date of reporting period: 8/31/18

Item 1. Reports to Stockholders.

Class A and C Shares

ANNUAL REPORT
As Of August 31, 2018

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS

AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 5
Schedules of Investments	Page 55
Statements of Assets and Liabilities	Page 109
Statements of Operations	Page 114
Statements of Changes in Net Assets	Page 119
Notes to Financials	Page 127
Financial Highlights	Page 153
Report of Independent Registered Public Accounting Firm	Page 179
Supplemental Information	Page 181
Privacy Notice	Page 196

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
James S. Vitalie	Vice President
Michael J. Wagner	Chief Compliance Officer
Rose Anne Casaburri	Assistant Secretary
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	17605 Wright Street, Suite 2
Goodyear, Arizona 85395	Omaha, Nebraska 68130

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
17605 Wright Street, Suite 2	225 Liberty Street
Omaha, Nebraska 68130	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

October 23, 2018

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the twelve months from September 1, 2017 through August 31, 2018.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy. The Saratoga Advantage Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms. Combining the strength of the Trust’s performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

ECONOMIC OVERVIEW

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States (US) advanced by an annualized growth rate (AGR) of 4.2% during the second quarter of 2018. This was an increase from the 2.2% AGR during the first quarter of 2018. The largest component of GDP is Personal Consumption Expenditures (PCE), which helps us to understand how the American consumer is doing; PCE bounced back in the second quarter after a rough start to the year. The Durable Goods segment of PCE is up over 6.6% per-year over the past two years. Meanwhile, the Non-Durable Goods portion of PCE was up just over 2% per-year over the same time period. Recent consumer performance has bounced back, and we continue to believe the domestic economy is strong and should be sustainable. We believe that the US economy has stabilized into a moderate expansionary environment, where we would expect both production and consumption to continue pushing the economy forward. At times, GDP could realize moderate-to-robust growth.

At the September 26, 2018 Federal Reserve Open Market Committee (the Committee) meeting, the Committee released the following statement, in part: “Information received since the Federal Open Market Committee met in August indicates that the labor market has continued to strengthen and that economic activity has been rising at a strong rate. Job gains have been strong, on average, in recent months, and the unemployment rate has stayed low. Household spending and business fixed investment have grown strongly. On a 12-month basis, both overall inflation and inflation for items other than food and energy remain near 2 percent. Indicators of longer-term inflation expectations are little changed, on balance.

Consistent with its statutory mandate, the Committee seeks to foster maximum employment and price stability. The Committee expects that further gradual increases in the target range for the federal funds rate will be consistent with sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee’s symmetric 2 percent objective over the medium term. Risks to the economic outlook appear roughly balanced.

In view of realized and expected labor market conditions and inflation, the Committee decided to raise the target range for the federal funds rate to 2 to 2-1/4 percent.”

Monetary Policy: In the September 26, 2018 FOMC policy statement, the Federal Reserve (Fed) noted that it had increased the target range for the federal funds rate (FF) to 2.00% - 2.25%. The Fed removed the word ‘accommodative’ from their statement, however, somewhat oddly, the Fed says this change wasn’t meant to reflect a different policy direction, but rather an attempt to remove a “false sense of [Fed] precision in light of the considerable uncertainty surrounding all estimates of the neutral federal funds rate.” Regardless of how one translates the Fed’s statement, we believe it is clear from the underlying data that they have become aggressive in their tightening. The Fed’s headline measure Total Reserve Bank Credit is down significantly since 2015, while Required Reserve Balances are up over 30% - clear tightening measures. Most money supply (MS) measures, from a year-on-year percent change (y-o-y%) basis, peaked in the latter part of 2011. The monetary base (MB) rose over 100% y-o-y in the middle of 2009 as the Fed was trying to stabilize the economic downturn, it’s most recent reading (September 2018) is down over 8% y-o-y. The MB long-term average is roughly 8.9%, while M2 is 6.9%. When MB and M2 are both decidedly below their long-term averages, stock market conditions are often volatile. We believe the Fed’s actions, in both rate of change and duration are now negatively impacting both stocks and bonds.

Interest Rates: While most of the interest rate array is now increasing in a stable upward trend, short-term interest rates have been rising more rapidly than long-term rates, which is driving a declining yield curve spread. The monthly yield curve spread, as measured by the 10-year T-Note (10y TN) minus the 1-year T-Bill (1y TB), has been in a downward trend for some time, bottoming at 0.44 at the end of September, its lowest level since the beginning of 2007. It is widely known that an inverted yield curve often portends a negative stock market, so the spread’s downward trend has worried many equity investors and economists alike. However, we don’t believe the current spread level tells us much on its own. Other factors help to provide context: the size of the spread decline from its high, additional interest rate trends, and the Consumer Price Index (CPI) should also be considered. This dynamic has our attention, and in this context we do not believe interest rates are negatively impacting stocks just yet.

Regarding long-term corporate bonds, the quality spread as measured by Baa bonds minus Aaa bonds has widened. The quality spread has historically been a good predictor of confidence in the corporate bond market; a widening spread could mean trouble for this segment of the market, though current levels are not alarming. Interest rates are generally neutral for stocks, while negatively impacting bonds.

Equity Valuations: As of September 28, 2018, the S&P 500 index1 sat at 2,913. Our proprietary valuation work uses both fundamental and technical analysis, and provides justification for the S&P 500 at roughly 2,790, a solid gain from last quarter’s figure, as corporate earnings continue to be strong. We believe the market is in fair-value territory.

In order to create a band or range of equity market outcomes, we use a valuation tool which we refer to as our Proper PE Valuation™ tool. Among other things, this analysis provides us with a set of ranges above and below which we consider the S&P 500 overvalued or undervalued, respectively. Currently, our analysis suggests that an appropriate S&P 500 fair-value range is roughly 2,660 to 3,100.

To us, fair-value means the stock market should perform within the parameter of its historic mean. The current level and direction of many economic statistics we enter into our valuation algorithm indicate that we are likely to stay in fair value range for the near-term. We are watching corporate earnings growth closely, as changes in earnings data has the potential to change valuation levels quickly. Additionally, we are watching our technical indicators for signs that a market breakdown or breakout might be in the cards, as rapid movements in valuations are not unusual at this point in the economic cycle.

Inflation: We believe inflation should remain at a moderate rate of growth over the intermediate term. Historically, the employment private service providing sector’s (EPSP) weekly earnings 12-month percent change, and its direction, have correlated well with CPI. CPI has been trending up since the middle of 2015. The EPSP level, has been trending positively since May 2015 and is trending close to the CPI level. When there is strong pricing pressure from the manufacturing sector it tends to lift most associated prices, which, in turn, tends to help wages grow, potentially triggering an inflationary cycle. The Producer Price Index (PPI) has recently been trending higher, with some components rising rapidly, suggesting to us that costs to the retail sector (cost-push inflation) are beginning to put upward pressure on inflation. Likewise, there is moderate consumer demand-side upward pressure on inflation. The growth in the wages complex is building, putting more money in workers’ pockets. If these trends continue, the Fed could end up in a difficult position. Over the past few months, the CPI has reached and surpassed the Fed’s initial target of 2.0%, and has remained above 2.0% since September 2017. As of September 2018, the CPI increased to 2.28% y-o-y. As we see a steady trend above 2.0%, along with strong wage metrics, the Fed will likely be pushed into reducing its balance sheet and increasing the FF more rapidly, potentially having to push higher by more than 0.25% per raise.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent an asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.

Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery, you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, every day, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.

Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia

Chairman, President and

Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

[1]	The S&P 500 is an unmanaged, capitalization-weighted index. It is not possible to invest directly in the S&P 500.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. Any statements not of a factual nature constitute opinions which are subject to change without notice. Information contained herein was obtained from recognized statistical services and other sources believed to be reliable and we therefore cannot make any representation as to its completeness or accuracy. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC; the Saratoga Advantage Trust and Northern Lights Distributors, LLC are not affiliated entities.

5300-NLD-11/5/2018

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by: M.D. Sass Investors Services, Inc., New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Period Ended August 31, 2018
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/17 - 8/31/18	9/1/13 - 8/31/18*	9/1/08 – 8/31/18*	1/4/99 – 8/31/18*	2/14/06 – 8/31/18*
Class A
With Sales Charge	-2.73%	6.91%	6.15%	NA	2.73%
Without Sales Charge	3.20%	8.18%	6.78%	NA	3.21%
Class C
With Sales Charge	1.61%	7.54%	6.12%	2.26%	NA
Without Sales Charge	2.54%	7.54%	6.12%	2.26%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017 as amended March 7, 2018, are 1.64% and 2.26% for the A and C Classes, respectively.

PORTFOLIO ADVISER COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In determining which securities to buy, hold or sell, the Portfolio’s Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential. In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers. Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value.

PORTFOLIO ADVISER COMMENTARY

During the period, the Saratoga Large Cap Value Fund posted positive performance, though relative underperformance was driven by weak returns in the Healthcare, Consumer Discretionary and Oil & Gas sectors. The Portfolio’s most disappointing stocks were primarily in the Health Care sector. Allergan (0.00%) and Celgene (0.00%) were both down considerably against the benchmark, as pressure from new competition in their key drugs led to negative earnings revisions. Furthermore, many investors put less value on future drug pipelines, which decreased valuations across the sector. Caesar’s Entertainment (4.10%) also underperformed in the year as guidance for revenue per available hotel room was weaker than anticipated, caused largely by less conferences in Las Vegas. We continue to hold Caesar’s because we believe the stock is oversold and undervalued. Oil and gas continued to struggle, and EQT Corp (2.77%) reported weak well results. The Portfolio’s top contributor during the quarter was NRG Energy (5.02%). Improved pricing on electricity prices in Texas, cost take outs, and capital returns to shareholders led to sustained margin improvement and continued positive earnings revisions for the company.

US equities have been declining since late September when Federal Reserve Chairman Powell made more hawkish-than-expected comments. Also contributing to the shift in sentiment was a sharp selloff in high momentum technology stocks, intensifying geopolitical risks, and fading fiscal stimulus. We believe markets will stabilize and sustainably rebound, and we expect a rotation to attractively priced value stocks if that happens.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/18. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
NRG Energy, Inc.	5.0%
Comcast Corp	5.0%
Norwegian Cruise Line Holdings Ltd	4.8%
LKQ Corp	4.7%
ARRIS International PLC	4.2%
Sabre Corp	4.2%
Qorvo, Inc.	4.1%
Caesars Entertainment Corp	4.1%
DowDuPont, Inc.	4.0%
Fortune Brands Home & Security, Inc.	4.0%

*	Based on total net assets as of August 31, 2018.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Value Average (“Large Value Average”), as of August 31, 2018, consisted of 1,301 mutual funds comprised of large market capitalization value stocks. The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average.

The S&P 500/Citigroup Value Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Value Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2018
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/17 - 8/31/18	9/1/13 - 8/31/18*	9/1/08 – 8/31/18*	1/4/99 – 8/31/18*	2/14/06 – 8/31/18*
Class A
With Sales Charge	23.28%	15.66%	11.73%	NA	9.57%
Without Sales Charge	30.78%	17.04%	12.40%	NA	10.08%
Class C
With Sales Charge	28.98%	16.34%	11.72%	4.40%	NA
Without Sales Charge	29.98%	16.34%	11.72%	4.40%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017 as amended March 7, 2018, are 1.63% and 2.21% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio’s Adviser employs quantitative and qualitative analysis that seeks to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISOR COMMENTARY

Domestic markets soared during the twelve months ending August 31, 2018. The Saratoga Large Cap Growth Portfolio posted strong returns during the period. The third quarter of 2017 marked the end of the earnings recession that started two years prior. The financial narrative of cost cutting and share buybacks was replaced by genuine consumer confidence and solid business activity resulting in impressive top line demand. This confidence was buttressed by strong momentum in the manufacturing sector and an unemployment rate at a level rarely seen in the last 50 years. Surveys of both large and small company executives were also optimistic, which helped lead to consistently rising estimates for both earnings and sales, particularly within the US. The Portfolio’s performance benefitted from strong selection within sectors which is consistent with the Portfolio’s bottom-up investment process and goal of avoiding thematic tilts between economic groups. Information Technology was the best performing sector during the twelve-month period, closely followed by Health Care and Industrials. The Consumer Discretionary and Financials sectors were slight detractors.

Looking forward, the prospect of Fed tightening in the US could pose a headwind for stock prices and the economy as inflation and full employment may prompt policy makers to move up interest rates. Certainly, this possibility could frighten some fearful investors, though we believe that the Portfolio is positioned well even if rising rates take a toll on financially engineered earnings.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Microsoft Corp.	7.8%
Apple, Inc.	7.5%
Amazon.com, Inc.	5.0%
Facebook, Inc.	3.1%
Adobe Systems, Inc.	2.8%
Molina Healthcare, Inc.	2.7%
Boeing Co.	2.6%
WellCare Health Plans, Inc.	2.6%
Sysco Corp.	2.4%
Progressive Corp.	2.4%

*	Based on total net assets as of August 31, 2018.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Growth Average (“Large Growth Average”), as of August 31, 2018, consisted of 1,457 mutual funds comprised of large market capitalization growth stocks. The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average.

The S&P 500/Citigroup Growth Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by: Vaughn Nelson Investment Management, L.P., Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2018
	One Year:	Five Year:	Ten Year:	Inception:
	9/1/17 - 8/31/18	9/1/13 - 8/31/18*	9/1/08 – 8/31/18*	6/28/02 – 8/31/18*
Class A
With Sales Charge	6.29%	7.25%	7.41%	7.63%
Without Sales Charge	12.76%	8.53%	8.05%	7.03%
Class C
With Sales Charge	11.06%	7.90%	7.41%	7.32%
Without Sales Charge	12.06%	7.90%	7.41%	7.39%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017 as amended March 7, 2018, are 2.26% and 2.88% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies. The Adviser invests in medium capitalization companies with a focus on total return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes: (i) companies earning a positive economic margin with stable-to-improving returns; (ii) companies valued at a discount to their asset value; and (iii) companies with an attractive dividend yield and minimal basis risk. In selecting investments, the Adviser generally employs the following strategy: (i) value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood; (ii) use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and (iii) use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

PORTFOLIO ADVISOR COMMENTARY

During the past period, capital markets were largely supported by improving economic data, corporate tax reform, and regulatory relief. The US Congress successfully passed the Tax Cuts and Jobs Act and the Federal Reserve began “quantitative tightening” in October 2017 and raised interest rates 75 basis points during the year. Fiscal stimulus in the US led to accelerating domestic growth that, combined with quantitative tightening, fueled a rally in the US dollar that led to material weakness in overseas markets. With declining dollar liquidity, rising margin pressures, and elevated earnings growth expectations, market volatility will likely remain elevated until there is either a reacceleration in global growth or a pause in Federal Reserve interest rate increases. The Federal Reserve’s monetary policy normalization is beginning to impact certain sectors of the economy such as Housing and Automobiles, which are slowing due in part to rising interest rates.

The Saratoga Mid Capitalization Portfolio’s performance was hurt during the period by stock selection within Consumer Discretionary, Technology, Industrials, and Materials. Portfolio weights in Communication Services, Consumer Discretionary, Energy, Financials, Industrials, and Utilities increased and the weights in Health Care, Materials, REITs, and Technology decreased. The Portfolio is overweight Consumer Discretionary, Energy, Financials, and Materials while underweight Communication Services, Consumer Staples, Health Care, Industrials, REITs, and Utilities. At this late stage in the economic cycle, we believe the two primary threats to sustained economic growth and equity markets are further monetary policy normalization by global central banks and sustained pressure on global supply chains from trade tariffs. In order for US equity markets to remain attractive it is critical that the Federal Reserve allows sufficient time for capital markets to adjust to higher interest rates and declining liquidity before continuing further with any material monetary policy normalization.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

MID CAPITALIZATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Bank of NT Butterfield & Son Ltd.	3.4%
WPX Energy, Inc.	3.1%
Centene Corp.	2.8%
New Residential Investment Corp.	2.7%
Ares Capital Corp.	2.5%
Nexstar Media Courp, Inc.	2.4%
CACI International, Inc.	2.4%
Fidelity National Information Services, Inc.	2.2%
Crown Holdings, Inc.	2.2%
Global Payments, Inc.	2.2%

*	Based on total net assets as of August 31, 2018.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as of August 31, 2018, consisted of 468 mutual funds comprised of mid market capitalization stocks. The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Which represents approximately 27% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.9 billion; the median market capitalization was approximately $3.2 billion. The Index had a total market capitalization range of approximately $.8 billion to $12.2 billion. Investors may not invest in the Index directly; unlike the Portfolio’s return. the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by: Zacks Investment Management, Inc., Chicago, Illinois

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2018
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/17 - 8/31/18	9/1/13 - 8/31/18*	9/1/08 – 8/31/18*	1/4/99 – 8/31/18*	2/14/06 – 8/31/18*
Class A
With Sales Charge	14.18%	7.41%	6.53%	NA	6.08%
Without Sales Charge	21.20%	8.68%	7.17%	NA	6.58%
Class C
With Sales Charge	19.62%	8.02%	6.46%	8.16%	NA
Without Sales Charge	20.62%	8.02%	6.46%	8.16%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017 as amended March 7, 2018, are 2.29% and 2.95% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined “bottom-up” approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

PORTFOLIO ADVISER COMMENTARY

During the period, US economic and corporate profit growth remained strong, supported by strong consumer and business sentiment. However, the broadening of the scope and breadth of trade tariffs against China and their retaliation remained a cause for worry. Signs of firming inflation and projected intentions of the Federal Reserve to fight it by raising rates, coupled with concerns about a potential slowdown in future economic growth, prompted many investors to prefer larger companies as opposed to growth- and rate-sensitive small cap companies.

The Saratoga Small Capitalization Portfolio benefitted from its stock selection in the Health Care and Technology sector, while holdings in Financials and Energy underperformed. Though other sector positioning was favorable, an underweight to Health Care detracted from performance.

If domestic-oriented fiscal policies are implemented in a manner producing US economic growth acceleration, retaliatory global trade actions do not spread widely to domestic economic activities, and interest rates do not rise dramatically, then we believe growth-sensitive small cap stocks could continue to see strong gains, with small cap stocks reaping the benefits of investors maintaining a high appetite for risk.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Inogen, Inc.	2.4%
Insperity, Inc.	2.2%
Hamilton Lane, Inc.	1.8%
Littelfuse, Inc.	1.8%
Denbury Resources, Inc.	1.7%
Acushnet Holdings Corp.	1.7%
Ladder Capital Corp.	1.7%
Schneider National, Inc.	1.6%
Ship Finance International Ltd.	1.5%
MKS Instruments, Inc.	1.5%

*	Based on total net assets as of August 31, 2018.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Small Blend Average (“Small Blend Average”), as of August 31, 2018, consisted of 792 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average.

The Russell 2000 Index is comprised of the 2,000 smallest U.S domicile publicly traded common stock which are included in the Russell 3000 Index. The common stock included in the Russell 2000 Index represent approximately 10% of the U.S equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S domicile publicity traded common stocks by market capitalization representing approximately 98% of the U.S publicity traded equity market. The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2018
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/17 - 8/31/18	9/1/13 - 8/31/18*	9/1/08 – 8/31/18*	1/4/99 – 8/31/18*	2/14/06 – 8/31/18*
Class A
With Sales Charge	-8.59%	-1.26%	-1.62%	NA	-1.11%
Without Sales Charge	-3.04%	-0.08%	-1.04%	NA	-0.64%
Class C
With Sales Charge	-4.65%	-0.72%	-1.68%	-0.68%	NA
Without Sales Charge	-3.69%	-0.72%	-1.68%	-0.68%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017 as amended March 7, 2018, are 3.43% and 4.20% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser seeks to purchase undervalued stocks with above average dividend yields and a fundamental catalyst such as improving prospects or a sustainable competitive advantage. Emphasis is placed on bottom-up stock selection. In addition, the Adviser considers four global opportunity fundamentals- Macro, Political, Business and Portfolio diversification- to assist in the basis the Portfolio’s construction. A stock is sold when it no longer meets the Adviser’s criteria.

PORTFOLIO ADVISER COMMENTARY

The resilient bull market run of US equity markets during the period was not felt around the globe. While US markets soared, non-US markets posted modest gains. A steep acceleration in international growth in 2017 surpassed that of the US but has decelerated in the last six months. Earnings expectations in China have fallen about 8% since tariffs were first announced, but Chinese stock prices have fallen even more. The largest downward earnings revisions since tariffs were introduced likely have nothing to do with the trade war. Both Turkey and South Africa have suffered dramatic economic deceleration and are looking increasingly likely to be entering recession, dragging expectations lower in the Emerging Europe, Middle East, and Africa regions. Earnings expectations in countries in the developed world have been surprisingly stable since the threat of tariffs was introduced.

During the period, the Saratoga International Equity Portfolios performance benefitted from its Health Care holdings on an absolute and relative basis, while Information Technology companies in the Portfolio were the worst performers. Geographic region performance for the period was widely varied with large return differential between the best performing region, Developed Americas, to the worst performing region, Emerging EMEA (Europe, Middle East and Africa). Developed Asia was the Portfolio’s best region on an absolute and relative basis, while Emerging Asian companies were the worst performers.

The Portfolio’s largest sector allocation is to Financials, while Industrials is its largest relative overweight sector. From a regional standpoint, Developed EMEA is the largest absolute allocation, while Developed Americas is the largest relative overweight.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Sdhowa Shell Sekiyu KK	4.2%
Swedish Orphan Biovitrum AB	4.1%
Ipsen SA	3.2%
Toronto-Dominion Bank	3.0%
Grupo Aeroportuario del Centro Norte SAB de CV	3.0%
Accenture PLC	2.8%
Stora Enso OYJ	2.8%
PTT Public Company Limited	2.7%
Matsumotokiyoshi Holdings Co Ltd.	2.7%
Pola Orbis Holdings, Inc.	2.6%

*	Based on total net assets as of August 31, 2018.

Excludes short-term investments.

Portfolio Composition*

MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 21 Emerging Markets countries. With 1,824 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Period Ended August 31, 2018
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/17 - 8/31/18	9/1/13 - 8/31/18*	9/1/08 – 8/31/18*	7/15/99 – 8/31/18*	1/18/00 – 8/31/18*
Class A
With Sales Charge	2.21%	9.84%	11.03%	7.67%	N/A
Without Sales Charge	8.43%	11.15%	11.69%	8.00%	N/A
Class C
With Sales Charge	6.90%	10.48%	11.04%	N/A	4.77%
Without Sales Charge	7.78%	10.48%	11.04%	N/A	4.77%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017 as amended March 7, 2018, are 2.33% and 2.93% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser utilizes a top-down investment approach focused on long-term economic trends. The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential. Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices. The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

PORTFOLIO ADVISER COMMENTARY

The broad market enjoyed another strong year of gains for the annual period ended August 31, 2018, with Healthcare stocks participating as well. One of the themes in the Healthcare over the past year has been disruption. Amazon (0.00%) received pharmacy licenses in some states and acquired an online pharmacy, which spooked some parts of the sector. In addition, Amazon, JP Morgan (0.00%) and Berkshire Hathaway (0.00%) have teamed up to try to lower healthcare costs for their employees. Growth stocks led the way in the sector during the period, though there were some examples of more traditional value opportunities coming to fruition.

In last year’s commentary we noted that pharmaceutical distributors, pharmacy benefit managers (PBMs), and generic pharmaceuticals were out of favor and, in our opinion, attractive. While the distributors continued to struggle throughout the year, portfolio holding Express Scripts (7.70%), a PBM, posted strong gains, and holdings Endo (3.65%) and Teva (2.66%), both purveyors of generics, also performed well. Managed care companies, which have done a solid job of growing enrollment and controlling expenses, continued their strong multi-year run. Anthem (5.00%), UnitedHealth (2.23%), and Aetna (3.48%) were all good performers for the Portfolio. While Biotech hasn’t been an area of major emphasis for the Portfolio due to our belief that valuations in the sector are stretched, we have been adding some Biotech names to the Portfolio as expectations in parts of the sector come down to more reasonable levels. We have also added to the pharmaceuticals, which we believe offer long-term opportunity.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/18. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Amgen, Inc.	10.6%
Express Scripts Holding Co.	7.7%
Biogen, Inc.	6.1%
Waters Corp.	5.3%
Johnson & Johnson	5.2%
Anthem, Inc.	5.0%
McKesson Corp.	4.9%
GlaxoSmithKline PLC	4.5%
Sanofi	4.5%
Davita, Inc.	4.2%

*	Based on total net assets as of August 31, 2018.

Excludes short-term investments.

Portfolio Composition*

The S&P 500®Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses. Such costs would lower performance. It is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2018
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/17 - 8/31/18	9/1/13 - 8/31/18*	9/1/08 – 8/31/18*	10/22/97 – 8/31/18*	1/14/00 – 8/31/18*
Class A
With Sales Charge	21.46%	17.14%	15.19%	6.91%	NA
Without Sales Charge	28.88%	18.53%	15.87%	7.22%	NA
Class C
With Sales Charge	27.07%	17.82%	15.18%	NA	-0.10%
Without Sales Charge	28.07%	17.82%	15.18%	NA	-0.10%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017 as amended March 7, 2018, are 2.22% and 2.81% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, valuation, competitive advantages and management.

PORTFOLIO ADVISER COMMENTARY

Technology, a strong performer during the last period, was once again a leading sector for the annual period ended August 31, 2018, driven largely by healthy revenue growth, strong profitability, good capital allocation, and valuation expansion. Additionally, we believe the tax cuts of early 2018 disproportionately benefited sectors with large overseas cash balances and a demonstrated willingness to return capital to shareholders. Technology stocks look poised to repatriate cash at attractive tax rates, boost dividends and increase buybacks. This has helped bolster returns throughout the sector and the market. Much of the strong performance in the sector, especially in fiscal year 2018, can be attributed to the mega-cap technology leaders, such as Apple (6.62%), Cisco Systems (6.27%), and Microsoft (5.35%). In 2018, Apple became the first trillion-dollar market cap company, with Amazon (7.31%) achieving the same distinction weeks later. During the year, growth stocks and sectors rose as many investors favored companies with strong revenue growth and competitive barriers. As the Federal Reserve continues to tighten monetary conditions, those companies that can grow independent of the cyclical nature of the economy are often rewarded. This enabled the Technology sector to benefit not only from revenue growth potential, but valuation multiple expansion as well. Going forward, tough rhetoric on trade is an area to watch closely, especially for semiconductor companies.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/18. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Amazon.com, Inc.	7.3%
Apple, Inc.	6.6%
Cisco Systems, Inc.	6.3%
Alphabet, Inc. - Class C	6.1%
Microsoft Corp.	5.4%
Facebook, Inc.	4.8%
Alphabet, Inc. - Class A	4.2%
Oracle Corp.	3.6%
NetApp, Inc.	3.5%
Xilinx, Inc.	3.4%

*	Based on total net assets as of August 31, 2018.

Excludes short-term investments.

Portfolio Composition*

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distribution and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2018
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/17 - 8/31/18	9/1/13 - 8/31/18*	9/1/08 – 8/31/18*	10/23/97 - 8/31/18*	1/7/03 - 8/31/18*
Class A
With Sales Charge	11.57%	-3.37%	-2.30%	4.67%	NA
Without Sales Charge	18.37%	-2.22%	-1.72%	4.96%	NA
Class C
With Sales Charge	16.66%	-2.80%	-2.31%	NA	5.31%
Without Sales Charge	17.66%	-2.80%	-2.31%	NA	5.31%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017 as amended March 7, 2018, are 3.85% and 4.54 % for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality companies within the energy and basic materials sectors. The Adviser’s selection process incorporates a multi-factor valuation framework, capital structure, and financial quality analysis. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, and price to operating cash flow. Valuation methodology is industry-specific within the energy and basic materials sectors. This process produces a list of eligible companies which are then subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISER COMMENTARY

The current bull market appears to be the most hated in history despite high levels of business and consumer confidence. This confidence is buttressed by strong momentum in the manufacturing sector and an unemployment rate at a level rarely seen in the last 50 years. Surveys of both large and small company executives are also optimistic which has helped lead to consistently rising estimates for both earnings and sales, particularly within the US. With an estimated $700 billion of liquidity parked overseas, tax reform has made it more tax-efficient for many US companies to bring cash home when it makes business sense to do so. Against this positive backdrop, trade wars are an obvious concern, though it is hard to handicap any outcome given the posturing and excessive rhetoric coming from all sides. Additionally, we believe Federal Reserve tightening will be a headwind for stock prices and the economy as inflation and full employment likely prompt policy makers to move up interest rates.

For the annual period ended August 31, 2018, the Energy sector outpaced the broad market, while the Materials sector significantly underperformed. The Saratoga Energy & Basic Materials Portfolio benefited from favorable stock selection in both Energy and Basic Materials, especially within Energy Equipment and Services and Chemicals. Underweight positions in Oil & Gas Equipment and Metals & Mining also benefited the Portfolio. The Portfolio had an average 65% weight in Energy companies during the period, with Integrated Oil & Gas continuing to be the largest group underweight and Exploration & Production the largest overweight. The Portfolio had an average 34% weight in Basic Materials companies during the period, led by Chemicals, the largest industry group in the Materials sector.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Exxon Mobil Corp.	6.0%
TOTAL SA - ADR	5.8%
CNOOC Ltd. - ADR	4.3%
Royal Dutch Shell PLC - ADR	4.2%
BP PLC - ADR	3.5%
Enbridge, Inc.	3.4%
Kinder Morgan, Inc.	3.1%
Chevron Corp.	3.1%
Sasol Ltd. - ADR	3.0%
Petroleo Brasileiro SA - ADR	2.9%

*	Based on total net assets as of August 31, 2018.

Excludes short-term investments.

Portfolio Composition*

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2018
	One Year:	Five Year:	Ten Year:	Inception:
	9/1/17 - 8/31/18	9/1/13 - 8/31/18*	9/1/08 – 8/31/18*	8/1/00 – 8/31/18*
Class A
With Sales Charge	6.76%	7.74%	2.39%	2.48%
Without Sales Charge	13.22%	9.01%	3.00%	2.82%
Class C
With Sales Charge	11.64%	8.36%	2.39%	2.20%
Without Sales Charge	12.64%	8.36%	2.39%	2.20%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017 as amended March 7, 2018, are 3.88% and 4.73% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality financial services companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, and capital structure. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, cash held to price and various cash flow ratios. Valuation methodology is industry-specific within the financial services sector. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISER COMMENTARY

The current bull market appears to be the most hated in history despite high levels of business and consumer confidence. This confidence is buttressed by strong momentum in the manufacturing sector and an unemployment rate at a level rarely seen in the last 50 years. Surveys of both large and small company executives are also optimistic which has helped lead to consistently rising estimates for both earnings and sales, particularly within the US. With an estimated $700 billion of liquidity parked overseas, tax reform has made it more tax-efficient for many US companies to bring cash home when it makes business sense to do so. Against this positive backdrop, trade wars are an obvious concern, though it is hard to handicap any outcome given the posturing and excessive rhetoric coming from all sides. Additionally, we believe Federal Reserve tightening will be a headwind for stock prices and the economy as inflation and full employment likely prompt policy makers to move up interest rates.

For the annual period ended August 31, 2018, the Financial Services sector trailed the broad equity market. The Saratoga Financial Services Portfolio had favorable stock selection in Insurance companies but an underweight to money center banks proved a significant drag on performance. During the period, the top contributors to the Portfolio were Progressive Corp. (3.56%) and MSCI, Inc. (0.00%). Progressive Corp., an insurance company, benefitted from four consecutive quarters of earnings significantly above expectations, while MSCI, a provider of index and data analytics, has benefited from the shift to passive investing and growth of ETFs. Key detractors were asset management and custody banks State Street Corp. (2.62%) and Bank of New York Mellon (3.24%). The firms are the two largest global custodian banks with more than $60 trillion in assets under administration. They have struggled to grow clearing revenues, despite rising short-term interest rates which increases revenues from securities lending business lines. Additionally, each firm has struggled to grow its actively managed asset management revenues.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/18. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

FINANCIAL SERVICES PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Berkshire Hathaway, Inc.	8.8%
Wells Fargo & Co.	4.8%
Citigroup, Inc.	4.8%
JPMorgan Chase & Co.	4.7%
Bank of America Corp.	4.7%
US Bancorp	4.3%
Progressive Corp.	3.6%
CME Group, Inc.	3.5%
Bank of New York Mellon Corp.	3.2%
Allstate Corp.	3.1%

*	Based on total net assets as of August 31, 2018.

Excludes short-term investments.

Portfolio Composition*

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification defined by Lipper. The Index is adjusted for the reinvestment of capital gains income dividends. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Period Ended August 31, 2018
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/17 - 8/31/18	9/1/13 - 8/31/18*	9/1/08 – 8/31/18*	1/4/99 – 8/31/18*	2/14/06 – 3/31/18*
Class A
With Sales Charge	-7.14%	-0.93%	0.85%	NA	1.34%
Without Sales Charge	-1.52%	0.26%	1.45%	NA	1.82%
Class C
With Sales Charge	-2.54%	-0.06%	0.99%	2.20%	NA
Without Sales Charge	-1.56%	-0.06%	0.99%	2.20%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017 as amended March 7, 2018, are 1.99% and 2.60% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer’s creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years.

PORTFOLIO ADVISER COMMENTARY

In the September 26, 2018 FOMC policy statement, the Federal Reserve (Fed) noted that it had increased the target range for the federal funds rate (FF) to 2.00% - 2.25%. The Fed removed the word ‘accommodative’ from their statement, however, somewhat oddly, the Fed says this change wasn’t meant to reflect a different policy direction, but rather an attempt to remove a “false sense of [Fed] precision in light of the considerable uncertainty surrounding all estimates of the neutral federal funds rate.” Regardless of how one translates the Fed’s statement, we believe it is clear from the underlying data that they have become aggressive in their tightening. The Fed’s headline measure Total Reserve Bank Credit is down significantly since 2015, while Required Reserve Balances are up over 30% - clear tightening measures. Most money supply (MS) measures, from a year-on-year percent change (y-o-y%) basis, peaked in the latter part of 2011. The monetary base (MB) rose over 100% y-o-y in the middle of 2009 as the Fed was trying to stabilize the economic downturn, it’s most recent reading (September 2018) is down over 8% y-o-y. The MB long-term average is roughly 8.9%, while M2 is 6.9%. When MB and M2 are both decidedly below their long-term averages, stock market conditions are often volatile. While most of the interest rate array is now increasing in a stable upward trend, short-term interest rates have been rising more rapidly than long-term rates, which is driving a declining yield curve spread. The monthly yield curve spread, as measured by the 10-year T-Note (10y TN) minus the 1-year T-Bill (1y TB), has been in a downward trend for some time. It is widely known that an inverted yield curve often portends a negative stock market, so the spread’s downward trend has worried many equity investors and economists alike. However, we don’t believe the current spread level tells us much on its own. Other factors help to provide context: the size of the spread decline from its high, additional interest rate trends, and CPI should also be considered. Regarding long-term corporate bonds, the quality spread as measured by Baa bonds minus Aaa bonds has widened. The quality spread has historically been a good predictor of confidence in the corporate bond market; a widening spread could mean trouble for this segment of the market, though current levels are not alarming. We believe both current monetary policy and the general interest rate environment are negatively impacting bonds.

The Saratoga Investment Quality Bond Portfolio utilizes Saratoga’s dynamic allocation process to allocate to the Portfolio’s underlying funds. Currently the Portfolio’s allocation is overweight the short-term bond strategy with a lesser allocation to the floating rate bond and interest rate hedged bond strategies.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Vanguard Short-Term Bond Index Fund - Admiral Class	66.8%
iShares Floating Rate Bond ETF	10.6%
ProShares Investment Grade-Interest Rate Hedged	10.2%
Province of Ontario, Canada, 2.450%, 6/29/2022	1.8%

*	Based on total net assets as of August 31, 2018.

Excludes short-term investments.

Portfolio Composition*

The Lipper Short-Intermediate Investment Grade Debt Funds Index consist of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Indexes are not managed and it is not possible to invest directly in an Index.

The Barclays Intermediate Government/ Credit Bond Index is composed of the bonds in the Barclays Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Barclays Government/Credit Bond Index consist of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Barclays Index is an unmanaged index which does not included fees and expenses. Investor may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Period Ended August 31, 2018
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/17 - 8/31/18	9/1/13 - 8/31/18*	9/1/08 - 8/31/18*	1/4/99 - 8/31/18*	2/14/06 - 8/31/18*
Class A
With Sales Charge	-8.49%	-1.08%	-0.01%	NA	0.01%
Without Sales Charge	-2.93%	0.10%	0.59%	NA	0.48%
Class C
With Sales Charge	-4.24%	-0.04%	0.30%	1.27%	NA
Without Sales Charge	-3.28%	-0.04%	0.30%	1.27%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017 as amended March 7, 2018 are 4.15% and 4.74% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Portfolio’s Adviser generally invests the Portfolio’s assets in municipal obligations. There are no maturity limitations on the Portfolio’s securities. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”), or Fitch Inc. (“Fitch”) or, if not rated, of comparable quality in the opinion of the Portfolio’s Adviser.

PORTFOLIO ADVISER COMMENTARY

In the September 26, 2018 FOMC policy statement, the Federal Reserve (Fed) noted that it had increased the target range for the federal funds rate (FF) to 2.00% - 2.25%. The Fed removed the word ‘accommodative’ from their statement, however, somewhat oddly, the Fed says this change wasn’t meant to reflect a different policy direction, but rather an attempt to remove a “false sense of [Fed] precision in light of the considerable uncertainty surrounding all estimates of the neutral federal funds rate.” Regardless of how one translates the Fed’s statement, we believe it is clear from the underlying data that they have become aggressive in their tightening. The Fed’s headline measure Total Reserve Bank Credit is down significantly since 2015, while Required Reserve Balances are up over 30% - clear tightening measures. Most money supply (MS) measures, from a year-on-year percent change (y-o-y%) basis, peaked in the latter part of 2011. The monetary base (MB) rose over 100% y-o-y in the middle of 2009 as the Fed was trying to stabilize the economic downturn, it’s most recent reading (September 2018) is down over 8% y-o-y. The MB long-term average is roughly 8.9%, while M2 is 6.9%. When MB and M2 are both decidedly below their long-term averages, stock market conditions are often volatile. While most of the interest rate array is now increasing in a stable upward trend, short-term interest rates have been rising more rapidly than long-term rates, which is driving a declining yield curve spread. The monthly yield curve spread, as measured by the 10-year T-Note (10y TN) minus the 1-year T-Bill (1y TB), has been in a downward trend for some time. It is widely known that an inverted yield curve often portends a negative stock market, so the spread’s downward trend has worried many equity investors and economists alike. However, we don’t believe the current spread level tells us much on its own. Other factors help to provide context: the size of the spread decline from its high, additional interest rate trends, and CPI should also be considered. We believe that both current monetary policy and the general interest rates environment are negatively impacting bonds.

The Saratoga Municipal Bond Portfolio utilizes Saratoga’s dynamic allocation process to allocate to the Portfolio’s underlying funds. Currently the Portfolio’s allocation is overweight the short-term municipal bond strategy with a lesser allocation to the floating rate bond and interest rate hedged bond strategies.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

MUNICIPAL BOND PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Vanguard Short-Term Tax-Exempt Fund	81.5%
iShares Floating Rate Bond ETF	4.9%
ProShares Investment Grade-Interest Rate Hedged	4.7%

*	Based on total net assets as of August 31, 2018.

Portfolio Composition*

The Lipper General Municipal Debt Funds Index consist of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit rating. Indexes are not managed and it is not possible to invest directly in the Index.

The Barclays Municipal Bond Index consist of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristic: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Barclays Index is an unmanaged index which does not include fees and expenses. Investors may nit invest directly in the Index.

Fund invests in municipal debt issues with dollar-weighted average maturities of five to ten years.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by: CLS Investments, LLC, Omaha, Nebraska

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class A and C)
8/31/18	0.57%

Total Aggregate Return for the Period Ended August 31, 2018
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/17 - 8/31/18	9/1/13 - 8/31/18*	9/1/08 - 8/31/18*	1/4/99 - 8/31/18*	2/14/06 - 8/31/18*
Class A
With Sales Charge	-5.38%	-1.09%	-0.53%	NA	0.02%
Without Sales Charge	0.29%	0.07%	0.05%	NA	0.49%
Class C
With Sales Charge	-0.71%	0.07%	0.05%	1.10%	NA
Without Sales Charge	0.29%	0.07%	0.05%	1.10%	NA

¹	The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017 as amended March 7, 2018, are 1.40% and 2.00% for the A and C Classes, respectively.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

INVESTMENT REVIEW

AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended August 31, 2018
Inception:
12/29/17 – 8/31/18
Class A
With Sales Charge	-1.70%
Without Sales Charge	4.30%
Class C
With Sales Charge	4.30%
Without Sales Charge	4.30%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 2.43 % and 3.18 % for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 44.25%-64.25% of the Portfolio’s assets to core equity investments; 8.75%-18.75% to sector equity investments; 2%-10% to fixed income investments; 5%-15% to money market investments and 11%-21% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISER COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States (US) advanced by an annualized growth rate (AGR) of 4.2% during the second quarter of 2018. This was an increase from the 2.2% AGR during the first quarter of 2018. The largest component of GDP is Personal Consumption Expenditures (PCE), which helps us to understand how the American consumer is doing; PCE bounced back in the second quarter after a rough start to the year. The Durable Goods segment of PCE is up over 6.6% per-year over the past two years. Meanwhile, the Non-Durable Goods portion of PCE was up just over 2% per-year over the same time period. Recent consumer performance has bounced back, and we continue to believe the domestic economy is strong and should be sustainable. We believe that the US economy has stabilized into a moderate expansionary environment, where we would expect both production and consumption to continue pushing the economy forward. At times, GDP could realize moderate-to-robust growth.

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. At the close of the annual period ended August 31, 2018, we believe monetary policy is negatively affecting the stock and bond sectors, interest rates are neutral for the stock sector and negative for the bond sector, valuations are neutral for the stock sector, and inflation is neutral for the stock sector and negative for the bond sector.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

AGGRESSIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Saratoga Large Capitalization Growth Portfolio, Class I	16.5%
Schwab U.S. Large-Cap Value ETF	12.7%
Saratoga Mid Capitalization Portfolio, Class I	9.0%
Schwab US Small-Cap ETF	8.1%
ProShares Investment Grade-Interest Rate Hedged	7.1%
Schwab International Equity ETF	6.8%
iShares Core U.S. Aggregate Bond ETF	5.4%
IQ Hedge Macro Tracker ETF	4.8%
Saratoga Health & Biotechnology Portfolio, Class I	3.2%
Saratoga Technology & Communications Portfolio, Class I	2.9%

*	Based on total net assets as of August 31, 2018.

Excludes short-term investments.

Portfolio Composition*

TheMorningstar US Fund Allocation 70%-85% Equity seeks to provide income and capital appreciation by investing in multiple asset classes. The Funds typicalled have 70%-85% equity exposure in domestic holdings.

The Morningstar Moderately Aggressive Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly above-average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended August 31, 2018
Inception:
12/29/17 – 8/31/18
Class A
With Sales Charge	-2.64%
Without Sales Charge	3.30%
Class C
With Sales Charge	3.30%
Without Sales Charge	3.30%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 2.27% and 3.02% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 40%-60% of the Portfolio’s assets to core equity investments; 8.5%-18.5% to fixed income investments, 17.5%-32.5% to money market investments and 6.5%-16.5% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

PORTFOLIO ADVISER COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States (US) advanced by an annualized growth rate (AGR) of 4.2% during the second quarter of 2018. This was an increase from the 2.2% AGR during the first quarter of 2018. The largest component of GDP is Personal Consumption Expenditures (PCE), which helps us to understand how the American consumer is doing; PCE bounced back in the second quarter after a rough start to the year. The Durable Goods segment of PCE is up over 6.6% per-year over the past two years. Meanwhile, the Non-Durable Goods portion of PCE was up just over 2% per-year over the same time period. Recent consumer performance has bounced back, and we continue to believe the domestic economy is strong and should be sustainable. We believe that the US economy has stabilized into a moderate expansionary environment, where we would expect both production and consumption to continue pushing the economy forward. At times, GDP could realize moderate-to-robust growth.

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. At the close of the annual period ended August 31, 2018, we believe monetary policy is negatively affecting the stock and bond sectors, interest rates are neutral for the stock sector and negative for the bond sector, valuations are neutral for the stock sector, and inflation is neutral for the stock sector and negative for the bond sector.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

CONSERVATIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Saratoga Large Capitalization Growth Portfolio, Class I	17.8%
Schwab U.S. Large-Cap Value ETF	14.1%
iShares Core U.S. Aggregate Bond ETF	10.9%
Saratoga Mid Capitalization Portfolio, Class I	10.2%
ProShares Investment Grade-Interest Rate Hedged	4.2%
James Alpha Macro Portfolio - Class I	3.4%
Schwab US Small-Cap ETF	2.3%
IQ Hedge Macro Tracker ETF	2.2%
Schwab International Equity ETF	1.7%

*	Based on total net assets as of August 31, 2018.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 30%-50% equity invests in both stocks and bonds and maintains a relatively smaller position in stocks. These Funds typically have 30%-50% of assets in equities and 50%-80% of assets in fixed income and cash. Investors cannot invest directly in an index.

The Morningstar Moderately Conservative Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly below-average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MODERATE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended August 31, 2018
Inception:
12/29/17 – 8/31/18
Class A
With Sales Charge	-1.70%
Without Sales Charge	4.30%
Class C
With Sales Charge	4.30%
Without Sales Charge	4.30%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 2.41% and 3.16 % for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 43%-63% of the Portfolio’s assets to core equity investments; 3.75%-13.75% to sector equity investments; 4%-14% to fixed income investments; 10%-20% to money market investments and 9.25%-19.25% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISER COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States (US) advanced by an annualized growth rate (AGR) of 4.2% during the second quarter of 2018. This was an increase from the 2.2% AGR during the first quarter of 2018. The largest component of GDP is Personal Consumption Expenditures (PCE), which helps us to understand how the American consumer is doing; PCE bounced back in the second quarter after a rough start to the year. The Durable Goods segment of PCE is up over 6.6% per-year over the past two years. Meanwhile, the Non-Durable Goods portion of PCE was up just over 2% per-year over the same time period. Recent consumer performance has bounced back, and we continue to believe the domestic economy is strong and should be sustainable. We believe that the US economy has stabilized into a moderate expansionary environment, where we would expect both production and consumption to continue pushing the economy forward. At times, GDP could realize moderate-to-robust growth.

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. At the close of the annual period ended August 31, 2018, we believe monetary policy is negatively affecting the stock and bond sectors, interest rates are neutral for the stock sector and negative for the bond sector, valuations are neutral for the stock sector, and inflation is neutral for the stock sector and negative for the bond sector.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

MODERATE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Saratoga Large Capitalization Growth Portfolio, Class I	17.5%
Schwab U.S. Large-Cap Value ETF	12.6%
Saratoga Mid Capitalization Portfolio, Class I	9.7%
iShares Core U.S. Aggregate Bond ETF	6.8%
ProShares Investment Grade-Interest Rate Hedged	4.4%
IQ Hedge Macro Tracker ETF	4.2%
Schwab US Small-Cap ETF	3.6%
Schwab International Equity ETF	2.4%
Saratoga Health & Biotechnology Portfolio, Class I	2.0%
Saratoga Technology & Communications Portfolio, Class I	1.7%

*	Based on total net assets as of August 31, 2018.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 50%-70% Equity invests in stocks and bonds and maintains a relatively higher position in stocks. The funds typically have 50%-70% of assets in equities and the remainder in fixed income and cash. Investors cannot directly invest in an index.

The Morningstar Moderate Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended August 31, 2018
Inception:
12/29/17 – 8/31/18
Class A
With Sales Charge	-2.45%
Without Sales Charge	3.50%
Class C
With Sales Charge	3.50%
Without Sales Charge	3.50%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 2.41 % and 3.16 % for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 45%-65% of the Portfolio’s assets to core equity investments; 5.5%-15.5% to sector equity investments; 2.5%-12.5% to fixed income investments; 7%-17% to money market investments and 10%-20% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISER COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States (US) advanced by an annualized growth rate (AGR) of 4.2% during the second quarter of 2018. This was an increase from the 2.2% AGR during the first quarter of 2018. The largest component of GDP is Personal Consumption Expenditures (PCE), which helps us to understand how the American consumer is doing; PCE bounced back in the second quarter after a rough start to the year. The Durable Goods segment of PCE is up over 6.6% per-year over the past two years. Meanwhile, the Non-Durable Goods portion of PCE was up just over 2% per-year over the same time period. Recent consumer performance has bounced back, and we continue to believe the domestic economy is strong and should be sustainable. We believe that the US economy has stabilized into a moderate expansionary environment, where we would expect both production and consumption to continue pushing the economy forward. At times, GDP could realize moderate-to-robust growth.

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. At the close of the annual period ended August 31, 2018, we believe monetary policy is negatively affecting the stock and bond sectors, interest rates are neutral for the stock sector and negative for the bond sector, valuations are neutral for the stock sector, and inflation is neutral for the stock sector and negative for the bond sector.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Saratoga Large Capitalization Growth Portfolio, Class I	19.3%
Schwab U.S. Large-Cap Value ETF	14.6%
IQ Hedge Macro Tracker ETF	12.8%
Saratoga Mid Capitalization Portfolio, Class I	10.3%
iShares Core U.S. Aggregate Bond ETF	7.1%
Schwab US Small-Cap ETF	6.9%
Schwab International Equity ETF	5.0%
Saratoga Health & Biotechnology Portfolio, Class I	2.7%
Vanguard Financials ETF	2.4%
Saratoga Technology & Communications Portfolio, Class I	2.2%

*	Based on total net assets as of August 31, 2018.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 50%-70% Equity invests in stocks and bonds and maintains a relatively higher position in stocks. The funds typically have 50%-70% of assets in equities and the remainder in fixed income and cash. Investors cannot directly invest in an index.

The Morningstar Moderate Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended August 31, 2018
Inception:
12/29/17 – 8/31/18
Class A
With Sales Charge	-3.39%
Without Sales Charge	2.50%
Class C
With Sales Charge	2.50%
Without Sales Charge	2.50%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 2.31% and 3.06 % for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 48%-68% of the Portfolio’s assets to core equity investments; 5.5%-15.5% to fixed income investments, 11%-21% to money market investments and 10.5%-20.5% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

PORTFOLIO ADVISER COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States (US) advanced by an annualized growth rate (AGR) of 4.2% during the second quarter of 2018. This was an increase from the 2.2% AGR during the first quarter of 2018. The largest component of GDP is Personal Consumption Expenditures (PCE), which helps us to understand how the American consumer is doing; PCE bounced back in the second quarter after a rough start to the year. The Durable Goods segment of PCE is up over 6.6% per-year over the past two years. Meanwhile, the Non-Durable Goods portion of PCE was up just over 2% per-year over the same time period. Recent consumer performance has bounced back, and we continue to believe the domestic economy is strong and should be sustainable. We believe that the US economy has stabilized into a moderate expansionary environment, where we would expect both production and consumption to continue pushing the economy forward. At times, GDP could realize moderate-to-robust growth.

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. At the close of the annual period ended August 31, 2018, we believe monetary policy is negatively affecting the stock and bond sectors, interest rates are neutral for the stock sector and negative for the bond sector, valuations are neutral for the stock sector, and inflation is neutral for the stock sector and negative for the bond sector.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Saratoga Large Capitalization Growth Portfolio, Class I	20.3%
Schwab U.S. Large-Cap Value ETF	15.9%
Saratoga Mid Capitalization Portfolio, Class I	11.8%
IQ Hedge Macro Tracker ETF	8.5%
iShares Core U.S. Aggregate Bond ETF	7.6%
Schwab US Small-Cap ETF	6.9%
Schwab International Equity ETF	5.1%
James Alpha Macro Portfolio, Class I	3.6%
ProShares Investment Grade-Interest Rate Hedged	2.9%

*	Based on total net assets as of August 31, 2018.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 50%-70% Equity invests in stocks and bonds and maintains a relatively higher position in stocks. The funds typically have 50%-70% of assets in equities and the remainder in fixed income and cash. Investors cannot directly invest in an index.

The Morningstar Moderate Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MACRO PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Period Ended August 31, 2018
	One Year:	Five Year:	Inception:	Inception:
	9/1/17 - 8/31/18	9/1/13 – 8/31/18*	2/1/11 – 8/31/18*	1/5/12 – 8/31/18*
Class A
With Sales Charge	-6.17%	-2.90%	-1.41%	NA
Without Sales Charge	-0.44%	-1.75%	-0.64%	NA
Class C
With Sales Charge	-2.13%	-2.47%	NA	-1.85%
Without Sales Charge	-1.14%	-2.47%	NA	-1.85%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, is 3.09% and 3.84% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by investing all or substantially all of its assets in the following market sectors (“Sectors”): commodities; global inflation-linked bonds; event-linked securities; global equities; emerging market bonds; emerging market currencies; high-yield bonds, quantitative, and global macro. The Manager allocates the Portfolio’s assets across the Sectors based on the Manager’s forecasted return and risk characteristics for each Sector. The Portfolio may invest no more than 33 % of its assets in any single Sector at the time of initial investment or as a result of a rebalancing, although actual Sector weightings may deviate from the maximum allocation percentage from time to time due to market movements.

PORTFOLIO ADVISER COMMENTARY

The US economy ended the annual period ended August 31, 2018 in good shape. Consumer spending is strong, corporate earnings are excellent, and the unemployment rate is at a 49-year low. We believe that the fiscal tax stimulus package introduced late in 2017 should keep the US economy running with above-trend growth through the middle of 2019. The Eurozone ended the year on a far less positive note than initially expected. The start of 2018 was riddled with volatility unseen in previous years. Equity volatility spiked in February as certain equity markets suffered their first 10% corrections since early 2016; we believe this was primarily due to investors’ concerns that the Fed would quicken its pace of rate hikes after a bigger-than-expected increase in wages. The second half of the year marked a significant divergence in global equity markets, with the US reaching new highs while developed international and emerging markets continued to fall on investor concern over trade wars, a strong dollar, and the unwinding of quantitative easing policies. Yields have shown some volatility, but to a lesser degree. Overall, rates moved higher. We believe a multitude of events that are taking shape in 2018 will lead to elevated uncertainty and higher capital market volatility over the coming year.

The James Alpha Macro Portfolio was hampered by trend-following strategies as global growth proved resilient and investors continued the risk-on trade. We maintain our current positioning with a tilt in the managed futures managers.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

JAMES ALPHA MACRO PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Vanguard Total International Bond ETF	17.2%
Altegris Futures Evolution Strategy Fund, Class I	8.3%
AQR Managed Futures Strategy Fund, Class I	8.2%
Invesco S&P 500 Equal Weight ETF	4.8%
SPDR Bloomberg Barclays Euro High Yield Bond UCITS ETF	4.4%
SPDR Gold Shares	3.0%
iShares S&P GSCI Commodity Indexed Trust	2.4%
AdvisorShares STAR Global Buy-Write ETF	1.7%
iShares JP Morgan USD Emerging Markets Bond ETF	1.6%
Horizons S&P 500 Covered Call ETF	1.4%

*	Based on total net assets as of August 31, 2018.

Excludes short-term investments.

Portfolio Composition*

Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks total return consisting of current income and capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2018
	One Year:	Five Year:	Inception:	Inception:
	9/1/17 - 8/31/18	9/1/13 – 8/31/18*	10/26/09 – 8/31/18*	1/5/12 – 8/31/18*
Class A
With Sales Charge	2.49%	7.52%	9.27%	NA
Without Sales Charge	8.75%	8.80%	10.21%	NA
Class C
With Sales Charge	6.92%	8.12%	NA	10.08%
Without Sales Charge	7.90%	8.12%	NA	10.08%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, is 1.69% and 2.44% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Sub-Adviser uses both a quantitative screening process and a qualitative stock selection process when selecting securities for investment by the Portfolio. Quantitative Screening Process: The Sub-Adviser and Green Street Advisors have designed a proprietary quantitative screening model, the Global Real Estate Investment Model (the “Model”), which the Sub-Adviser uses to identify the securities in which the Portfolio may invest. The Model identifies approximately 80 qualifying securities for evaluation by the Sub-Adviser (“Qualifying Securities”). Qualifying Securities may include those issued by companies in a variety of sectors within the real estate industry, including, among others, the retail, office, industrial, hotel, healthcare multi-family and self-storage sectors. Qualitative Stock Selection Process: All Qualifying Securities are evaluated by the Sub-Adviser in determining appropriate investments for the Portfolio. The Sub-Adviser selects the top 40 to 50 securities from among the approximately 80 Qualifying Securities based on its assessment of certain factors including, but not limited to, management quality, balance sheet strength, debt structure and maturities, lease term and renewal schedule, tenant credit quality, regional macroeconomic conditions and trends and projected demand drivers and supply constraints for space. The Sub-Adviser may sell a security held in the portfolio when it no longer qualifies under the parameters established by the Model.

PORTFOLIO ADVISER COMMENTARY

During the annual period ended August 31, 2018, global REITs exhibited consistent strength except during the month of February when, despite continued improvement in fundamentals and solid earnings growth, real estate stocks sold off as fears of rising interest rates weighed on investors’ confidence. By the end of the period global real estate stocks had moved higher, benefiting from the improving economic outlook particularly outside the US. Economic growth continues at a moderate pace, but improvement is now less reliant on central bank monetary policy. Both US and international consumers and businesses are significantly more positive about the outlook than they were this time last year.

We expect the real estate cycle to remain in a prolonged recovery stage. We believe the slow pace of economic growth, subdued development starts and a still-low interest rate environment could ensure continued investor demand for real estate. We estimate that listed property companies globally now trade at a 12% discount to our estimates of the private market value of the real estate they own, thus commercial real estate is “on sale” in the public market in our minds. While a move higher in short-term interest rates typically can cause transitory dislocation among yield-sensitive asset classes — like we saw in February of 2018 — history suggests that property company shares have the potential to benefit from the underlying forces that cause rates to move higher, namely economic growth that may drive more demand for commercial space. We believe the bull case for global REITs remains intact. Despite the length of the current bull market, we continue to believe that bull markets don’t die of old age, they die of excesses. For real estate, that means excess new supply from development, which continues to be muted; indeed, the most recent data point to a tick down in new construction.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
NEXTDC Ltd.	4.7%
InterXion Holding NV	4.5%
Hongkong Land Holdings Ltd.	4.2%
Tokyu Fudosan Holdings Corp.	3.9%
Equinix, Inc.	3.7%
Wharf Real Estate Investment	3.3%
Colony Capital, Inc.	3.2%
Kennedy-Wilson Holdings, Inc.	3.0%
Cushman & Wakefield PLC	2.7%
Outfront Media, Inc.	2.5%

*	Based on total net assets as of August 31, 2018.

Excludes short-term investments.

Portfolio Composition *

The FTSE EPRA/NAREIT Developed Net Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide long-term capital appreciation as its primary objective, with a secondary objective of providing income for its shareholders.

Total Aggregate Return for the Period Ended August 31, 2018
	One Year:	Inception:
	9/1/17 – 8/31/18	9/29/14 – 8/31/18*
Class A
With Sales Charge	6.15%	0.24%
Without Sales Charge	12.62%	1.77%
Class C
With Sales Charge	10.88%	1.06%
Without Sales Charge	11.88%	1.06%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, is 4.13% and 4.89% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The principal investment strategies that will be employed by the Portfolio include the following: (i) Equity Strategies- the Portfolio will seek equity exposure using a combination of investment strategies that may include long-only strategies and long/short equity strategies; (ii) Merger Arbitrage Strategies- the Portfolio’s merger arbitrage strategy is to invest in equity securities of U.S. and foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations; (iii) Real Estate-Related Strategies- the Portfolio’s real-estate related strategy is to invest, either directly or through other investment companies, in publicly traded real estate investment trusts (“REITs”), including REIT preferred stock, and securities of other publicly traded real estate and real estate-related companies; and (iv) Master Limited Partnership (MLP) Strategies- the Portfolio will invest up to 25% of its assets in publicly traded MLP investments and exchange-traded notes (ETNs) that track MLPs. The Portfolio may invest in companies of any size (from micro-cap to large-cap) in each of its investment strategies. While the Portfolio may generally invest in foreign securities without limitation, the Portfolio will limit its investments in emerging markets securities to 25% of the Portfolio’s assets.

PORTFOLIO ADVISER COMMENTARY

Portfolio diversification and asset class selection have been the key drivers of the James Alpha Multi-Strategy Alternative Income Portfolio’s performance during the annual period ended August 31, 2018. The start of 2018 was riddled with volatility unseen in previous years, which proved beneficial to the Portfolio’s Long/Short Equity sector exposure, making it the Portfolio’s main contributor to performance. Most of the Portfolio’s underlying strategies performed well during the period, though the allocation to the Merger Arbitrage sector struggled at times. Despite rising interest rates, real estate returns have done well over the year. As foreign capital flows increase in the US, we believe real estate and other financial assets should benefit. The Portfolio’s MLP exposure benefited from the rise in oil prices. We maintain our view of moderate global growth for the remainder of the year. As such, we believe growth should offset interest rate sensitivity in Real Estate; Small Cap sectors should perform well based on improving consumer sentiment and potentially pro-growth policy; and finally, we maintain our Merger Arbitrage position to possibly offset our interest rate sensitive income-oriented investments.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Global X MLP ETF	8.3%
NXP Semiconductors NV	2.6%
Aetna, Inc.	2.6%
Pinnacle Foods, Inc.	2.0%
Andeavor	2.0%
First Trust North American Energy Infrastructure	1.9%
Energy Transfer Partners LP	1.8%
InfraCap MLP ETF	1.6%
Twent-First Centry Fox, Inc.	1.5%
Gramercy Property Trust	1.5%

*	Based on total net assets as of August 31, 2018.

Excludes short-term investments and short-sales.

Portfolio Composition*

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2018
	One Year:	Inception:
	9/1/17 – 8/31/18	7/31/15 – 8/31/18*
Class A
With Sales Charge	0.76%	1.41%
Without Sales Charge	6.91%	3.38%
Class C
With Sales Charge	5.11%	2.65%
Without Sales Charge	6.11%	2.65%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, is 3.30% and 4.04% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

Under normal market conditions, the Portfolio will seek to achieve its objective by combining a long equity strategy with an options hedging strategy that seeks to provide protection during significant equity market downturns. The long equity strategy seeks to replicate the returns of the S&P 500® Index and to enhance these returns through the use of leverage. The Portfolio will achieve exposure to S&P 500® Index companies primarily through exchange-traded funds (“ETFs”), mutual funds and closed-end funds but may also gain exposure through direct investment in common and preferred stocks. The Portfolio’s Sub-Adviser will use its discretion on when to deploy the options hedging strategies, which will vary depending on option prices. The Sub-Adviser may also seek to enhance the returns of the Portfolio’s long equity strategy by buying or selling options on ETFs whose strategies seek to minimize volatility (volatility ETFs). Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or investments that provide exposure to equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Portfolio intends to borrow money to create leverage of up to 30% of the Portfolio’s assets. The Portfolio plans to invest the assets obtained through leverage in additional instruments that provide exposure to the S&P 500® Index companies as well as in additional options as part of the Portfolio’s hedging strategies. The Portfolio will therefore have long exposure of up to 130% its assets. The Sub-Adviser uses proprietary valuation methods and risk measures as well as publicly available data regarding market volatility levels in managing the hedging strategies. The Sub-Adviser considers multiple factors in determining how much leverage to employ and expected market volatility levels, such as premium at risk, the time to expiration of options, the rate that options lose value as they near maturity, the risk of gain or loss resulting from changes in volatility, and the notional exposure of the options relative to the Portfolio’s long positions. The Sub-Adviser’s proprietary option valuation methods will be used to determine when to use a particular option strategy and when to realize gains on the Portfolio’s options positions.

PORTFOLIO ADVISER COMMENTARY

For much of 2017, US equity markets responded to steps toward deregulation but faced challenges as the Trump administration sought to pass tax reform. As the year went on, investors seemed to become convinced that tax reform and a potential reduction in regulatory headwinds would drive the ageing bull market forward. As resultant inflation concerns grew, the Federal Reserve acted to ensure conditions remained under control. Despite interest rate hikes, volatility remained quite low through much of the year. As 2017 ended, the geopolitical stress of North Korea started to become problematic, but even nuclear sabre rattling seemed unable to spur equity volatility.

The beginning of 2018 brought good US economic news and US unemployment pointed to the possibility of dropping below 4%. Despite softer overseas economic growth, in connection with a long-term Chinese deleveraging process, the Fed was steadfastly hawkish and the acceleration in US growth supported a strong US Dollar reversal. Possibly coincidentally, in February, the volatility markets faced a squeeze that seemingly had less to do with equities than the nature of volatility products themselves; during the month, US equity markets struggled, and the James Alpha Managed Risk Domestic Equity Portfolio was able to post solid relative performance. As the year progressed, equity markets recovered but volatility levels remained elevated, responding in

INVESTMENT REVIEW

part to trade war rhetoric. Solid earnings continued to buoy performance despite the headwinds. The biggest contributors to domestic equity markets, Technology stocks, provided major support and, despite a bit of regulatory concerns around privacy, remained the top sector. As the year closed, there was a sense that fundamentals of the US economy could become more vulnerable to a global slowdown. We believe the headwinds of a more hawkish Fed and an unresolved trade war with China have yet to be felt completely in equity valuations or the US economy. We remain concerned that risks are being undervalued. During the period, the Portfolio benefitted from its risk management strategy, and we believe increased levels of volatility could provide solid opportunities for the Portfolio going forward.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
SPDR S&P 500 ETF Trust	80.3%

*	Based on total net assets as of August 31, 2018.

Excludes short-term investments and written options.

Portfolio Composition*

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide capital appreciation as its primary objective.

Total Aggregate Return for the Period Ended August 31, 2018
	One Year:	Inception:
	9/1/17 – 8/31/18	7/31/15 – 8/31/18*
Class A
With Sales Charge	-5.75%	-0.89%
Without Sales Charge	-0.01%	1.03%
Class C
With Sales Charge	-1.62%	0.34%
Without Sales Charge	-0.69%	0.34%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2017, is 3.44% and 4.18% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

Under normal market conditions, the Portfolio will seek to achieve its objective by combining a long equity strategy with an options hedging strategy that seeks to provide protection during significant equity market downturns. The long equity strategy seeks to replicate the returns of the MSCI Emerging Markets Index and to enhance these returns through the use of leverage. The Portfolio will achieve exposure to MSCI Emerging Markets Index companies primarily through exchange-traded funds (“ETFs”), mutual funds and closed-end funds but may also gain exposure through direct investment in common and preferred stocks. The Portfolio’s Sub-Adviser will use its discretion on when to deploy the options hedging strategies, which will vary depending on option prices. The Sub-Adviser may also seek to enhance the returns of the Portfolio’s long equity strategy by buying or selling options on ETFs whose strategies seek to minimize volatility (volatility ETFs). Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or investments that provide exposure to equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Portfolio intends to borrow money from banks to create leverage of up to 30% of the Portfolio’s assets. The Portfolio plans to invest the assets obtained through leverage in additional instruments that provide exposure to the MSCI Emerging Markets Index companies as well as in additional options as part of the Portfolio’s hedging strategies. The Portfolio will therefore have long exposure of up to 130% its assets. The Sub-Adviser uses proprietary valuation methods and risk measures as well as publicly available data regarding market volatility levels in managing the hedging strategies. The Sub-Adviser considers multiple factors in determining how much leverage to employ and expected market volatility levels, such as premium at risk, the time to expiration of options, the rate that options lose value as they near maturity, the risk of gain or loss resulting from changes in volatility, and the notional exposure of the options relative to the Portfolio’s long positions. The Sub-Adviser’s proprietary option valuation methods will be used to determine when to use a particular option strategy and when to realize gains on the Portfolio’s options positions.

PORTFOLIO ADVISER COMMENTARY

At the end of 2017, global markets largely focused on two things: the potential of a US tax cut to impact US growth and the ability of China to navigate a deleveraging. While important, the aggressive US tone on geopolitical issues and growing trade rhetoric were mostly ignored until early February 2018, when a US-based volatility market spike sent ripples through equity markets on a global basis. After the volatility spike, the Federal Reserve’s hawkishness, and a strong US Dollar reversal, Emerging Markets (EM) assets and currencies experienced a major crisis of confidence. As a result, what looked like it could be a powerful appreciation year in EM equities turned sour. While EM equity earnings remained solid and entered the year looking reasonably priced against US equities, US interest rates and US Dollar denominated debt issuance turned out to be a big headwind.

During the period, the James Alpha Managed Risk Emerging Markets Portfolio sought to provide defensive value during volatile downdrafts. After the period’s volatility spike, many EM assets began to experience large outflows because of a series of notable

INVESTMENT REVIEW

currency crises. In response to the potential Dollar impact on returns, the Portfolio instituted a Dollar-favoring hedge that slightly benefitted performance during the period.

As the year closed, the trade war remained unresolved and the Chinese economy continues to struggle to find a floor. The divergence between US and global growth remains a two-edged sword for the Emerging Markets that thrive on US economic strength but are damaged by higher US rates. While we think EM equities possess solid fundamental value, there is still a sense that headwinds could warrant further declines. Both realized and implied volatilities expanded through the period. We continue to see volatility inducing headwinds and risks that further Dollar strength could leave EM equities vulnerable.

The Portfolio continued to be leveraged in put spreads and had a lower than normal short call position. We will consider increasing the call position in the coming months if volatility rises into interest rate normalization and Fed tapering.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
iShares MSCI Emerging Markets ETF	62.0%

*	Based on total net assets as of August 31, 2018.

**	Based on total investments as of August 31, 2018.

Excludes short-term investments and written options.

Portfolio Composition**

The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 830 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide high current income as its primary objective.

Total Aggregate Return for the Period Ended August 31, 2018
	One Year:	Inception:
	9/1/17 – 8/31/18	12/31/13 – 8/31/18*
Class A
With Sales Charge	-3.75%	1.77%
Without Sales Charge	1.84%	3.00%
Class C
With Sales Charge	0.36%	2.36%
Without Sales Charge	1.34%	2.36%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, is 3.10% and 3.88% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio will seek to achieve its investment objectives by investing, under normal market conditions, primarily all of its assets in fixed income and fixed income-related securities, using a combination of long-short, long-only and hedging strategies. Fixed income securities in which the Portfolio will invest are anticipated to generally consist of U.S. and foreign fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase. It is expected that the Portfolio will keep its average duration equal to or below three years. Hedging strategies are used by the Portfolio in an attempt to mitigate risk, by hedging against changes in the price of other securities held by the Portfolio, and may involve purchasing put options, selling debt or equity securities short or writing covered call options. Derivative instruments may also be used for currency and interest rate hedging purposes. The Portfolio will invest its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The principal investment strategies that may be employed by the Portfolio include the following: (i) Senior Loan Floating Rate Strategy- the senior loan floating rate strategy concentrates on investment opportunities in senior-secured and second-lien loans and bonds; (ii) Short Duration High Yield Strategy- the short duration high yield strategy seeks to generate uncorrelated returns through stable income and reduced volatility; and (iii) Relative Value Long/Short Debt Strategy- the relative value long/short debt strategy seeks to take advantage of perceived discrepancies in the market prices of certain fixed income securities, as well as certain convertible bond, closed-end fund, and derivative securities. Proprietary research tools include credit spread analysis. One or more of the above strategies may be achieved through investments in ETFs and other registered investment companies instead of direct investments. The Manager’s investment process is based on a consultative four step approach: 1) Asset Allocation – Defining objectives and constraints, determining asset classes, and determining strategic weightings based on objectives and constraints; 2) Manager Research – Sourcing and vetting investment managers; 3) Risk Management – Identifying, characterizing, and assessing portfolio risks, and suggesting ways to reduce risk; and 4) Portfolio Construction – Constructing the portfolio by incorporating input from all three of the above.

PORTFOLIO ADVISER COMMENTARY

The US economy finished off the annual period ended August 31, 2018 in good shape. Consumer spending is strong, corporate earnings are excellent, and the unemployment rate is at a 49-year low. We believe the fiscal tax stimulus package introduced late in 2017 should keep the US economy running with above-trend growth through the middle of 2019. The Eurozone ended the year on a far less positive note than initially expected.

The Federal Reserve raised the federal funds rate twice in 2018 and revised its forecasts for rate hikes from three to four. Given this backdrop of steady policy normalization and rising rates, fixed income markets have struggled. Lower-credit corporate bonds

INVESTMENT REVIEW

led gains in the credit market during the period, driven by rising oil prices and steady default rates. The strong dollar has put pressure on emerging market debt, which has led the declines in the fixed income markets. The Fed appears increasingly confident that the US economy can withstand higher interest rates. We believe three or four rate hikes in 2018 is a reasonable expectation at this point. We expect that investors, especially those global investors navigating the growing ocean of low yielding non-USD government and corporate bonds, will continue to seek out the relatively “safe” and “attractive” offerings presented. We maintain our positions with short duration and hedging in place.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
James Alpha Structured Credit	7.4%
American Beacon Sound Point Floating Rate Income Fund	5.8%
Semper MBS Total Return Fund	5.0%
VanEck Vectors Emerging Markets High Yield Bond ETF	1.3%
Alerian MLP ETF	1.3%
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1.3%
ProShares UltraShort Russell2000	1.3%
AlphaCentric Income Opportunities Fund	1.2%
AMC Entertainment 5.875%, 2/15/22	0.9%
Delphi Energy corp 10.00%, 7/15/21	0.9%

*	Based on total net assets as of August 31, 2018.

Excludes short-term investments and futures.

Portfolio Composition*

The Barclays U.S. Aggregate Bond Index, is made up of the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Investors cannot invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MOMENTUM PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide high current income as its primary objective.

Total Aggregate Return for the Period Ended August 31, 2018
Inception:
6/25/18 – 8/31/18*
Class A
With Sales Charge	-0.67%
Without Sales Charge	5.36%
Class C
With Sales Charge	5.36%
Without Sales Charge	5.36%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated June 22, 2018, is 1.95% and 2.70% for the A and C Classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

Under normal market conditions, the Portfolio invests in a group of exchange-traded funds (“ETFs”) and/or money market funds. The underlying ETFs generally invest in fixed income securities, equity securities, convertible securities, real estate investment trusts (“REITs”), and commodities.

The Sub-Adviser allocates the Portfolio’s assets among its investment categories based on a “risk-on”/“risk-off” proprietary screening model. “Risk-on” is defined as asset classes that the Portfolio will invest in, such as ETFs that hold equity securities, REITs and commodities. “Risk-off” investments generally include U.S. Treasury ETFs and cash or cash equivalents and are considered by the Sub-Adviser to present the least amount of credit risk. The Sub-Adviser’s screening process begins with a review of the strongest recent “risk-off” investments relative to other “risk-off” investments. Each “risk-off” investment is compared against the others to create a ratio which the Sub-Adviser then analyzes to determine which investment’s relative price is performing more strongly than the others based on a proprietary weighting system. The strongest relative strength is considered the strongest recent “risk-off” investment with which to compare “risk-on” asset classes. Relative strength calculates which investments are the strongest performers, as compared to other investments based on the investment’s performance return profile over a period of up to one year, and recommends those investments for purchase.

The Sub-Adviser determines if a cash position or U.S. Treasury ETF is most favorable based on the Sub-Adviser’s screening model. The Sub-Adviser then compares the strongest “risk-off” investment to ETFs that hold equity securities, REITs and commodities. In order to buy a “risk-on” investment, that “risk-on” investment must be showing recent relative strength versus the strongest “risk-off” instrument based on the Sub-Adviser’s proprietary screening model at set intervals during the month. The Sub-Adviser sells “risk-on” investments when the strongest “risk-off” ETF is showing greater recent relative strength versus the particular “risk-on” investment based on the Sub-Adviser’s screening model at set intervals during the month.

The Portfolio may purchase ETFs that use derivative instruments such as put and call options on stocks and stock indices, and index contracts and options thereon. The Portfolio may invest in ETFs that hold below-grade fixed income securities (known as “junk bonds”). The Portfolio’s investment strategy may cause it to purchase ETFs that have growth or value style investing, and the Portfolio may invest in ETFs that hold small- and medium-sized companies. There are no limits on the amount of the Portfolio’s assets that may be invested in ETFs and/or cash investments at any one time. Additionally, the Portfolio may be fully invested, partially invested or fully in cash or cash equivalents at any time. Depending on the “risk-on”/“risk-off” ratio, if cash is the recent strongest performing asset class compared to all “risk-on” ETFs and all “risk-off” ETFs that invest in U.S. Treasuries, for example, the Portfolio would then hold 100% in cash.

The Portfolio may also engage in short-term trading. The Portfolio is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. The Portfolio may invest a significant percentage of its assets in a single ETF and/or money market fund, and at times may hold only one such position along with a cash or cash equivalent position. Also, the Portfolio may participate in a limited number of industry sectors, but will not concentrate its investments in any particular industry.

PORTFOLIO ADVISER COMMENTARY

The US economy ended the annual period ended August 31, 2018 in good shape. Consumer spending is strong, corporate earnings are excellent, and the unemployment rate is at a 49-year low. We believe that the fiscal tax stimulus package introduced late in 2017 should keep the US economy running with above-trend growth through the middle of 2019. The Eurozone ended the year on a far less positive note than initially expected. The start of 2018 was riddled with volatility unseen in previous years. Equity volatility spiked in February as certain equity markets suffered their first 10% corrections since early 2016; we believe this was primarily due to investors' concerns that the Fed would quicken its pace of rate hikes after a bigger-than-expected increase in wages. The second half of the year marked a significant divergence in global equity markets, with the US reaching new highs while developed international and emerging markets continued to fall on investor concern over trade wars, a strong dollar, and the unwinding of quantitative easing policies. Yields have shown some volatility, but to a lesser degree. Overall, rates moved higher. We believe a multitude of events that are taking shape in 2018 will lead to elevated uncertainty and higher capital market volatility over the coming year.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

JAMES ALPHA MOMENTUM PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
iShares Core S&P Small-Cap ETF	27.1%
SPDR S&P 500 ETF Trust	18.8%
Invesco QQQ Trust Series 1	10.9%
Vanguard Total Stock Market ETF	10.7%
iShares Russell 2000 ETF	8.2%
iShares Nasdaq Biotechnology ETF	5.5%
Vanguard Real Estate ETF	5.3%
iShares MSCI France ETF	2.7%
Vanguard Extended Market ETF	2.7%
iShares Core S&P Mid-Cap ETF	2.7%

*	Based on total net assets as of August 31, 2018.

Excludes short-term investments.

Portfolio Composition*

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO August 31, 2018

Shares		Value
	COMMON STOCK - 97.9%
	BANKS - 3.8%
9,403	Webster Financial Corp.	$614,768

	Building Materials - 4.0%
12,075	Furtune Brands Home & Security, Inc.	639,733

	CHEMICALS - 4.0%
9,225	DowDuPont, Inc.	646,949

	COMMERCIAL SERVICES - 4.2%
25,775	Sabre Corp.	672,985

	DISTRIBUTION/WHOLESALE - 4.7%
21,950	LKQ Corp. *	757,714

	ELECTRIC - 5.0%
22,800	NRG Energy, Inc.	806,892

	ENGINEERING & CONSTRUCTION - 3.8%
18,125	AECOM * +	609,725

	INTERNET - 3.1%
6,606	58.com, Inc	502,584

	HEALTHCARE-PRODUCTS - 3.8%
13,750	Koninklijke Philips NV	613,663

	HEALTHCARE-SERVICES - 3.4%
4,300	IQVIA Holdings, Inc. *	546,487

	HOME BUILDERS - 4.0%
12,350	Lennar Corp.	638,125

	HOME FURNISHINGS - 2.9%
8,325	Tempur Sealy International, Inc. * +	461,122

	INSURANCE - 6.6%
9,375	American International Group, Inc.	498,469
12,325	MetLife, Inc.	565,594
		1,064,063
	LEISURE TIME - 8.0%
14,425	Norwegian Cruise Line Holdings Ltd. *	773,324
4,250	Royal Caribbean Cruises Ltd.	520,965
		1,294,289
	LODGING - 4.1%
64,550	Caesars Entertainment Corp. * +	658,410

	MEDIA - 8.4%
21,700	Comcast Corp.	802,683
15,000	Liberty Media Corp-Liberty Formula One * +	554,400
		1,357,083
	OIL & GAS - 2.8%
8,725	EQT Corp.	445,150

	PACKAGING & CONTAINERS - 3.9%
5,737	Packaging Corp. of America	630,611

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Continued) August 31, 2018

Shares		Value
	COMMON STOCK - 97.9% (Continued)
	REAL ESTATE INVESTMENT TRUSTS - 3.4%
25,982	VICI Properties, Inc.	$543,284

	SEMICONDUCTORS - 7.0%
2,100	Broadcom Ltd.	459,963
8,225	Qorvo, Inc. *	658,740
		1,118,703
	TELECOMMUNICATIONS - 7.0%
26,275	ARRIS International PLC *	680,785
8,925	GCI Liberty, Inc. *	438,039
		1,118,824

	TOTAL COMMON STOCK (Cost - $15,457,857)	15,741,164

	SHORT-TERM INVESTMENTS - 1.9%
310,768	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.87% ^	310,768
	(Cost - $310,768)

Principal
	COLLATERAL FOR SECURITIES LOANED - 1.3%
	REPURCHASE AGREEMENTS - 1.3%
$199,966	JPMorgan Securities, LLC, dated 8/31/18, due 9/4/18, 1.95%, total to be received $200,009
	(Collateralized by various U.S Government Agency Obligations, 09/30/18 - 09/09/49, 0.7500%-2.750%, totaling $202,674)	199,966

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $199,966)	199,966

	TOTAL INVESTMENTS - 101.1% (Cost - $15,968,591)	$16,251,898

	OTHER ASSETS AND LIABILITIES - (1.1)%	(174,607)

	NET ASSETS - 100.0%	$16,077,291

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2018.

ADR - American Depository Receipt

PLC - Public Liability Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO August 31, 2018

Shares		Value
	COMMON STOCK - 98.5%
	AEROSPACE/DEFENSE - 3.1%
3,190	Boeing Co.	$1,093,500
600	Lockheed Martin Corp.	192,246
		1,285,746
	APPAREL - 2.4%
10,640	VF Corp.	980,263

	AUTO PARTS & EQUIPMENT - 3.3%
19,390	Allison Transmission Holdings, Inc.	962,907
2,620	Lear Corp.	424,964
		1,387,871
	BANKS - 2.4%
4,400	Capital One Finance Corp.	435,996
4,540	East West Bancorp, Inc.	287,791
900	SVB Financial Group	290,475
		1,014,262
	BIOTECHNOLOGY - 0.5%
1,000	Amgen, Inc.	199,810

	CHEMICALS - 1.8%
2,170	LyondellBasell Industries NV	244,733
1,900	PPG Industries, Inc.	210,026
1,810	Praxair, Inc.	286,324
		741,083
	COMMERCIAL SERVICES - 4.4%
4,210	Automatic Data Processing, Inc.	617,817
6,230	Total System Services, Inc.	605,182
3,890	United Rentals, Inc. *	606,334
		1,829,333
	COMPUTERS - 12.0%
13,690	Apple, Inc.	3,116,255
11,240	Fortinet, Inc.	941,462
10,840	NetApp, Inc.	941,020
		4,998,737
	DISTRIBUTION/WHOLESALE - 4.3%
18,840	HD Supply Holdings, Inc.	858,916
2,620	WW Grainger, Inc.	927,663
		1,786,579
	DIVERSIFIED FINANCIAL SERVICES - 1.9%
1,360	Mastercard, Inc.	293,161
3,370	Visa, Inc.	495,019
		788,180
	FOOD - 2.4%
13,430	Sysco Corp.	1,004,833

	HEALTHCARE-PRODUCTS - 2.0%
11,100	Baxter International, Inc.	825,507

	HEALTHCARE- SERVICES - 9.0%
4,000	Cigna Corp.	753,360
2,450	Humana, Inc.	816,487
8,010	Molina Healthcare, Inc.	1,105,380
3,520	WellCare Health Plans, Inc.	1,065,046
		3,740,273
	INSURANCE - 2.4%
14,640	Progressive Corp.	988,639

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Continued) August 31, 2018

Shares		Value
	COMMON STOCK - 98.5% (Continued)
	INTERNET - 15.7%
607	Alphabet, Inc. - Class A *	$739,441
653	Alphabet, Inc. - Class C *	804,365
1,027	Amazon.com, Inc. *	2,067,053
400	Booking Holdings, Inc.	780,620
4,530	F5 Networks, Inc. *	856,714
7,453	Facebook, Inc. *	1,309,716
		6,557,909
	LODGING - 2.1%
11,450	Hilton Worldwide Holdings, Inc.	888,749

	MACHINERY-CONSTRUCTION & MINING - 1.5%
4,500	Caterpillar, Inc.	624,825

	PHARMACEUTICALS - 2.4%
2,660	AbbVie, Inc.	255,307
4,520	Eli Lilly & Co.	477,538
3,000	Zoetis, Inc.	271,800
		1,004,645
	REAL ESTATE INVESTMENT TRUSTS - 1.3%
1,490	American Tower Corp.	222,189
560	Public Storage	119,045
1,140	Simon Property Group, Inc.	208,654
		549,888
	RETAIL - 6.4%
3,820	Costco Wholesale Corp.	890,557
2,870	Domino’s Pizza, Inc.	856,867
2,800	O’Reilly Automotive, Inc. *	939,176
		2,686,600
	SEMICONDUCTORS - 0.8%
820	NVIDIA Corp.	230,158
900	Texas Instruments, Inc.	101,160
		331,318
	SOFTWARE - 14.3%
4,380	Adobe Systems, Inc. *	1,154,174
3,880	Intuit, Inc.	851,544
28,963	Microsoft Corp.	3,253,414
4,690	salesforce.com, Inc.	716,069
		5,975,201
	TELECOMMUNICATIONS - 2.1%
6,700	Motorola Solutions, Inc.	860,012

	TOTAL COMMON STOCK (Cost - $30,725,041)	41,050,263

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Continued) August 31, 2018

Shares		Value
	SHORT-TERM INVESTMENTS - 1.5%
613,980	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.87% ^	$613,980
	(Cost - $613,980)

	TOTAL INVESTMENTS - 100.0% (Cost - $31,339,021)	$41,664,243

	OTHER ASSETS AND LIABILITIES - 0.0%	15,236

	NET ASSETS - 100.0%	$41,679,479

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2018.

PLC - Public Liability Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO
August 31, 2018

Shares		Value
	COMMON STOCK - 96.8%
	APPAREL - 2.3%
4,475	Gildan Activewear, Inc.	$131,789
1,150	PVH Corp.	164,634
		296,423
	BANKS - 6.5%
8,525	Bank of NT Butterfield & Son Ltd.	450,461
3,750	Chemical Financial Corp.	214,200
3,875	PacWest Bancorp	195,649
		860,310
	BUILDING MATERIALS - 1.0%
2,025	Masonite International Corp. *	135,574

	CHEMICALS - 2.5%
2,400	FMC Corp.	205,080
3,025	PolyOne Corp.	127,836
		332,916
	COMMERCIAL SERVICES - 5.8%
1,650	Brink’s Co. (The)	123,915
2,275	Global Payments, Inc.	283,419
12,650	Laureate Education, Inc. *	202,021
2,575	ServiceMaster Global Holdings, Inc. *	155,195
		764,550
	COMPUTERS - 3.8%
1,600	CACI International, Inc. *	312,000
1,625	Check Point Software Technologies Ltd. *	188,809
		500,809
	DISTRIBUTION/WHOLESALE - 2.1%
4,400	KAR Auction Services, Inc.	275,836

	DIVERSIFIED FINANCIAL SERVICES - 5.5%
875	Alliance Data Systems Corp.	208,757
2,225	Nasdaq, Inc.	212,354
2,850	SEI Investments Co.	179,778
3,950	Synchrony Financial	125,097
		725,986
	ELECTRIC - 7.8%
3,850	Ameren Corp.	243,436
13,500	Atlantica Yield PLC	278,573
4,850	CMS Energy Corp.	238,814
11,150	Vistra Energy Corp. *	262,471
		1,023,294
	ELECTRICAL COMPONENTS & EQUIPMENTS - 0.9%
900	Hubbell, Inc.	113,724

	ELECTRONICS - 2.6%
1,550	Allegion PLC	135,191
3,200	Keysight Technologies, Inc. *	207,648
		342,839
	ENGINEERING & CONSTRUCTION - 0.6%
2,725	nVent Electric PLC *	76,545

	ENTERTAINMENT - 1.9%
3,675	Six Flags Entertainment Corp. +	248,246

	FOOD SERVICE - 1.4%
4,450	Aramark	182,806

	GAS - 1.7%
3,050	Spire, Inc.	227,378

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2018

Shares		Value
	COMMON STOCK - 96.8% (Continued)
	HAND/MACHINE TOOLS - 0.8%
4,750	Milacron Holdings Corp. *	$100,700

	HEALTHCARE-SERVICES - 4.0%
2,550	Centene Corp. *	373,524
1,205	IQVIA Holdings, Inc. *	153,143
		526,667
	HOUSEHOLD PRODUCTS/WARES - 1.0%
1,225	Avery Dennison Corp.	128,846

	HOUSEWARES - 0.8%
4,901	Newell Brands, Inc.	106,450

	INSURANCE - 8.4%
2,825	Arthur J. Gallagher & Co.	203,795
3,925	Athene Holding Ltd. *	194,915
1,550	Essent Group Ltd. *	67,208
3,400	First American Financial Corp.	193,324
4,875	MGIC Investment Corp. *	62,010
3,550	Radian Group, Inc.	72,172
1,525	Reinsurance Group of America, Inc.	217,846
59,125	WMIH Corp.	89,279
		1,100,549
	INTERNET - 0.7%
975	RingCentral, Inc. *+	90,821

	INVESTMENT COMPANIES - 2.5%
18,996	Ares Capital Corp.	331,670

	IRON/STEEL - 0.5%
700	Reliance Steel & Aluminum Co.	61,523

	LODGING - 1.6%
10,450	Extended Stay America, Inc.	210,881

	MACHINERY-CONSTRUCTION & MINING - 1.1%
1,975	Oshkosh Corp.	138,764

	MACHINERY-DIVERSIFIED - 1.4%
1,500	Middleby Corp. * +	182,310

	MEDIA - 2.4%
3,925	Nexstar Media Group, Inc. +	321,850

	METAL FABRICATE/HARDWARE - 1.1%
2,850	Timken Co.	138,652

	MINING - 1.3%
14,575	Constellium NV *	169,799

	OIL & GAS - 6.4%
4,075	Continental Resources, Inc. *	268,746
17,725	QEP Resources, Inc. *	176,718
21,050	WPX Energy, Inc. *	401,423
		846,887

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2018

Shares		Value
	COMMON STOCK - 96.8% (Continued)
	OIL & GAS SERVICES - 1.7%
3,000	Baker Hughes, a GE company	$98,910
10,775	Forum Energy Technologies, Inc. * +	128,761
		227,671
	PACKAGING & CONTAINERS - 2.8%
6,650	Crown Holdings, Inc. *	284,687
800	Packaging Corp. of America	87,936
		372,623
	REAL ESTATE INVESTMENT TRUSTS - 4.6%
3,900	CyrusOne, Inc.	261,144
18,875	New Residential Investment Corp.	350,509
		611,653
	RETAIL - 0.8%
1,550	Signet Jewelers Ltd. +	99,510

	SEMICONDUCTORS - 1.4%
1,800	Analog Devices, Inc.	177,930

	SOFTWARE - 3.2%
2,700	Fidelity National Information Services, Inc.	292,059
1,625	Fiserv, Inc. *	130,114
		422,173
	TELECOMMUNICATIONS - 0.3%
475	LogMeln, Inc.	40,826

	TEXTILES - 1.5%
1,025	Mohawk Industries, Inc. *	196,380

	TRANSPORTATION - 0.1%
225	Knight-Swift Transportation Holdings, Inc.	7,679

	TOTAL COMMON STOCK (Cost - $9,545,129)	12,720,050

	SHORT-TERM INVESTMENTS - 3.3%
427,467	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.87% ^	427,467
	(Cost - $427,467)

Principal
	COLLATERAL FOR SECURITIES LOANED - 1.9%
	REPURCHASE AGREEMENTS - 1.9%
$243,222	Nomura Securities Inc., dated 08/31/2018, due 09/04/18, 1.96%, total to be received $243,274
	(Collateralized by various U.S. Government Agency Obligations, 11/15/18-08/15/47, 0.000%-2.00% totaling $247,966)
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $243,222)	243,222

	TOTAL INVESTMENTS - 102.0% (Cost - $10,215,818)	$13,390,739

	OTHER ASSETS AND LIABILITIES - (2.0)%	(244,994)

	NET ASSETS - 100.0%	$13,145,745

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2018.

PLC - Public Liability Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO
August 31, 2018

Shares		Value
	COMMON STOCK - 97.4%
	AEROSPACE/DEFENSE - 2.2%
558	Curtiss-Wright Corp.	$74,744
902	MSA Safety, Inc.	91,183
		165,927
	AUTO MANUFACTURERS - 0.5%
2,104	Wabash National Corp.	38,377

	AUTO PARTS & EQUIPMENT - 2.4%
1,632	Altra Industrial Motion Corp.	63,730
3,307	Dana, Inc.	64,718
2,619	Meritor, Inc. *	56,727
		185,175
	BANKS - 7.6%
1,718	1st Source Corp.	96,191
1,202	BancFirst Corp.	76,688
1,202	Bryn Mawr Bank Corp.	58,658
988	Eagle Bancorp, Inc.	53,204
730	FB Financial Corp. *+	32,105
1,031	Hancock Holding Co.	53,148
3,392	Old National Bancorp	68,858
816	Pinnacle Financial Partners, Inc.	52,673
472	Texas Capital Bancshares, Inc. *	41,961
1,632	TriState Capital Holdings, Inc. +	48,552
		582,038
	BIOTECHNOLOGY - 2.1%
945	Emergent BioSolutions, Inc. *	58,590
386	Ligand Pharmaceuticals, Inc. +	100,240
		158,830
	BUILDING MATERIALS - 2.7%
1,074	Boise Cascade Co.	46,934
3,521	Louisiana-Pacific Corp.	102,672
2,319	PGT Innovations, Inc.	56,352
		205,958
	COAL - 2.0%
2,748	Peabody Energy Corp	113,520
3,478	SunCoke Energy, Inc. *	38,814
		152,334
	COMMERCIAL SERVICES - 7.6%
945	Avis Budget Group, Inc.	29,399
601	Herc Holdings, Inc.	31,601
1,374	Insperity, Inc.	164,674
4,852	Laureate Education, Inc.	77,486
1,074	McGrath RentCorp	62,292
386	Medifast, Inc.	88,297
1,074	Paylocity Holding Corp. *	85,318
644	TriNet Group, Inc.	38,041
		577,108
	COMPUTERS - 1.7%
1,031	Insight Enterprise, Inc. *	56,849
816	Science Applications International Corp.	73,619
		130,468

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2018

Shares		Value
	COMMON STOCK - 97.4% (Continued)
	DISTRIBUTION/WHOLESALE - 0.8%
1,417	G-III Apparel Group Ltd. *+	$64,445

	DIVERSIFIED FINANCIAL SERVICES - 7.8%
3,951	Aircastle Ltd.	82,655
1,031	Evercore, Inc.	109,441
2,834	Hamilton Lane, Inc.	138,242
2,147	Houlihan Lokey, Inc.	100,973
7,257	Ladder Capital Corp.	126,054
601	Moelis & Co.	34,888
		592,253
	ELECTRICAL COMPONENTS & EQUIPMENT - 2.5%
1,031	Generac Holdings, Inc.	57,210
601	Littlefuse, Inc.	134,360
		191,570
	ELECTRONICS - 1.8%
4,037	AVX Corp.	85,383
2,147	Vishay Intertechnology, Inc.	51,099
		136,482
	ENGINEERING & CONSTRUCTION - 2.2%
687	EMCOR Group, Inc.	55,029
988	MasTec, Inc. * +	43,274
1,074	TopBuild Corp. *	66,889
		165,192
	ENTERTAINMENT - 3.2%
258	Churchill Downs, Inc.	72,911
644	Marriott Vacations Worldwide Corp. +	76,636
2,834	Penn National Gaming, Inc. * +	97,660
		247,207
	GAS - 1.0%
1,031	ONE Gas, Inc.	80,964

	HEALTHCARE-PRODUCTS - 6.3%
687	Avanos Medical, Inc.	49,533
258	ICU Medical, Inc.	78,948
687	Inogen, Inc. *	181,993
859	Masimo Corp. *	101,268
1,074	Tactile Systems Techology, Inc. * +	72,678
		484,420
	HEALTHCARE-SERVICES - 1.1%
601	Molina Healthcare, Inc. *	82,938

	HOME BUILDERS - 1.5%
2,233	KB Home	55,490
1,847	MDC Holdings, Inc. +	58,550
		114,040
	HOUSEHOLD PRODUCTS/WARES - 0.6%
3,435	ACCO Brands Corp.	42,594

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2018

Shares		Value
	COMMON STOCK - 97.4% (Continued)
	INSURANCE - 3.1%
2,276	American Equity Investment Life Holding Co.	$84,417
902	Argo Group International Holdings Ltd.	57,457
1,460	National General Holdings Corp.	39,873
2,362	NMI Holdings, Inc.	51,019
		232,766
	INTERNET - 3.0%
8,760	Groupon, Inc. +	37,405
773	Imperva, Inc. *	36,447
10,005	Meet Group, Inc. (The) +	51,026
601	Shutterfly, Inc. +	46,686
215	Stamps.com, Inc. *+	53,417
		224,981
	IRON/STEEL - 1.2%
1,503	Carpenter Technology Corp.	89,684

	LEISURE TIME - 2.8%
4,724	Acushnet Holdings Corp.	127,784
5,540	Lindblad Expeditions Holdings, Inc.	84,153
		211,937
	LODGING - 0.8%
1,331	Monarch Casino & Resort, Inc. *	62,623

	MACHINERY-DIVERSIFIED - 2.1%
687	Chart Industries, Inc. +	51,903
1,245	Columbus McKinnon Corp.	52,950
515	Kadant, Inc.	52,041
		156,894
	MISCELLANEOUS MANUFACTURERS - 2.6%
2,018	AZZ, Inc.	108,467
1,460	Harsco Corp.	41,244
386	John Bean Technologies Corp. +	45,664
		195,375
	OIL & GAS - 1.7%
23,403	Denbury Resources, Inc. *	130,355

	PHARMACEUTICALS - 1.3%
945	PRA Health Sciences, Inc. *	99,792

	REAL ESTATE - 0.5%
558	Consolidated-Tomoka Land Co.	35,031

	REAL ESTATE INVESTMENT TRUSTS - 2.5%
5,797	Apollo Commercial Real Estate Finance, Inc. +	112,636
1,632	Potlatch Corp.	78,826
		191,462
	RETAIL - 2.9%
1,116	At Home Group, Inc.	38,402
644	Dillard’s, Inc.	50,606
945	Dine Brands Global, Inc. +	78,832
1,288	Rush Enterprises, Inc. *	55,332
		223,172

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2018

Shares		Value
	COMMON STOCK - 97.4% (Continued)
	SAVINGS & LOANS - 0.4%
1,675	First Financial Northwest, Inc.	$29,245

	SEMICONDUCTORS - 3.3%
1,245	MKS Instruments, Inc.	115,660
1,718	Nanometrics, Inc.	75,266
644	Silicon Laboratories, Inc.	63,112
		254,038
	SOFTWARE - 4.1%
2,104	Five9, Inc.	101,097
988	SPS Commerce, Inc.	97,091
2,362	Verint Systems, Inc.	114,675
		312,863
	STORAGE/WAREHOUSING - 0.9%
1,675	Mobile Mini, Inc.	71,857

	TELECOMMUNICATIONS - 1.2%
1,331	Plantronics, Inc.	89,470

	TEXTILES - 0.9%
386	UniFirst Corp.	71,487

	TRANSPORTATION - 3.1%
4,423	Schneider National, Inc.	119,642
8,202	Ship Finance International Ltd. +	116,468
		236,110
	TRUCKING & LEASING -1.4%
1,804	Greenbrier Companies, Inc.	104,632

	TOTAL COMMON STOCK (Cost - $6,075,375)	7,422,094

	SHORT-TERM INVESTMENTS - 2.7%
208,709	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.87% ^	208,709
	(Cost - $208,709)

Principal
	COLLATERAL FOR SECURITIES LOANED - 1.1%
	REPURCHASE AGREEMENTS - 1.1%
	Natwest Markets PLC Repo, dated 08/31/18, due 09/04/18, 1.95%, total to be received $86,498
$86,479	(Collateralized by various US Government agency obligations, due 10/25/18-09/09/49, 0.000%-6.625% totaling $87,870)	86,479
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $86,479)	86,479

	TOTAL INVESTMENTS - 101.2% (Cost - $6,370,563)	$7,717,282

	OTHER ASSETS AND LIABILITIES - (1.2)%	(94,707)

	NET ASSETS - 100.0%	$7,622,575

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2018.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO
August 31, 2018

Shares		Value
	COMMON STOCK - 94.1%
	AIRLINES - 4.0%
8,380	Deutsche Lufthansa AG	$219,468
12,330	easyJet PLC	244,886
		464,354
	AUTO MANUFACTURERS - 2.2%
14,960	Volvo AB	257,960

	AUTO PARTS & EQUIPMENT - 1.8%
3,900	Magna International, Inc.	211,068

	BANKS - 9.2%
34,500	Banco Bilbao Vizcaya Argentaria SA	214,876
45,600	Concordia Financial Group Ltd.	219,260
3,370	Royal Bank of Canada	267,982
5,790	Toronto-Dominion Bank	350,295
		1,052,413
	BIOTECHNOLOGY - 4.1%
14,740	Swedish Orphan Biovitrum AB	470,185

	CHEMICALS - 4.7%
3,130	Covestro AG	267,124
4,580	Sinopec Shanghai Petrochemical Co. Ltd. - ADR	268,663
		535,787
	COMPUTERS - 2.8%
1,930	Accenture PLC	326,305

	COSMETICS & PERSONAL CARE - 2.6%
8,500	Pola Orbis Holdings, Inc.	300,163

	ENGINEERING & CONSTRUCTION - 5.3%
7,400	CIMIC Group Ltd.	264,024
6,490	Grupo Aeroportuario del Centro Norte SAB de CV - ADR	342,088
		606,112
	FOOD - 1.7%
108,000	Tingyi Cayman Islands Holding Corp.	192,974

	FOREST & PAPER GOODS - 2.8%
17,350	Stora Enso OYJ	323,684

	GAS - 2.3%
11,300	Tokyo Gas Co Ltd.	268,096

	HOME BUILDERS - 4.4%
35,910	Barratt Developments PLC	253,286
7,900	Persimmon PLC	250,569
		503,855

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2018

Shares		Value
	COMMON STOCK - 94.1% (Continued)
	INSURANCE - 8.4%
13,940	Allianz SE - ADR	$296,295
54,200	China Pacific Insurance Group Co. Ltd.	202,260
11,970	Manulife Financial Corp.	219,051
6,240	SCOR SE	252,851
		970,457
	INTERNET - 4.3%
6,060	Tencent Holdings Ltd. - ADR	261,428
3,040	YY, Inc. - ADR	232,347
		493,775
	IRON/STEEL - 2.5%
10,170	Ternium SA - ADR	286,794

	LEISURE TIME - 2.3%
6,200	Flight Centre Travel Group Ltd.	261,902

	MACHINERY-CONSTRUCTION & MINING - 2.5%
12,158	ABB Ltd. - ADR	285,835

	MACHINERY-DIVERSIFIED - 2.3%
17,830	OC Oerlikon Corp AG	260,154

	OIL & GAS - 9.3%
6,490	BP PLC - ADR	278,291
193,500	PTT PCL	310,380
23,900	Showa Shell Sekiyu KK	483,071
		1,071,742
	PHARMACEUTICALS - 7.5%
2,030	Ipsen SA	362,610
950	Roche Holding AG	236,080
4,600	Shionogi & Co. Ltd.	267,885
		866,575
	REAL ESTATE - 2.2%
47,500	Henderson Land Development Co. Ltd.	251,337

	RETAIL - 2.7%
8,100	Matsumotokiyoshi Holdings Co. Ltd.	306,669

	SEMICONDUCTORS - 2.2%
11,970	STMicroelectronics N.V.	247,707

	TOTAL COMMON STOCK (Cost - $11,125,593)	10,815,903

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 2.3%
	EQUITY FUND - 2.3%
5,540	iShares MSCI ACWI ex US ETF +
	(Cost - $260,132)	$263,039

	SHORT-TERM INVESTMENTS - 3.6%
415,479	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.87% ^	415,479
	(Cost - $415,479)

Principal
	COLLATERAL FOR SECURITIES LOANED - 2.2%
	REPURCHASE AGREEMENTS - 2.2%
$250,000	Credit Suisse AG Repo, dated 08/31/18, due 09/04/18, 1.95%, total to be received $250,053
	(Collateralized by various U.S Government Agency Obligations, 09/13/18 - 09/09/49, 0.000%-8.500%, totaling $254,041)	250,000

	Deutsche Bank Securities Inc., Repo, dated 08/31/18, due 09/04/18, 1.95%, total to be received 6,820
5,819	(Collateralized by various U.S Government Agency Obligations, 08/31/20-6/15/21, 2.625%, totaling $6,921)	6,819
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $256,819)	256,819

	TOTAL INVESTMENTS - 102.2% (Cost - $12,058,023)	$11,751,240

	OTHER ASSETS AND LIABILITIES - (2.2)%	(258,466)

	NET ASSETS - 100.0%	$11,492,774

*	Non-income producing security.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2018.

+	All or a portion of the security is on loan.

ADR - American Depositary Receipt

PLC - Public Liability Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO
August 31, 2018

Shares		Value
	COMMON STOCK - 97.9%
	BIOTECHNOLOGY - 21.2%
9,310	Amgen, Inc.	$1,860,231
3,000	Biogen, Inc. *	1,060,470
4,100	Celgene Corp. *	387,245
5,180	Gilead Sciences, Inc.	392,281
		3,700,227
	ELECTRONICS - 5.3%
4,920	Waters Corp. *	932,242

	HEALTHCARE-SERVICES - 23.6%
3,040	Aetna, Inc.	608,821
3,300	Anthem, Inc.	873,609
3,830	Charles River Laboratories International, Inc. *	473,043
3,300	Cigna Corp.	621,522
10,550	DaVita, Inc. *	731,009
3,900	Quest Diagnostics, Inc.	428,922
1,450	UnitedHealth Group, Inc.	389,267
		4,126,193
	PHARMACEUTICALS - 47.8%
13,750	Cardinal Health, Inc.	717,612
3,800	CVS Health Corp.	285,912
37,200	Endo International PLC *	637,980
15,300	Express Scripts Holding Co. *	1,346,706
19,400	GlaxoSmithKline PLC - ADR +	785,700
6,790	Johnson & Johnson	914,545
6,700	McKesson Corp.	862,625
6,800	Mylan NV *	266,084
2,900	Novartis AG - ADR	240,729
3,780	Novo Nordisk A/S - ADR	185,863
26,020	Owens & Minor, Inc.	441,820
10,400	Pfizer, Inc.	431,808
18,208	Sanofi - ADR	780,213
20,300	Teva Pharmaceutical Industries Ltd. - ADR +	465,073
		8,362,670
	TOTAL COMMON STOCK (Cost - $12,893,325)	17,121,332

	SHORT-TERM INVESTMENTS - 2.1%
359,103	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.87% ^	359,103
	(Cost - $359,103)

Principal
	COLLATERAL FOR SECURITIES LOANED - 2.7%
	REPURCHASE AGREEMENTS - 2.7%
$477,349	BNP Paribas Repo, dated 08/31/18, due 09/04/18, 1.95%, total to be received $477,451
	(Collateralized by various U.S Government Agency Obligations, 09/15/18 - 09/09/49, 0.000%-8.125%, totaling $486,658)
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $477,349)	477,349

	TOTAL INVESTMENTS - 102.7% (Cost - $13,729,777)	$17,957,784

	OTHER ASSETS AND LIABILITIES - (2.7)%	(470,066)

	NET ASSETS - 100.0%	$17,487,718

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2018.

ADR - American Depository Receipt.

PLC - Public Liability Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO
August 31, 2018

Shares		Value
	COMMON STOCK - 98.6%
	COMMERCIAL SERVICES - 3.1%
18,400	Total System Services, Inc.	$1,787,376

	COMPUTERS - 24.4%
6,020	Accenture PLC	1,017,801
27,620	Amdocs Ltd.	1,803,034
17,019	Apple, Inc.	3,874,035
15,890	Check Point Software Technologies Ltd. *	1,846,259
11,920	Cognizant Technology Solutions Corp.	934,886
4,941	Dell Technologies, Inc. *	475,176
2,300	DXC Technology Co.	209,507
4,510	International Business Machines Corp.	660,625
23,600	NetApp, Inc.	2,048,716
22,000	Seagate Technology PLC	1,177,880
4,100	Western Digital Corp.	259,284
		14,307,203
	DIVERSIFIED FINANCIAL SERVICES - 6.1%
5,400	Alliance Data Systems Corp.	1,288,332
4,139	MasterCard, Inc.	892,203
9,502	Visa, Inc.	1,395,749
		3,576,284
	INTERNET - 24.7%
2,014	Alphabet, Inc. - Cl. A *	2,480,845
2,921	Alphabet, Inc. - Cl. C *	3,558,333
2,128	Amazon.com, Inc. *	4,283,047
38,100	eBay, Inc. *	1,318,641
16,019	Facebook, Inc. *	2,815,019
		14,455,885
	SEMICONDUCTORS - 14.3%
39,600	Intel Corp.	1,917,828
16,920	KLA-Tencor Corp.	1,966,273
23,860	QUALCOMM, Inc.	1,639,420
9,300	Skyworks Solutions, Inc.	849,090
25,420	Xilinx, Inc.	1,978,438
		8,351,049
	SOFTWARE - 17.8%
35,100	CA, Inc.	1,537,380
27,911	Microsoft Corp.	3,135,243
43,026	Oracle Corp.	2,090,203
6,020	salesforce.com, Inc. *	919,133
8,400	Synopsys, Inc. *	857,976
12,500	VMware, Inc. *	1,915,750
		10,455,685
	TELECOMMUNICATIONS - 8.2%
76,850	Cisco Systems, Inc.	3,671,125
39,400	Juniper Networks, Inc.	1,120,142
		4,791,267

	TOTAL COMMON STOCK (Cost - $25,625,926)	57,724,749

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Continued)
August 31, 2018

Shares		Value
	SHORT-TERM INVESTMENTS - 1.1%
625,953	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.87% ^	$625,953
	(Cost - $625,953)

	TOTAL INVESTMENTS - 99.7% (Cost - $26,251,879)	$58,350,702

	OTHER ASSETS AND LIABILITIES - 0.3%	211,307

	NET ASSETS - 100.0%	$58,562,009

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2018.

PLC - Public Liability Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO
August 31, 2018

Shares		Value
	COMMON STOCK - 98.3%
	BUILDING MATERIALS - 2.1%
1,660	Louisiana-Pacific Corp.	$48,406

	CHEMICALS - 9.2%
490	DowDuPont, Inc.	34,364
470	Eastman Chemical Co.	45,604
1,560	Huntsman Corp.	47,564
240	LyondellBasell Industries NV	27,067
790	Methanex Corp. *	57,591
		212,190
	COAL - 2.0%
1,091	CONSOL Energy, Inc. *	46,804

	FOREST PRODUCTS & PAPER - 2.1%
950	International Paper Co.	48,583

	IRON/STEEL - 8.6%
1,870	ArcelorMittal - ADR *	56,493
720	Posco - ADR	52,207
480	Reliance Steel & Aluminum Co.	42,187
1,560	United States Steel Corp.	46,301
		197,188
	MINING - 1.7%
1,720	Teck Resouces Ltd.	39,113

	OIL & GAS - 58.1%
2,700	Antero Resources Corp *	49,977
1,870	BP PLC - ADR	80,186
1,760	Canadian Natural Resources Ltd.	60,139
597	Chevron Corp.	70,721
620	China Petroleum & Chemical Corp. - ADR	61,572
560	CNOOC Ltd. - ADR	99,518
950	CNX Resources Corp. *	15,143
240	ConocoPhillips	17,623
1,180	Devon Energy Corp.	50,657
330	Eni SpA - ADR	12,260
450	Equinor ASA	11,597
1,715	Exxon Mobil Corp.	137,492
510	Murphy Oil Corp.	15,723
1,819	Newfield Exploration Co. *	49,622
1,220	PBF Energy Inc	63,342
450	PetroChina Co. Ltd. - ADR *	33,327
6,047	Petroleo Brasileiro -ADR	65,731
3,330	Range Resources Corp.	54,679
1,440	Royal Dutch Shell PLC - ADR	97,027
1,730	Sasol Ltd. - ADR	67,920
2,130	TOTAL SA - ADR	133,636
1,030	Transocean Ltd. *	12,473
229	Valero Energy Corp.	26,995
3,160	YPF SA - ADR *	47,811
		1,335,171
	OIL & GAS SERVICES - 0.5%
170	Schlumberger Ltd.	10,737

	PACKAGING & CONTAINERS - 4.7%
270	Crown Holdings, Inc. *	11,559
2,550	Owens-Illinois, Inc. *	45,058
940	WestRock Co.	51,775
		108,392
	PIPELINES - 9.3%
2,310	Enbridge, Inc.	78,933
4,080	Kinder Morgan, Inc.	72,216
1,460	TransCanada Corp.	62,196
		213,345

	TOTAL COMMON STOCK (Cost - $1,922,808)	2,259,929

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (Continued)
August 31, 2018

Shares		Value
	SHORT-TERM INVESTMENTS - 1.5%
34,880	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.87% ^
	(Cost - $34,880)	$34,880

	TOTAL INVESTMENTS - 99.8% (Cost - $1,957,688)	$2,294,809

	OTHER ASSETS LESS LIABILITIES - 0.2%	4,309

	NET ASSETS - 100.0%	$2,299,118

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2018.

ADR - American Depositary Receipt.

PLC - Public Liability Company.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO
August 31, 2018

Shares		Value
	COMMON STOCK - 98.5%
	BANKS - 52.9%
2,401	Bank of America Corp.	$74,263
990	Bank of New York Mellon Corp.	51,629
170	BB&T Corp.	8,782
150	Capital One Financial Corp.	14,863
1,070	Citigroup, Inc.	76,227
300	Citizens Financial Group, Inc.	12,348
100	Comerica, Inc.	9,748
220	Cullen/Frost Bankers, Inc.	24,396
640	East West Bancorp, Inc.	40,570
1,330	Fifth Third Bancorp	39,142
78	Goldman Sachs Group, Inc.	18,549
651	JPMorgan Chase & Co.	74,592
160	M&T Bank Corp.	28,344
280	Morgan Stanley	13,672
339	PNC Financial Services Group, Inc.	48,660
2,090	Regions Financial Corp.	40,671
480	State Street Corp.	41,717
590	SunTrust Banks, Inc.	43,400
720	Synovus Financial Corp.	36,043
1,258	US Bancorp	68,070
1,310	Wells Fargo & Co.	76,609
		842,295
	COMMERCIAL SERVICES - 0.7%
50	S&P Global, Inc.	10,353

	DIVERSIFIED FINANCIAL SERVICES - 18.4%
255	American Express Co.	27,025
24	BlackRock, Inc.	11,497
170	Charles Schwab Corp.	8,634
320	CME Group, Inc.	55,914
573	Discover Financial Services	44,763
820	E*TRADE Financial Corp. *	48,265
360	Evercore, Inc.	38,214
390	Interactive Brokers Group, Inc.	24,242
110	Intercontinental Exchange, Inc.	8,385
260	Legg Mason, Inc.	8,112
560	Synchrony Financial	17,735
		292,786
	INSURANCE - 26.1%
350	Aflac, Inc.	16,184
493	Allstate Corp.	49,581
129	American International Group, Inc.	6,859
672	Berkshire Hathaway, Inc. *	140,260
79	Chubb Ltd.	10,684
100	Everest Re Group Ltd.	22,302
570	First American Financial Corp.	32,410
740	Hartford Financial Services Group, Inc.	37,274
90	Marsh & McLennan Companies, Inc.	7,617
152	MetLife, Inc.	6,975
370	Old Republic International Corp.	8,207
840	Progressive Corp.	56,725
210	Prudential Financial, Inc.	20,633
		415,711

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO (Continued)
August 31, 2018

Shares		Value
	COMMON STOCK - 98.5% (Continued)
	SAVINGS & LOANS - 0.4%
600	New York Community Bancorp, Inc.	$6,462

	TOTAL COMMON STOCK (Cost - $995,701)	1,567,607

	SHORT-TERM INVESTMENTS - 1.4%
22,310	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.87% ^	22,310
	(Cost - $22,310)

	TOTAL INVESTMENTS - 99.9% (Cost - $1,018,011)	$1,589,917

	OTHER ASSETS AND LIABILITIES - 0.1%	1,980

	NET ASSETS - 100.0%	$1,591,897

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2018.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO
August 31, 2018

Principal		Interest	Maturity
Amount		Rate	Date	Value
	CORPORATE BONDS & NOTES - 1.8%
	REGIONAL - 1.8%
$100,000	Province of Ontario, Canada	2.450%	6/29/2022	$97,653
	TOTAL CORPORATE BONDS & NOTES (Cost - $99,841)

Shares
	EXCHANGE TRADED FUNDS - 20.7%
	DEBT FUND - 20.7%
11,119	iShares Floating Rate Bond ETF			567,736
7,335	ProShares Investment Grade-Interest Rate Hedged			547,631
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,131,422)			1,115,367

	MUTUAL FUNDS - 66.8%
	DEBT FUNDS - 66.8%
350,296	Vanguard Short-Term Bond Index Fund - Admiral Class			3,594,037
	TOTAL MUTUAL FUNDS (Cost - $3,597,473)

	SHORT-TERM INVESTMENTS - 3.1%
165,950	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.87% ^			165,950
	(Cost - $165,950)

	TOTAL INVESTMENTS - 92.4% (Cost - $4,994,686)			$4,973,007

	OTHER ASSETS AND LIABILITIES - 7.6%			407,828

	NET ASSETS - 100.0%			$5,380,835

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2018.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO
August 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 9.6%
765	iShares Floating Rate Bond ETF	$39,061
506	ProShares Investment Grade-Interest Rate Hedged	37,778
	TOTAL EXCHANGE TRADED FUNDS (Cost - $77,947)	76,839

	OPEN END FUND - 81.5%
41,232	Vanguard Short-Term Tax-Exempt Fund - Admiral Shares
	TOTAL OPEN END FUND (Cost - $648,160)	648,575

	SHORT-TERM INVESTMENTS - 7.6%
60,284	Dreyfus Tax Exempt Cash Management - Institutional Class, 1.40% ^
	(Cost - $60,284)	$60,284

	TOTAL INVESTMENTS - 98.7% (Cost - $786,391)	$785,698

	OTHER ASSETS LESS LIABILITIES - 1.3%	10,138

	NET ASSETS - 100.0%	$795,836

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2018.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
August 31, 2018

Principal		Value
	REPURCHASE AGREEMENT - 100.4%
$8,657,000	Credit Agricole Repo, 1.95%, due 9/4/2018 with a full maturity value of $8,658,876
	(Collateralized by $9,057,700 U.S. Treasury Note, 2.250% due 11/15/2024, aggregate market value plus accrued interest $8,830,200)
	(Cost - $8,657,000)	$8,657,000

	TOTAL INVESTMENTS - 100.4% (Cost - $8,657,000)	$8,657,000

	LIABILITIES LESS OTHER ASSETS - (0.4)%	(33,952)

	NET ASSETS - 100.0%	$8,623,048

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
AGGRESSIVE BALANCED ALLOCATION PORTFOLIO
August 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 51.7%
362	IndexIQ ETF Trust - IQ Hedge Multi-Strategy *	$11,128
1,115	IQ Hedge Macro Tracker ETF *	29,227
308	iShares Core U.S. Aggregate Bond ETF	32,774
486	iShares Global REIT ETF	12,782
576	ProShares Investment Grade-Interest Rate Hedged	43,004
1,245	Schwab International Equity ETF	41,384
1,372	Schwab U.S. Large-Cap Value ETF	77,326
630	Schwab US Small-Cap ETF	49,279
236	Vanguard Financials ETF	16,893
	TOTAL EXCHANGE TRADED FUNDS (Cost - $311,918)	313,797

	OPEN ENDED FUNDS - 34.8%
626	James Alpha Macro Portfolio - Class I * +	5,719
970	Saratoga Energy & Basic Materials Portfolio, Class I * +	14,000
693	Saratoga Health & Biotechnology Portfolio, Class I +	19,074
3,171	Saratoga Large Capitalization Growth Portfolio, Class I +	100,242
4,066	Saratoga Mid Capitalization Portfolio, Class I +	54,816
712	Saratoga Technology & Communications Portfolio, Class I +	17,698
	TOTAL OPEN ENDED FUNDS (Cost - $192,863)	211,549

	SHORT-TERM INVESTMENTS - 12.3%
74,622	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.87% ^
	(Cost - $74,622)	74,622

	TOTAL INVESTMENTS - 98.8% (Cost - $579,403)	$599,968

	OTHER ASSETS LESS LIABILITIES - 1.2%	7,473

	NET ASSETS - 100.0%	$607,441

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2018.

+	Affiliated investment.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
CONSERVATIVE BALANCED ALLOCATION PORTFOLIO
August 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 35.4%
811	IQ Hedge Macro Tracker ETF *	$21,258
956	iShares Core U.S. Aggregate Bond ETF	101,728
529	ProShares Investment Grade-Interest Rate Hedged	39,495
468	Schwab International Equity ETF	15,556
2,352	Schwab U.S. Large-Cap Value ETF	132,559
272	Schwab US Small-Cap ETF	21,276
	TOTAL EXCHANGE TRADED FUNDS (Cost - $329,665)	331,872

	OPEN ENDED FUNDS - 31.4%
3,459	James Alpha Macro Portfolio - Class I * +	31,616
5,278	Saratoga Large Capitalization Growth Portfolio, Class I +	166,828
7,080	Saratoga Mid Capitalization Portfolio, Class I +	95,438
	TOTAL OPEN ENDED FUNDS (Cost - $275,420)	293,882

	SHORT-TERM INVESTMENTS - 32.9%
308,224	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.87% ^
	(Cost - $308,224)	308,224

	TOTAL INVESTMENTS - 99.7% (Cost - $913,309)	$933,978

	OTHER ASSETS LESS LIABILITIES - 0.3%	3,162

	NET ASSETS - 100.0%	$937,140

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2018.

+	Affiliated investment.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MODERATE BALANCED ALLOCATION PORTFOLIO
August 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 37.4%
182	IndexIQ ETF Trust - IQ Hedge Multi-Strategy *	$5,595
936	IQ Hedge Macro Tracker ETF *	24,535
375	iShares Core U.S. Aggregate Bond ETF	39,904
218	iShares Global REIT ETF	5,733
349	ProShares Investment Grade-Interest Rate Hedged	26,056
422	Schwab International Equity ETF	14,027
1,311	Schwab U.S. Large-Cap Value ETF	73,888
269	Schwab US Small-Cap ETF	21,041
125	Vanguard Financials ETF	8,948
	TOTAL EXCHANGE TRADED FUNDS (Cost - $220,045)	219,727

	OPEN ENDED FUNDS - 33.4%
794	James Alpha Macro Portfolio - Class I * +	7,265
518	Saratoga Energy & Basic Materials Portfolio, Class I * +	7,482
421	Saratoga Health & Biotechnology Portfolio, Class I +	11,584
3,259	Saratoga Large Capitalization Growth Portfolio, Class I +	103,007
4,254	Saratoga Mid Capitalization Portfolio, Class I +	57,348
393	Saratoga Technology & Communications Portfolio, Class I +	9,772
	TOTAL OPEN ENDED FUNDS (Cost - $181,557)	196,458

	SHORT-TERM INVESTMENTS - 32.2%
189,471	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.87% ^
	(Cost - $189,471)	189,471

	TOTAL INVESTMENTS - 103.0% (Cost - $591,073)	$605,656

	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.0)%	(17,435)

	NET ASSETS - 100.0%	$588,221

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2018.

+	Affiliated investment.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO
August 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 51.6%
185	IndexIQ ETF Trust - IQ Hedge Multi-Strategy *	$5,687
1,933	IQ Hedge Macro Tracker ETF *	50,669
265	iShares Core U.S. Aggregate Bond ETF	28,199
223	iShares Global REIT ETF	5,865
596	Schwab International Equity ETF	19,811
1,028	Schwab U.S. Large-Cap Value ETF	57,938
348	Schwab US Small-Cap ETF	27,221
131	Vanguard Financials ETF	9,377
	TOTAL EXCHANGE TRADED FUNDS (Cost - $206,415)	204,767

	OPEN ENDED FUNDS - 36.3%
459	Saratoga Energy & Basic Materials Portfolio, Class I * +	6,630
388	Saratoga Health & Biotechnology Portfolio, Class I +	10,674
2,425	Saratoga Large Capitalization Growth Portfolio, Class I +	76,655
3,044	Saratoga Mid Capitalization Portfolio, Class I +	41,034
351	Saratoga Technology & Communications Portfolio, Class I +	8,722
	TOTAL OPEN ENDED FUNDS (Cost - $133,441)	143,715

	SHORT-TERM INVESTMENTS - 12.0%
47,659	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.87% ^
	(Cost - $47,659)	47,659

	TOTAL INVESTMENTS - 99.9% (Cost - $387,515)	$396,141

	OTHER ASSETS LESS LIABILITIES - 0.1%	480

	NET ASSETS - 100.0%	$396,621

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2018.

+	Affiliated investment.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO
August 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 46.9%
2,395	IQ Hedge Macro Tracker ETF *	$62,779
528	iShares Core U.S. Aggregate Bond ETF	56,185
288	ProShares Investment Grade-Interest Rate Hedged	21,502
1,146	Schwab International Equity ETF	38,093
2,101	Schwab U.S. Large-Cap Value ETF	118,412
658	Schwab US Small-Cap ETF	51,469
	TOTAL EXCHANGE TRADED FUNDS (Cost - $348,238)	348,440

	OPEN ENDED FUNDS - 35.7%
2,905	James Alpha Macro Portfolio * +	26,553
4,759	Saratoga Large Capitalization Growth Portfolio, Class I +	150,436
6,525	Saratoga Mid Capitalization Portfolio, Class I +	87,958
	TOTAL OPEN ENDED FUNDS (Cost - $246,025)	264,947

	SHORT-TERM INVESTMENTS - 16.9%
125,690	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.87% ^
	(Cost - $125,690)	125,690

	TOTAL INVESTMENTS - 99.5% (Cost - $719,953)	$739,077

	OTHER ASSETS LESS LIABILITIES - 0.5%	3,558

	NET ASSETS - 100.0%	$742,635

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2018.

+	Affiliated investment.

See accompanying notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO
August 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 47.2%
	ALTERNATIVE FUNDS - 0.4%
1,715	IQ Merger Arbitrage ETF *	$54,143

	COMMODITY FUNDS - 5.4%
115	Invesco DB Agriculture Fund *	1,962
17,198	iShares S&P GSCI Commodity Indexed Trust *	299,933
3,330	SPDR Gold Shares * +	377,988
		679,883
	EQUITY FUNDS - 13.8%
6,573	AdvisorShares STAR Global Buy-Write ETF *	211,139
17,395	First Asset Active Utility & Infrastructure ETF	141,273
294	First Trust Financial AlphaDEX Fund	9,655
3,287	Horizons S&P 500 Covered Call ETF	172,237
5,627	Invesco S&P 500 Equal Weight ETF	602,708
5,500	iShares Global Clean Energy ETF	47,960
80	iShares Latin America 40 ETF	2,414
133	iShares Mortgage Real Estate ETF	6,004
602	iShares MSCI All Country Asia ex Japan ETF	43,001
2,545	iShares MSCI EAFE ETF	171,381
1,566	iShares MSCI Emerging Markets ETF	67,604
220	iShares MSCI Japan ETF	12,808
579	iShares MSCI Mexico ETF	29,147
1	iShares S&P/TSX Capped Materials Index ETF	9
4,102	iShares S&P/TSX Global Gold Index ETF	30,986
2,026	SPDR EURO STOXX 50 ETF	77,555
212	Vanguard FTSE Emerging Markets ETF	8,912
4,943	WisdomTree Middle East Dividend Fund	93,324
		1,728,117
	FIXED INCOME FUNDS - 27.5%
6,896	Highland/iBoxx Senior Loan ETF	125,645
255	Invesco Senior Loan ETF	5,880
3	iShares 7-10 Year Treasury Bond ETF	308
1,043	iShares 20+ Year Treasury Bond ETF	126,198
10,355	iShares Barclays USD Asia High Yield Bond Index	105,414
330	iShares iBoxx $ High Yield Corporate Bond ETF	28,499
1,930	iShares JP Morgan USD Emerging Markets Bond ETF	204,773
1	iShares MBS ETF	104
766	SPDR Bloomberg Barclays Convertible Securities	41,632
8,415	SPDR Bloomberg Barclays Euro High Yield Bond UCITS ETF	556,199
9	SPDR Doubleline Total Return Tactical ETF	428
39,367	Vanguard Total International Bond ETF	2,154,162
3,060	WisdomTree Emerging Markets Local Debt Fund	99,634
		3,448,876
	SPECIALTY FUNDS - 0.1%
9	Invesco DB US Dollar Index Bullish Fund	227
1,016	ProShares Short VIX Short-Term Futures ETF *	14,397
		14,624

	TOTAL EXCHANGE TRADED FUNDS (Cost - $5,956,720)	5,925,643

	EXCHANGE TRADED NOTES - 0.2%
	COMMODITY NOTES - 0.2%
1,431	iPath Bloomberg Coffee Subindex Total Return ETN *	15,858
268	iPath Bloomberg Grains Subindex Total Return ETN *	6,266
		22,124
	SPECIALTY NOTE - 0.0%
23	iPATH S&P 500 VIX Short-Term Futures ETN *	669

	TOTAL EXCHANGE TRADED NOTES (Cost - $25,620)	22,793

	MUTUAL FUNDS - 16.5%
	ALTERNATIVE FUNDS - 16.5%
103,262	Altegris Futures Evolution Strategy Fund, Class I	1,046,039
113,963	AQR Managed Futures Strategy Fund, Class I *	1,023,390
	TOTAL MUTUAL FUNDS (Cost - $2,201,931)	2,069,429

	SHORT-TERM INVESTMENTS - 26.9%
3,374,703	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.87% ^ (Cost - $3,374,703)	3,374,703

TOTAL INVESTMENTS - 90.8% (Cost - $11,558,974)	$11,392,568

OTHER ASSETS LESS LIABILITIES - 9.2%	1,159,010

NET ASSETS - 100.0%	$12,551,578

ETF - Exhange Traded Fund

ETN - Exchange Traded Note

*	Non-income producing securities.

+	All or a portion of this investment is a holding of the James Alpha Cayman Commodity Fund I Ltd.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2018.

See accompanying notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO (Continued)
August 31, 2018

Forward Currency Contracts
Settlement	Units to					US Dollar	Appreciation/
Date	Receive/Deliver		Counterparty	In Exchange For		Value	(Depreciation)
To Buy:
9/25/2018	31,454	AUD	BNY Mellon	$22,883	USD	$22,747	$(136)
9/25/2018	125,156	CAD	BNY Mellon	96,000	USD	96,029	29
9/25/2018	22,708,846	JPY	BNY Mellon	204,783	USD	205,155	372
9/25/2018	1,413,997	MXN	BNY Mellon	74,556	USD	73,657	(899)
To Sell:
9/25/2018	(21,519)	CHF	BNY Mellon	(21,901)	USD	(22,298)	(397)
9/25/2018	(959,462)	EUR	BNY Mellon	(1,112,298)	USD	(1,118,412)	(6,114)
9/25/2018	(113,039)	GBP	BNY Mellon	(145,159)	USD	(147,072)	(1,913)
							$(9,058)

TOTAL RETURN SWAP - (0.8)%	Unrealized Loss
The Deutsche Bank Total Return Swap provides exposure to the daily, total returns of the James Alpha Index, a proprietary index of the London Branch of Deutsche Bank AG. The number of shares is 74,318, with a receivable rate of 2.22%. The James Alpha Index features a basket of commodity trading advisor (“CTA”) programs selected by James Alpha Advisors, LLC from an approved list of third-party managers offered through Deutsche Bank AG on its DB Select platform. The James Alpha Index comprises a diversified collection of strategy and style types, including trend following, short-term trading, discretionary, global macro, and sector specialists. According to the terms of the swap, James Alpha Advisors, LLC can modify the James Alpha Index as frequently as daily, on a T+1 basis, by adjusting the notional value of the James Alpha Index, or by adding, deleting, or re-weighting the constituent CTA programs. The swap became effective on December 7, 2016, and has a term of three years there fromunless terminated earlier. (Notional Value 7,396,640)	$(104,283)
$(104,283)

James Alpha Index Swap Top 50 Holdings

FUTURES CONTRACTS*
					Unrealized
Number of			Notional Value at		Appreciation /
Contracts	Open Long Future Contracts	Counterparty	August 31, 2018	Expiration	(Depreciation)
1	10 year Australian Treasury Bond Future	Deutsche Bank	1,336,164	9/17/2018	$1,665
3	10 year Italian Bond Future	Deutsche Bank	313,085	12/6/2018	(1,979)
3	10 year Italian Bond Future	Deutsche Bank	373,029	9/6/2018	(11,804)
4	10 year US Treasury Notes Future	Deutsche Bank	469,887	12/19/2018	1,054
5	3 month Euro (EURIBOR)	Deutsche Bank	1,312,144	3/18/2019	(43)
7	3 month Sterling	Deutsche Bank	875,802	6/19/2019	(297)
4	3 year Australian Treasury Bond Future	Deutsche Bank	1,231,970	9/17/2018	808
5	90 Day Bank Accepted Bill Future	Deutsche Bank	1,262,925	6/13/2019	685
59	DJ EURO STOXX Banks Future	Deutsche Bank	304,907	9/21/2018	(20,430)
4	Euro-BOBL Future	Deutsche Bank	477,128	9/6/2018	2,366
9	Euro-BUND Future	Deutsche Bank	1,505,113	9/6/2018	14,289
9	Eurodollar	Deutsche Bank	2,093,288	3/18/2019	(137)
9	Eurodollar	Deutsche Bank	2,245,645	12/16/2019	(113)
4	Euro-OAT Futures	Deutsche Bank	615,793	9/6/2018	5,464
4	Long Gilt Future	Deutsche Bank	486,212	12/27/2018	708
4	Nikkei 225 (JPY) Future	Deutsche Bank	44,339,871	9/13/2018	21,420
8	Soybeans Future	Deutsche Bank	355,321	5/14/2019	(1,193)
2	S&P Canada 60 Index Future	Deutsche Bank	396,795	9/20/2018	904
3	Nikkei 225 Index	Deutsche Bank	33,217,757	9/13/2018	958
					$14,325
	Open Short Future Contracts
(14)	2 year Euro-Schatz Future	Deutsche Bank	(1,544,384)	9/6/2018	233
(6)	2 year Euro-Schatz Future	Deutsche Bank	(713,965)	12/6/2018	(302)
(7)	5 year US Treasury Notes Future	Deutsche Bank	(813,779)	12/31/2018	(98)
(5)	CAD/USD	Deutsche Bank	(402,097)	9/18/2018	2,067
(7)	CME E-Mini Russell 2000 Index	Deutsche Bank	(603,588)	9/21/2018	(14,007)
(2)	E-Mini Nasdaq-100	Deutsche Bank	(330,847)	9/21/2018	(4,133)
(10)	Eurodollar	Deutsche Bank	(2,337,190)	12/14/2020	(108)
(3)	Eurodollar	Deutsche Bank	(675,910)	6/17/2019	(179)
(2)	Eurodollar	Deutsche Bank	(363,253)	6/15/2020	(261)
(6)	GBP/USD	Deutsche Bank	(446,802)	9/17/2018	3,737

See accompanying notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO (Continued)
August 31, 2018

James Alpha Index Swap Top 50 Holdings (Continued)

					Unrealized
Number of			Notional Value at		Appreciation /
Contracts	Open Short Future Contracts (Continued)	Counterparty	August 31, 2018	Expiration	(Depreciation)
(4)	Gold	Deutsche Bank	(529,227)	12/27/2018	$4,517
(5)	JPY/USD	Deutsche Bank	(566,811)	9/17/2018	1,331
(4)	Nikkei 225 Future	Deutsche Bank	(411,920)	9/13/2018	(22,126)
(8)	Soybeans Future	Deutsche Bank	(362,049)	7/12/2019	826
					$(28,503)

	TOTAL FUTURES CONTRACTS				$(14,178)

PURCHASED PUT OPTIONS^*
		Notional Value at			Unrealized
Description	Counterparty	August 31, 2018	Expiration	Strike Price	Appreciation
CHF/EUR	Deutsche Bank	253,012	9/27/2018	1.05	$31
USD/EUR	Deutsche Bank	263,478	11/28/2018	1.17	688
					$719

PURCHASED CALL OPTIONS^*
		Notional Value at			Unrealized
Description	Counterparty	August 31, 2018	Expiration	Strike Price	Appreciation
KRO/USD	Deutsche Bank	189,759	9/20/2018	1145.00	$153

TOTAL PURCHASED OPTIONS					$872

WRITTEN PUT OPTIONS^*
		Notional Value at			Unrealized
Description	Counterparty	August 31, 2018	Expiration	Strike Price	Depreciation
JPY/AUD	Deutsche Bank	(277,024)	11/1/2018	71.75	$(288)
JPY/GBP	Deutsche Bank	(132,801)	4/19/2019	127.50	(1,311)
USD/AUD	Deutsche Bank	(397,325)	1/25/2019	0.66	(990)
USD/EUR	Deutsche Bank	(198,124)	5/29/2019	1.06	(211)
USD/EUR	Deutsche Bank	(242,810)	2/22/2019	1.04	(367)
USD/EUR	Deutsche Bank	(394,813)	5/29/2019	1.08	(378)
					(3,545)

WRITTEN CALL OPTIONS^*
		Notional Value at			Unrealized
Description	Counterparty	August 31, 2018	Expiration	Strike Price	Depreciation
KRO/USD	Deutsche Bank	(189,759)	11/7/2018	1185.00	$(253)
JPY/CAD	Deutsche Bank	(260,576)	9/14/2018	96.00	—
					(253)

TOTAL WRITTEN OPTIONS					$(3,798)

^	Option transactions are done by notional and not by contracts

FOREIGN CURRENCY TRANSACTIONS +*
							Unrealized
Settlement	Units to					US Dollar	Appreciation /
Date	Receive/Deliver		Counterparty	In Exchange For		Value	(Depreciation)
To Buy:
9/17/2018	126,727	TRY	Deutsche Bank	$672,744	EUR	$713,361	$40,617
10/5/2018	243,085	CHF	Deutsche Bank	248,224	USD	245,362	(2,862)
10/5/2018	235,974	USD	Deutsche Bank	302,074	GBP	304,474	2,400
12/17/2018	98,517	TRY	Deutsche Bank	589,906	EUR	617,605	27,699
To Sell:
9/4/2018	(431,423)	JPY	Deutsche Bank	$47,738,732	USD	$47,742,259	$3,527
9/17/2018	(297,878)	TRY	Deutsche Bank	1,862,044	USD	1,839,615	(22,429)
10/5/2018	(336,284)	USD	Deutsche Bank	242,726	AUD	244,538	1,812
10/5/2018	(160,205)	NOK	Deutsche Bank	1,339,714	USD	1,339,839	125

+	Foreign currency transactions are done by notional and not by contracts

*	Non-income producing securities

AUD - Australian Dollar	MXN - Mexican Peso

CAD - Canadian Dollar	NOK - Norwegian Krone

CHF - Swiss Franc	NZD - New Zealand Dollar

EUR - Euro	TRY - Turkish Lira

GBP - British Pound	USD - U.S. Dollar

JPY - Japanese Yen

See accompanying notes to consolidated financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO
August 31, 2018

Shares		Value
	COMMON STOCK - 98.5%
	ASIA PACIFIC - 30.8%
	AUSTRALIA - 4.7%
7,323,802	NEXTDC Ltd. *	$37,552,717

	HONG KONG - 14.2%
2,719,905	CK Asset Holdings Ltd.	19,388,536
8,344,804	Hang Lung Properties Ltd.	16,479,311
4,918,072	Hongkong Land Holdings Ltd.	34,033,058
4,693,475	Swire Properties Ltd.	18,447,643
3,951,347	Wharf Real Estate Investment Co. Ltd.	26,203,368
		114,551,916
	JAPAN - 8.5%
145,684	Aeon Mall Co. Ltd.	2,442,409
3,679	GLP J-Reit	3,692,769
7,185	Industrial & Infrastructure Fund Investment Corp. *	7,516,436
9,147	Invincible Investment Corp.	3,971,935
149,195	Mitsubishi Estate Co. Ltd.	2,481,762
723,213	Mitsui Fudosan Co. Ltd. *	16,595,712
4,598,855	Tokyu Fudosan Holdings Corp.	31,395,890
		68,096,913
	SINGAPORE - 3.4%
9,502,281	CapitaLand Commerical Trust	12,276,221
15,322,167	Keppel DC REIT	15,097,935
		27,374,156

	TOTAL ASIA PACIFIC (Cost - $262,395,896)	247,575,702

	EUROPE - 26.1%
	BELGIUM - 1.4%
150,105	VGP NV	11,352,075

	FRANCE - 4.6%
188,326	Covivio	19,731,529
99,189	Gecina SA	17,068,621
		36,800,150
	GERMANY - 1.5%
453,716	Instone Real Estate Group AG. *	12,273,652

	IRELAND - 2.2%
14,428,481	Glenveagh Properties PLC *	18,096,981

	ITALY - 1.8%
5,687,321	Beni Stabili SpA SIIQ	5,009,223
1,077,977	COIMA RES SpA	9,582,297
		14,591,520
	LUXEMBOURG - 1.8%
1,596,357	Aroundtown SA	14,273,834

	NETHERLANDS - 4.5%
552,229	InterXion Holding NV *	36,408,458

	SPAIN - 3.2%
1,124,394	Inmobiliaria Colonial Socimi SA	12,199,277
1,871,284	NH Hotel Group SA	13,705,731
		25,905,008

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Continued)
August 31, 2018

Shares		Value
	COMMON STOCK - 98.5% (Continued)
	EUROPE - 26.1%
	UNITED KINGDOM - 5.1%
17,641,274	Assura PLC	$12,565,239
6,698,492	Empiric Student Property PLC	8,593,190
1,558,827	Grainger PLC *	6,220,088
580,225	Great Portland Estates PLC	5,441,179
2,140,178	Hansteen Holdings PLC *	2,778,917
3,563,166	McCarthy & Stone PLC	5,159,190
		40,757,803

	TOTAL EUROPE (Cost - $222,386,988)	210,459,481

	NORTH AMERICA - 41.6%

	CANADA - 2.8%
135,672	Boardwalk Real Estate Investment Trust	5,156,566
705,715	Dream Global Real Estate Investment Trust	7,923,362
591,669	First Capital Realty, Inc.	9,274,676
		22,354,604
	UNITED STATES - 38.8%
184,155	Acadia Realty Trust	5,252,101
128,059	Alexandria Real Estate Equities, Inc.	16,436,373
736,789	American Homes 4 Rent	17,093,505
228,593	Brixmor Property Group, Inc.	4,164,964
813,998	CatchMark Timber Trust, Inc.	10,207,535
145,013	Chatham Lodging Trust	3,110,529
4,178,369	Colony Capital, Inc.	25,613,402
535,683	CoreCivic, Inc.	13,868,833
297,048	Corporate Office Properties Trust	9,143,137
1,212,638	Cushman & Wakefield PLC *	21,415,187
544,290	Ellington Financial LLC	8,801,169
68,034	Equinix, Inc.	29,671,668
109,867	Extra Space Storage, Inc.	10,130,836
190,154	GEO Group, Inc.	4,824,207
559,359	Hilton Grand Vacations, Inc. *	18,268,665
436,936	Jernigan Capital, Inc.	8,743,089
1,124,532	Kennedy-Wilson Holding, Inc.	24,121,211
320,725	National Storage Affiliates Trust	9,095,761
494,838	New Senior Investment Group, Inc.	3,137,273
135,538	New York REIT, Inc.	2,527,784
610,829	NorthStar Realty Europe Corp	8,380,574
1,011,465	Outfront Media, Inc.	20,097,810
383,201	Physicians Realty Trust	6,702,186
235,446	Prologis, Inc.	15,817,262
354,699	Wyndham Destinations, Inc.	15,677,696
		312,302,757

	TOTAL NORTH AMERICA (Cost - $390,340,202)	334,657,361

	TOTAL COMMON STOCK (Cost - $875,123,086)	792,692,544

	SHORT-TERM INVESTMENTS - 3.3%
26,358,507	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.87% ^	26,358,507
	(Cost - $26,358,507)

	TOTAL INVESTMENTS - 101.8% (Cost - $901,481,593)	$819,051,051
	LIABILITIES LESS OTHER ASSETS - (1.8)%	(14,433,646)
	NET ASSETS - 100.0%	$804,617,405

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2018.

PLC - Public Liability Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO
August 31, 2018

Principal		Interest	Maturity
Amount		Rate	Date	Value
	CORPORATE BONDS - 9.7%
	COMMERCIAL SERVICES - 1.0%
$150,000	Hertz Corp. *	5.875%	10/15/2020	$149,954

	ENTERTAINMENT - 0.7%
138,000	AMC Entertainment Holdings, Inc. *	5.875	2/15/2022	140,760

	GAS - 0.7%
100,000	NGL Energy Partners LP *	6.875	10/15/2021	101,750

	MACHINERY-DIVERSIFIED - 0.7%
100,000	Cloud Crane LLC * #	10.125	8/1/2024	109,000

	OIL & GAS - 1.8%
150,000	Ascent Resources Utica Holdings LLC * #	10.000	4/1/2022	166,500
100,000	Denbury Resources, Inc.	9.000	5/15/2021	108,000
				274,500
	PIPELINES - 1.6%
150,000	American Midstream Partners LP * #	8.500	12/15/2021	148,875
100,000	Summit Midstream Partners LP	9.500	6/15/2166	100,250
				249,125
	PRIVATE EQUITY - 0.7%
100,000	Icahn Enterprises LP	6.25	2/1/2022	102,990

	TELECOMMUNICATIONS - 1.7%
136,000	Frontier Communications Corp. *	7.125	3/15/2019	137,190
125,000	Sprint Communications, Inc. *	6.000	11/15/2022	126,836
				264,026
	TRANSPORTATION - 0.8%
120,000	XPO Logistics, Inc. * #	6.500	6/15/2022	124,406

	TOTAL CORPORATE BONDS (Cost - $1,510,359)			1,516,511

Shares
	COMMON STOCK - 84.7%
	APPAREL - 0.7%
622	Canada Goose Holdings, Inc. *			37,860
2,422	Skechers U.S.A., Inc. *			71,401
				109,261
	BANKS - 1.7%
2,900	CoBiz Financial, Inc.			66,845
363	First Hawaiian, Inc.			10,523
3,900	MB Financial, Inc.			188,994
				266,362
	BIOTECHNOLOGY - 1.2%
726	Abeona Therapeutics, Inc. *			11,180
575	Liquidia			8,821
11,676	NeoGenomics, Inc. *			161,713
190	Pfenex, Inc. *			1,003
				182,717
	BUILDING MATERIALS - 0.3%
1,000	USG Corp.			43,100

	COMMERCIAL SERVICES - 3.6%
316	CoStar Group, Inc. *			139,723
2,900	Enercare, Inc.			64,385
69	Evo Payments, Inc. *			1,623
3,074	HMS Holdings Corp. *			98,522
2,164	Paylocity Holding Corp. *			171,908
300	Rent-A-Center, Inc.			4,422
518	ServiceMaster Global Holdings, Inc. *			31,220
261	WEX, Inc. *			49,647
				561,450
	COMPUTERS - 2.1%
691	Dell Technologies, Inc. Class V *			66,453
193	ForeScout Technologies, Inc. *			6,962
996	Nutanix, Inc. *			56,095
1,100	Pure Storage, Inc.			29,524
1,392	Qualys, Inc. *			126,742
900	Syntel, Inc.			36,666
379	Tenable Holdings, Inc.			12,568
				335,010

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2018

Shares		Value
	COMMON STOCK - 84.7% (Continued)
	DISTRIBUTION/WHOLESALE - 0.8%
2,078	KAR Auction Services, Inc.	$130,270

	DIVERSIFIED FINANCIAL SERVICES - 0.7%
1,805	Ellington Financial LLC	29,187
513	Hamilton Lane, Inc.	25,024
1,018	WageWorks, Inc. *	54,463
		108,674
	ELECTRONICS - 0.1%
1,200	Sparton Corp. *	15,324

	ENTERTAINMENT - 0.8%
1,251	IMAX Corp. *	29,399
871	Lions Gate Entertainment Corp.	19,554
2,300	Pinnacle Entertainment, Inc. *	78,752
		127,705
	FOOD - 2.3%
4,700	Pinnacle Foods, Inc.	312,174
1,200	Supervalu, Inc.	38,748
		350,922
	HEALTHCARE-PRODUCTS - 1.9%
547	AxoGen, Inc. *	23,986
607	Bio-Techne Corp.	116,647
3,866	GenMark Diagnostics, Inc. *	33,093
15	Inspire Medical Systems, Inc. *	825
2,681	Invacare Corp.	40,751
1,305	Novocure Ltd. *	58,790
2,839	T2 Biosystems, Inc. *	18,539
		292,631

	HEALTHCARE-SERVICES - 4.4%
844	AAC Holdings, Inc. *	7,477
2,531	Acadia Healthcare Co., Inc. *	105,112
2,000	Aetna, Inc.	400,540
2,700	Envision Healthcare Corp. *	122,472
191	LHC Group, Inc. *	18,896
600	LifePoint Health, Inc.	38,640
		693,137
	HOME BUILDERS - 0.4%
55,397	Glenveagh Properties PLC #	69,482

	HOME FURNISHINGS - 0.6%
700	SodaStream International Ltd.	99,925

	INSURANCE - 2.0%
3,700	AmTrust Financial Services, Inc.	53,798
1,200	Aspen Insurance Holdings Ltd.	49,380
3,500	XL Group Ltd.	200,865
		304,043
	INTERNET - 2.5%
1,130	Aspen Group, Inc. *	8,678
5,306	Attunity Ltd. *	110,736
868	Everquote, Inc. - Class A	11,501
472	Imperva, Inc. *	22,255
27	Okta, Inc. *	1,669
532	Overstock.com, Inc. *	15,534
1,740	RingCentral, Inc. *	162,081
1,213	Zscaler, Inc. *	51,904
		384,358
	LODGING - 1.8%
2,181	Hilton Grand Vacations, Inc. *	71,231
2,500	ILG, Inc.	85,325
7,222	NH Hotel Group SA	52,896
1,401	Wyndham Destinations, Inc.	61,924
		271,376

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2018

Shares		Value
	COMMON STOCK - 84.7% (Continued)
	MACHINERY-CONSTRUCTION & MINING - 0.0%
670	ASV Holdings, Inc. *	$3,571

	MACHINERY-DIVERSIFIED - 0.2%
884	Cactus, Inc. *	30,215
174	Gardner Denver Holdings, Inc. *	4,865
		35,080
	MEDIA - 2.0%
1,600	Sky PLC	32,036
1,100	Tribune Media Co.	40,579
5,200	Twenty-First Century Fox, Inc,	236,080
		308,695
	OIL & GAS - 3.3%
2,000	Andeavor	305,580
2,964	Carrizo Oil & Gas, Inc. *	71,788
999	Parsley Energy, Inc. *	27,742
5,778	Sanchez Midstream Partner LP	53,447
3,944	SandRidge Energy, Inc. *	62,552
		521,109
	OIL & GAS SERVICS - 0.0%
328	Keane Group, Inc. *	4,028
26	Nine Energy Service, Inc. *	779
		4,807
	PACKAGING & CONTAINERS - 0.6%
2,700	KapStone Paper and Packaging Corp.	92,745

	PHARMACEUTICALS - 1.0%
1,100	Akorn, Inc. *	17,259
726	Corcept Therapeutics, Inc. *	10,905
3,302	Owens & Minor, Inc.	56,068
755	Premier, Inc. *	33,394
647	Tilray, Inc.	42,184
		159,810

	PIPELINES - 7.1%
12,575	Energy Transfer Partners LP	283,566
2,500	EQT Midstream Partners LP	142,900
9,640	Kinder Morgan, Inc.	170,628
6,414	MPLX LP	227,505
1,185	Noble Midstream Partners LP	51,903
3,615	Oasis Midstream Partners LP	79,964
3,900	Spectra Energy Partners LP	148,044
		1,104,510
	PRIVATE EQUITY - 0.6%
4,309	Kennedy-Wilson Holdings, Inc.	92,428

	REAL ESTATE - 6.4%
781	Aeon Mall Co. Ltd.	13,094
6,122	Aroundtown SA *	54,740
10,620	CK Asset Holdings Ltd.	75,703
4,623	Cushman & Wakefield PLC	81,642
25,093	Empiric Student Property PLC	32,191
2,268	First Capital Realty, Inc.	35,552
6,050	Grainger PLC	24,141
32,690	Hang Lung Properties Ltd.	64,556
18,782	Hongkong Land Holdings Ltd.	129,971
1,732	Instone Real Estate Group B.V. * #	46,853
14,422	McCarthy & Stone PLC #	20,882
683	Mitsubishi Estate Co. Ltd.	11,361
2,870	Mitsui Fudosan Co. Ltd.	65,859
16,877	Swire Properties Ltd.	66,335
17,621	Tokyu Fudosan Holdings Corp.	120,297
592	VGP NV	44,772
15,308	Wharf Real Estate Investment	101,515
		989,464

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2018

Shares		Value
	COMMON STOCK - 84.7% (Continued)
	REAL ESTATE INVESTMENT TRUSTS - 14.0%
773	Acadia Realty Trust	$22,046
500	Alexandria Real Estate Equities, Inc.	64,175
2,813	American Homes 4 Rent	65,262
26	Americold Realty Trust	647
67,649	Assura PLC	48,184
22,750	Beni Stabili SpA SIIQ	20,038
385	Boardwalk Real Estate Investment Trust	14,633
978	Brixmor Property Group, Inc.	17,819
36,289	CapitaLand Commercial Trust *	46,883
3,244	CatchMark Timber Trust, Inc.	40,680
552	Chatham Lodging Trust	11,840
4,351	COIMA RES SpA #	38,677
14,971	Colony NorthStar, Inc.	91,772
2,106	CoreCivic, Inc.	54,524
3,117	CorePoint Lodging, Inc. *	64,989
1,185	Corporate Office Properties Trust	36,474
735	COVIVIO	77,008
402	CyrusOne, Inc.	26,918
2,747	Dream Global Real Estate Investment Trust	30,842
3,500	Education Realty Trust, Inc.	144,830
263	Equinix, Inc.	114,702
422	Extra Space Storage, Inc.	38,913
6,800	Forest City Realty Trust, Inc.	171,020
379	Gecina SA	65,219
748	GEO Group, Inc.	18,977
7,083	Global Medical REIT, Inc.	67,784
14	GLP J-Reit	14,052
8,400	Gramercy Property Trust	229,740
2,342	Great Portland Estates PLC	21,963
8,267	Hansteen Holdings PLC *	10,734
27	Industrial & Infrastructure Fund Investment Corp.	28,245
4,347	Inmobiliaria Colonial Socimi SA	47,163
36	Invincible Investment Corp.	15,632
1,601	Jernigan Capital, Inc.	32,036
67,357	Keppel DC REIT	66,371
3,600	MTGE Investment Corp.	70,560
1,235	National Storage Affiliates Trust	35,025
2,057	New Senior Investment Group, Inc.	13,041
642	New York REIT, Inc.	11,973
2,315	NorthStar Realty Europe Corp.	31,762
3,872	Outfront Media, Inc.	76,937
1,051	Physicians Realty Trust	18,382
908	Prologis, Inc.	60,999
		2,179,471
	RETAIL - 1.6%
2,227	Copart, Inc. *	143,218
585	Five Below, Inc. *	68,135
446	Wingstop, Inc.	29,860
		241,213
	SEMICONDUCTORS - 2.6%
1	Broadcom Ltd.	219
4,400	NXP Semiconductors NV *	409,816
		410,035

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2018

Shares		Value
	COMMON STOCK - 84.7% (Continued)
	SOFTWARE - 13.4%
789	2U, Inc. *	$70,505
27	Altair Engineering, Inc. *	1,128
800	Alteryx, Inc. *	46,440
119	Avalara, Inc.	4,402
1,376	Black Knight, Inc. *	73,478
2,896	Blackline, Inc. *	152,793
4,500	CA, Inc.	197,100
406	Ceridian HCM Holding, Inc.	15,631
1,032	Coupa Software, Inc. *	74,005
4,341	Domo, Inc.	102,057
300	Dun & Bradstreet Corp. (The)	42,876
4,313	Five9, Inc. *	207,240
29	GreenSky, Inc. *	587
1,366	Guidewire Software, Inc. *	137,379
1,483	Instructure, Inc. *	60,729
2,120	InterXion Holding NV *	139,772
527	MongoDB, Inc. *	37,923
755	Pluralsight, Inc. *	25,798
2,853	PROS Holdings, Inc. *	105,219
1,509	SailPoint Technologies Holding, Inc.	46,673
27	SendGrid, Inc. *	979
2,965	SS&C Technologies Holdings, Inc.	175,943
557	Talend SA * - ADR	34,283
297	Ultimate Software Group, Inc. *	91,972
1,776	Veeva Systems, Inc. *	185,343
193	Yext, Inc.	4,798
1,684	Zuora, Inc. *	46,445
		2,081,498
	TELECOMMUNICATIONS - 2.7%
962	AT&T, Inc.	30,726
4,957	GTT Communications, Inc. *	213,399
27,924	NextDC Ltd.	143,180
600	T-Mobile US, Inc. *	39,624
		426,929
	TRANSPORTATION - 1.3%
344	CryoPort, Inc.	4,885
7,970	Golar LNG Ltd.	203,713
		208,598

	TOTAL COMMON STOCK (Cost - $12,140,334)	13,205,710

	EXCHANGE TRADED FUNDS - 15.2%
	EQUITY FUNDS - 13.2%
1,470	Alerian MLP ETF	15,950
12,019	First Trust North American Energy Infrastructure	288,576
132,751	Global X MLP ETF	1,298,305
3,035	Horizons S&P 500 Covered Call ETF	159,032
32,349	InfraCap MLP ETF	251,675
1,173	Invesco China Real Estate ETF	32,457
547	IQ US Real Estate Small Cap ETF	14,941
		2,060,936

	DEBT FUNDS - 2.0%
2,500	iShares 0-5 Year High Yield Corporate Bond ETF	117,525
3,291	Peritus High Yield ETF	120,780
1,052	VanEck Vectors Emerging Markets High Yield Bond	23,439
868	VanEck Vectors Fallen Angel High Yield Bond ETF	25,198
418	WisdomTree Managed Futures Strategy Fund	16,983
		303,925

	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,307,287)	2,364,861

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2018

Shares		Maturity Date	Interest Rate	Value
	PREFERRED STOCK - 3.2%
7,000	Bank of America Corp. *	Perpetual	6.625%	$181,090
2,500	CitiGroup, Inc.	Perpetual	6.300%	65,750
2,000	Goldman Sachs Group, Inc.	Perpetual	6.300%	53,500
1,500	JPMorgan Chase & Co. *	Perpetual	6.125%	39,525
6,225	US Cellular Corp. *	12/1/2064	7.250%	163,780
	TOTAL PREFERRED STOCK (Cost - $507,920)			503,645

	CLOSED END FUND - 0.7%
10,000	PIMCO Income Strategy Fund II			106,700
	TOTAL CLOSED END FUND (Cost - $103,373)

	OPEN END FUND - 0.4%
5,912	Semper MBS Total Return Fund			62,901
	TOTAL OPEN END FUND (Cost - $63,019)

	SHORT-TERM INVESTMENTS - 7.0%
1,090,676	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.87% ^			1,090,676
	(Cost - $1,090,676)

	TOTAL INVESTMENTS - 120.9% (Cost - $17,723,522)			$18,851,004

	OTHER ASSETS AND LIABILITIES - (20.9)%			(3,263,615)

	NET ASSETS - 100.0%			$15,587,389

		Notional	Expiration Date -
Shares		Amount	Exercise Price	Value
	OPTIONS - WRITTEN - (0.1)%
2	Vmware, Inc.	9/21/2018	9/21/18 - $145	$140

	SECURITIES SOLD SHORT - (20.6)% *
	COMMON STOCK - (13.5)%
	BANKS - (1.4)%
493	BOK Financial Corp.			50,557
5,655	Fifth Third Bancorp			166,427
				216,984
	BIOTECHNOLOGY - (0.6)%
581	Cara Therapeutics, Inc.			11,719
1,372	Insmed, Inc.			27,344
2,047	Sinovac Biotech Ltd.			14,636
675	WaVe Life Sciences Ltd.			35,977
				89,676
	DISTRIBUTION/WHOLESALE - (0.5)%
1,622	EnviroStar, Inc.			76,639

	DIVERSIFIED FINANCIAL SERVICES - (0.3)%
116	Credit Acceptance Corp.			52,978

	ELECTRIC - (1.0)%
1,472	El Paso Electric Co.			90,234
1,383	Unitil Corp.			69,911
				160,145
	ENTERTAINMENT - (0.5)%
413	Marriott Vacations Worldwide Corp.			49,147
966	Penn National Gaming, Inc.			33,288
				82,435
	FOOD - (0.7)%
3,054	Conagra Brands, Inc.			112,235

	GAS - (1.7)%
882	Atmos Energy Corp.			81,347
1,084	Chesapeake Utilities Corp.			93,224
1,065	ONE Gas, Inc.			83,634
				258,205

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2018

Shares		Value
	SECURITIES SOLD SHORT - (20.6)% * (Continued)
	COMMON STOCK - (13.5)% (Continued)
	HEALTHCARE-PRODUCTS - (0.7)%
4,403	MiMedx Group, Inc.	$23,336
1,906	Patterson Cos, Inc.	42,980
2,369	Select Medical Holdings Corp.	46,906
		113,222
	MEDIA - (0.3)%
253	Sinclair Broadcast Group, Inc.	7,324
261	Walt Disney Co. (The)	29,237
		36,561
	OIL & GAS - (1.7)%
3,180	Marathon Petroleum Corp.	261,682

	PHARMACEUTICALS - (1.3)%
1,513	Adamas Pharmaceuticals, Inc.	34,844
1,680	CVS Health Corp.	126,403
985	Lannett Co., Inc.	5,270
773	Pacira Pharmaceuticals, Inc.	36,447
		202,964
	PIPELINES - (1.7)%
4,333	Enbridge, Inc.	148,059
6,016	Energy Transfer Equity LP	105,280
		253,339
	REITS - (0.2)%
3,425	Annaly Capital Management, Inc.	36,374

	RETAIL - (0.5)%
1,020	CarMax, Inc.	79,611

	SOFTWARE - (0.2)%
231	VMware, Inc.	35,403

	TELECOMMUNICATIONS - (0.2)%
5,850	Sprint Corp.	35,744

	TOTAL COMMON STOCK (Proceeds - $1,835,831)	$2,104,197

	EXCHANGED TRADED FUNDS - (7.1)%
	EQUITY FUNDS - (7.1)%
1,054	iShares Russell 2000 ETF	182,363
4,218	iShares Russell 2000 Growth ETF	929,352
	TOTAL EXCHANGED TRADED FUNDS (Proceeds - $741,137)	1,111,715

	TOTAL SECURITIES SOLD SHORT (Proceeds - $2,576,968) (a)	$3,215,912

*	Non-income producing securities

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transaction exempt from registration to qualified institutional buyers. At August 31, 2018, these securities amounted to $548,781 or 3.52% of net assets.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2018.

ADR - American Depositary Receipt

LLC - Limited Liability Company

PLC - Public Liability Company

							Unrealized
Settlement	Units to					US Dollar	Appreciation/
Date	Receive/Deliver	Foreign Currency	Counterparty	In Exchange For		Value	(Depreciation)
To Buy:
9/6/2018	1,172	EUR	Bank of New York	$1,364	USD	$1,383	$(19)
To Sell:
9/6/2018	1,172	EUR	Bank of New York	$1,364	USD	$1,383	$19
9/4/2018	808,096	JPY	Bank of New York	$7,290	USD	$7,246	$(44)
	Total Unrealized:						$(44)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO
August 31, 2018

Shares				Value
	EXCHANGE TRADED FUNDS - 80.3%
	EQUITY FUND - 80.3%
70,000	SPDR S&P500 ETF Trust +			$20,321,700
	TOTAL EXCHANGE TRADED FUNDS (Cost - $18,958,263)			20,321,700

Contracts (a)			Expiration Date - Exercise Price
	PUT OPTIONS PURCHASED - 1.2% *
250	SPDR S&P500 ETF Trust		9/28/18 - $280.00	23,875
600	SPDR S&P500 ETF Trust		10/16/18 - $283.00	129,900
500	SPDR S&P500 ETF Trust		9/28/18 - $285.00	78,250
250	SPDR S&P500 ETF Trust		10/19/18 - $285.00	63,500
	TOTAL PURCHASED OPTIONS (Cost - $361,200)			295,525

Shares
	SHORT-TERM INVESTMENTS -16.6%
4,215,116	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.87% ^
	(Cost - $4,215,116)			4,215,116

	TOTAL INVESTMENTS - 98.1% (Cost - $23,534,579) (b)			$24,832,341

	OTHER ASSETS LESS LIABILITIES - 1.9%			484,202

	NET ASSETS - 100.0%			$25,316,543

		Notional
Contracts (a)		Amount	Expiration Date - Exercise Price	Value
	WRITTEN OPTIONS - (1.2)% *
	PUT OPTIONS WRITTEN - (0.4)%
500	SPDR S&P500 ETF Trust	125,000	9/28/18 - $265.00	$19,000
600	SPDR S&P500 ETF Trust	150,000	10/19/18 - $268.00	51,000
250	SPDR S&P500 ETF Trust	62,500	9/28/18 - $270.00	12,000
250	SPDR S&P500 ETF Trust	62,500	10/19/18 - $270.00	23,375
	(Premiums Received - $118,490)			105,375

	CALL OPTIONS WRITTEN - (0.8)%
300	SPDR S&P500 ETF Trust	75,000	9/10/18 - $287.00	126,900
260	SPDR S&P500 ETF Trust	65,000	9/10/18 - $290.00	47,840
200	SPDR S&P500 ETF Trust	50,000	9/28/18 - $292.00	38,200
	(Premiums Received - $188,202)			212,940

	TOTAL WRITTEN OPTIONS (Premiums Received - $306,692)			$318,315

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for options written.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2018.

(a)	Each contract is equivalent to 100 shares of the underlying security.

	TOTAL RETURN SWAPS - 0.0%

Notional				Expiration	Pay/Receive	Variable	Unrealized
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Rate #	Gain/(Loss)
843,990	SPY SPDR SP 500 ETF Trust	3,000	Goldman Sachs	10/4/2018	Pay	2.0814	$—
1,969,310	SPY SPDR SP 500 ETF Trust	7,000	Goldman Sachs	11/9/2018	Pay	2.0814	—
1,406,650	SPY SPDR SP 500 ETF Trust	5,000	Goldman Sachs	11/29/2018	Pay	2.0814	—
1,406,650	SPY SPDR SP 500 ETF Trust	5,000	Goldman Sachs	11/29/2018	Pay	2.0814	—
1,406,650	SPY SPDR SP 500 ETF Trust	5,000	Goldman Sachs	6/3/2019	Pay	2.0814	—
1,406,650	SPY SPDR SP 500 ETF Trust	5,000	Goldman Sachs	6/27/2019	Pay	2.0814	—
							$—

#	Variable rate is Libor plus 0.40%

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO
August 31, 2018

Shares				Value
	EXCHANGE TRADED FUND - 62.0%
	EQUITY FUND - 62.0%
116,000	iShares MSCI Emerging Markets ETF +			$5,007,720
	TOTAL EXCHANGE TRADED FUNDS (Cost - $5,108,501)

		Notional
Contracts (a)		Amount	Expiration Date - Exercise Price
	PUT OPTIONS PURCHASED - 3.2% *
1,200	iShares MSCI Emerging Markets ETF	5,040,000	9/28/2018 - $42.00	55,800
300	iShares MSCI Emerging Markets ETF	1,275,000	9/21/2018 - $42.50	14,550
600	iShares MSCI Emerging Markets ETF	2,550,000	10/19/2018 - $42.5	50,400
1,500	iShares MSCI Emerging Markets ETF	6,525,000	9/21/2018 - $43.50	137,250
	TOTAL PURCHASED OPTIONS (Cost - $235,964)			258,000

Shares
	SHORT-TERM INVESTMENTS - 16.1%
1,295,564	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.87% ^			1,295,564
	(Cost - $1,295,564)

	TOTAL INVESTMENTS - 81.3% (Cost - $6,640,029)			$6,561,284

	OTHER ASSETS AND LIABILITIES - 18.7%			1,513,865

	NET ASSETS - 100.0%			$8,075,149

		Notional
Contracts (a)		Amount	Expiration Date - Exercise Price	Value
	WRITTEN OPTIONS - (1.2)%
	PUT OPTIONS WRITTEN - (0.5)% *
1,500	iShares MSCI Emerging Markets ETF	6,150,000	9/21/2018 - $41.00	27,000
500	iShares MSCI Emerging Markets ETF	2,075,000	9/21/2018 - $41.50	12,500
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $33,467)			39,500

	CALL OPTIONS WRITTEN - (0.7)% *
700	iShares MSCI Emerging Markets ETF	3,080,000	9/21/2018 - $44.00	30,800
900	iShares MSCI Emerging Markets ETF	4,005,000	9/21/2018 - $44.50	24,750
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $52,784)			55,550

	TOTAL OPTIONS WRITTEN (Premiums Received - $86,252)			$95,050

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for options written.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2018.

(a)	Each contract is equivalent to 100 shares of the underlying security.

OPEN RETURN SWAPS - 0.0%

Notional				Expiration	Pay/Receive	Variable	Unrealized
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Rate	Gain/(Loss)
$2,512,160	iShares MSCI Emerging Markets ETF	56,000	Goldman Sachs	11/9/2018	Pay	2.081	$—
1,568,400	iShares Currency Hedged MSCI Emerging Markets ETF	60,000	Goldman Sachs	1/15/2019	Pay	2.081#	—
522,800	iShares Currency Hedged MSCI Emerging Markets ETF	20,000	Goldman Sachs	1/15/2019	Pay	2.081#
522,800	iShares Currency Hedged MSCI Emerging Markets ETF	20,000	Goldman Sachs	6/18/2019	Pay	2.081#	—
							$—

#	Variable rate is Libor plus 0.60%.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO
August 31, 2018

Principal		Coupon Rate (%)		Maturity Date	Value
	ASSET-BACKED SECURITIES - 8.0%
	AUTOMOBILE ASSET-BACKED SECURITIES - 1.6%
$100,000	CPS Auto Receivables Trust 2018-A #	3.6600		12/15/2023	$99,762
120,000	Drive Auto Receivables Trust 2015-A #	4.1200		7/15/2022	121,034
150,000	First Investors Auto Owner Trust 2018-1 #	5.4800		10/15/2024	152,134
160,000	Foursight Capital Automobile Receivables Trust 2018-1 #	6.8200		4/15/2025	162,781
205,000	Westlake Automobile Receivables Trust 2018-1 #	4.5300		5/15/2023	205,024
245,000	Westlake Automobile Receivables Trust 2018-2 #	4.8600		1/16/2024	245,738
10,000	Westlake Automobile Receivables Trust 2018-3 #	4.9000		12/15/2023	99,987
					1,086,460
	COMMERCIAL ASSET-BACKED SECURITIES - 0.7%
160,000	GS Mortgage Securities Trust 2016-GS4 #	3.2330	*	11/10/2049	132,127
100,000	JPMBB Commercial Mortgage Securities Trust 2015-C31, weighted average of the net mortgage rates on the mortgage loans for distribution date minus 0.5000%	4.2700	*	8/15/2048	84,936
125,000	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16 #	4.9100	(c)	6/15/2047	112,771
150,000	Morgan Stanley Capital I Trust 2016-UBS9 #	3.0000		3/15/2049	124,754
					454,588
	OTHER ASSET-BACKED SECURITIES - 1.5%
250,000	Conn’s Receivables Funding 2018-A, LLC. #	6.0200		1/15/2023	250,123
100,000	Invitation Homes 2018-SFR1 Trust #, 1 mo. LIBOR + 2.0000%	4.0600	*	7/17/2037	100,377
150,000	Progress Residential 2017-SFR1 Trust #	5.3500		8/17/2034	153,189
100,000	Progress Residential 2018-SFR1 Trust #	4.3800		3/17/2035	99,832
100,000	Progress Residential 2018-SFR1 Trust #	4.7780		3/17/2035	100,282
100,000	Tricon American Homes 2016-SFR1 Trust #	5.7690		11/17/2033	102,808
100,000	Tricon American Homes 2017-SFR2 Trust #	3.6720		1/17/2036	97,729
100,000	Tricon American Homes 2017-SFR2 Trust #	5.1040		1/17/2036	101,798
					1,006,138
	WHOLE LOAN COLLATERALIZED MORTGAGE OBLIGATIONS - 4.2%
170,742	Alternative Loan Trust 2006-6CB	5.7500		5/25/2036	121,789
110,000	Angel Oak Mortgage Trust LLC 2015-1 #	6.3187	*	1/25/2047	112,100
150,000	Bellemeade Re 2017-1 Ltd #, 1 mo. LIBOR +3.3500%	5.4147	*	10/25/2027	155,821
140,000	Bellemeade Re 2018-1 Ltd #, 1 mo. LIBOR +1.6000%	3.6647	*	4/25/2028	140,956
100,000	COLT 2017-2 Mortgage Loan Trust #	4.5630	(c)	10/25/2047	100,193
100,000	Deephaven Residential Mortgage Trust 2018-2 #	4.3750	(c)	4/25/2058	100,762
130,000	Deephaven Residential Mortgage Trust 2018-2 #	6.0420	(c)	4/25/2058	130,292
99,936	Fannie Mae Connecticut Avenue Securities, 1 mo. LIBOR +10.2500%	12.3148	*	1/25/2029	132,990
250,000	Fannie Mae Connecticut Avenue Securities, 1 mo. LIBOR +4.0000%	6.0648	*	5/25/2030	266,996
130,000	Fannie Mae Connecticut Avenue Securities, 1 mo. LIBOR +2.3500%	4.4147	*	1/25/2031	132,116
250,000	Fannie Mae Connecticut Avenue Securities, 1 mo. LIBOR +4.2500%	6.3147	*	1/25/2031	257,137
210,000	Fannie Mae Connecticut Avenue Securities, 1 mo. LIBOR +4.1500%	6.2147	*	2/25/2030	226,749
149,314	Fannie Mae REMICS	3.0000		12/25/2027	12,697
144,433	Fannie Mae REMICS	3.0000		1/25/2028	12,380
161,805	Fannie Mae REMICS	3.0000		2/25/2028	13,845
310,207	Freddie Mac REMICS	3.0000		10/15/2027	26,460
129,423	Freddie Mac Structured Agency Credit Risk Debt Notes, 1 mo. LIBOR +8.8000%	10.8647	*	3/25/2028	161,017
180,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 1 mo. LIBOR +5.1500%	7.2147	*	10/25/2029	210,320
200,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 1 mo. LIBOR +4.4500%	6.5148	*	3/25/2030	224,492
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes #	3.8202	*	5/25/2048	93,724
51,863	Luminent Mortgage Trust 2006-2, 1 mo. LIBOR +0.2000%	2.2647	*	2/25/2046	47,664
160,000	Oaktown Re II Ltd #, 1 mo. LIBOR +1.5500%	3.6147	*	7/25/2028	160,476
					2,840,976

	TOTAL ASSET-BACKED SECURITIES (Cost - $5,254,456)				5,388,162

	BANK LOANS - 3.6%
	AUTO MANUFACTURING - 0.1%
49,688	Trico, 3 mo. LIBOR + 6.5000%	8.8400	*	2/2/2024	49,843

	BUILDING MATERIALS - 0.3%
44,662	Arclin US Holding Corp., 3 mo. LIBOR + 3.5000%	5.8100	*	2/14/2024	44,942
20,400	New Arclin US Holding, 3 mo. LIRBOR + 8.75000%	11.0700	*	2/14/2025	20,693
99,750	Janus, 3 mo. LIBOR + 3.0000	5.3100	*	2/9/2025	98,441
					164,076
	CONSUMER PRODUCTS - 0.3%
99,500	Diversey	5.3300	*	9/6/2024	97,697
95,742	On Assignment, 3 mo. LIBOR + 2.0000%	4.3400	*	2/21/2025	95,942
30,000	Reece	4.3400	*	6/1/2025	29,763
					223,402
	ENTERTAINMENT - 0.3%
219,450	Scientific Games, 3 mo. LIBOR + 2.7500%	5.0700	*	8/14/2024	219,062

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2018

Principal		Coupon Rate (%)		Maturity Date	Value
	BANK LOANS - 3.6% (Continued)
	FOOD - 0.2%
$121,458	Chobani, 3 mo. LIBOR + 3.5000%	5.9350	*	10/7/2023	$115,942
44,438	JBS USA LUX SA, 3 mo. LIBOR + 2.5000%	4.8347	*	10/30/2022	44,472
					160,414
	GAS - 0.0%
25,000	Chesapeake Energy Corp., 3 mo. LIBOR + 7.5000%	9.5935	*	8/23/2021	26,159

	HEALTHCARE - 0.1%
40,000	Kindred At Home, 3 mo. LIBOR +7.0000%	9.3400	*	7/2/2026	40,900

	MACHINERY-MANUFACTURING - 0.1%
85,000	Shape Technologies, 3 mo. LIBOR + 3.0000%	5.3400	*	4/4/2025	85,053

	METALS & MINING - 0.3%
34,738	Big River Steel, 3 mo. LIBOR + 5.0000%	7.0900	*	8/15/2023	35,259
185,000	Aleris, 3 mo. LIBOR + 4.7500%	—	*	4/15/2023	183,150
					218,409
	OIL - 0.0%
12,188	MEG Energy Corp., 3 mo. LIBOR + 3.5000%	5.8400	*	12/31/2023	12,218

	PHARMACEUTICALS - 0.3%
127,384	Nature’s Bounty, 3 mo. LIBOR + 3.5000%	5.8400	*	8/15/2024	121,493
59,250	Valeant Pharmaceuticals, 3 mo. LIBOR + 3.0000%	5.3200	*	5/28/2025	59,535
					181,028
	REAL ESTATE - 0.1%
39,900	Iron Mountain, Inc., 3 mo. LIBOR + 1.7500%	4.0900	*	1/2/2026	39,252

	RETAIL - 0.6%
234,229	Camping World, 3 mo. LIBOR + 2.7500%	5.0900	*	11/8/20/23	235,903
60,000	Interior Logic, 3 mo. LIBOR + 4.0000%	6.3200	*	6/1/2025	60,188
134,076	Neiman Marcus Group LTD. LLC, 3 mo. LIBOR + 3.2500%	5.5800	*	10/25/2025	124,858
					420,949
	SEMICONDUCTORS - 0.2%
115,000	Microchip Technology, 3 mo. LIBOR + 2.0000%	4.3100	*	5/24/2025	114,976

	SOFTWARE - 0.2%
23,452	SS&C Technologies, 3 mo. LIBOR + 2.5000%	4.5935	*	4/16/2025	23,498
61,139	SS&C Technologies, 3 mo. LIBOR + 2.5000%	4.5935	*	4/16/2025	61,261
43,243	West Corp., 3 mo. LIBOR + 4.0000%	6.3400	*	10/3/2024	43,147
					127,906
	TELLECOMMUNICATIONS - 0.4%
165,000	SBA Communications, 3 mo. LIBOR + 2.0000%	4.3400	*	4/11/2025	164,671
103,688	SFR Group SA, 3 mo. LIBOR + 2.7500%	5.1000	*	6/22/2025	98,503
22,004	Windstream Services LLC, 3 mo. LIBOR + 4.0000%	6.3200	*	3/30/2021	20,574
					283,748
	TRANSPORTATION - 0.1%
39,700	PODS, 3 mo. LIBOR + 3.0000%	5.0800	*	11/21/2024	39,601

	TOTAL BANK LOANS (Cost - $2,401,400)				2,406,996

	TERM LOANS - 0.3%
	ENERGY - 0.0%
34,166	CE STAR Holdings LLC (a)(b)	12.0000		11/28/2021	32,492

	ENTERTAINMENT - 0.1%
49,078	Intrawest, 3 mo. LIBOR + 3.2500%	5.3500	*	6/29/2024	49,365

	MANUFACTURED GOODS - 0.2%
119,100	Kloeckner Pentaplast, 3 mo. LIBOR + 4.2500%	6.5000	*	6/29/2022	115,751

	TOTAL TERM LOANS (Cost - $201,281)				197,608

	CORPORATE BONDS - 39.3%
	ADVERTISING - 0.4%
152,000	Aimia, Inc.	6.8500		5/17/2019	119,192
155,000	MDC Partners, Inc. #	6.5000		5/1/2024	139,694
					258,886
	AUTO MANUFACTURERS - 0.1%
60,000	United Technologies Corp.	3.9500		8/16/2025	60,399

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2018

Principal		Coupon Rate (%)		Maturity Date		Value
	CORPORATE BONDS - 39.3% (Continued)
	AIRLINES - 0.6%
$400,000	VistaJet Malta Finance PLC #	7.7500		6/1/2020		$402,250

	AUTO MANUFACTURERS - 0.2%
155,000	General Motors Financial Co., Inc.	3.8500		1/5/2028		144,501

	BANKS - 1.9%
200,000	BNP Paribas SA #	3.3750		1/9/2025		189,849
205,000	BNP Paribas SA #, 5 mo. LIBOR + 1.4830%	4.3750	*	3/1/2033		194,953
150,000	Citigroup, Inc.	4.6500		7/23/2048		153,893
130,000	Freedom Mortgage Corp. #	8.1250		11/15/2024		126,263
90,000	Freedom Mortgage Corp. #	8.2500		4/15/2025		87,413
411,000	Goldman Sachs Capital II, 3 mo. LIBOR + 0.7675%	4.0000	*	11/26/2018	^	346,514
140,000	Goldman Sachs Group, Inc., 3 mo. LIBOR + 1.1580%	3.8140	*	4/23/2029		134,092
35,000	Goldman Sachs Group, Inc.	5.1500		5/22/2045		36,076
						1,269,053
	BEVERAGES - 0.2%
140,000	Bacardi Ltd. #	5.3000		5/15/2048		136,725

	BIOTECHNOLOGY - 0.3%
215,000	Celgene Corp.	3.9000		2/20/2028		209,806

	COAL - 0.3%
188,000	Cloud Peak Energy Resources, LLC.	12.0000		11/1/2021		190,820

	COMMERCIAL SERVICES - 1.0%
87,000	Carriage Services, Inc. #	6.6250		6/1/2026		88,957
400,000	Hertz Corp.	5.8750		10/15/2020		399,876
140,000	United Rentals North America, Inc.	4.8750		1/15/2028		133,787
48,000	Verscend Holding Corp. #	9.7500		8/15/2026		49,306
						671,926
	COMPUTERS - 0.5%
45,000	Dell International, LLC. #	6.0200		6/15/2026		47,778
300,000	Western Digital Corp.	4.7500		2/15/2026		294,692
						342,470
	DISTRIBUTION/WHOLESALE - 0.2%
135,000	H&E Equipment Services, Inc.	5.6250		9/1/2025		134,366

	DIVERSIFIED FINANCIAL SERVICES - 0.7%
200,000	Avation Capital SA #	6.5000		5/15/2021		201,250
250,000	Synchrony Financial	3.7500		8/15/2021		249,679
						450,929
	ELECTRIC - 0.7%
55,000	Calpine Corp.	5.7500		1/15/2025		50,188
65,000	Calpine Corp. #	5.2500		6/1/2026		61,609
15,000	NextEra Energy Operating Partners LP #	4.5000		9/15/2027		14,306
150,000	Stoneway Capital Corp. #	10.0000		3/1/2027		135,546
11,000	Talen Energy Supply LLC #	10.5000		1/15/2026		96,800
86,000	Vistra Operations Co., LLC. #	5.5000		9/1/2026		87,264
						445,713
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
383,000	Artesyn Embedded Technologies, Inc. #	9.7500		10/15/2020		367,680

	ENGINEERING & CONSTRUCTION - 1.1%
213,000	Aldesa Financial Services SA	7.2500		4/1/2021		232,037
399,000	NANA Development Corp. #	9.5000		3/15/2019		400,496
100,000	Pisces Midco, Inc. #	8.0000		4/15/2026		103,000
						735,533
	ENTERTAINMENT - 1.9%
600,000	AMC Entertainment Holdings, Inc.	5.8750		2/15/2022		612,000
130,000	Enterprise Develop Authority #	12.0000		7/15/2024		126,912
269,000	Production Resource Group, Inc.	8.8750		5/1/2019		263,620
884,682	Tunica-Biloxi Gaming Authority #	3.7800		6/15/2020		246,605
						1,249,137
	ENVIRONMENTAL CONTROL - 0.2%
97,000	Tervita Escrow Corp. #	7.6250		12/1/2021		101,001

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2018

Principal		Coupon Rate (%)		Maturity Date	Value
	CORPORATE BONDS - 39.3% (Continued)
	FOOD - 1.3%
$35,000	Clearwater Seafoods, Inc. #	6.8750		5/1/2025	$33,862
110,000	JBS USA LUX SA #	6.7500		2/15/2028	105,738
180,000	Pilgrim’s Pride Corp. #	5.8750		9/30/2027	171,450
40,000	Post Holdings, Inc. #	5.6250		1/15/2028	38,800
60,000	Post Holdings, Inc. #	5.0000		8/15/2026	57,750
381,168	Youngs PIK SCA	8.2500		8/1/2019	445,152
					852,752
	GAS - 0.4%
250,000	NGL Energy Partners LP	6.8750		10/15/2021	254,375

	HEALTHCARE-SERVICES - 0.9%
115,000	Centene Escrow I Corp. #	5.3750		6/1/2026	119,005
400,000	HCA Healthcare, Inc.	6.2500		2/15/2021	419,000
					538,005
	INSURANCE - 0.3%
100,000	AXA Equitable Holdings, Inc. #	4.3500		4/20/2028	97,122
25,000	CNO Financial Group, Inc.	5.2500		5/30/2025	25,500
85,000	Protective Life Corp. #	4.3000		9/30/2028	84,795
					207,417
	Internet - 0.6%
365,000	Zayo Group, LLC.	6.0000		4/1/2023	378,020

	IRON/STEEL - 0.1%
75,000	Commercial Metals Co. #	5.7500		4/15/2026	72,562

	LEISURE TIME - 0.1%
95,000	VOC Escrow Ltd. #	5.0000		2/15/2028	91,991

	LODGING - 0.0%
35,000	Wyndham Worldwide Corp.	4.5000		4/1/2027	33,611

	MACHINERY-CONSTRUCTION & MINING - 0.7%
475,000	BlueLine Rental Finance Corp. #	9.2500		3/15/2024	499,938

	MACHINERY-DIVERSIFIED - 1.4%
450,000	Cloud Crane LLC #	10.1250		8/1/2024	490,500
400,000	Xerium Technologies, Inc.	9.5000		8/15/2021	421,000
					911,500
	MEDIA - 1.9%
300,000	Altice Luxembourg SA #	7.7500		5/15/2022	290,250
500,000	AMC Networks, Inc.	4.7500		8/1/2025	483,750
200,000	Charter Communications Operating, 3 mo. LIBOR + 1.6500%	3.9858	*	2/1/2024	204,628
168,000	Lee Enterprises, Inc. #	9.5000		3/15/2022	175,441
40,000	Salem Media Group, Inc. #	6.7500		6/1/2024	35,800
75,031	Yellow Pages Digital & Media Solutions Ltd. #	10.0000		11/1/2022	59,411
					1,249,280
	METAL FABRICATE/HARDWARE - 0.0%
120,000	Constellation Enterprises LLC #(a)(b)	10.6250		2/1/2016	—

	MINING - 0.4%
35,000	Constellium NV #	5.8750		2/15/2026	34,388
202,000	Mountain Province Diamonds, Inc. #	8.0000		12/15/2022	206,798
					241,186
	MISCELLANEOUS MANUFACTURING - 0.3%
176,000	Techniplas LLC #	10.0000		5/1/2020	159,280

	OIL & GAS - 6.0%
450,000	Ascent Resources Utica Holdings LLC #	10.0000		4/1/2022	499,500
444,000	Canbriam Energy, Inc. #	9.7500		11/15/2019	446,220
100,000	Comstock Escrow Corp. #	9.7500		8/15/2026	97,875
744,000	Delphi Energy Corp. #	10.0000		7/15/2021	570,574
400,000	Denbury Resources, Inc. #	9.0000		5/15/2021	432,000
25,000	Denbury Resources, Inc. #	7.5000		2/15/2024	25,437
158,000	IGas Energy PLC	8.0000		6/30/2021	159,185
75,000	Newfield Exploration Co.	5.3750		1/1/2026	78,562
500,000	Oasis Petroleum, Inc.	6.8750		3/15/2022	510,000
300,000	PBF Holding Co., LLC.	7.0000		11/15/2023	315,000
269,875	PetroQuest Energy, Inc.	10.0000		2/15/2021	125,492

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2018

Principal		Coupon Rate (%)		Maturity Date		Value
	CORPORATE BONDS - 39.3% (Continued)
	OIL & GAS - 6.0% (Continued)
$188,000	Resolute Energy Corp.	8.5000		5/1/2020		$188,118
100,000	Shelf Drilling Holdings Ltd. #	8.2500		2/15/2025		102,875
105,000	Sunoco LP #	4.8750		1/15/2023		103,849
401,270	W&T Offshore, Inc. #	9.0000		5/15/2020		404,280
						4,058,967
	OIL & GAS SERVICES - 1.4%
95,000	Calfrac Holdings LP #	8.5000		6/15/2026		90,606
174,000	Era Group, Inc.	7.7500		12/15/2022		172,260
308,000	ION Geophysical Corp.	9.1250		12/15/2021		311,850
14,596	Polarcus Ltd. #	—		1/1/2025		10,217
338,000	Seitel, Inc.	9.5000		4/15/2019		337,578
						922,511
	PHARMACEUTICALS - 0.1%
20,000	Allergan Funding SCS	4.8500		6/15/2044		19,907
75,000	CVS Health Corp.	3.7000		3/9/2023		75,035
						94,942
	PIPELINES - 1.9%
300,000	American Midstream Partners LP #	8.5000		12/15/2021		297,750
105,000	Blue Racer Mid LLC. #	6.6250		7/15/2026		106,050
70,000	DCP Midstream Operating	5.3750		7/15/2025		71,925
60,000	Enable Midstream Partner	4.9500		5/15/2028		59,732
69,000	Genesis Energy LP	6.2500		5/15/2026		65,205
75,000	Genesis Energy LP	6.5000		10/1/2025		72,937
110,000	Kinder Morgan, Inc.	4.3000		3/1/2028		109,297
140,000	MPLX LP	4.5000		4/15/2038		130,824
215,000	Summit Midstream Partners LP, 3 mo. LIBOR + 7.4300%	9.5000	*	12/15/2022	^	215,537
90,000	Targa Resources Partners LP	5.1250		2/1/2025		90,675
70,000	Transcontinental Gas Pipe Line Co. LLC #	4.0000		3/15/2028		69,084
						1,289,016
	PRIVATE EQUITY - 0.5%
300,000	Icahn Enterprises LP	6.2500		2/1/2022		308,970

	REAL ESTATE - 0.7%
85,000	American Homes 4 Rent LP	4.2500		2/15/2028		82,548
272,000	Avison Young Canada, Inc. #	9.5000		12/15/2021		289,000
135,000	Kennedy-Wilson, Inc.	5.8750		4/1/2024		134,494
						506,042
	RETAIL - 1.1%
60,000	1011778 BC ULC / New Red Finance, Inc. #	5.0000		10/15/2025		58,200
361,000	Hot Topic, Inc. #	9.2500		6/15/2021		351,975
423,000	House of Fraser Funding PLC, 3 mo. LIBOR + 5.7500%	6.3770	*	9/15/2020		96,489
40,000	JC Penney Corp, Inc. #	8.6250		3/15/2025		29,800
163,000	Pizzaexpress Financing 2 PLC	6.6250		8/1/2021		189,713
						726,177
	SEMICONDUCTORS - 1.0%
657,000	MagnaChip Semiconductor Corp.	6.6250		7/15/2021		652,073

	SOVEREIGN - 0.9%
200,000	Mexico Government International Bond	3.7500		1/11/2028		190,550
260,000	Oman Government International Bond #	4.1250		1/17/2023		249,091
200,000	Saudi Government International Bond #	5.0000		4/17/2049		198,340
						637,981
	TELECOMMUNICATIONS - 4.0%
85,000	AT&T, Inc., 3 mo. LIBOR + 1.1800%	3.5143	*	6/12/2024		85,202
150,000	Avaya, Inc. #	7.0000		4/1/2019		—
65,000	Frontier Communications Corp. #	8.5000		4/1/2026		61,396
500,000	Frontier Communications Corp.	7.1250		3/15/2019		504,375
202,000	Gogo Intermediate Holdings, LLC. #	12.5000		7/1/2022		220,685
193,000	HC2 Holdings, Inc. #	11.0000		12/1/2019		195,895
197,279	Interactive/Friendfinder (a)(b)	14.0000		4/27/2025		157,190
536,000	Sorenson Communications LLC #	9.0000		10/31/2020		533,320
150,000	Sprint Communications, Inc.	6.0000		11/15/2022		152,203
350,000	Sprint Communications, Inc.	7.0000		8/15/2020		367,500
70,000	Sprint Corp.	7.6250		3/1/2026		73,686
130,000	T-Mobile USA, Inc.	4.7500		2/1/2028		122,596
65,000	Vodafone Group PLC	5.2500		5/30/2048		65,784
145,000	Windstream Services LLC #	8.6250		10/31/2025		135,938
53,000	Windstream Services LLC #	8.7500		12/15/2024		29,680
						2,705,450

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2018

Principal		Coupon Rate (%)		Maturity Date	Value
	CORPORATE BONDS - 39.3% (Continued)
	TEXTILES - 0.3%
$200,000	Grupo Kaltex SA de CV #	8.8750		4/11/2022	$156,502

	TRANSPORTATION - 2.6%
503,755	Bluewater Holding BV #	10.0000		12/10/2019	521,386
200,000	Euronav Luxembourg SA #	7.5000		5/31/2022	201,000
200,000	Global Ship Lease, Inc. #	9.8750		11/15/2022	202,000
328,000	XPO Logistics, Inc. #	6.5000		6/15/2022	340,044
500,000	XPO Logistics, Inc. #	6.1250		9/1/2023	516,875
					1,781,305

	TOTAL CORPORATE BONDS (Cost - $27,643,984)				26,501,048

	CONVERTIBLE BONDS - 4.0%
	ENERGY-ALTERNATIVE SOURCES - 0.8%
530,000	Clean Energy Fuels Corp. #	5.2500		10/1/2018	532,047

	FOREST PRODUCTS & PAPER - 0.2%
262,000	Fortress Global Enterprises, Inc.	7.0000		12/31/2019	183,297

	OIL & GAS - 0.2%
211,000	Zargon Oil & Gas Ltd.	8.0000		12/31/2019	118,530

	PHARMACEUTICALS - 0.6%
248,000	Teligent, Inc.	3.7500		12/15/2019	237,393
185,000	VIVUS, Inc. #	4.5000		5/1/2020	151,700
					389,093
	REITS - 0.6%
413,000	RAIT Financial Trust	4.0000		10/1/2033	399,784

	SOFTWARE - 0.7%
331,000	Avid Technilogy, Inc.	2.0000		6/15/2020	299,565
151,000	Inseego Corp.	5.5000		6/15/2022	150,530
					450,095
	TOYS/GAMES/HOBBIES - 0.3%
247,000	JAKKS Pacific, Inc. #	4.8750		6/1/2020	214,889

	TRANSPORTATION - 0.6%
413,000	Steel Connect, Inc.	5.2500		3/1/2019	409,447

	TOTAL CONVERTIBLE BONDS (Cost - $2,601,069)				2,697,182

Shares	PREFERRED STOCK - 4.9%
	BANKS - 2.0%
10,000	Bank of America Corp.	6.0000		Perpetual	262,500
16,000	Bank of America Corp.	6.6250		Perpetual	413,920
10,000	Citigroup, Inc.	6.3000		Perpetual	263,000
3,000	Goldman Sachs Group, Inc.	6.3000		Perpetual	80,250
11,996	JPMorgan Chase & Co.	6.1250		Perpetual	316,095
					1,335,765
	INSURANCE - 1.1%
12,800	Enstar Group, Ltd., 3 mo. LIBOR +4.0150%	7.0000	*	Perpetual	334,208
15,000	Metlife, Inc.	5.6250		Perpetual	381,150
					715,358
	PIPELINES - 1.3%
10,000	Enbridge, Inc., 3 mo. LIBOR + 3.5930%	6.3750	*	4/15/2078	256,300
15,000	Energy Transfer Partners LP, 3 mo. LIBOR + 4.5300%	7.3750	*	Perpetual	383,850
10,000	Energy Transfer Partners LP, 3 mo. LIBOR + 4.7380%	7.6250	*	Perpetual	262,500
					902,650
	PRIVATE EQUITY - 0.2%
2,800	Apollo Global Management LLC	6.3750		Perpetual	70,560
3,000	KKR & Co. LP	6.7500		Perpetual	80,610
					151,170
	REITS - 0.1%
3,025	SL Green Realty Corp.	6.5000		Perpetual	77,591

	TELECOMMUNICATIONS - 0.2%
4,725	United States Cellular Corp.	7.2500		12/1/2064	124,315

	TOTAL PREFERRED STOCK (Cost - $3,249,695)				3,306,849

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2018

Shares		Value
	COMMON STOCK - 2.9%
	BANKS - 0.1%
3,609	Coastway Bancorp, Inc.	$100,150

	CHEMICALS - 0.0%
1,849	A Schulman, Inc.	1,941

	COMMERCIAL SERVICES - 0.1%
7,818	eHi Car Services Ltd.	97,490

	COMPUTERS - 0.4%
11,876	Echelon Corp.	100,352
67,114	Radisys Corp.	106,711
1,680	Syntel, Inc.	68,443
		275,506
	DIVERSIFIED FINANCIAL SERVICES - 0.0%
1,989	PHH Corp.	21,581

	ENERGY - 0.1%
161	CE Star (a)(b) +	44,842

	FOOD - 0.1%
3,116	SUPERVALU, Inc.	100,616

	GAS - 0.1%
1,169	Vectren Corp.	83,233

	HEALTHCARE-SERVICES - 0.3%
2,252	Envision Healthcare Corp.	102,151
1,548	LifePoint Health, Inc.	99,691
		201,842
	INSURANCE - 0.2%
1,707	AmTrust Financial Services, Inc.	24,820
1,777	XL Group Ltd.	101,982
		126,802
	INTERNET - 0.0%
781	FriendFinder Networks, Inc. (a) +	—

	INTERNET - 0.5%
8	Real Alloy Parent, Inc. (a) (b) +	332,075

	OIL & GAS - 0.3%
11,099	Energy XXI Gulf Coast, Inc.	100,446
4,454	Harvest Oil & Gas Corp. +	78,074
146,785	Polarcus Ltd.	35,456
		213,976
	RETAIL - 0.3%
29,203,235	Nebraska Book Holdings, Inc. (a) (b) +	214,227

	SOFTWARE - 0.1%
2,271	CA, Inc.	99,470
30,702	RMG Networks Holding Corp.	38,070
		137,540

	TOTAL COMMON STOCK (Cost - $2,098,086)	1,951,821

	EXCHANGE TRADED FUNDS - 7.4%
	EQUITY FUND - 7.4%
78,586	Alerian MLP ETF	852,658
59,198	InfraCap MLP ETF	460,561
10,621	iShares 0-5 Year High Yield Corporate Bond ETF	499,293
3,001	ProShares UltraShort 20+ Year Treasury	108,546
67,500	ProShares UltraShort Russell2000	880,200
39,267	VanEck Vectors Emerging Markets High Yield Bond ETF	874,869
52,213	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	843,762
13,932	WisdomTree Emerging Markets Local Debt Fund	453,626
	TOTAL EXCHANGE TRADED FUNDS (Cost - $5,432,075)	4,973,515

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2018

Shares				Value
	MUTUAL FUNDS - 19.4%
	DEBT FUND - 19.4%
64,437	AlphaCentric Income Opportunities Fund, Class I			799,658
381,904	American Beacon Sound Point Floating Rate Income Fund, Class Y			3,929,794
499,800	James Alpha Structured Credit Value Portfolio - Class S ++			5,008,350
316,335	Semper MBS Total Return Fund, Institutional Class			3,365,815
	TOTAL MUTUAL FUNDS (Cost - $13,101,344)			13,103,617

	CLOSED END FUND - 0.5%
	EQUITY FUND - 0.5%
30,500	PIMCO Income Strategy Fund II
	TOTAL CLOSED END FUND (Cost - $319,916)			325,435

	SHORT-TERM INVESTMENTS - 7.5%
5,044,092	Dreyfus Institutional Preferred Government Money Market, Institutional Class, 1.87%
	TOTAL SHORT-TERM INVESTMENTS (Cost - $5,044,092)			5,044,092

Principal		Coupon Rate (%)	Maturity Date
	U.S. GOVERNMENT - 0.9%
	U.S. TREASURY BILLS - 0.9%
$100,000	United States Treasury Bill	—	1/24/2019	99,143
500,000	United States Treasury Note	2.8750	8/15/2028	501,025
	TOTAL U.S. GOVERNMENT (Cost - $599,696)			600,168

	TOTAL INVESTMENTS - 98.6% (Cost - $67,947,094)			$66,496,493

	OTHER ASSETS AND LIABILITIES - 1.4%			921,624

	NET ASSETS - 100.0%			$67,418,117

*	Floating or variable rate security; rate shown represents the rate on August, 31, 2018.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transaction exempt from registration to qualified institutional buyers. At August 31, 2018, these securities amounted to $17,444,879 or 25.88% of net assets.

+	Represents issuer in default on interest payments; non-income producing security.

^	Perpetual maturity date listed is next call date.

++	Affiliated investment

LLC - Limited Liability Company.

(a)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(b)	Security is illiquid; total illiquid securities represent $780,826 or 1.16% of net assets.

(c)	Variable or Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

	EXCHANGE TRADED FUND - 0.0%
$1	SPDR Bloomberg Barclays High Yield bond ETF
	TOTAL CLOSED END FUND (Cost - $36)			$36

	CORPORATE BONDS - (1.4)%
	COSMETICS/PERSONAL CARE - (0.2)%
250,000	Coty, Inc. #	6.5000	4/15/2026	188,625

	FOOD - (0.4)%
250,000	Kroger Co.	3.7000	8/1/2027	242,290

	RETAIL - (0.4)%
250,000	New Red Finance, Inc. #	5.0000	10/15/2025	242,500

	OIL & GAS- (0.4)%
250,000	Callon Pertroleum Co. #	6.3750	7/1/2026	257,188

	TOTAL CORPORATE BONDS (Cost - $917,805)			930,603

	U.S. GOVERNMENT - (0.8)%
	U.S. TREASURY BILLS - (0.8)%
280,000	United States Treasury Bill	2.8750	7/31/2025	281,284
250,000	United States Treasury Note	2.6250	7/15/2021	249,561
	TOTAL U.S. GOVERNMENT (Cost - $528,266)			530,845

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2018

Long (Short)					Unrealized
Contracts		Counter Party	Notional Value	Maturity	Gain / (Loss)
	OPEN LONG FUTURE CONTRACTS - (0.0)%
13	Ultra 10-Year US Treasury Note Futures	JP Morgan	$1,664,609	Dec-18	3,352
14	5-Year US Treasury Note Future	JP Morgan	1,587,578	Dec-18	1,422
	NET UNREALIZED GAIN FROM OPEN LONG CONTRACTS				4,774

	OPEN SHORT FUTURE CONTRACTS - (0.2)%
(27)	5 Year USD Deliverable Interest Rate Swap Futures	JP Morgan	$2,619,211	Sep-18	$(14,133)
(10)	10 Year USD Deliverable Interest Rate Swap Futures	JP Morgan	960,000	Sep-18	(11,999)
(11)	Euro-Bund Future	JP Morgan	2,057,745	Dec-18	(2,048)
(6)	US 10-Year Note Futures	JP Morgan	721,594	Dec-18	(1,266)
(6)	US Treasury Long Bond Futures	JP Morgan	865,313	Dec-18	(3,000)
	NET UNREALIZED LOSS FROM OPEN SHORT CONTRACTS				(32,446)
	NET UNREALIZED LOSS FROM OPEN FUTURES CONTRACTS				$(27,672)

	OPEN CREDIT DEFAULT SWAPS - (0.4)%

Notional	Upfront Premiums Paid			Expiration	Pay/Receive			Unrealized
Amount	(Received)	Reference Entity	Counterparty	Date	Fixed Rate ^	Fixed Rate	Value	Gain (Loss)
$3,600,000	$(252,820)	CDX HY CDSI S30 5Y (a)	JP Morgan	6/20/2023	Receive	5.00%	$(285,238)	$(32,418)
727,500	29,246	CDX EM CDSI S27 5Y (b)	JP Morgan	6/20/2022	Pay	1.00%	26,475	(2,771)
4,600,000	(70,232)	CDX IG SERIES 30 5Y (c)	JP Morgan	6/20/2023	Receive	1.00%	(90,909)	(20,677)
							$(349,672)	$(55,866)

(a)	Markit CDX NA High Yield Index High Yield Series 30 Index.

(b)	Markit CDX NA Emerging Market Series 27 Index.

(c)	Markit CDX NA Investment Grade Series 30 Index.

^	If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument. If the Fund is paying the fixed rate, the counterparty acts as guarantor of the variable instrument.

	Foreign Currency						Unrealized
Settlement	Units to					US Dollar	Appreciation/
Date	Receive/Deliver		Counterparty	In Exchange For		Value	(Depreciation)
To Buy:
9/7/2018	296,000	EUR	Bank of New York	$344,576	USD	$345,935	$(1,359)
9/18/2018	4,000	GBP	Bank of New York	$5,203	USD	$5,152	$51
9/18/2018	143,000	GBP	Bank of New York	$186,001	USD	$184,327	$1,674
To Sell:
9/7/2018	500,000	EUR	Bank of New York	$582,054	USD	$581,150	$(904)
9/7/2018	911,000	CAD	Bank of New York	$698,741	USD	$700,230	$1,489
9/18/2018	89,000	EUR	Bank of New York	$103,690	USD	$101,549	$(2,141)
9/18/2018	242,000	CAD	Bank of New York	$185,655	USD	$184,114	$(1,541)
9/18/2018	370,000	GBP	Bank of New York	$481,260	USD	$470,973	$(10,287)
9/24/2018	295,000	EUR	Bank of New York	$343,846	USD	$343,439	$(407)
9/24/2018	225,000	CAD	Bank of New York	$172,633	USD	$172,678	$45
	Total Unrealized:						$(13,380)

CAD - Canadian Dollar

EUR - Euro

GBP - Great British Pound

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MOMENTUM PORTFOLIO
August 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 97.3%
	EQUITY FUNDS - 97.3%
43,919	Invesco QQQ Trust Series 1	$8,197,481
9,861	iShares Core S&P Mid-Cap ETF	2,015,095
225,049	iShares Core S&P Small-Cap ETF	20,324,175
65,498	iShares MSCI France ETF	2,031,748
56,179	iShares MSCI India ETF	2,004,467
33,872	iShares Nasdaq Biotechnology ETF	4,138,820
35,303	iShares Russell 2000 ETF	6,108,125
48,464	SPDR S&P 500 ETF Trust	14,069,583
16,223	Vanguard Extended Market ETF	2,029,660
47,209	Vanguard Real Estate ETF	3,967,917
53,620	Vanguard Total Stock Market ETF	8,046,753
	TOTAL EXCHANGE TRADED FUNDS (Cost - $69,508,494)	72,933,824

	SHORT-TERM INVESTMENTS - 2.7%
2,041,880	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.87% ^	2,041,880
	(Cost - $2,041,880)

	TOTAL INVESTMENTS - 100.1% (Cost - $71,550,374)	$74,975,704

	OTHER ASSETS AND LIABILITIES - (0.1)%	(52,410)

	NET ASSETS - 100.0%	$74,923,294

^	Money Market Fund; interest rate reflects seven-day effective yield on November 31, 2018.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2018

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on loaned securities Note 4)	$15,968,591	$31,339,021	$10,215,818	$6,370,563	$12,058,023
Investments in securities, at value (including collateral on loaned securities Note 4)	$16,251,898	$41,664,243	$13,390,739	$7,717,282	$11,751,240
Receivable for securities sold	93,266	—	62,258	—	—
Receivable for fund shares sold	—	15,900	5,000	—	985
Interest and dividends receivable	12,085	37,508	13,100	8,651	31,916
Prepaid expenses and other assets	16,438	54,039	15,531	14,376	17,010
Total Assets	16,373,687	41,771,690	13,486,628	7,740,309	11,801,151

Liabilities:
Securities lending collateral (Note 4)	199,966	—	243,222	86,479	256,819
Payable for securities purchased	64,249	—	54,933	—	—
Payable for fund shares redeemed	1,099	1,295	736	87	77
Payable to manager	10,607	22,381	8,300	3,864	8,311
Administration fees payable	3,121	6,210	4,158	3,361	4,299
Custody fees payable	7,016	13,029	18,711	17,783	38,222
Trustee fees payable	737	1,595	517	528	100
Compliance officer fees payable	—	682	349	30	—
Payable for distribution (12b-1) fees	886	28,846	1,507	284	198
Accrued expenses and other liabilities	8,715	18,173	8,450	5,318	351
Total Liabilities	296,396	92,211	340,883	117,734	308,377

Net Assets	$16,077,291	$41,679,479	$13,145,745	$7,622,575	$11,492,774

Net Assets:
Par value of shares of beneficial interest	$7,130	$14,436	$10,106	$9,739	$11,248
Paid in capital	14,858,270	27,237,009	9,364,428	5,436,329	12,757,283
Undistributed net investment income (loss)	36,186	—	18,585	—	61,874
Accumulated net realized gain (loss) on investments	892,398	4,102,812	577,705	829,788	(1,030,805)
Net unrealized appreciation (depreciation) on investments	283,307	10,325,222	3,174,921	1,346,719	(306,826)
Net Assets	$16,077,291	$41,679,479	$13,145,745	$7,622,575	$11,492,774

Net Asset Value Per Share
Class I
Net Assets	$14,929,835	$29,936,486	$10,224,333	$7,331,203	$11,023,660
Shares of beneficial interest outstanding	655,293	946,962	758,748	904,707	1,077,562
Net asset value/offering price per share (a)	$22.78	$31.61	$13.48	$8.10	$10.23

Class A
Net Assets	$497,744	$1,782,579	$2,249,756	$49,592	$348,751
Shares of beneficial interest outstanding	22,763	60,338	185,673	6,619	34,112
Net asset value (a)	$21.87	$29.54	$12.12	$7.49	$10.22
Offering price per share (maximum sales charge of 5.75%)	$23.20	$31.34	$12.86	$7.95	$10.84

Class C
Net Assets	$649,712	$9,960,414	$671,656	$241,780	$120,363
Shares of beneficial interest outstanding	34,906	436,284	66,149	62,592	13,170
Net asset value/offering price per share (b)	$18.61	$22.83	$10.15	$3.86	$9.14

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2018

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments in securities, at cost (including collateral on loaned securities Note 4)	$13,729,777	$26,251,879	$1,957,688	$1,018,011	$4,994,686
Investments in securities, at value (including collateral on loaned securities Note 4)	$17,957,784	$58,350,702	$2,294,809	$1,589,917	$4,973,007
Receivable for securities sold	14,031	549,832	—	—	400,000
Receivable for fund shares sold	1,000	700	700	—	—
Interest and dividends receivable	35,519	52,965	7,477	2,678	10,455
Prepaid expenses and other assets	25,322	62,390	12,131	11,886	13,041
Total Assets	18,033,656	59,016,589	2,315,117	1,604,481	5,396,503

Liabilities:
Securities lending collateral (Note 4)	477,349	—	—	—	—
Payable for securities purchased	—	265,819	—	—	—
Payable for fund shares redeemed	19,833	62,625	5	8	487
Payable to manager	18,399	61,086	3,462	1,819	2,575
Administration fees payable	3,767	8,880	1,332	5,146	2,098
Custody fees payable	7,368	10,038	7,782	2,778	4,681
Trustee fees payable	1,576	2,260	140	88	579
Compliance officer fees payable	530	808	—	—	192
Payable for distribution (12b-1) fees	6,223	16,418	209	102	—
Accrued expenses and other liabilities	10,893	26,646	3,069	2,643	5,056
Total Liabilities	545,938	454,580	15,999	12,584	15,668

Net Assets	$17,487,718	$58,562,009	$2,299, 118	$1,591,897	$5,380,835

Net Assets:
Par value of shares of beneficial interest	$6,829	$25,852	$1,635	$1,343	$5,779
Paid in capital	10,576,675	24,658,884	2,744,564	1,061,304	5,402,908
Undistributed net investment income (loss)	(29,920)	(274,784)	(10,373)	—	25,822
Accumulated net realized gain (loss) on investments	2,706,127	2,053,234	(773,832)	(42,656)	(31,995)
Net unrealized appreciation (depreciation) on investments	4,228,007	32,098,823	337,124	571,906	(21,679)
Net Assets	$17,487,718	$58,562,009	$2,299,118	$1,591,897	$5,380,835

Net Asset Value Per Share
Class I
Net Assets	$9,435,538	$29,894,234	$1,782,499	$1,411,283	$4,935,424
Shares of beneficial interest outstanding	343,027	1,202,495	123,448	117,442	530,031
Net asset value/offering price per share (a)	$27.51	$24.86	$14.44	$12.02	$9.31

Class A
Net Assets	$5,866,452	$17,671,408	$460,382	$112,620	$80,379
Shares of beneficial interest outstanding	234,267	783,101	34,852	10,033	8,642
Net asset value (a)	$25.04	$22.57	$13.21	$11.22	$9.30
Offering price per share (maximum sales charge of 5.75%)	$26.57	$23.95	$14.02	$11.90	$9.87

Class C
Net Assets	$2,185,728	$10,996,367	$56,237	$67,994	$365,032
Shares of beneficial interest outstanding	105,602	599,623	5,178	6,874	39,186
Net asset value/offering price per share (b)	$20.70	$18.34	$10.86	$9.89	$9.32

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2018

			Aggressive		Conservative		Moderate
	Municipal	U.S. Government	Balanced		Balanced		Balanced
	Bond	Money Market	Allocation		Allocation		Allocation
	Portfolio	Portfolio	Portfolio		Portfolio		Portfolio
Assets:
Investments in Affiliates, at cost	$—	$—	$192,863		$275,420		$181,557
Investments in securities, at cost	786,391	8,657,000	386,540		637,889		409,516
Total Investments, at cost	$786,391	$8,657,000	$579,403		$913,309		$591,073
Investments Affiliates, at value	$—	$—	$211,549		$293,882		$196,458
Investments in securities, at value	785,698	8,657,000	388,419		640,096		409,198
Total Investments, at value	$785,698	$8,657,000	$599,968		$933,978		$605,656
Cash	—	262	—		—		—
Receivable for fund shares sold	340	3,966	—		—		—
Interest and dividends receivable	888	469	102		390		142
Receivable from manager	4,831	—	3,074		945		1,380
Prepaid expenses and other assets	9,840	27,608	5,999		3,639		1,138
Total Assets	801,597	8,689,305	609,143		938,952		608,316

Liabilities:
Payable for securities purchased	839	—	—		—		18,400
Payable for fund shares redeemed	600	44,364	—		—		—
Payable to manager	—	3,514	—		—		—
Administration fees payable	651	1,073	55		205		57
Custody fees payable	1,205	6,985	1,202		1,204		1,204
Trustee fees payable	74	107	11		10		10
Compliance officer fees payable	91	261	30		31		31
Payable for distribution (12b-1) fees	—	232	—		—		—
Distributions payable	—	3,617	—		—		—
Accrued expenses and other liabilities	2,301	6,104	404		362		393
Total Liabilities	5,761	66,257	1,702		1,812		20,095

Net Assets	$795,836	$8,623,048	$607,441		$937,140		$588,221

Net Assets:
Par value of shares of beneficial interest	$889	$86,396	$582		$907		$564
Paid in capital	816,988	8,535,856	583,768		912,660		570,801
Undistributed net investment income (loss)	—	796	2,193		2,747		2,017
Accumulated net realized gain (loss) on investments, short sales, options, swaps and foreign currency transactions	(21,348)	—	333		157		256
Net unrealized depreciation on investments, short sales, swaps and foreign currency transactions	(693)	—	20,565		20,669		14,583
Net Assets	$795,836	$8,623,048	$607,441		$937,140		$588,221

Net Asset Value Per Share
Class I
Net Assets	$589,069	$7,655,946	$607,421		$937,120		$588,201
Shares of beneficial interest outstanding	65,785	7,673,040	58,242		90,684		56,396
Net asset value/offering price per share (a)	$8.95	$1.00	$10.43		$10.33		$10.43

Class A
Net Assets	$672	$459,567	$10		$10		$10
Shares of beneficial interest outstanding	76	459,538	1		1		1
Net asset value (a)	$8.90 (c)	$1.00	$10.43	(c)	$10.33	(c)	$10.43	(c)
Offering price per share (maximum sales charge of 5.75%)	$9.44	$1.06	$11.07		$10.96		$11.07

Class C
Net Assets	$206,095	$507,535	$10		$10		$10
Shares of beneficial interest outstanding	23,021	507,024	1		1		1
Net asset value/offering price per share (b)	$8.95	$1.00	$10.43	(c)	$10.33	(c)	$10.43	(c)

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(c)	Does not recalculate due to rounding.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2018

	Moderately		Moderately			James Alpha	James Alpha
	Aggressive Balanced		Conservative		James Alpha	Global Real Estate	Multi Strategy
	Allocation		Balanced Allocation		Macro	Investments	Alternative Income
	Portfolio		Portfolio		Portfolio	Portfolio	Portfolio
					(Consolidated)
Assets:
Investments in Affiliates, at cost	$133,441		$246,025		$—	$—	$—
Investments in Unaffilated securities, at cost	254,074		473,928		11,558,974	901,481,593	17,723,522
Total Investments, at cost	$387,515		$719,953		$11,558,974	$901,481,593	$17,723,522
Investments Affiliates, at value	$143,715		$264,947		$—	$—
Investments in Unaffiated securities, at value	252,426		474,130		11,392,568	819,051,051	18,851,004
Total Investments, at value	$396,141		$739,077		$11,392,568	$819,051,051	$18,851,004
Cash	—		—		106,777	—	4
Foreign Cash (Cost $0, $0, $0, $651,925, $125,951)	—		—		—	2,356,168	126,672
Deposit at Broker	—		—		1,163,000	—	126,280
Unrealized appreciation on forward currency exchange contracts	—		—		401	—	4,292
Receivable for securities sold	—		—		9,067	5,436,511	44,473
Receivable for fund shares sold	—		—		8,864	1,566,964	—
Interest and dividends receivable	66		173		4,181	2,138,592	54,498
Receivable from manager	1,413		1,003		—	—	—
Prepaid expenses and other assets	672		4,044		32,467	105,041	23,264
Total Assets	398,292		744,297		12,717,325	830,654,327	19,230,487

Liabilities:
Options written (premiums received $0, $0, $0, $546)	—		—		—	—	140
Due to Broker			—		—	—	238,833
Securities sold short (Cost $0, $0, $0, $0, $2,576,968)	—		—		—	—	3,215,912
Foreign Cash Overdraft (cost $ 20,369)	—		—		20,424	—	—
Payable for securities purchased	—		—		—	24,635,545	117,792
Payable for fund shares redeemed	—		—		3,819	367,252	4
Payable to manager	—		—		331	510,484	11,322
Unrealized depreciation on forward currency
exchange contracts	—		—		9,459	337	—
Unrealized depreciation on swaps	—		—		104,283	—	—
Supervisory fee payable	—		—		2,390	45,621	1,414
Administration fees payable	45		87		2,413	88,706	1,344
Custody fees payable	1,204		1,192		12,847	93,120	43,842
Trustee fees payable	11		3		766	22,623	1,024
Compliance officer fees payable	31		12		39	—	180
Payable for distribution (12b-1) fees	—		—		978	105,107	242
Dividend Payable	—		—		—	—	2,426
Accrued expenses and other liabilities	380		368		7,998	168,127	8,623
Total Liabilities	1,671		1,662		165,747	26,036,922	3,643,098

Net Assets	$396,621		$742,635		$12,551,578	$804,617,405	$15,587,389

Net Assets:
Par value of shares of beneficial interest	$383		$725		$13,759	$419,726	$16,188
Paid in capital	386,383		720,581		15,012,411	852,083,360	15,058,448
Undistributed net investment loss	1,229		2,205		89,733	757,230	77,348
Accumulated net realized gain on investments, options purchased and options written	—		—		(2,284,527)	33,815,738	(54,228)
Net unrealized depreciation on investments, short sales, futures contracts, swaps and foreign currency transactions	8,626		19,124		(279,798)	(82,458,649)	489,633
Net Assets	$396,621		$742,635		$12,551,578	$804,617,405	$15,587,389

Net Asset Value Per Share
Class I
Net Assets	$396,601		$742,615		$6,848,436	$591,437,070	$12,033,713
Shares of beneficial interest outstanding	38,311		72,464		748,825	30,664,371	1,250,512
Net asset value/offering price per share (a)	$10.35		$10.25		$9.15	$19.29	$9.62

Class A
Net Assets	$10		$10		$326,720	$109,634,173	$77,570
Shares of beneficial interest outstanding	1		1		35,814	5,854,079	8,085
Net asset value (a)	$10.35	(c)	$10.25	(c)	$9.12	$18.73	$9.59
Offering price per share (maximum sales charge of 5.75%)	$10.98		$10.88		$9.68	$19.87	$10.18

Class C
Net Assets	$10		$10		$740,403	$82,262,391	$269,874
Shares of beneficial interest outstanding	1		1		85,059	4,354,448	28,662
Net asset value/offering price per share (b)	$10.35	(c)	$10.25	(c)	$8.70	$18.89	$9.42

Class S
Net Assets	N/A		N/A		$4,636,019	$21,283,771	$3,206,232
Shares of beneficial interest outstanding	N/A		N/A		506,187	1,099,682	331,502
Net asset value/offering price per share (a)	N/A		N/A		$9.16	$19.35	$9.67

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(c)	May not calculate due to rounding

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2018

	James Alpha	James Alpha	James Alpha
	Managed Risk	Managed Risk	Hedged
	Domestic Equity	Emerging Markets	High Income	James Alpha
	Portfolio	Equity Portfolio	Portfolio	Momentum Portfolio
Assets:
Investments in Affiliates, at cost	$—	$—	$5,000,000	$—
Investments in Unaffilated securities, at cost	23,534,579	6,640,029	62,947,094	71,550,374
Total Investments, at cost	$23,534,579	$6,640,029	$67,947,094	$71,550,374
Investments Affiliates, at value	$—	$—	$5,008,350	$—
Investments in Unaffiated securities, at value	24,832,341	6,561,284	61,488,143	74,975,704
Total Investments, at value	24,832,341	6,561,284	66,496,493	74,975,704
Cash	64,964	24,474	—	—
Foreign Cash (Cost $0, $0, $235,837)	—	—	235,041	—
Deposit at Broker	401,704	1,724,828	2,157,333	—
Receivable for securities sold	—	65,077	40,497	—
Premiums paid on open swap contracts	—	—	29,246	—
Receivable on open swap contracts	251,942	—	—	—
Receivable for fund shares sold	84,890	8,267	84,046	23,040
Interest and dividends receivable	5,352	1,778	612,833	2,256
Prepaid expenses and other assets	32,320	34,664	44,961	10,830
Total Assets	25,673,513	8,420,372	69,700,450	75,011,830

Liabilities:
Options written (permiums received (Cost $306,692, $86,252, $0, $0)	318,315	95,050	—	—
Due to Custodian	—	—	156	—
Securities sold short (Cost $0, $0, $1,446,107, $0)	—	—	1,461,484	—
Payable for securities purchased	—	52,783	316,102	—
Payable for fund shares redeemed	10,493	30,539	26,890	—
Payable to manager	17,371	5,072	44,659	55,828
Foreign exchange contracts	—	—	13,380	—
Variation margin payable	—	—	3,918	—
Payable on open swap contracts	—	151,757	—
Premium received on open swap contract	—	—	323,052	—
Unrealized depreciation on swaps	—	—	55,866	—
Supervisory fee payable	1,467	1,073	3,179	4,664
Administration fees payable	2,651	866	4,255	9,053
Custody fees payable	744	2,623	7,270	710
Trustee fees payable	298	712	1,705	621
Compliance officer fees payable	—	76	—	218
Payable for distribution (12b-1) fees	375	106	3,596	—
Interest Payable	—	—	16,138	—
Accrued expenses and other liabilities	5,256	4,566	683	17,442
Total Liabilities	356,970	345,223	2,282,333	88,536

Net Assets	$25,316,543	$8,075,149	$67,418,117	$74,923,294

Net Assets:
Par value of shares of beneficial interest	$23,141	$8,449	$72,458	$72,024
Paid in capital	23,966,085	7,697,064	70,316,179	71,713,117
Undistributed net investment gain (loss)	690,320	(340,941)	118,085	164,805
Accumulated net realized gain (loss) on investments, options purchased and options written	(649,142)	798,120	(1,524,423)	(451,982)
Net unrealized appreciation (depreciation) on investments, short sales, futures contracts, swaps and foreign currency transactions	1,286,139	(87,543)	(1,564,182)	3,425,330
Net Assets	$25,316,543	$8,075,149	$67,418,117	$74,923,294

Net Asset Value Per Share
Class I
Net Assets	$3,742,033	$5,431,944	$24,646,615	$74,923,264
Shares of beneficial interest outstanding	343,454	568,484	2,659,062	7,202,372
Net asset value/offering price per share (a)	$10.90	$9.56	$9.27	$10.40

Class A
Net Assets	$230,440	$135,853	$2,931,044	$10
Shares of beneficial interest outstanding	21,342	14,340	316,794	1
Net asset value (a)	$10.80	$9.47	$9.25	$10.41	(c)
Offering price per share (maximum sales charge of 5.75%)	$11.46	$10.05	$9.81	$11.05

Class C
Net Assets	$321,571	$116,263	$824,425	$10
Shares of beneficial interest outstanding	30,178	12,435	89,047	1
Net asset value/offering price per share (b)	$10.66	$9.35	$9.26	$10.41	(c)

Class S
Net Assets	$21,022,499	$2,391,089	$39,016,033	$10
Shares of beneficial interest outstanding	1,919,170	249,617	4,180,945	1
Net asset value/offering price per share (a)	$10.95	$9.58	$9.33	$10.41	(c)

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(c)	May not calculate due to rounding

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2018

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$275,088	$436,161	$240,712	$89,750	$225,059
Interest income	4,365	4,308	3,357	2,107	3,738
Interest income from Affiliates	983	1,395	572	750	256
Securities lending income - net	4,066	2,673	1,722	8,705	634
Less: Foreign withholding taxes	(5,530)	—	(85)	—	(29,791)
Total Investment Income	278,972	444,537	246,278	101,312	199,896

Operating Expenses:
Management fees	108,841	253,485	100,074	48,902	51,547
Distribution (12b-1) fees
Class A Shares	1,841	6,366	9,039	194	164
Class C Shares	6,948	94,554	8,866	2,286	1,368
Administration fees	31,501	70,130	27,957	12,907	22,442
Registration fees	27,968	39,191	21,925	19,005	24,178
Professional fees	10,445	31,675	9,112	2,934	1,710
Custodian fees	9,747	17,915	20,156	23,108	45,285
Trustees’ fees	2,821	6,423	2,171	1,444	954
Compliance officer fees	4,425	9,485	3,377	1,831	1,204
Printing and postage expense	6,100	8,012	5,696	4,867	7,005
Insurance expense	725	1,180	424	229	150
Shareholder servicing fees	1,169	7,216	2,219	251	1,208
Miscellaneous expenses	258	800	808	808	2,595
Total Operating Expenses	212,789	546,432	211,824	118,766	159,810
Less: Expenses waived and/or reimbursed	—	—	—	—	(26,037)
Net Operating Expenses	212,789	546,432	211,824	118,766	133,773

Net Investment Income (Loss)	66,183	(101,895)	34,454	(17,454)	66,123

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from:
Investments and Foreign currency transactions	979,118	6,637,789	1,025,116	1,008,874	319,531
Net realized gain	979,118	6,637,789	1,025,116	1,008,874	319,531

Net change in unrealized appreciation (depreciation) on Investments and Foreign currency translations	(472,612)	4,024,032	575,715	473,582	(746,362)
Net Realized and Unrealized Gain on investments	506,506	10,661,821	1,600,831	1,482,456	(426,831)

Net Increase in Net Assets Resulting From Operations	$572,689	$10,559,926	$1,635,285	$1,465,002	$(360,708)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2018

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$304,122	$648,895	$55,974	$33,672	$54,304
Interest income	4,294	11,457	410	283	74,360
Interest income from Affiliates	1,308	2,987	98	118	597
Securities lending income - net	1,798	4,552	—	—	271
Less: Foreign withholding taxes	(6,830)	—	(3,439)	21	—
Total Investment Income	304,692	667,891	53,043	34,094	129,532

Operating Expenses:
Management fees	224,300	671,380	26,871	24,887	33,830
Distribution (12b-1) fees
Class A Shares	24,238	66,177	1,844	464	372
Class C Shares	23,680	94,911	621	690	3,671
Administration fees	33,914	98,166	7,263	6,836	15,162
Registration fees	33,942	40,796	21,348	19,301	19,987
Professional fees	12,037	38,196	1,217	1,079	2,779
Custodian fees	9,091	15,185	11,900	10,012	5,818
Trustees’ fees	3,777	9,036	400	225	1,338
Compliance officer fees	4,770	12,836	508	707	1,670
Printing and postage expense	9,996	20,231	3,614	3,265	13,195
Insurance expense	601	1,575	63	64	213
Shareholder servicing fees	9,052	32,359	778	462	—
Miscellaneous expenses	308	1,598	1,595	1,302	765
Total Operating Expenses	389,706	1,102,446	78,022	69,294	98,800
Less: Expenses waived	—	—	(11,040)	(8,438)	(21,839)
Net Operating Expenses	389,706	1,102,446	66,982	60,856	76,961

Net Investment Income (Loss)	(85,014)	(434,555)	(13,939)	(26,762)	52,571

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	2,806,972	2,195,013	225,926	303,388	(31,995)
Net realized gain (loss)	2,806,972	2,195,013	225,926	303,388	(31,995)

Net change in unrealized appreciation (depreciation) on Investments and Foreign currency transactions	(1,337,394)	11,901,188	143,912	(21,278)	(108,403)
Net Realized and Unrealized Gain (Loss) on Investments	1,469,578	14,096,201	369,838	282,110	(140,398)

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,384,564	$13,661,646	$355,899	$255,348	$(87,827)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year or Period Ended August 31, 2018

			Aggressive	Conservative	Moderate
	Municipal	U.S. Government	Balanced	Balanced	Balanced
	Bond	Money Market	Allocation	Allocation	Allocation
	Portfolio	Portfolio	Portfolio [1]	Portfolio [1]	Portfolio [1]
Investment Income:
Dividend income	$5,600	$—	$2,689	$2,698	$2,177
Interest income	9,580	143,038	696	1,664	847
Total Investment Income	15,180	143,038	3,385	4,362	3,024

Operating Expenses:
Management fees	4,472	46,874	3,064	2,943	2,417
Distribution (12b-1) fees
Class A Shares	4	1,855	—	—	—
Class C Shares	2,154	5,776	—	—	—
Administration fees	4,652	11,794	1,470	1,448	1,370
Registration fees	16,118	24,676	1,867	17	67
Professional fees	356	6,394	385	428	344
Custodian fees	1,703	10,270	1,202	1,204	1,204
Trustees’ fees	172	683	53	50	46
Compliance officer fees	217	2,603	79	58	68
Printing and postage expense	1,145	9,407	1,057	1,061	1,061
Insurance expense	28	330	8	7	8
Shareholder servicing fees	162	337	8	8	8
Miscellaneous expenses	1,800	1,603	1,361	1,366	1,366
Total Operating Expenses	32,983	122,602	10,554	8,590	7,959
Less: Expenses waived and/or reimbursed	(21,167)	(7,716)	(9,362)	(6,975)	(6,952)
Net Operating Expenses	11,816	114,886	1,192	1,615	1,007

Net Investment Income (Loss)	3,364	28,152	2,193	2,747	2,017

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(14,217)	—	333	157	256
Net realized gain (loss)	(14,217)	—	333	157	256

Net change in unrealized appreciation (depreciation) on:
Investments	(12,131)	—	20,565	20,669	14,583
Net change in unrealized appreciation (depreciation)	(12,131)	—	20,565	20,669	14,583
Net Realized and Unrealized Gain (Loss) on Investments	(26,348)	—	20,898	20,826	14,839

Net Increase (Decrease) in Net Assets Resulting From Operations	$(22,984)	$28,152	$23,091	$23,573	$16,856

[1]	The Funds commenced operations on December 29, 2017.

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF OPERATIONS
For the Year or Period Ended August 31, 2018

	Moderately	Moderately		James Alpha	James Alpha
	Aggressive Balanced	Conservative	James Alpha	Global Real Estate	Multi Strategy
	Allocation	Balanced Allocation	Macro	Investments	Alternative Income
	Portfolio [1]	Portfolio [1]	Portfolio	Portfolio	Portfolio
			(Consolidated)
Investment Income:
Dividend income	$1,506	$2,629	$205,685	$20,668,869	$459,064
Interest income	492	1,150	26,854	88,679	66,900
Interest income from Affiliates	—	—	13,649	11,756	6,194
Less: Foreign withholding taxes	—	—	(2,195)	(649,492)	(4,731)
Total Investment Income	1,998	3,779	243,993	20,119,812	527,427

Operating Expenses:
Management fees	2,124	3,402	125,605	5,397,300	296,366
Supervisory fees	—	—	15,005	460,719	15,002
Distribution (12b-1) fees
Class A Shares	—	—	1,072	245,796	210
Class C Shares	—	—	7,948	759,534	2,925
Administration fees	1,296	1,456	24,053	1,051,897	36,083
Registration fees	67	57	41,178	65,041	17,297
Professional fees	303	405	13,283	420,927	12,292
Custodian fees	1,204	1,192	24,293	175,051	76,869
Trustees’ fees	44	50	2,053	95,099	2,855
Compliance officer fees	66	73	2,607	127,820	3,637
Printing and postage expense	1,061	1,035	8,827	114,843	14,186
Insurance expense	6	8	322	15,523	444
Shareholder servicing fees	8	8	3,683	306,856	2,154
Dividend Expense	—	—	—	—	40,294
Interest Expense	—	—	7,000	7,333	93,376
Miscellaneous expenses	1,366	1,334	3,000	13,799	3,000
Total Operating Expenses	7,545	9,020	279,929	9,257,538	616,990
Less: Expenses waived and/or reimbursed	(6,776)	(7,446)	(122,432)	(815,329)	(118,676)
Net Operating Expenses	769	1,574	157,497	8,442,209	498,314

Net Investment Income (loss)	1,229	2,205	86,496	11,677,603	29,113

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from:
Investments and Foreign currency transactions	—	—	(24,152)	62,725,959	187,081
Securities sold short	—	—	—	—	(280,748)
Options purchased	—	—	—	—	(2,597)
Options written	—	—	—	—	1,531
Swaps	—	—	9,067	—	—
Net realized gain	—	—	(15,085)	62,725,959	(94,733)

Net change in unrealized appreciation (depreciation) on:
Investments and Foreign Currency Transactions	8,626	19,124	(47,119)	(19,963,912)	2,075,978
Options purchased	—	—	—	—	1,286
Options written	—	—	—	—	308
Securities sold short	—	—	—	—	(221,077)
Swaps	—	—	(58,376)	—	—
Net change in unrealized (depreciation)	8,626	19,124	(105,495)	(19,963,912)	1,856,495
Net Realized and Unrealized (Loss) on investments	8,626	19,124	(120,580)	42,762,047	1,761,762

Net Decrease in Net Assets Resulting From Operations	$9,855	$21,329	$(34,084)	$54,439,650	$1,790,875

[1]	The Funds commenced operations on December 29, 2017.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2018

	James Alpha	James Alpha	James Alpha	James
	Managed Risk	Managed Risk	Hedged	Alpha
	Domestic Equity	Emerging Markets	High Income	Momentum
	Portfolio	Equity Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$225,166	$154,824	$686,759	$586,742
Interest income	20,029	15,888	2,213,336	3,839
Interest income from Affiliates	3,728	3,519	12,529	—
Total Investment Income	248,923	174,231	2,912,624	590,581

Operating Expenses:
Management fees	191,867	103,698	779,496	314,349
Supervisory fees	13,127	15,002	33,899	10,112
Distribution (12b-1) fees
Class A Shares	645	356	4,777	—
Class C Shares	3,307	1,278	7,100	—
Administration fees	27,370	17,363	131,954	93,785
Registration fees	30,497	30,391	27,527	30
Professional fees	10,946	6,142	33,279	18,655
Custodian fees	1,892	4,600	12,462	959
Trustees’ fees	2,239	1,743	7,482	2,248
Compliance officer fees	2,372	2,192	2,541	3,336
Printing and postage expense	6,791	6,735	19,374	11,151
Insurance expense	239	283	736	—
Shareholder servicing fees	16,145	2,929	25,949	575
Dividend Expense	43,734	—	807	—
Interest Expense	8,522	12,804	60,868	—
Miscellaneous expenses	2,992	2,916	2,967	2,075
Total Operating Expenses	362,685	208,432	1,151,218	457,275
Less: Expenses waived	(68,373)	(24,787)	(312,288)	(14,078)
Plus:Recapture	2,571	—	—	—
Net Operating Expenses	296,883	183,645	838,930	443,197

Net Investment Income (loss)	(47,960)	(9,414)	2,073,694	147,384

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	1,241,790	2,038,007	(58,091)	(2,077,374)
Options purchased	(2,025,630)	(1,436,144)	—	—
Options written	355,856	966,383	—	—
Swaps	862,560	(66,235)	(129,538)	—
Securities sold short	—	—	2,908	—
Futures	—	—	33,576	—
Net realized gain (loss)	434,576	1,502,011	(151,145)	(2,077,374)

Net change in unrealized appreciation (depreciation) on:
Investments	908,446	(1,527,730)	(1,084,940)	2,443,513
Options purchased	(25,608)	195,204	—	—
Options written	(19,382)	12,633	—	—
Swaps	(2,769)	(76,584)	(37,393)	—
Futures contracts	—	—	(13,297)	—
Net change in unrealized appreciation (depreciation)	860,687	(1,396,477)	(1,135,630)	2,443,513
Net Realized and Unrealized Gain (Loss) on investments	1,295,263	105,534	(1,286,775)	366,139

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,247,303	$96,120	$786,919	$513,523

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Capitalization
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017

Operations:
Net investment income (loss)	$66,183	$46,358	$(101,895)	$(103,049)	$34,454	$38,315
Net realized gain (loss) on investments	979,118	1,207,109	6,637,789	1,929,606	1,025,116	1,045,125
Net change in unrealized appreciation (depreciation) on investments	(472,612)	1,241,013	4,024,032	3,974,504	575,715	(198,378)
Net increase (decrease) in net assets resulting from operations	572,689	2,494,480	10,559,926	5,801,061	1,635,285	885,062

Distributions to Shareholders:
Net Realized Gains:
Class I	(531,917)	—	(1,568,793)	(5,130,642)	(725,043)	(778,732)
Class A	(15,297)	—	(90,938)	(382,681)	(171,151)	(175,627)
Class C	(26,716)	—	(690,528)	(2,058,733)	(88,168)	(97,191)
Net Investment Income:
Class I	(1,090)	—	—	(266,882)	(47,488)	—
Class A	—	—	—	(11,322)	(1,979)	—
Class C	—	—	—	(55,566)	—	—
Return of Capital
Class I	(692,475)	—	—	—	—	—
Class A	(19,914)	—	—	—	—	—
Class C	(34,781)	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(1,322,190)	—	(2,350,259)	(7,905,826)	(1,033,829)	(1,051,550)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	657,673	1,740,100	2,081,183	3,106,071	793,431	1,004,807
Class A	78,016	130,653	408,544	355,258	99,845	80,902
Class C	127,201	48,644	347,918	5,415,819	31,365	101,865
Reinvestment of dividends and distributions
Class I	1,163,147	—	1,445,933	4,975,627	742,521	755,023
Class A	11,082	—	87,187	348,072	164,550	167,462
Class C	61,497	—	676,227	2,076,801	80,742	86,901
Redemption fee proceeds
Class I	—	60	—	910	6	—
Class A	—	2	—	64	1	—
Class C	—	3	—	270	—	—
Cost of shares redeemed
Class I	(3,453,022)	(5,275,729)	(6,564,557)	(11,146,518)	(2,106,317)	(3,260,837)
Class A	(107,333)	(99,994)	(773,104)	(1,100,858)	(398,452)	(301,300)
Class C	(220,799)	(721,656)	(1,705,767)	(2,112,478)	(446,059)	(319,590)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,682,538)	(4,177,917)	(3,996,436)	1,919,038	(1,038,367)	(1,684,767)

Total Increase (Decrease) in Net Assets	(2,432,039)	(1,683,437)	4,213,231	(185,727)	(436,911)	(1,851,255)

Net Assets:
Beginning of year	18,509,330	20,192,767	37,466,248	37,651,975	13,582,656	15,433,911
End of year*	$16,077,291	$18,509,330	$41,679,479	$37,466,248	$13,145,745	$13,582,656
* Includes undistributed net investment income (loss) at end of year	$36,186	$3,888	$—	$(65,043)	$18,585	$1,929

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017

Operations:
Net investment income (loss)	$(17,454)	$(64,868)	$66,123	$(2,396)	$(85,014)	$(115,899)
Net realized gain (loss) on investments and foreign currency transactions	1,008,874	1,013,934	319,531	30,996	2,806,972	2,850,413
Net change in unrealized appreciation (depreciation) on investments foreign currency transactions	473,582	226,457	(746,362)	565,652	(1,337,394)	(1,974,166)
Net increase (decrease) in net assets resulting from operations	1,465,002	1,175,523	(360,708)	594,252	1,384,564	760,348

Distributions to Shareholders:
Net Realized Gains:
Class I	—	—	—	—	(1,398,214)	(1,140,597)
Class A	—	—	—	—	(967,665)	(782,230)
Class C	—	—	—	—	(461,948)	(303,920)
Net Investment Income:
Class I	—	—	(1,388)	(29,059)	—	—
Class A	—	—	—	(3)	—	—
Total Dividends and Distributions to Shareholders	—	—	(1,388)	(29,062)	(2,827,827)	(2,226,747)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	395,127	633,510	7,614,628	276,580	554,569	594,866
Class A	7,976	50,667	325,904	33,006	57,498	401,936
Class C	18,672	14,543	9,336	19,275	101,408	440,712
Reinvestment of dividends and distributions
Class I	—	—	1,317	27,739	1,315,771	1,087,308
Class A	—	—	—	3	900,521	723,361
Class C	—	—	—	—	448,355	290,272
Redemption fee proceeds
Class I	—	—	—	—	1	6
Class A	—	—	—	—	1	4
Class C	—	—	—	—	—	1
Cost of shares redeemed
Class I	(1,440,162)	(1,907,878)	(801,866)	(1,335,609)	(2,042,616)	(3,650,948)
Class A	(12,327)	(22,779)	(9,490)	(32,373)	(1,295,219)	(1,587,228)

Class C	(35,059)	(345,866)	(37,946)	(221,708)	(670,440)	(571,634)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,065,773)	(1,577,803)	7,101,883	(1,233,087)	(630,151)	(2,271,344)

Total Increase (Decrease) in Net Assets	399,229	(402,280)	6,739,787	(667,897)	(2,073,414)	(3,737,743)

Net Assets:
Beginning of year	7,223,346	7,625,626	4,752,987	5,420,884	19,561,132	23,298,875
End of year*	$7,622,575	$7,223,346	$11,492,774	$4,752,987	$17,487,718	$19,561,132
* Includes undistributed net investment income (loss) at end of year	$—	$(40,438)	$61,874	$(3,715)	$(29,920)	$(69,948)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017

Operations:
Net investment loss	$(434,555)	$(352,646)	$(13,939)	$(7,229)	$(26,762)	$(24,739)
Net realized gain on investments and foreign currency transactions	2,195,013	4,351,689	225,926	283,348	303,388	226,455
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	11,901,188	5,976,628	143,912	(135,472)	(21,278)	146,466
Net increase in net assets resulting from operations	13,661,646	9,975,671	355,899	140,647	255,348	348,182

Distributions to Shareholders:
Net Realized Gains:
Class I	(1,911,195)	(1,684,328)	—	—	—	—
Class A	(1,244,038)	(1,359,284)	—	—	—	—
Class C	(839,344)	(722,861)	—	—	—	—
Total Dividends and Distributions to Shareholders	(3,994,577)	(3,766,473)	—	—	—	—

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	2,102,699	5,449,070	491,369	135,079	171,914	433,771
Class A	1,115,200	1,087,397	3,375	22,959	1,071	14,510
Class C	1,342,790	1,647,978	2,741	4,109	3,018	1,550
Reinvestment of dividends and distributions
Class I	1,795,688	1,562,590	—	—	—	—
Class A	1,168,032	1,268,062	—	—	—	—
Class C	830,612	715,796	—	—	—	—
Redemption fee proceeds
Class I	535	11	—	—	—	—
Class A	317	9	—	—	—	—
Class C	195	4	—	—	—	—
Cost of shares redeemed
Class I	(4,775,684)	(4,616,146)	(426,467)	(647,434)	(728,900)	(534,479)
Class A	(3,400,662)	(3,827,567)	(100,351)	(90,666)	(29,786)	(30,004)
Class C	(1,119,746)	(1,697,115)	(24,321)	(73,440)	(7,300)	(77,565)
Net increase (decrease) in net assets from share transactions of beneficial interest	(940,024)	1,590,089	(53,654)	(649,393)	(589,983)	(192,217)

Total Increase (Decrease) in Net Assets	8,727,045	7,799,287	302,245	(508,746)	(334,635)	155,965

Net Assets:
Beginning of year	49,834,964	42,035,677	1,996,873	2,505,619	1,926,532	1,770,567
End of year*	$58,562,009	$49,834,964	$2,299,118	$1,996,873	$1,591,897	$1,926,532
* Includes undistributed net investment income (loss) at end of year	$(274,784)	$—	$(10,373)	$(2,478)	$—	$(16,795)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017

Operations:
Net investment income	$52,571	$66,153	$3,364	$4,448	$28,152	$2,036
Net realized gain (loss) on investments	(31,995)	47,510	(14,217)	(7,131)	—	—
Net change in unrealized depreciation on investments	(108,403)	(121,879)	(12,131)	(11,195)	—	—
Net increase (decrease) in net assets resulting from operations	(87,827)	(8,216)	(22,984)	(13,878)	28,152	2,036

Distributions to Shareholders:
Net Realized Gains:
Class I	(44,043)	(30,171)	—	(26,658)	—	—
Class A	(697)	(505)	—	(395)	—	—
Class C	(2,682)	(1,795)	—	(9,349)	—	—
Net Investment Income:
Class I	(39,292)	(57,615)	(2,991)	(4,066)	(25,185)	(1,163)
Class A	(677)	(533)	(4)	(24)	(1,322)	(29)
Class C	(1,682)	(983)	(398)	(274)	(1,636)	(57)
Total Dividends and Distributions to Shareholders	(89,073)	(91,602)	(3,393)	(40,766)	(28,143)	(1,249)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	341,959	887,555	40,110	118,880	2,885,859	4,118,945
Class A	6,865	49,281	—	—	1,114,277	314,104
Class C	38,266	41,712	22,162	7,773	431,922	113,402
Reinvestment of dividends and distributions
Class I	77,616	81,397	2,905	30,219	24,910	1,097
Class A	1,175	914	— ^	— ^	1,210	25
Class C	4,251	2,707	398	9,623	1,569	57
Cost of shares redeemed
Class I	(1,740,813)	(2,267,668)	(94,991)	(183,302)	(4,899,863)	(7,247,642)
Class A	(27,415)	(27,779)	—	(8,858)	(930,827)	(250,056)
Class C	(43,349)	(82,685)	(37,944)	(15,583)	(449,748)	(140,688)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,341,445)	(1,314,566)	(67,360)	(41,248)	(1,820,691)	(3,090,756)

Total Increase (Decrease) in Net Assets	(1,518,345)	(1,414,384)	(93,737)	(95,892)	(1,820,682)	(3,089,969)

Net Assets:
Beginning of year	6,899,180	8,313,564	889,573	985,465	10,443,730	13,533,699
End of year*	$5,380,835	$6,899,180	$795,836	$889,573	$8,623,048	$10,443,730
* Includes undistributed net investment income at end of year	$25,822	$14,958	$—	$29	$796	$787

^ Less than $0.50

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive	Conservative	Moderate	Moderately	Moderately
	Balanced	Balanced	Balanced	Aggressive Balanced	Conservative Balanced
	Allocation Portfolio (a)	Allocation Portfolio (a)	Allocation Portfolio (a)	Allocation Portfolio (a)	Allocation Portfolio (a)

	Period Ended	Period Ended	Period Ended	Period Ended	Period Ended
	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018	August 31, 2018

Operations:
Net investment gain (loss)	$2,193	$2,747	$2,017	$1,229	$2,205
Net realized gain on investments	333	157	256	—	—
Net change in unrealized depreciation on investments	20,565	20,669	14,583	8,626	19,124
Net increase decrease in net assets resulting from operations	23,091	23,573	16,856	9,855	21,329

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	608,881	925,329	571,345	389,465	721,286
Class A	10	10	10	10	10
Class C	10	10	10	10	10
Redemption fee proceeds
Class I	309	18	—	—	—
Cost of shares redeemed
Class I	(24,860)	(11,800)	—	(2,719)	—
Net increase in net assets from share transactions of beneficial interest	584,350	913,567	571,365	386,766	721,306

Total Increase in Net Assets	607,441	937,140	588,221	396,621	742,635

Net Assets:
Beginning of year	—	—	—	—	—
End of year*	$607,441	$937,140	$588,221	$396,621	$742,635
* Includes undistributed net investment income (loss) at end of year	$2,193	$2,747	$2,017	$1,229	$2,205

(a)	For the period from December 29, 2017 through August 31, 2018.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Macro		James Alpha Global		James Alpha Multi Strategy
	Portfolio		Real Estate Investments Portfolio		Alternative Income Portfolio
	(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017

Operations:
Net investment income (loss)	$86,496	$16,209	$11,677,603	$6,879,561	$29,113	$(6,827)
Net realized gain (loss) on investments, swaps and foreign currency transactions	(15,085)	(190,751)	62,725,959	30,755,282	(94,733)	1,161,657
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currency transactions	(105,495)	(74,632)	(19,963,912)	5,985,133	1,856,495	(895,382)
Net increase (decrease) in net assets resulting from operations	(34,084)	(249,174)	54,439,650	43,619,976	1,790,875	259,448

Distributions to Shareholders:
Net Realized Gains:
Class I	—	—	(21,948,996)	(22,230,895)	—	(313,865)
Class A	—	—	(5,727,961)	(7,944,333)	—	(2,412)
Class C	—	—	(4,392,673)	(5,926,186)	—	(6,192)
Class S	—	—	(521,327)	—	—	—
Net Investment Income:
Class I	—	—	(15,447,156)	(4,794,761)	—	(5,721)
Class A	—	—	(3,615,480)	(1,421,432)	—	—
Class C	—	—	(2,206,561)	(536,513)	—	—
Class S	—	—	(477,450)	—	—	—
Return of Capital
Class I	—	—	—	—	(494,694)	(252,943)
Class A	—	—	—	—	(3,189)	(1,940)
Class C	—	—	—	—	(9,108)	(5,308)
Class S	—	—	—	—	(85,167)	—
Total Dividends and Distributions to Shareholders	—	—	(54,337,604)	(42,854,120)	(592,158)	(588,381)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	641,035	992,148	350,534,970	134,652,368	63,258	40,614
Class A	37,058	97,046	44,512,113	30,999,564	149	21,483
Class C	38,103	146,994	19,806,292	13,900,410	10,241	85,451
Class S	5,595,043	108,645	23,123,612	285,712	3,382,036	88,070
Reinvestment of dividends and distributions
Class I	—	—	21,901,003	17,293,603	494,598	572,454
Class A	—	—	7,583,261	7,287,750	3,189	4,352
Class C	—	—	5,197,652	5,141,249	8,459	10,400
Class S	—	—	872,164	—	73,609	—
Redemption fee proceeds
Class I	—	—	1,761	14,431	—	—
Class A	—	—	442	4,851	—	—
Class C	—	—	341	3,662	—	—
Class S	—	—	43	—	—	—
Cost of shares redeemed
Class I	(2,245,755)	(3,936,075)	(97,594,626)	(111,767,240)	(2,849,283)	(1,803,938)
Class A	(280,087)	(321,182)	(35,703,470)	(45,487,825)	(30,878)	(26,500)
Class C	(151,366)	(918,393)	(15,537,930)	(21,061,310)	(89,668)	(115,808)
Class S	(1,036,426)	—	(3,212,307)	(4,324)	(562,526)	—

Net increase (decrease) in net assets from share transactions of beneficial interest	2,597,605	(3,830,817)	321,485,321	31,262,901	503,184	(1,123,422)

Total Increase (Decrease) in Net Assets	2,563,521	(4,079,991)	321,587,367	32,028,757	1,701,901	(1,452,355)

Net Assets:
Beginning of year	9,988,057	14,068,048	483,030,038	451,001,281	13,885,488	15,337,843
End of year*	$12,551,578	$9,988,057	$804,617,405	$483,030,038	$15,587,389	$13,885,488
* Includes undistributed net investment income (loss) at end of year	$89,733	$(89,763)	$757,230	$2,767,190	$77,348	$(27,759)

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Managed		James Alpha Managed Risk
	Risk Domestic		Risk Emerging Markets		James Alpha Hedged
	Equity Portfolio		Equity Portfolio		High Income Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017

Operations:
Net investment gain (loss)	$(47,960)	$(28,399)	$(9,414)	$(85,860)	$2,073,694	$816,291
Net realized gain (loss) on investments	434,576	158,276	1,502,011	10,993	(151,145)	(1,202)
Net change in unrealized (depreciation) on investments	860,687	104,554	(1,396,477)	729,434	(1,135,630)	475,407
Net increase in net assets resulting from operations	1,247,303	234,431	96,120	654,567	786,919	1,290,496

Distributions to Shareholders:
Net Investment Income:
Class I	(104,099)	(5,385)	(614,521)	(13,861)	(870,669)	(654,807)
Class A	(6,052)	—	(9,561)	—	(61,929)	(51,054)
Class C	(5,632)	—	(8,421)	—	(21,567)	(20,697)
Class S	(193,195)	—	(61,233)	—	(856,853)	—
Return of Capital
Class I		—	—	—	(100,368)	—
Class A		—	—	—	(11,117)	—
Class C		—	—	—	(2,629)	—
Class S		—	—	—	(155,929)	—
Total Dividends and Distributions to Shareholders	(308,978)	(5,385)	(693,736)	(13,861)	(2,081,061)	(726,558)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	77,511	553,738	205,766	2,748,444	16,550,790	5,940,566
Class A	23,145	122,833	4,943	3,770	2,485,163	680,027
Class C	38,990	55,865	3,723	26,641	304,299	217,878
Class S	22,329,412	375,720	2,596,956	45,704	43,207,810	629,171
Reinvestment of dividends and distributions
Class I	74,435	3,910	289,828	6,544	808,044	612,590
Class A	6,052	—	9,561	—	67,482	44,358
Class C	5,632	—	8,421	—	6,682	3,271
Class S	171,819	—	52,251	—	875,464	—
Redemption fee proceeds
Class I	—	3,617	571	339	3,166	—
Class A	—	314	11	8	—	—
Class C	—	280	10	5	1	—
Class S	—	4	82	—	53	126
Cost of shares redeemed
Class I	(1,295,237)	(1,529,361)	(3,266,660)	(2,785,576)	(9,013,395)	(3,493,281)
Class A	(183,742)	(615,696)	(52,371)	(143)	(880,519)	(683,421)
Class C	(43,986)	(177,626)	(19,096)	(15,694)	(187,125)	(100,513)
Class S	(2,580,458)	(7,736)	(216,287)	—	(4,981,803)	(8,083)
Net increase (decrease) in net assets from share transactions of beneficial interest	18,623,573	(1,214,138)	(382,291)	30,042	49,246,112	3,842,689

Total Increase (decrease) in Net Assets	19,561,898	(985,092)	(979,907)	670,748	47,951,970	4,406,627

Net Assets:
Beginning of year	5,754,645	6,739,737	9,055,056	8,384,308	19,466,147	15,059,520
End of year*	$25,316,543	$5,754,645	$8,075,149	$9,055,056	$67,418,117	$19,466,147
* Includes undistributed net investment income (loss) at end of year	$690,320	$184,698	$(340,941)	$428,444	$118,085	$24,509

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha
	Momentum Portfolio

	For the
	Period Ended	Year Ended	Year Ended
	August 31, 2018 (a)	March 31, 2018	March 31,2017

Operations:
Net investment gain (loss)	$147,384	$512,759	$766,000
Net realized gain (loss) on investments	(2,077,374)	6,121,911	3,848,107
Net change in unrealized (depreciation) on investments	2,443,513	(6,008)	630,686
Net increase in net assets resulting from operations	513,523	6,628,662	5,244,793

Distributions to Shareholders:
Net Investment Income:
Class I	—	(493,444)	(731,250)
Net Realized Gains:
Class I	—	(5,075,644)	(4,931,515)
Total Dividends and Distributions to Shareholders	—	(5,569,088)	(5,662,765)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	5,165,478	37,482,551	22,535,183
Class A	10	—	—
Class C	10	—	—
Class S	10	—	—
Reinvestment of dividends and distributions
Class I	—	5,569,088	5,662,765
Redemption fee proceeds
Class I	1,071	26,611	2,047
Cost of shares redeemed
Class I	(12,398,189)	(22,443,794)	(8,995,046)
Net increase (decrease) in net assets from share transactions of beneficial interest	(7,231,610)	20,634,456	19,204,949

Total Increase (decrease) in Net Assets	(6,718,087)	21,694,030	18,786,977

Net Assets:
Beginning of period	81,641,381	59,947,351	41,160,374
End of period*	$74,923,294	$81,641,381	$59,947,351
* Includes undistributed net investment income (loss) at end of period	$164,805	$17,421	$(136)

(a)	For the period from prior fiscal year end April 1, 2018 through August 31, 2018.

See accompanying notes to financial statements.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994 , as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994 . The Trust currently consists of thirty one series. These financial statements include the following twenty-four series: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the U.S. Government Money Market Portfolio, Aggressive Balanced Allocation Portfolio, Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, the James Alpha Macro Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, the James Alpha Hedged High Income Portfolio, and James Alpha Momentum Portfolio (collectively, the “Portfolios”). Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. The James Alpha Macro Portfolio, the James Alpha Global Real Estate Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, the James Alpha Hedged High Income Portfolio and the James Alpha Momentum Portfolio are all managed by James Alpha Advisors, LLC (“James Alpha Advisors”), and all seven are supervised by the Manager. With the exception of the James Alpha Macro Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, the James Alpha Hedged High Income Portfolio and the James Alpha Momentum Portfolio, each of the Portfolios is provided with the discretionary advisory services of an investment adviser or advisers identified, retained, supervised and compensated by the Manager.

The James Alpha Momentum Portfolio acquired all of the assets and liabilities of the NWM Momentum Fund (“Predecessor Fund”), a series of the PFS Funds Trust, in a tax-free reorganization on June 22, 2018 (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for shares of the James Alpha Momentum Portfolio. Certain financial information included on the following pages is that of the Predecessor Fund. The James Alpha Momentum Portfolio changed fiscal and tax year ends form March 31, to August 31 following the reorganization.

The following serve as advisers (the “Advisers”) to their respective Portfolio(s): M.D. Sass Investors Services, Inc. serves as Adviser to Large Capitalization Value; Smith Group Asset Management serves as Adviser to Large Capitalization Growth, Energy & Basic Materials, Financial Services and International Equity; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Zacks Investment Management, Inc. serves as Adviser to Small Capitalization; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology and Technology & Communications; CLS Investments, LLC serves as Adviser to U.S. Government Money Market; Saratoga Capital Management, LLC serves as Adviser for Investment Quality Bond, Municipal Bond, Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation; James Alpha Advisors, LLC serves as Adviser to James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, James Alpha Hedged High Income and James Alpha Momentum Fund. Ranger Global Real Estate Advisors, LLC serves as the sub-adviser to the James Alpha Global Real Estate Investments; Ranger Global Real Estate Advisors, LLC, Bullseye Asset Management LLC, Kellner Private Fund Management, LP and Coherence Capital Partners LLC serve as the sub-advisers to the James Alpha Multi Strategy Alternative Income; EAB Investment Group, LLC serves as the sub-adviser to the James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity; Concise Capital Management, LP and Amundi Smith Breeden LLC and Coherence Capital Partners LLC serve as sub-advisers to the James Alpha Hedged High Income Portfolio, and NWM Fund Group, LLC serves as the sub-adviser to the James Alpha Momentum Portfolio. Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC. Northern Lights Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio, the Financial Services Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio, the U.S. Government Money Market Portfolio, Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation, the James Alpha Macro Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, and the James Alpha Hedged High Income Portfolio are diversified portfolios. The James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Momentum are non-diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital
Aggressive Balanced Allocation	Total return consisting of capital appreciation and income
Conservative Balanced Allocation	Total return consisting of capital appreciation and income
Moderate Balanced Allocation	Total return consisting of capital appreciation and income
Moderately Aggressive Balanced Allocation	Total return consisting of capital appreciation and income
Moderately Conservative Balanced Allocation	Total return consisting of capital appreciation and income
James Alpha Macro	Attractive long-term risk-adjusted returns relative to traditional financial market indices
James Alpha Global Real Estate	Total return consisting of current income and capital appreciation
James Alpha Multi Strategy Alternative Income	Long-term capital appreciation
James Alpha Managed Risk Domestic Equity	Capital appreciation
James Alpha Managed Risk Emerging Markets Equity	Capital appreciation
James Alpha Hedged High Income	High current income
James Alpha Momentum	Long-term capital appreciation

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

Currently, all Portfolios offer Class A, Class C and Class I shares and the James Alpha Portfolios also offer Class S shares. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and the Class S share’s management fee. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% redemption fee on the value of shares that are redeemed within 30 days of purchase. Such fees are paid directly to the Portfolio from which the redemption is made. Please see the Trust’s prospectuses for additional details.

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

(a)	Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the mean between current bid and ask. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value. Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the last bid and ask price. Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Futures are valued based on their daily settlement value. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. The International Equity Portfolio uses fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. Foreign currency and Forward currency exchange contracts are valued daily at the London close each day. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2018, for the Portfolios’ assets and liabilities measured at fair value:

Large Capitalization Value

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$15,741,164	$—	$—	$15,741,164
Short-Term Investments	310,768	—	—	310,768
Collateral for Securities Loaned	—	199,966	—	199,966
Total	$16,051,932	$199,966	$—	$16,251,898

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

Large Capitalization Growth

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$41,050,263	$—	$—	$41,050,263
Short-Term Investments	613,980	—	—	613,980
Total	$41,664,243	$—	$—	$41,664,243

Mid Capitalization

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$12,720,050	$—	$—	$12,720,050
Short-Term Investments	427,467	—	—	427,467
Collateral for Securities Loaned	—	243,222	—	243,222
Total	$13,147,517	$243,222	$—	$13,390,739

Small Capitalization

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$7,422,094	$—	$—	$7,422,094
Short-Term Investments	208,709	—	—	208,709
Collateral for Securities Loaned	—	86,479	—	86,479
Total	$7,630,803	$86,479	$—	$7,717,282

International Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stocks:
Airlines	$—	$464,354	$—	$464,354
Auto Manufacturers	—	257,960	—	257,960
Auto Parts & Equipment	211,068	—	—	211,068
Banks	618,277	434,136	—	1,052,413
Biotechnology	—	470,185	—	470,185
Chemicals	268,663	267,124	—	535,787
Computers	326,305	—	—	326,305
Cosmetics & Personal Care	—	300,163	—	300,163
Engineering & Construction	342,088	264,024	—	606,112
Food	—	192,974	—	192,974
Forest & Paper Goods	—	323,684	—	323,684
Gas	—	268,096	—	268,096
Home Builders	—	503,855	—	503,855
Insurance	515,346	455,111	—	970,457
Internet	493,775	—	—	493,775
Iron/Steel	286,794	—	—	286,794
Leisure Time	—	261,902	—	261,902
Machinery-Construction & Mining	285,835	—	—	285,835
Machinery-Diversified	—	260,154	—	260,154
Oil & Gas	278,291	793,451	—	1,071,742
Pharmaceuticals	—	866,575	—	866,575
Real Estate	—	251,337	—	251,337
Retail	—	306,669	—	306,669
Semi Conductors	—	247,707	—	247,707
Exchange Traded Fund:
Equity Fund	263,039	—	—	263,039
Short-Term Investments	415,479	—	—	415,479
Collateral for Securities Loaned	—	256,819		256,819
Total	$4,304,960	$7,446,280	$—	$11,751,240

Health & Biotechnology

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$17,121,332	$—	$—	$17,121,332
Short-Term Investments	359,103	—	—	359,103
Collateral for Securities Loaned	—	477,349	—	477,349
Total	$17,480,435	$477,349	$—	$17,957,784

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

Technology & Communications

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$57,724,749	$—	$—	$57,724,749
Short-Term Investments	625,953	—	—	625,953
Total	$58,350,702	$—	$—	$58,350,702

Energy & Basic Materials

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$2,259,929	$—	$—	$2,259,929
Short-Term Investments	34,880	—	—	34,880
Total	$2,294,809	$—	$—	$2,294,809

Financial Services

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,567,607	$—	$—	$1,567,607
Short-Term Investments	22,310	—	—	22,310
Total	$1,589,917	$—	$—	$1,589,917

Investment Quality Bond

Assets*	Level 1	Level 2	Level 3	Total
Corporate Bonds and Notes	$—	$97,653	$—	$97,653
Exchange Traded Funds	1,115,367	—	—	1,115,367
Mutual Funds	3,594,037	—	—	3,594,037
Short-Term Investments	165,950	—	—	165,950
Total	$4,875,354	$97,653	$—	$4,973,007

Municipal Bond

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$76,839	$—	$—	$76,839
Open End Fund	648,575	—	—	$648,575
Short-Term Investments	60,284	—	—	60,284
Total	$785,698	$—	$—	$785,698

U.S. Government Money Market

Assets*	Level 1	Level 2	Level 3	Total
Repurchase Agreement	$—	$8,657,000	$—	$8,657,000
Total	$—	$8,657,000	$—	$8,657,000

Aggressive Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$313,797	$—	$—	$313,797
Open Ended Funds	211,549	—	—	211,549
Short-Term Investments	74,622	—	—	74,622
Total	$599,968	$—	$—	$599,968

Conservative Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$331,872	$—	$—	$331,872
Open Ended Funds	293,882	—	—	293,882
Short-Term Investments	308,224	—	—	308,224
Total	$933,978	$—	$—	$933,978

Moderate Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$219,727	$—	$—	$219,727
Open Ended Funds	196,458	—	—	196,458
Short-Term Investments	189,471	—	—	189,471
Total	$605,656	$—	$—	$605,656

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

Moderately Aggressive Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$204,767	$—	$—	$204,767
Open Ended Funds	143,715	—	—	143,715
Short-Term Investments	47,659	—	—	47,659
Total	$396,141	$—	$—	$396,141

Moderately Conservative Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$348,440	$—	$—	$348,440
Open Ended Funds	264,947	—	—	264,947
Short-Term Investments	125,690	—	—	125,690
Total	$739,077	$—	$—	$739,077

James Alpha Macro

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$5,925,643	$—	$—	$5,925,643
Exchange Traded Notes	22,793	—	—	22,793
Mutual Funds	2,069,429	—	—	2,069,429
Short-Term Investments	3,374,703	—	—	3,374,703
Total	$11,392,568	$—	$—	$11,392,568
Derivatives
Forward Currency Contracts	$—	$401	$—	$401

Derivatives - Liabilities *
Forward Currency Contracts	$—	$(9,459)	$—	$(9,459)
Total Return Swap	—	(104,283)	—	(104,283)

James Alpha Global Real Estate Investments

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$792,692,544	$—	$—	$792,692,544
Short-Term Investments	26,358,507	—	—	26,358,507
Total	$819,051,051	$—	$—	$819,051,051

James Alpha Multi Strategy Alternative Income

Assets*	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$1,516,511	$—	$1,516,511
Common Stocks	13,205,710	—	—	13,205,710
Exchange Traded Funds	2,364,861	—	—	2,364,861
Preferred Stock	503,645	—	—	503,645
Closed End Fund	106,700	—	—	106,700
Open End Fund	62,901	—	—	62,901
Short-Term Investments	1,090,676	—	—	1,090,676
Total	$17,334,493	$1,516,511	$—	$18,851,004
Liabilities*
Common Stocks Sold Short	$(2,104,198)	$—	$—	(2,104,198)
Exchange Traded Funds Sold Short	(1,111,715)	—	—	(1,111,715)
Derivatives* - Liabilities
Put Options Written	(140)	—	—	(140)
Forward Foreign Currency Contracts	(44)	—	—	(44)
Total	$(3,216,097)	$—	$—	$(3,216,097)

James Alpha Managed Risk Domestic Equity

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$20,321,700	$—	$—	$20,321,700
Put Options Purchased	295,525	—	—	295,525
Short-Term Investments	4,215,116	—	—	4,215,116
Total	$24,832,341	$—	$—	$24,832,341
Liabilities*
Put Options Written	$(105,375)	$—	$—	$(105,375)
Call Options Written	(212,940)	—	—	(212,940)
Total	$(318,315)	$—	$—	$(318,315)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

James Alpha Managed Risk Emerging Markets Equity

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$5,007,720	$—	$—	$5,007,720
Put Options Purchased	258,000	—	—	258,000
Short-Term Investments	1,295,564	—	—	1,295,564
Total	$6,561,284	$—	$—	$6,561,284
Derivatives* - Liabilities
Put Options Written	$(39,500)	$—	$—	$(39,500)
Call Options Written	(55,550)	—	—	(55,550)
Total Return Swaps	—	—	—	—
Total	$(95,050)	$—	$—	$(95,050)

James Alpha Hedged High Income

Assets*	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$5,388,162	$—	$5,388,162
Bank Loans	—	2,406,996	—	2,406,996
Term Loans	—	165,116	32,492	197,608
Corporate Bonds	—	26,343,858	157,190	26,501,048
Convertible Bonds	—	2,697,182	—	2,697,182
Preferred Stock	3,306,849	—	—	3,306,849
Common Stock	1,360,677	—	591,144	1,951,821
Exchange Traded Funds	4,973,515	—	—	4,973,515
Mutual Fund	13,103,617	—	—	13,103,617
Closed End Fund	325,435	—	—	325,435
Short-Term Investments	5,044,092	—	—	5,044,092
U.S. Government	—	600,168	—	600,168
Total	$28,114,185	$37,601,482	$780,826	$66,496,493
Liabilities*
U.S. Government Sold Short	$—	$530,845	$—	530,845
Corporate Bonds	$—	$930,603		930,603
Exchange Traded Funds Sold Short	36	—	—	36
Total	$36	$1,461,448	$—	$1,461,484
Derivatives* - Asset
Long Futures Contracts	4,774	—	—	4,774
Derivatives* - Liabilities
Short Futures Contracts	32,446	—	—	32,446
Credit Default Swaps	—	55,866	—	55,866
Forward Currency Contracts	—	13,380	—	13,380

James Alpha Momentum Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$72,933,824	$—	$—	$72,933,824
Short-Term Investments	2,041,880	—	—	2,041,880
Total	$74,975,704	$—	$—	$74,975,704

It is the Portfolios’ policy to recognize transfers into and out of Levels at the end of the reporting period.

There were no transfers between Level 1 and Level 2 during the current period presented.

*	Refer to the Schedules of Investments for industry or category classifications.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

The following is a reconciliation for the James Alpha Hedged High Income Portfolio for which Level 3 inputs were used in determining value:

	Beginning							Ending
	balance		Change in				Net transfers	balance
	August 31,	Total realized	unrealized		Net		in/(out) of	August 31,
	2017	gain/(loss)	appreciation	Conversion	Purchases	Net Sales	Level 3	2018
Optima Specialty Steel, Inc.	$162,525	$—	$2,475	$—	$—	$(165,000)	$—	$—
Avaya, Inc.	—	—	—	—	—	—	—	—
Interactive/Friend Finder	—	—	—	—	—	—	157,190	157,190
Nebraska Book Holdings, Inc.
Tranche A	50,696	—	(154)	—	845	(51,387)	—	—
Nebraska Book Holdings, Inc.
Tranche B	276,179	—	5,637	(289,069)	7,253	—	—	—

Nebraska Book Holdings, Inc.	—	—	(74,842)	289,069	—	—	—	214,227
CE STAR Holdings LLC	31,291	—	(826)	—	2,027	—	—	32,492
Constellation Enterprises LLC	—	—	—	—	—	—	—	—
CE Star	36,640	—	8,202	—	—	—	—	44,842
Real Alloy Parent, Inc.	—	—	—	—		—	332,075	332,075

Quantitative disclosures of unobservable inputs and assumptions used by James Alpha Hedged High Income are below:

Investments in Securities:

Corporate Bonds	Fair Value	Valuation Techniques	Unobservable Input
Constellation Enterprises LLC	0		Potential future cash payments
Avaya, Inc.	0		Potential future cash payments
Interactive/Friend Finder	157,190	Sell Price	Discount for lack of marketability

Term Loans
CE STAR Holdings LLC	32,492	Independent Valuation	Discount for lack of marketability
Common Stock
CE STAR	44,842	Independent Valuation	Discount for lack of marketability
Nebraska book Holidngs, Inc.	214,227	Independent Valuation	Adjusted by management to reflect current conditions
Real Alloy Parent, Inc.	332,075
Total Fair Value Securities	$780,826

Fair value securities as a percent of net assets at August 31, 2018, were 1.16%.

Consolidation of Subsidiary – James Alpha Cayman Commodity Fund I Ltd. (JACC-SPC)

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the James Alpha Macro Portfolio includes the accounts of JACC-SPC, a wholly owned and controlled subsidiary. JACC-SPC is a closed-end fund incorporated as an exempted company under the company’s law of the Cayman Islands on February 2, 2011, and is a disregarded entity for tax purposes. All inter-company accounts and transactions have been eliminated in consolidation.

The James Alpha Macro Portfolio may invest up to 25% of its total assets in the segregated portfolio company (“SPC”) which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

A summary of the James Alpha Macro Portfolio’s investments in the SPC is as follows:

		SPC Net Assets at	% of Fund Net Assets at
	Inception Date of SPC	August 31, 2018	August 31, 2018
James Alpha Cayman Commodity Fund I Ltd.	August 5, 2011	$ 484,765	3.86%

(b)	Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

Capital loss carry forwards, as of each Portfolio’s most recent tax year-ended August 31, 2018 (for the tax year ended December 31, 2017 for the James Alpha Global Real Estate Investments Portfolio), available to offset future capital gains, if any, are as follows:

			Non-Expiring	Non-Expiring	CLCF
	Expiring/Expired		Short-Term	Long-Term	Total	Utilized
Large Capitalization Value	$—		$—	$—	$—	$—
Large Capitalization Growth	—		—	—	—	—
Mid Capitalization	—		—	—	—	—
Small Capitalization	—		—	—	—	119,221
International Equity	1,801,080	8/31/2018	780,504	250,301	1,030,805	200,528
Health & Biotechnology	—		—	—	—	—
Technology & Communications	—		—	—	—	—
Energy & Basic Materials	292,003	8/31/2018	767,054	—	767,054	226,909
Financial Services	281,412	8/31/2018	38,517	—	38,517	—
Investment Quality Bond	—		—	—	—	—
Municipal Bond	—		5,308	2,921	8,229	—
U.S. Government Money Market	—		—	—	—	—
Aggressive Balanced Allocation	—		—	—	—	—
Conservative Balanced Allocation	—		—	—	—	—
Moderate Balanced Allocation	—		—	—	—	—
Moderately Aggressive Balanced Allocation	—		—	—	—	—
Moderately Conservative Balanced Allocation	—		—	—	—	—
James Alpha Macro	—		494,370	801,629	1,295,999	—
James Alpha Global Real Estate Investments	—		—	—	—	—
James Alpha Multi Strategy Alternative Income	—		—	—	—	—
James Alpha Managed Risk Domestic Equity	—		84,917	—	84,917	86,892
James Alpha Managed Risk Emerging Markets Equity	—		—	—	—	85,542
James Alpha Hedged High Income	—		131,938	1,333,161	1,465,099	—
James Alpha Momentum	—		1,943,623	—	1,943,623	—

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on its 2015-2017 returns and expected to be taken in the Portfolios’ 2018 returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios identify its major tax jurisdictions as U.S. Federal, Arizona and foreign jurisdictions where the Portfolios make significant investments. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During year ended August 31, 2018, the Portfolios did not incur any interest or penalties.

(c)	Security Transactions and Other Income

Security transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(d)	Dividends and Distributions

The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communication	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Monthly	Annually
Municipal Bond	Monthly	Annually
U.S. Government Money Market	Daily - paid monthly	Annually
Aggressive Balanced Allocation	Annually	Annually
Conservative Balanced Allocation	Annually	Annually
Moderate Balanced Allocation	Annually	Annually
Moderately Aggressive Balanced Allocation	Annually	Annually
Moderately Conservative Balanced Allocation	Annually	Annually

James Alpha Macro	Annually	Annually
James Alpha Global Real Estate Investments	Quarterly	Annually
James Alpha Multi Strategy Alternative Income	Quarterly	Annually
James Alpha Managed Risk Domestic Equity	Annually	Annually
James Alpha Managed Risk Emerging Markets Equity	Annually	Annually
James Alpha Hedged High Income	Monthly	Annually
James Alpha Momentum Portfolio	Annually	Annually

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of each Portfolio.

(e)	Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f)	Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Trust’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

(g)	Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(h) Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; 0.475% for U.S. Government Money Market; 0.90% for Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation, and Aggressive Balanced Allocation. For the James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, James Alpha Hedged High Income and James Alpha Momentum management fees are payable to the Advisor monthly and are computed daily at the annual rates of 1.10%, 0.90%, 2.00%, 1.20%, 1.20%, 1.70% and 0.99% respectively, of the Portfolio’s average daily net assets. The Manager receives an annual supervision fee which is the greater of 0.10% of those Portfolios’ average daily net assets decreasing at various asset levels or a minimum of $15,000 per Portfolio annually paid out monthly.

For the year ended August 31, 2018, the Manager waived $26,037 for International Equity, $11,040 for Energy & Basic Materials, $8,438 for Financial Services; $19,273 for Investment Quality Bond, $19,043 for Municipal Bond, $85 for U.S. Government Money Market, $9,362 for Aggressive Balanced Allocation, $6,975 for Conservative Balanced Allocation, $6,952 for Moderate Balanced Allocation, $6,776 for Moderately Aggressive Balanced Allocation, and $7,446 for Moderately Conservative Balanced Allocation,; James Alpha Advisors waived $122,432, $118,676, $68,373, $24,787, $312,288 and $14,079, respectively for James Alpha Macro, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, James Alpha Hedged High Income and James Alpha Momentum; and James Alpha Advisors waived $815,329 for James Alpha Global Real Estate Investments. The James Alpha Managed Risk Domestic Equity recapture $2,571 of prior year waivers.

(b) Gemini Fund Services, LLC (“GFS”), an affiliate of Northern Lights Distributors, LLC (the “Distributor”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolios.

Certain employees of GFS and NLCS are also officers of the Trust, and are not paid any fees directly by the Trust for serving in such capacity.

(c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager and James Alpha Advisors, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares (0.25% of the average daily net assets of James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, James Alpha Hedged High Income, James Alpha Momentum, Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation Class A shares) and 1.00% of the average daily net assets of the Portfolios’ Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, James Alpha Advisors or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets. For the year ended August 31, 2018, the Distributor waived $4,043 in fees for the Investment Quality Bond Portfolio, $1,918 in fees for the Municipal Bond Portfolio and $7,631 in fees for the U.S. Government Money Market Portfolio.

Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I and Class S shares are offered at net asset value.

For the year ended August 31, 2018, the Distributor received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

Portfolio	Distributor Sales Charges	CDSC’s
	Class A	Class C
Large Capitalization Value	$10	$10
Large Capitalization Growth	21	91
Mid Capitalization	129	8
Small Capitalization	12	6
International Equity	8	3
Health & Biotechnology	384	750
Technology & Communications	2,733	560
Energy & Basic Materials	10	—
Financial Services	8	—
Investment Quality Bond	8	29
Municipal Bond	—	—
U.S Government Money Market	—	1,627
Aggressive Balanced Allocation	—	—
Moderate Balanced Allocation	—	—
Conservative Balanced Allocation	—	—
Moderately Aggressive Balanced Allocation	—	—
Moderately Conservative Balanced Allocation	—	—
James Alpha Macro	8	3
James Alpha Global Real Estate Investments	216,578	6,467
James Alpha Multi Strategy Alternative Income	—	80
James Alpha Managed Risk Domestic Equity	134	—
James Alpha Managed Risk Emerging Markets Equity	40	2
James Alpha Hedged High Income	3,386	355
James Alpha Momentum	—	—

(d) The Trust and the Manager and the Trust and James Alpha Advisors on behalf of the James Alpha Macro, the James Alpha Global Real Estate, the James Alpha Multi Strategy Alternative Income, the James Alpha Managed Risk Domestic Equity, the James Alpha Managed Risk Emerging Markets Equity the James Alpha Hedged High Income and the James Alpha Momentum, have entered into Excess Expense Agreements (the “Expense Agreements”).

In connection with the Expense Agreements, the Manager is currently voluntarily waiving, and James Alpha Advisors is currently waiving, all or a portion of its management fees and/or assuming certain other operating expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at August 31, 2018, for each portfolio were: 3.00%, 3.60% and 2.60% for Class A, C and I shares, respectively, of Large Capitalization Value, Large Capitalization Growth, Mid Capitalization, and Small Capitalization; 1.65%, 2.25% and 1.25% (3.30%, 3.90%, 2.90% prior to April 24, 2018) for Class A, C and I shares, respectively, of International Equity; 2.30%, 2.90% and 1.90%, for Class A, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 2.15%, 2.75% and 1.75% for Class A, C and I shares, respectively, of U.S. Government Money Market; 3.40%, 4.00% and 3.00% for Class A, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services 1.50%, 2.25%, 1.25%, and 1.25% for Class A, C, I and S shares, respectively, of James Alpha Macro ; 1.69%, 2.37%, 1.19% and 1.19% for Class A, C, I and S shares, respectively, of James Alpha Global Real Estate Investments; 2.75%, 3.50%, 2.50% and 2.50% for Class A, C, I and S shares, respectively, of James Alpha Multi Strategy Alternative Income; 2.45%, 3.20%, 1.99% and 1.99% for Class A, C, I and S shares, respectively, of James Alpha Managed Risk Domestic Equity

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

and James Alpha Managed Risk Emerging Markets Equity; 2.39%, 2.99%, 1.85% and 1.85% for Class A, C, I and S shares, respectively, of James Alpha Hedged High Income: 1.64%, 2.39%, 1.39%, 1.39% for Class A,C,I and S shares, respectively for James Alpha Momentum. For the Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation the Manager is waiving all or a portion of its management fees and/or assuming certain operating expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation and extraordinary or non-routine expenses) the expense caps are 1.24%, 0.99% and 1.99% for Classes A, I and C shares respectively. Pursuant to a fee waiver and operating expense limitation agreement between James Alpha Advisors and the James Alpha Portfolios, James Alpha Advisors has contractually agreed to waive all of the James Alpha Portfolios’ management fees payable to James Alpha Advisors by the James Alpha Portfolios on Class S assets, less any portion of such fee that is payable by James Alpha Advisors to the Sub-Advisers. Under the terms of the Expense Agreements, the Manager and James Alpha Advisors are permitted to seek reimbursement from the Portfolios, subject to limitations, for fees they waived and Portfolio expenses they paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. The Expense Agreement with the Manager may be terminated by either party, without penalty, upon receipt of 60 days prior notice, except for the Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation which shall continue to December 31, 2018. The Expense Agreement with the Manager and James Alpha Advisors shall continue through December 31, 2018.

The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery.

Portfolio	8/31/2019		8/31/2020		8/31/2021
International Equity	—		3,352		26,037
Energy & Basic	13,714		10,970		11,040
Financial Services	14,033		10,521		8,438
Investment Quality Bond	6,891		9,558		21,839
Municipal Bond	18,786		23,006		21,167
U.S. Government Money Market	94,344		45,872		7,716
Aggressive Balanced Allocation	—		—		9,362
Conservative Balanced Allocation	—		—		6,975
Moderate Balanced Allocation	—		—		6,952
Moderately Aggressive Balanced Allocation	—		—		6,776
Moderately Conservative Balanced Allocation	—		—		7,446
James Alpha Macro	110,092		125,550		90,665
James Alpha Global Real Estate Investments	667,297	*	748,521	*	759,176	*
James Alpha Multi Strategy Alternative Income	75,785		77,000		92,414
James Alpha Managed Risk Domestic Equity	15,085		41,063		—
James Alpha Managed Risk Emerging Markets Equity	15,041		21,891		16,978
James Alpha Momentum Fund	—		—		14,079

	8/31/2019		8/31/2020		8/31/2021
James Alpha Hedged High Income **	190,170		117,074		96,578

*	The available waived expenses subject to potential recovery for Class C and Class I Shares.

**	Fees waived and expenses reimbursed by the Predecessor Fund will not be carried forward to the James Alpha Hedged High Income Portfolio. The Advisor may recover $25,493 expiring on August 31, 2019 for the period after the Reorganization through August 31, 2016.

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement. For the period ended August 31, 2018, the amount received by the participating Portfolios under this arrangement was as follows: Large Capitalization Value, $12,856; Health & Biotechnology, $399; and Technology & Communications, $1,177. These amounts are included with the realized gain/loss for each Portfolio in the Statement of Operations.

(f) Affiliated Investments – Companies which are affiliates of the Portfolios at August 31, 2018, are noted in the Portfolio’s Schedule of Investments. A summary of the investments in the affiliated investments; James Alpha Hedged High Income which is managed by James Alpha Advisors, LLC and Milestone Treasury Obligations Portfolio which is managed by CLS Investments, LLC, are detailed below:

Portfolio	Affiliated Holding	Shares at 8/31/2017	Purchases	Sales	Shares at 8/31/2018	Income	Value at 8/31/2018
Large Capitalization Value	Milestone Treasury Obligations – Institutional Class	$86,020	$5,058,801	$(5,144,821)	$—	$983	$—
Large Capitalization Growth	Milestone Treasury Obligations – Institutional Class	217,301	3,582,954	(3,800,255)	—	1,395	—
Mid Capitalization	Milestone Treasury Obligations – Institutional Class	200,349	1,897,584	(2,097,933)	—	572	—
Small Capitalization	Milestone Treasury Obligations – Institutional Class	155,196	479,974	(635,170)	—	750	—
International Equity	Milestone Treasury Obligations – Institutional Class	105,314	366,077	(471,391)	—	256	—
Health & Biotechnology	Milestone Treasury Obligations – Institutional Class	192,453	1,772,442	(1,964,895)	—	1,308	—
Technology & Communications	Milestone Treasury Obligations – Institutional Class	1,015,391	2,055,661	(3,071,052)	—	2,987	—
Energy & Basic Materials	Milestone Treasury Obligations – Institutional Class	4,643	349,503	(354,146)	—	98	—
Financial Services	Milestone Treasury Obligations – Institutional Class	10,305	195,102	(205,407)	—	118	—
Investment Quality Bond	Milestone Treasury Obligations – Institutional Class	144,621	1,157,939	(1,302,560)	—	597	—

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

Portfolio	Affiliated Holding	Shares at 8/31/2017	Purchases	Sales	Shares at 8/31/2018	Income	Value at 8/31/2018
Aggressive Balanced Allocation	James Alpha Macro Portfolio, Cl I	$—	$626	$—	626	$—	$5,719
	Saratoga Energy & Basic Materials Portfolio, Cl I	—	970	—	970	—	14,000
	Saratoga Health & Biotechnology Portfolio, CL I	—	693	—	693	—	19,074
	Saratoga Large Capitalization Growth Portfolio, Cl I	—	3,171	—	3,171	—	100,242
	Saratoga Mid Capitalization Portfolio, CL I	—	4,066	—	4,066	—	54,816
	Saratoga Technology & Communications Portfolio, CL I	—	712	—	712	—	17,698
Conservative Balanced Allocation	James Alpha Macro Portfolio, CL I	—	3,459	—	3,459	—	31,616
	Saratoga Large Capitalization Growth Portfolio	—	5,278	—	5,278	—	166,828
	Saratoga Mid Capitalization Portfolio, CL I	—	7,080	—	7,080	—	95,438
Moderate Balanaced Allocation	James Alpha Macro Portfolio, CL I	—	794	—	794	—	7,265
	Saratoga Energy & Basic Materials Portfolio, CL I	—	518	—	518	—	7,482
	Saratoga Health & Biotechnology Portfolio, CL I	—	421	—	421	—	11,584
	Saratoga Large Capitalization Growth Portfolio, CL I	—	3,259	—	3,259	—	103,007
	Saratoga Mid Capitalization Portfolio, CL I	—	4,254	—	4,254	—	57,348
	Saratoga Technology & Communications Portfolio, CL I	—	393	—	393	—	9,772
Moderately Aggressive Balanced Allocation	Saratoga Energy & Basic Materials Portfolio, CL I	—	459	—	459	—	6,630
	Saratoga Health & Biotechnology Portfolio, CL I	—	388	—	388	—	10,674
	Saratoga Large Capitalization Growth Portfolio, CL I	—	2,425	—	2,425	—	76,655
	Saratoga Mid Capitalization Portfolio, CL I	—	3,044	—	3,044	—	41,034
	Saratoga Technology & Communications Portfolio, CL I	—	351	—	351	—	8,722
Moderately Conservative Balanced Allocation	James Alpha Macro Portfolio, Cl I	—	2,905	—	2,905	—	26,553
	Saratoga Large Capitalization Growth Portfolio, Cl I	—	4,759	—	4,759	—	150,436
	Saratoga Mid Capitalization Portfolio, CL I	—	6,525	—	6,525	—	87,958

Portfolio	Affiliated Holding	Shares at 8/31/2017	Purchases	Sales	Shares at 8/31/2018	Income	Value at 8/31/2018
James Alpha Macro	Milestone Treasury Obligations – Institutional	$2,150,080	$3,911,571	$(6,061,651)	$—	$13,649	$—
James Alpha Global Real Estate Investments	Milestone Treasury Obligations – Institutional	2,004,556	116,640,594	(118,645,150)	—	11,756	—
James Alpha Multi Strategy Alternative Income	Milestone Treasury Obligations – Institutional	678,932	8,085,079	(8,764,011)	—	3,931	—
James Alpha Multi Strategy Alternative Income	James Alpha Hedged High Income, Class I	41,017	238	(41,255)	—	2,263	—
James Alpha Managed Risk Domestic Equity	Milestone Treasury Obligations – Institutional	368,177	5,588,090	(5,956,267)	—	3,728	—
James Alpha Managed Risk Emerging Markets Equity	Milestone Treasury Obligations – Institutional	749,549	1,436,123	(2,185,672)	—	3,519	—
James Alpha Hedged High Income	Milestone Treasury Obligations – Institutional	2,151,748	32,361,781	(34,513,529)	—	12,529	—
James Alpha Hedged High Income	James Alpha Structured Credit - Class I	—	5,000,000	—	5,000,000	—	5,008,350

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

3.	INVESTMENT TRANSACTIONS

(a)	For the period ended August 31, 2018, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$16,517,094	$19,743,064
Large Capitalization Growth	28,684,362	35,241,472
Mid Capitalization	5,045,743	7,390,532
Small Capitalization	8,429,944	9,573,965
International Equity	15,486,052	8,655,205
Health & Biotechnology	2,341,268	5,877,883
Technology & Communications	529,000	5,717,757
Energy & Basic Materials	1,279,012	1,359,545
Financial Services	1,002,497	1,626,938
Investment Quality Bond	6,089,400	7,859,028
Municipal Bond	726,106	814,986
Aggressive Balanced Allocation	539,464	35,015
Conservative Balanced Allocation	621,952	17,025
Moderate Balanced Allocation	427,360	26,015
Moderately Aggressive Balanced Allocation	339,855	—
Moderately Conservative Balanced Allocation	594,263	—
James Alpha Macro	8,878,522	7,061,591
James Alpha Global Real Estate Investments	1,502,817,111	1,222,967,090
James Alpha Multi Strategy Alternative Income	27,347,506	26,901,177
James Alpha Managed Risk Domestic Equity	24,199,241	11,570,431
James Alpha Managed Risk Emerging Markets Equity	21,354,911	25,061,395
James Alpha Hedged High Income	113,225,910	67,090,998
James Alpha Momentum Portfolio	248,560,194	255,471,790

(b) Certain Portfolios may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

Certain Portfolios may write covered call options. This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

The Portfolios may enter into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

(c) Certain Portfolios may enter into futures contracts. The Portfolios are subject to equity price risk in the normal course of pursuing their investment objective. To manage equity price risk, the Portfolios may enter into futures contracts. Upon entering into a futures contract with a broker, the Portfolios are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Portfolios receive from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Portfolios recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Portfolios’ portfolio of investments.

(d) Certain Portfolios may enter into foreign currency exchange contracts. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments.

(e) Swap Agreements – Certain portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), commodity or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the re turn on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Portfolios amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Portfolios segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

(f) Short Sales – Certain portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

(g) Other Investment Companies or Exchange Traded Funds – Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Portfolio invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at August 31, 2018, were as follows:

			Location of derivatives on
			Statements of Assets and	Fair value of asset/liability
Fund	Derivative	Risk Type	Liabilities	derivatives
James Alpha Macro
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forward currency exchange contracts	$401
			Unrealized depreciation on forward currency exchange contracts	(9,459)
	Swap Contracts	Equity	Unrealized depreciation on swaps	(104,283)
			Totals	$(113,341)
James Alpha Managed Risk Domestic Equity
	Put options purchased	Equity	Investments, at value	$295,525
	Put options written	Equity	Options written	(105,375)
	Call options written	Equity	Options written	(212,940)
			Totals	$(22,790)
James Alpha Managed Risk Emerging Market Equity
	Put options purchased	Equity	Investments, at value	$258,000
	Put options written	Equity	Options written	(39,500)
	Call options written	Equity	Options written	(55,550)
	Swap Contracts	Equity	Unrealized depreciation on swaps	—
			Totals	$162,950
James Alpha Hedged High Income
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forwards	$(13,380)
	Futures Contracts	Interest Rate	Unrealized appreciation on futures	4,774
	Futures Contracts	Interest Rate	Unrealized depreciation on futures	(32,446)
	Swap Contracts	Interest Rate	Unrealized depreciation on swaps	(55,866)
			Totals	$(96,918)

James Alpha Global Real Estate Investments
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forwards	$(337)
			Totals	$(337)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

The effect of derivative instruments on the Statements of Operations for the period ended August 31, 2018, were as follows:

Realized and unrealized gain
Portfolio	Derivative	Location of gain (loss) on derivatives	Risk Type	(loss) on derivatives
James Alpha Macro
Swaps Contracts
Net realized gain on swaps
Equity	$9,067
Net change in unrealized depreciation on swaps
Equity	$(58,376)
Forward Contracts
Net realized gain on Investments
Foreign Exchange	$43,097
Net change in unrealized depreciation on forward contracts
Foreign Exchange	$(1,921)

James Alpha Global Real Estate
Forward Contracts
Net change in unrealized appreciation on foreign currency transactions
Foreign Exchange	$538
James Alpha Multi Strategy Alternative Income
Options
Net realized loss on options purchased
Equity	$(2,597)
Net realized gain on options written
Equity	1,531
Totals	$(1,066)
Net change in unrealized appreciation on options purchased
Equity	1,286
Net change in unrealized appreciation on options written
Equity	308
Totals	$1,594
Forward Contracts
Net realized loss from foreign currency transactions
Foreign Exchange	$(16,541)
Net change in unrealized appreciation on foreign currency transactions
Foreign Exchange	$358
James Alpha Managed Risk Domestic Equity
Options
Net realized loss on options purchased
Equity	$(2,025,630)
Net realized gain on options written
Equity	355,856
Totals	$(1,669,774)
Net change in unrealized depreciation on options purchased
Equity	(25,608)
Net change in unrealized depreciation on options written
Equity	(19,382)
Totals	$(44,990)
Swaps
Net realized gain on swaps
Equity	$862,560
Net change in unrealized depreciation on swaps
Equity	$(2,769)
James Alpha Managed Risk Emerging Markets Equity
Options
Net realized loss on options purchased
Equity	$(1,436,144)
Net realized gain on options written
Equity	966,383
Totals	$(469,761)
Net change in unrealized appreciation on options purchased
Equity	195,204
Net change in unrealized appreciation on options written
Equity	12,633
Totals	$207,837
Swaps
Net realized loss on swaps
Equity	$(66,235)
Net change in unrealized depreciation on swaps

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

				Realized and unrealized gain
Portfolio	Derivative	Location of gain (loss) on derivatives	Risk Type	(loss) on derivatives
James Alpha Hedged High Income
	Futures
		Net realized gain from futures contracts
			Interest Rate	$33,576
		Net change in unrealized appreciation on futures contracts
			Interest Rate	$(13,297)

	Swaps
		Net realized loss from swaps
			Interest Rate	$(129,538)
		Net change in unrealized appreciation on swaps
			Interest Rate	$(37,393)

	Forward Contracts
		Net realized loss from forward contracts
			Foreign Exchange	$102,991
		Net change in unrealized appreciation on forward contracts
			Foreign Exchange	$(7,345)

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

The following table presents the Portfolios’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of August 31, 2018.

		Gross Amounts not offset in the
		(Consolidated) Statements of Assets and
		Liabilities
	Gross Amounts Recognized in			Cash
	(Consolidated) Statements of Assets	Financial		Collateral	Net Amount
	and Liabilities	Instruments Pledged		Pledged	of Assets
Large Capitalization Value
Description of Liability
Securities Loaned	$199,966	$199,966		$—	$—

Mid Capitalization
Description of Liability
Securities Loaned	$243,222	$243,222		$—	$—

Small Capitalization
Description of Liability
Securities Loaned	$86,479	$86,479		$—	$—

International Equity
Description of Liability
Securities Loaned	$256,819	$256,819		$—	$—

Health & Biotechnology
Description of Liability
Securities Loaned	$477,349	$477,349		$—	$—

James Alpha Macro
Description of Liability
Total Return Swaps	$104,283	$—		$104,283	$—

James Alpha Multi Strategy Alternative Income
Description of Liability
Securities Sold Short	$3,215,912	$3,215,912	(1)	$—	$—
Options Written	140	140		—	—

James Alpha Managed Risk Domestic Equity
Description of Liability
Options Written	$318,315	$318,315	(1)	$—	$—

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

		Gross Amounts not offset in the
		(Consolidated) Statements of Assets and
		Liabilities
	Gross Amounts Recognized in			Cash
	(Consolidated) Statements of Assets	Financial		Collateral	Net Amount
	and Liabilities	Instruments Pledged		Pledged	of Assets
James Alpha Managed Risk Emerging Markets Equity
Description of Liability
Options Written	$95,050	$95,050	(1)	$—	$—

James Alpha Hedged High Income
Description of Liability
Credit Default Swaps	$55,866	$—		$55,866	$—
Long Futures Contracts	4,774	4,774		—	—
Short Futures Contracts	(32,446)	4,774		27,672	—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

4.	SECURITIES LENDING

Under an agreement with the BNY Mellon Corp. (“BNY Mellon”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees to earn additional income. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers, is remitted to BNY Mellon as lending agent, and the remainder is paid to the Portfolios. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios have the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Portfolios could experience delays or losses on recovery. Additionally, the Portfolios are subject to the risk of loss from investments made with the cash received as collateral. The Portfolios manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

At August 31, 2018, the following portfolios loaned securities and received U.S. Government securities and cash collateral for the loan. This cash was invested in repurchase agreements as shown in the Schedules of Investments. The aggregate market value of the collateral shown below includes non-cash U.S Treasury securities.

	Market Value of	Market Value	Value of
Portfolio	Loaned Securities	of Collateral	Non-cash Collateral
Large Capitalization Value	$2,273,717	$2,325,682	$2,126,046
Mid Capitalization	962,662	984,219	741,383
Small Capitalization	1,074,779	1,098,271	1,012,167
International Equity	251,331	256,600	—
Health & Biotechnology	1,256,899	1,285,626	808,322

At August 31, 2018, the percentage of total investment income the Portfolios received from the investment of cash collateral retained by the lending agent, BNY Mellon, was as follows:

Percentage of Total
Portfolio	Investment Income
Large Capitalization Value	1.46%
Large Capitalization Growth	0.60%
Mid Capitalization	0.70%
Small Capitalization	8.36%
International Equity	0.33%
Health & Biotechnology	0.59%
Technology & Communications	0.68%
Investment Quality Bond	0.21%

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

5.	AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $0.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares		Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017
Large Capitalization Value
Issued	28,986	76,379	3,685	6,259	6,923	2,602
Redeemed	(151,474)	(236,560)	(4,750)	(4,645)	(11,829)	(38,900)
Reinvested from Dividends	52,276	—	517	—	3,359	—
Net Increase (Decrease) in Shares	(70,212)	(160,181)	(548)	1,614	(1,547)	(36,298)
Large Capitalization Growth
Issued	74,141	126,239	15,614	15,466	17,052	257,708
Redeemed	(237,780)	(454,668)	(30,328)	(47,568)	(82,088)	(119,915)
Reinvested from Dividends	54,812	226,370	3,527	16,766	35,257	126,020
Net Increase (Decrease) in Shares	(108,827)	(102,059)	(11,187)	(15,336)	(29,779)	263,813
Mid Capitalization
Issued	60,194	78,812	8,520	6,812	3,211	9,698
Redeemed	(161,369)	(255,955)	(33,500)	(25,890)	(44,773)	(32,157)
Reinvested from Dividends	58,977	60,840	14,498	14,846	8,455	8,977
Net Increase (Decrease) in Shares	(42,198)	(116,303)	(10,482)	(4,232)	(33,107)	(13,482)
Small Capitalization
Issued	53,328	105,625	1,175	9,475	5,464	5,063
Redeemed	(194,806)	(307,865)	(1,840)	(3,868)	(9,947)	(117,657)
Net Increase (Decrease) in Shares	(141,478)	(202,240)	(665)	5,607	(4,483)	(112,594)
International Equity
Issued	717,663	28,282	32,076	3,434	959	2,100
Redeemed	(74,848)	(137,272)	(883)	(3,388)	(3,872)	(23,946)
Reinvested from Dividends	122	2,973	—	—	—	—
Net Increase (Decrease) in Shares	642,937	(106,017)	31,193	46	(2,913)	(21,846)
Health & Biotechnology
Issued	20,733	19,981	2,175	14,609	4,680	19,597
Redeemed	(76,981)	(123,847)	(52,138)	(58,444)	(33,797)	(24,513)
Reinvested from Dividends	51,417	40,511	38,550	29,016	23,123	13,520
Net Increase (Decrease) in Shares	(4,831)	(63,355)	(11,413)	(14,819)	(5,994)	8,604
Technology & Communications
Issued	93,016	287,618	54,836	61,905	79,370	113,627
Redeemed	(212,398)	(238,608)	(169,162)	(215,286)	(67,180)	(114,114)
Reinvested from Dividends	85,794	87,934	61,314	77,557	53,416	52,401
Net Increase (Decrease) in Shares	(33,588)	136,944	(53,012)	(75,824)	65,606	51,914
Energy & Basic Materials
Issued	34,426	10,878	257	2,038	271	446
Redeemed	(30,539)	(53,431)	(8,338)	(8,191)	(2,215)	(8,046)
Net Increase (Decrease) in Shares	3,887	(42,553)	(8,081)	(6,153)	(1,944)	(7,600)
Financial Services
Issued	14,960	46,845	97	1,741	311	187
Redeemed	(61,851)	(54,131)	(2,807)	(3,505)	(768)	(9,470)
Net Increase (Decrease) in Shares	(46,891)	(7,286)	(2,710)	(1,764)	(457)	(9,283)
Investment Quality Bond
Issued	36,448	93,034	730	5,079	4,076	4,347
Redeemed	(185,707)	(236,723)	(2,928)	(2,899)	(4,606)	(8,638)
Reinvested from Dividends	8,247	8,543	125	96	452	284
Net Increase (Decrease) in Shares	(141,012)	(135,146)	(2,073)	2,276	(78)	(4,007)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

	Class I Shares		Class A Shares			Class C Shares
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31, 2018	August 31, 2017	August 31, 2018		August 31, 2017	August 31, 2018	August 31, 2017
Municipal Bond
Issued	4,487	13,121	—		—	2,459	856
Redeemed	(10,426)	(19,883)	—		(963)	(4,182)	(1,699)
Reinvested from Dividends	321	3,357	—	**	— **	44	1,071
Net Increase (Decrease) in Shares	(5,618)	(3,405)	—		(963)	(1,679)	228
U.S. Government Money Market
Issued	2,885,859	4,118,933	1,114,277		314,104	431,922	113,402
Redeemed	(4,899,863)	(7,247,642)	(930,827)		(250,056)	(449,748)	(140,688)
Reinvested from Dividends	24,910	1,093	1,209		25	1,568	57
Net Increase (Decrease) in Shares	(1,989,094)	(3,127,616)	184,659		64,073	(16,258)	(27,229)
Aggressive Balanced Allocation
Issued	60,717	—	1		—	1	—
Redeemed	(2,475)	—	—		—	—	—
Reinvested from Dividends	—	—	—		—	—	—
Net Increase (Decrease) in Shares	58,242	—	1		—	1	—
Conservative Balanced Allocation
Issued	91,828	—	1		—	1	—
Redeemed	(1,143)	—	—		—	—	—
Reinvested from Dividends	—	—	—		—	—	—
Net Increase (Decrease) in Shares	90,685	—	1		—	1	—
Moderate Balanced Allocation
Issued	56,396	—	1		—	1	—
Redeemed	—	—	—		—	—	—
Reinvested from Dividends	—	—	—		—	—	—
Net Increase (Decrease) in Shares	56,396	—	1		—	1	—
Moderately Aggressive Balanced Allocation
Issued	38,583	—	1		—	1	—
Redeemed	(272)	—	—		—	—	—
Reinvested from Dividends	—	—	—		—	—	—
Net Increase (Decrease) in Shares	38,311	—	1		—	1	—
Moderately Conservative Balanced Allocation
Issued	72,464	—	1		—	1	—
Redeemed	—	—	—		—	—	—
Reinvested from Dividends	—	—	—		—	—	—
Net Increase (Decrease) in Shares	72,464	—	1		—	1	—

**	Amount represents less than 0.5 shares.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

	Class I Shares		Class A Shares		Class C Shares		Class S Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017
James Alpha Macro
Issued	69,696	108,042	4,071	10,343	4,321	16,553	606,640	11,937
Redeemed	(243,489)	(425,903)	(30,385)	(34,877)	(17,188)	(103,572)	(112,389)	—
Reinvested from Dividends	—	—	—	—	—	—	—	—
Net Decrease in Shares	(173,793)	(317,861)	(26,314)	(24,534)	(12,867)	(87,019)	494,251	11,937

James Alpha Global Real Estate Investments
Issued	18,465,633	7,154,146	2,399,925	1,685,737	1,056,818	747,535	1,207,032	14,859
Redeemed	(5,146,843)	(5,984,543)	(1,924,906)	(2,479,469)	(830,998)	(1,145,043)	(168,477)	(225)
Reinvested from Dividends	1,166,464	939,091	414,826	405,242	281,442	283,551	46,492	—
Net Increase (Decrease) in Shares	14,485,254	2,108,694	889,845	(388,490)	507,262	(113,957)	1,085,047	14,634

James Alpha Multi Strategy Alternative Income
Issued	6,922	4,473	16	2,374	1,169	9,462	374,202	10,020
Redeemed	(318,562)	(199,651)	(3,417)	(2,951)	(10,050)	(13,065)	(60,911)	—
Reinvested from Dividends	55,262	63,706	357	485	964	1,177	8,190	—
Net Increase (Decrease) in Shares	(256,378)	(131,472)	(3,044)	(92)	(7,917)	(2,426)	321,481	10,020

James Alpha Managed Risk Domestic Equity
Issued	7,194	55,342	2,213	12,408	3,768	5,551	2,107,952	36,317
Redeemed	(122,847)	(152,168)	(17,572)	(61,868)	(4,236)	(17,741)	(240,873)	(747)
Reinvested from Dividends	7,157	390	585	—	549	—	16,521	—
Net Increase (Decrease) in Shares	(108,496)	(96,436)	(14,774)	(49,460)	81	(12,190)	1,883,600	35,570

James Alpha Managed Risk Emerging Markets Equity
Issued	20,204	283,117	482	396	371	2,729	261,890	4,485
Redeemed	(330,686)	(284,862)	(5,120)	(14)	(1,967)	(1,605)	(22,189)	—
Reinvested from Dividends	30,128	699	999	—	887	—	5,432	—
Net Increase in Shares	(280,354)	(1,046)	(3,639)	382	(709)	1,124	245,133	4,485

James Alpha Hedged High Income
Issued	1,751,731	630,985	265,236	72,309	32,342	23,101	4,549,850	66,394
Redeemed	(957,178)	(375,121)	(93,960)	(73,027)	(19,809)	(11,009)	(527,445)	(853)
Reinvested from Dividends	85,937	65,643	7,194	4,751	711	351	92,999	—
Net Increase in Shares	880,490	321,507	178,470	4,033	13,244	12,443	4,115,404	65,541

	Class I			Class A	Class C	Class S
	Period Ended	Year Ended	Year Ended	Period Ended	Period Ended	Period Ended
	August 31, 2018	March 31, 2018	March 31, 2017	August 31, 2018	August 31, 2018	August 31, 2018
James Alpha Momentum
Issued	514,835	3,571,768	2,136,393	1	1	1
Redeemed	(1,237,106)	(2,042,770)	(821,719)	—	—	—
Reinvested from Dividends	—	547,062	570,268	—	—	—
Net Increase in Shares	(722,271)	2,076,060	1,884,942	1	1	1

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at August 31, 2018, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Large Capitalization Value	$16,003,473	$948,966	$(700,541)	$248,425
Large Capitalization Growth	31,342,996	10,495,462	(174,215)	10,321,247
Mid Capitalization	10,290,332	3,560,807	(460,400)	3,100,407
Small Capitalization	6,373,391	1,440,719	(96,828)	1,343,891
International Equity	12,058,023	585,753	(892,536)	(306,783)
Health & Biotechnology	13,746,814	5,224,025	(1,013,055)	4,210,970
Technology & Communications	26,348,932	32,257,687	(255,917)	32,001,770
Energy & Basic Materials	1,964,065	365,249	(34,505)	330,744
Financial Services	1,022,150	589,294	(21,527)	567,767
Investment Quality Bond	4,994,686	1,223	(22,902)	(21,679)
Municipal Bond	786,391	499	(1,192)	(693)
U.S. Government Money Market	8,657,000	—	—	—
Aggressive Balanced Allocation	579,403	25,885	(5,320)	20,565
Conservative Balanced Allocation	913,309	23,531	(2,862)	20,669
Moderate Balanced Allocation	591,073	18,178	(3,595)	14,583
Moderately Aggressive Balanced Allocation	387,515	12,716	(4,090)	8,626
Moderately Conservative Balanced Allocation	719,953	24,620	(5,496)	19,124
James Alpha Macro	11,620,025	57,755	(294,270)	(236,515)
James Alpha Global Real Estate Investments	897,660,676	20,740,285	(99,349,910)	(78,609,625)
James Alpha Multi Strategy Alternative Income	15,019,949	2,266,127	(1,651,080)	615,047
James Alpha Managed Risk Domestic Equity	23,227,887	1,391,729	(105,590)	1,286,139
James Alpha Managed Risk Emerging Markets Equity	6,557,453	37,540	(128,759)	(91,219)
James Alpha Hedged High Income	66,439,340	829,009	(2,330,258)	(1,501,249)
James Alpha Momentum	71,882,545	3,463,303	(370,144)	3,093,159

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the period ended August 31, 2018 (for the period ended December 31, 2017 for the James Alpha Global Real Estate Investments Portfolio) was as follows:

For fiscal year ended	Ordinary	Exempt	Long-Term	Return of
8/31/2018	Income	Income	Capital Gains	Capital	Total
Large Capitalization Value	$422,486	$—	$152,534	$747,170	$1,322,190
Large Capitalization Growth	200,100	—	2,150,159	—	2,350,259
Mid Capitalization	16,217	—	1,017,612	—	1,033,829
Small Capitalization	—	—	—	—	—
International Equity	1,388	—	—	—	1,388
Health & Biotechnology	—	—	2,827,827	—	2,827,827
Technology & Communications	104,762	—	3,889,815	—	3,994,577
Energy & Basic Materials	—	—	—	—	—
Financial Services	—	—	—	—	—
Investment Quality Bond	43,639	—	45,434	—	89,073
Municipal Bond	360	3,033	—	—	3,393
U.S. Government Money Market	28,143	—	—	—	28,143
Aggressive Balanced Allocation	—	—	—	—	—
Conservative Balanced Allocation	—	—	—	—	—
Moderate Balanced Allocation	—	—	—	—	—
Moderately Aggressive Balanced Allocation	—	—	—	—	—
Moderately Conservative Balanced Allocation	—	—	—	—	—
James Alpha Macro	—	—	—	—	—
James Alpha Global Real Estate Investments	46,835,364	—	1,406,514	—	48,241,878
James Alpha Multi Strategy Alternative Income	—	—	—	592,158	592,158
James Alpha Managed Risk Domestic Equity	308,978	—	—	—	308,978
James Alpha Managed Risk Emerging Markets Equity	693,736	—	—	—	693,736
James Alpha Hedged High Income	1,811,018	—	—	270,043	2,081,061
James Alpha Momentum	—	—	—	—	—

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

The tax character of dividends paid during the period ended August 31, 2017 (for the period ended March 31, 2018 for the James Alpha Momentum Portfolio and for the period ended December 31, 2016 for the James Alpha Global Real Estate Investments Portfolio) was as follows:

For fiscal year ended	Ordinary	Exempt	Long-Term	Return of
8/31/2017	Income	Income	Capital Gains	Capital	Total
Large Capitalization Value	$—	$—	$—	$—	$—
Large Capitalization Growth	641,193	—	7,264,633	—	7,905,826
Mid Capitalization	—	—	1,051,550	—	1,051,550
Small Capitalization	—	—	—	—	—
International Equity	29,062	—	—	—	29,062
Health & Biotechnology	—	—	2,226,747	—	2,226,747
Technology & Communications	245,638	—	3,520,835	—	3,766,473
Energy & Basic Materials	—	—	—	—	—
Financial Services	—	—	—	—	—
Investment Quality Bond	61,190	—	30,412	—	91,602
Municipal Bond	21,164	4,579	15,293	—	41,036
U.S. Government Money Market	1,160	—	—	—	1,160
Aggressive Balanced Allocation	—	—	—	—	—
Conservative Balanced Allocation	—	—	—	—	—
Moderate Balanced Allocation	—	—	—	—	—
Moderately Aggressive Balanced Allocation	—	—	—	—	—
Moderately Conservative Balanced Allocation	—	—	—	—	—
James Alpha Macro	—	—	—	—	—
James Alpha Global Real Estate Investments	34,677,182	—	4,280,554	—	38,957,736
James Alpha Multi Strategy Alternative Income	328,190	—	—	260,191	588,381
James Alpha Managed Risk Domestic Equity	5,385	—	—	—	5,385
James Alpha Managed Risk Emerging Markets Equity	13,861	—	—	—	13,861
James Alpha Hedged High Income	726,558	—	—	—	726,558
James Alpha Momentum	5,254,275	—	314,813	—	5,569,088

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and short-term capital gains, reclassification of Fund distributions, foreign currency exchange gains (losses), paydowns, real estate investment trusts, partnerships, swap gains (losses), C-Corporation return of capital distributions, capitalization in lieu of dividend payments, trust preferred securities, and adjustments for passive foreign investment companies and expiration of capital loss carryforwards, resulted in reclassification for the tax year ended August 31, 2018 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2017 reclassifications for permanent book and tax differences have been adjusted for August 31, 2018 activity) as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Large Capitalization Value	$—	$(32,795)	$32,795
Large Capitalization Growth	(211)	166,938	(166,727)
Mid Capitalization	(6,935)	31,669	(24,734)
Small Capitalization	39	57,892	(57,931)
International Equity	(1,801,080)	854	1,800,226
Health & Biotechnology	(42,075)	125,042	(82,967)
Technology & Communications	(115,620)	159,771	(44,151)
Energy & Basic Materials	(297,713)	6,044	291,669
Financial Services	(324,969)	43,557	281,412
Investment Quality Bond	—	(56)	56
Municipal Bond	(1)	—	1
U.S. Government Money Market	—	—	—
Aggressive Balanced Allocation	—	—	—
Conservative Balanced Allocation	—	—	—
Moderate Balanced Allocation	—	—	—
Moderately Aggressive Balanced Allocation	—	—	—
Moderately Conservative Balanced Allocation	—	—	—
James Alpha Macro	(26,045)	93,000	(66,955)
James Alpha Global Real Estate Investments	—	8,059,084	(8,059,084)
James Alpha Multi Strategy Alternative Income	(150,643)	75,994	74,649
James Alpha Managed Risk Domestic Equity	—	862,560	(862,560)
James Alpha Managed Risk Emerging Markets Equity	—	(66,235)	66,235
James Alpha Hedged High Income	—	(169,100)	169,100
James Alpha Momentum	—	—	—

Net assets were unaffected by the above reclassifications.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

As of each of the Portfolio’s tax year-ended August 31, 2018 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2017 components of distributable earnings have been adjusted for August 31, 2018 activity), the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Large Capitalization Value	$963,466	$—	$—	$—	$—	$248,425	$1,211,891
Large Capitalization Growth	668,949	3,437,838	—	—	—	10,321,247	14,428,034
Mid Capitalization	—	670,804	—	—	—	3,100,407	3,771,211
Small Capitalization	58,521	774,095	—	—	—	1,343,891	2,176,507
International Equity	61,874	—	—	(1,030,805)	—	(306,826)	(1,275,757)
Health & Biotechnology	—	2,723,164	(29,920)	—		4,210,970	6,904,214
Technology & Communications	—	2,150,287	(274,784)	—	—	32,001,770	33,877,273
Energy & Basic Materials	—	—	(10,774)	(767,054)	—	330,747	(447,081)
Financial Services	—	—	—	(38,517)	—	567,767	529,250
Investment Quality Bond	25,822	—	(31,995)	—	—	(21,679)	(27,852)
Municipal Bond	—	—	(13,119)	(8,229)	—	(693)	(22,041)
U.S. Government Money Market	4,413	—	—	—	(3,617)	—	796
Aggressive Balanced Allocation	2,526	—	—	—	—	20,565	23,091
Conservative Balanced Allocation	2,904	—	—	—	—	20,669	23,573
Moderate Balanced Allocation	2,273	—	—	—	—	14,583	16,856
Moderately Aggressive Balanced Allocation	1,229	—	—	—	—	8,626	9,855
Moderately Conservative Balanced Allocation	2,205	—	—	—	—	19,124	21,329
James Alpha Macro	—	—	(38,494)	(1,295,999)	(903,529)	(236,570)	(2,474,592)
James Alpha Global Real Estate Investments	30,752,051	—	—	—	—	(78,637,732)	(47,885,681)
James Alpha Multi Strategy Alternative Income	—	—	(100,521)	—	(2,462)	615,736	512,753
James Alpha Managed Risk Domestic Equity	690,320	—	(378,423)	(84,917)	(185,802)	1,286,139	1,327,317
James Alpha Managed Risk Emerging Markets Equity	30,059	801,847	(371,000)	—	(51)	(91,219)	369,636
James Alpha Hedged High Income	—	—	(2,886)	(1,465,099)	—	(1,502,535)	(2,970,520)
James Alpha Momentum	1,988,617	—	—	(1,943,623)	—	3,093,159	3,138,153

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales and straddles, adjustments for a wholly owned subsidiary, mark-to-market on open forward foreign currency contracts, futures and swap contracts, passive foreign investment companies and adjustments for partnerships, real estate investment trusts, deemed dividend distributions, perpetual bond securities, trust preferred securities, C-Corporations and defaulted bond adjustments. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles, and dividends payable. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $43, $(3), $(55), $28,107, $689 and $(1,286) for the International Portfolio, Energy & Basic Portfolio, James Alpha Macro Portfolio, James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi-Strategy Alternative Income Portfolio and James Alpha Hedged High Income Portfolio respectively.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such late year losses as follows:

Late Year
Losses
Large Capitalization Value	$—
Large Capitalization Growth	—
Mid Capitalization	—
Small Capitalization	—
International Equity	—
Health & Biotechnology	29,920
Technology & Communications	274,784
Energy & Basic Materials	10,774
Financial Services	—
Investment Quality Bond	—
Municipal Bond	—
U.S. Government Money Market	—
Aggressive Balanced Allocation	—
Conservative Balanced Allocation	—
Moderate Balanced Allocation	—
Moderately Aggressive Balanced Allocation	—
Moderately Conservative Balanced Allocation	—
James Alpha Macro	—
James Alpha Global Real Estate Investments	—
James Alpha Multi Strategy Alternative Income	100,521
James Alpha Managed Risk Domestic Equity	—
James Alpha Managed Risk Emerging Markets Equity	371,000
James Alpha Hedged High Income	—
James Alpha Momentum	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such capital losses as follows:

Post October
Losses
Large Capitalization Value	$—
Large Capitalization Growth	—
Mid Capitalization	—
Small Capitalization	—
International Equity	—
Health & Biotechnology	—
Technology & Communications	—
Energy & Basic Materials	—
Financial Services	—
Investment Quality Bond	31,995
Municipal Bond	13,119
U.S. Government Money Market	—
Aggressive Balanced Allocation	—
Conservative Balanced Allocation	—
Moderate Balanced Allocation	—
Moderately Aggressive Balanced Allocation	—
Moderately Conservative Balanced Allocation	—
James Alpha Macro	38,494
James Alpha Global Real Estate Investments	—
James Alpha Multi Strategy Alternative Income	—
James Alpha Managed Risk Domestic Equity	378,423
James Alpha Managed Risk Emerging Markets Equity	—
James Alpha Hedged High Income	2,886
James Alpha Momentum	—

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

The performance of the Municipal Bond Portfolio will be directly affected by the performance of the Vanguard Short Term Tax Exempt Fund Admiral. The financial statements of the Vanguard Short Term Tax Exempt Fund Admiral, including the portfolio of investments, can be found on the Securities and Exchange Commission’s

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2018 (Continued)

(“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2018, the percentage of net assets invested in the Vanguard Short Term Tax Exempt Fund Admiral was 81.5%.

The performance of the Conservative Balanced Allocation Portfolio and the Moderate Balanced Allocation Portfolio will be directly affected by the performance of the Dreyfus Institutional Preferred Government Money Market – Institutional Class. The financial statements of the Dreyfus Institutional Preferred Government Money Market – Institutional Class, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2018, the percentage of net assets invested in the Dreyfus Institutional Preferred Government Money Market – Institutional Class was 32.9% and 32.2%.

The performance of the James Alpha Macro Portfolio will be directly affected by the performance of the Dreyfus Institutional Preferred Government Money Market – Institutional Class. The financial statements of the Dreyfus Institutional Preferred Government Money Market – Institutional Class, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2018, the percentage of net assets invested in the Dreyfus Institutional Preferred Government Money Market – Institutional Class was 26.9%.

The performance of the James Alpha Managed Risk Domestic Equity Portfolio will be directly affected by the performance of the SPDR S&P 500 ETF Trust. The Trust seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. The financial statements of the SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2018, the percentage of net assets invested in the SPDR S&P 500 ETF Trust was 80.3%.

The performance of the James Alpha Managed Risk Emerging Markets Equity Portfolio will be directly affected by the performance of the iShares MSCI Emerging Markets ETF. The iShares MSCI Emerging Markets ETF seeks to track the investment results of an index composed of large and mid-capitalization emerging market equities. The financial statements of the iShares MSCI Emerging Markets ETF, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2018, the percentage of net assets invested in the iShares MSCI Emerging Markets ETF was 62.0%.

The performance of the James Alpha Momentum Portfolio will be directly affected by the performance of the iShares Core S&P Small-Cap ETF. The financial statements of the iShares Core S&P Small-Cap ETF, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2018, the percentage of net assets invested in the iShares Core S&P Small-Cap ETF was 27.1%.

9.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of August 31, 2018 the below entities held more than 25% of the voting securities for each of the Funds listed.

	UBS Wealth Management *	Denis Nayden	National Financial Services *	Pershing, LLC. *	First National Bank *	Mid Atlantic Trust Company FBO *	Wells Fargo Clearing Services *	TD Ameritrade Trust Company *
Technology & Communications	26.57%	-	-	-	-	-	-	-
U.S. Government Money Market	-	-	-	-	63.10%	-	-	-
James Alpha Global Real Estate Investments	-	-	-	-	-	-	28.30%	-
James Alpha Multi Strategy Alternative Income	-	73.13%	-	-	-	-	-	-
James Alpha Hedged High Income	-	-	65.61%	-	-	-	-	-
Aggressive Balanced Allocation	-	-	-	-	68.04%	29.20%	-	-
Conservative Balanced Allocation	-	-	-	-	56.11%	23.74%	-	-
Moderate Balanced Allocation Portfolio	-	-	-	26.75%	36.16%	37.08%	-	-
Moderately Aggressive Balanced Allocation	-	-	-	-	-	76.08%	-	-
James Alpha Momentum	-	-	-	-	-	-	-	95.17%

*	Comprised of multiple investors and accounts

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined no events or transactions occurred requiring adjustment or disclosure in the financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Large Capitalization Value Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$22.97	$20.23	$21.15	$22.17		$16.38
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.01	(0.02)	0.01	(0.00	) **	(0.06)
Net realized and unrealized gain (loss)	0.69	2.76	(0.48)	(1.02)		5.87
Total from investment operations	0.70	2.74	(0.47)	(1.02)		5.81
Dividends and Distributions:
Dividends from net investment income	—	—	—	—		(0.02)
Distributions from realized gains	(0.78)	—	(0.45)	—		—
Distributions from return of capital	(1.02)	—	—	—		—
Total dividends and distributions	(1.80)	—	(0.45)	—		(0.02)
Redemption Fees	—	—	—	—		— **
Net Asset Value, End of Year	$21.87	$22.97	$20.23	$21.15		$22.17
Total Return*	3.20%	13.54%	(2.15)%	(4.60)%		35.46%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$498	$536	$439	$522		$212
Ratio of gross operating expenses to average net assets (2)	1.61%	1.64%	1.64%	1.59%		1.61%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.03%	(0.09)%	0.07%	(0.01)%		(0.31)%
Portfolio Turnover Rate	100%	65%	79%	101%		104%

	Large Capitalization Growth Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$24.00	$25.58	$26.13	$25.63		$21.40
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.11)	(0.11)	0.13	(0.04)		(0.02)
Net realized and unrealized gain (loss)	7.20	3.56	2.04	1.88		5.06
Total from investment operations	7.09	3.45	2.17	1.84		5.04
Dividends and Distributions:
Dividends from net investment income	—	(0.14)	—	—		(0.03)
Distributions from realized gains	(1.55)	(4.89)	(2.72)	(1.34)		(0.78)
Total dividends and distributions	(1.55)	(5.03)	(2.72)	(1.34)		(0.81)
Redemption Fees	—	—	—	—	**	— **
Net Asset Value, End of Year	$29.54	$24.00	$25.58	$26.13		$25.63
Total Return*	30.78%	16.60%	8.46%	7.20%		23.86%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,783	$1,717	$2,222	$1,959		$2,840
Ratio of gross operating expenses to average net assets (3)	1.54%	1.63%	1.62%	1.55%		1.59%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.41)%	(0.45)%	0.52%	(0.17)%		(0.09)%
Portfolio Turnover Rate	74%	97%	160%	27%		14%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Value Portfolio:

1.61%	1.64%	1.64%	1.59%	1.52%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Growth Portfolio:

1.54%	1.63%	1.62%	1.55%	1.59%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Mid Capitalization Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$11.66	$11.88	$12.93	$14.51	$12.91
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.01)	—	(0.06)	(0.07)	(0.13)
Net realized and unrealized gain (loss)	1.43	0.68	(0.41)	0.60	3.22
Total from investment operations	1.42	0.68	(0.47)	0.53	3.09
Dividends and Distributions:
Dividends from net investment income	(0.01)	—	—	—	—
Distributions from realized gains	(0.95)	(0.90)	(0.58)	(2.11)	(1.49)
Total dividends and distributions	(0.96)	(0.90)	(0.58)	(2.11)	(1.49)
Redemption Fees	—	—	— **	— **	—
Net Asset Value, End of Year	$12.12	$11.66	$11.88	$12.93	$14.51
Total Return*	12.76%	6.02%	(3.44)%	4.08%	25.32%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$2,250	$2,288	$2,380	$3,360	$3,448
Ratio of gross operating expenses to average net assets (2)	1.85%	1.99%	2.00%	1.81%	1.87%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.06)%	0.03%	(0.50)%	(0.52)%	(0.93)%
Portfolio Turnover Rate	39%	43%	54%	38%	57%

	Small Capitalization Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$6.18	$5.31	$8.58	$9.73	$9.70
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.04)	(0.07)	(0.05)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	1.35	0.94	0.05	(0.78)	1.59
Total from investment operations	1.31	0.87	(0.00)	(0.85)	1.53
Dividends and Distributions:
Distributions from realized gains	—	—	(3.27)	(0.30)	(1.50)
Total dividends and distributions	—	—	(3.27)	(0.30)	(1.50)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$7.49	$6.18	$5.31	$8.58	$9.73
Total Return*	21.20%	16.38%	1.32%	(8.98)%	16.59%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$50	$45	$9	$11	$21
Ratio of gross operating expenses to average net assets (3)	1.94%	2.29%	2.13%	1.72%	1.76%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.60)%	(1.23)%	(0.86)%	(0.71)%	(0.66)%
Portfolio Turnover Rate	115%	127%	112%	117%	32%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Mid Capitalization Portfolio:

1.85%	1.99%	2.00%	1.81%	1.87%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Small Cap Portfolio:

1.94%	2.29%	2.13%	1.72%	1.76%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	International Equity Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$10.54	$9.38	$9.61	$11.41		$10.45
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)	(0.03)	0.01	(0.06)		(0.03)
Net realized and unrealized gain (loss)	(0.26)	1.19	(0.24)	(1.74)		1.19
Total from investment operations	(0.32)	1.16	(0.23)	(1.80)		1.16
Dividends and Distributions:
Dividends from net investment income	—	— **	— **	—		(0.20)
Total dividends and distributions	—	—	—	—		(0.20)
Redemption Fees	—	—	—	—		—
Net Asset Value, End of Year	$10.22	$10.54	$9.38	$9.61		$11.41
Total Return*	(3.04)%	12.38%	(2.38)%	(15.78)%		11.18%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$349	$31	$27	$67		$17
Ratio of gross operating expenses to average net assets (2)	2.69%	3.43%	3.05%	2.68	% (3)	2.78%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.59)%	(0.13)%	0.15%	(0.61)%		(0.23)%
Portfolio Turnover Rate	130%	69%	125%	126%		125%

	Health & Biotechnology Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$27.29	$29.51	$30.83	$30.22		$25.12
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.15)	(0.19)	(0.17)	(0.14)		(0.16)
Net realized and unrealized gain (loss)	2.13	1.08	1.90	3.47		6.84
Total from investment operations	1.98	0.89	1.73	3.33		6.68
Dividends and Distributions:
Distributions from realized gains	(4.23)	(3.11)	(3.05)	(2.72)		(1.58)
Total dividends and distributions	(4.23)	(3.11)	(3.05)	(2.72)		(1.58)
Redemption Fees	—	—	—	—	**	— **
Net Asset Value, End of Year	$25.04	$27.29	$29.51	$30.83		$30.22
Total Return*	8.43%	4.02%	6.07%	11.23%		27.47%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$5,866	$6,704	$7,687	$9,240		$7,936
Ratio of gross operating expenses to average net assets (4)	2.30%	2.33%	2.29%	2.22%		2.38%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.60)%	(0.69)%	(0.57)%	(0.43)%		(0.55)%
Portfolio Turnover Rate	13%	12%	19%	15%		14%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the International Equity Portfolio:

2.47%	3.30%	3.05%	3.26%	2.78%

(3)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.68% for the year ending August 31, 2015, for the International Equity Portfolio.

(4)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:

2.30%	2.33%	2.29%	2.22%	2.37%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Technology & Communications Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$18.97	$16.77	$16.11	$18.19		$15.63
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.18)	(0.15)	(0.04)	(0.11)		(0.18)
Net realized and unrealized gain	5.37	3.85	2.60	0.56		3.62
Total from investment operations	5.19	3.70	2.56	0.45		3.44
Dividends and Distributions:
Distributions from realized gains	(1.59)	(1.50)	(1.90)	(2.53)		(0.88)
Total dividends and distributions	(1.59)	(1.50)	(1.90)	(2.53)		(0.88)
Redemption Fees	—	—	— **	—	**	— **
Net Asset Value, End of Year	$22.57	$18.97	$16.77	$16.11		$18.19
Total Return*	28.88%	23.49%	17.28%	2.29%		22.55%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$17,671	$15,860	$15,289	$15,088		$19,787
Ratio of gross operating expenses to average net assets (2)	2.15%	2.21%	2.24%	2.20%		2.27%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.91)%	(0.86)%	(0.23)%	(0.65)%		(1.03)%
Portfolio Turnover Rate	1%	16%	37%	31%		25%

	Energy & Basic Materials Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$11.16	$10.57	$10.98	$17.18		$14.78
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.12)	(0.06)	(0.01)	(0.18)		(0.25)
Net realized and unrealized gain (loss)	2.17	0.65	(0.40)	(6.02)		2.65
Total from investment operations	2.05	0.59	(0.41)	(6.20)		2.40
Redemption Fees	—	—	—	—		— **
Net Asset Value, End of Year	$13.21	$11.16	$10.57	$10.98		$17.18
Total Return*	18.37%	5.58%	(3.73)%	(36.09)%		16.24%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$460	$479	$519	$581		$1,115
Ratio of gross operating expenses to average net assets (3)	3.93%	3.85%	3.96%	3.26	% (4)	3.04%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.95)%	(0.52)%	(0.11)%	(1.34)%		(1.55)%
Portfolio Turnover Rate	61%	54%	134%	129%		114%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Technology & Communications Portfolio:

2.15%	2.21%	2.24%	2.20%	2.25%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:

3.40%	3.40%	3.40%	3.30%	3.03%

(4)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.26% for the year ending August 31, 2015, for the Energy & Basic Materials Portfolio.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Financial Services Portfolio - Class A Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$9.91	$8.37		$8.16	$8.46	$7.29
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.19)	(0.14)		(0.10)	(0.14)	(0.13)
Gain from trade error	—	0.13		—	—	—
Net realized and unrealized gain (loss)	1.50	1.55		0.31	(0.16)	1.30
Total from investment operations	1.31	1.54		0.21	(0.30)	1.17
Redemption Fees	—	—		— **	—	—
Net Asset Value, End of Year	$11.22	$9.91		$8.37	$8.16	$8.46
Total Return*	13.22%	18.40	% +	2.57%	(3.55)%	16.05%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$113	$126		$121	$126	$133
Ratio of gross operating expenses to average net assets (2)	3.83%	3.88%		4.16%	4.00%	4.30%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.68)%	(1.54)%		(1.21)%	(1.62)%	(1.57)%
Portfolio Turnover Rate	52%	55%		73%	20%	18%

	Investment Quality Bond Portfolio - Class A Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$9.58	$9.70		$9.65	$9.83	$9.80
Income (Loss) from Investment Operations:
Net investment income (1)	0.07	0.05		0.05	0.05	0.07
Net realized and unrealized gain (loss)	(0.21)	(0.08)		0.14	(0.11)	0.10
Total from investment operations	(0.14)	(0.03)		0.19	(0.06)	0.17
Dividends and Distributions:
Dividends from net investment income	(0.07)	(0.05)		(0.05)	(0.05)	(0.07)
Distributions from realized gains	(0.07)	(0.04)		(0.09)	(0.07)	(0.07)
Total dividends and distributions	(0.14)	(0.09)		(0.14)	(0.12)	(0.14)
Redemption Fees	—	—		—	—	—
Net Asset Value, End of Year	$9.30	$9.58		$9.70	$9.65	$9.83
Total Return*	(1.52)%	(0.33)%		2.07%	(0.59)%	1.70%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$80	$103		$82	$80	$100
Ratio of gross operating expenses to average net assets (3)	1.94%	1.85%		1.76%	1.71%	1.76%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.70%	0.57%		0.50%	0.51%	0.68%
Portfolio Turnover Rate	112%	15%		37%	68%	42%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Financial Services Portfolio:

3.40%	3.40%	3.40%	3.40%	3.40%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:

1.39%	1.69%	1.60%	1.71%	1.76%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

+	Includes a reimbursement from the Advisor for a trading error without this transaction the total return would have been 16.93%.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Municipal Bond Portfolio - Class A Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2018		2017		2016		2015		2014
Net Asset Value, Beginning of Year	$9.22		$9.83		$9.68		$9.80		$9.80
Income (Loss) from Investment Operations:
Net investment income (1)	0.03		0.02		0.02		0.02		0.04
Net realized and unrealized gain (loss)	(0.30)		(0.23)		0.29		(0.07)		0.23
Total from investment operations	(0.27)		(0.21)		0.31		(0.05)		0.27
Dividends and Distributions:
Dividends from net investment income	(0.05)		(0.02)		(0.02)		(0.02)		(0.04)
Distributions from realized gains	—		(0.38)		(0.14)		(0.05)		(0.23)
Total dividends and distributions	(0.05)		(0.40)		(0.16)		(0.07)		(0.27)
Redemption Fees	—		—		—		—		—
Net Asset Value, End of Year	$8.90		$9.22		$9.83		$9.68		$9.80
Total Return*	(2.93)%		(2.02)%		3.26%		(0.46)%		2.79%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1		$1		$10		$10		$48
Ratio of gross operating expenses to average net assets (2)	4.30%		4.00%		3.34%		3.30%		3.10%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.32%		0.20%		0.19%		0.25%		0.41%
Portfolio Turnover Rate	104%		48%		142%		0%		21%

	U.S. Government Money Market Portfolio - Class A Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2018		2017		2016		2015		2014
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—
Total from investment operations	0.00		0.00		0.00	**	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—
Total dividends and distributions	(0.00)		(0.00)		(0.00	) **	(0.00	) **	(0.00	) **
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.29%		0.01%		0.01%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$460		$275		$211		$245		$214
Ratio of gross operating expenses to average net assets (3)	1.56%		1.40%		1.34%		1.33%		1.33%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.29%		0.02%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Municipal Bond Portfolio:

1.53%	1.65%	1.74%	2.27%	2.29%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:

1.16%	0.62%	0.23%	0.06%	0.05%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Aggressive Balanced Allocation Portfolio - Class A Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.04
Net realized and unrealized gain	0.39
Total from investment operations	0.43
Net Asset Value, Beginning of Period	$10.43
Total Return*		4.30%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	3.40	% (3,4)
Ratio of net operating expenses to average net assets	0.60	% (3,4)
Ratio of net investment (loss) after expense reimbursement/recoupment to average net assets	0.58	% (3,4)
Portfolio Turnover Rate	8	% (5)

	Conservative Balanced Allocation Portfolio - Class A Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.04
Net realized and unrealized gain	0.29
Total from investment operations	0.33
Net Asset Value, Beginning of Period	$10.33
Total Return*		3.30%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to
average net assets	2.97	% (3,4)
Ratio of net operating expenses to average net assets	0.72	% (3,4)
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.62	% (3,4)
Portfolio Turnover Rate	4	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	Moderate Balanced Allocation Portfolio - Class A Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (2)	0.04
Net realized and unrealized gain	0.39
Total from investment operations	0.43
Net Asset Value, End of Period	$10.43
Total Return *		4.30%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	3.11	% (3,4)
Ratio of net operating expenses to average net assets	0.61	% (3,4)
Ratio of net investment income after expenses reimbursement/recoupment to average net assets	0.58	% (3,4)
Portfolio Turnover Rate	7	% (5)

	Moderately Aggressive Balanced Allocation Portfolio - Class A Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment (loss) (2)		(0.02)
Net realized and unrealized gain	0.37
Total from investment operations	0.35
Net Asset Value, End of Period	$10.35
Total Return *		3.50%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	3.36	% (3,4)
Ratio of net operating expenses to average net assets	0.57	% (3,4)
Ratio of net investment (loss) after expenses reimbursement/recoupment to average net assets	(0.28	)% (3,4)
Portfolio Turnover Rate	0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	Moderately Conservative Balanced Allocation Portfolio - Class A Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment (loss) (2)	0.02
Net realized and unrealized gain	0.23
Total from investment operations	0.25
Net Asset Value, End of Period	$10.25
Total Return *		2.50%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	2.70	% (3,4)
Ratio of net operating expenses to average net assets	0.68	% (3,4)
Ratio of net investment (loss) after expenses reimbursement/recoupment to average net assets	0.23	% (3,4)
Portfolio Turnover Rate	0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	James Alpha Macro Portfolio - Class A Shares (Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$9.16	$9.36	$10.18	$9.82	$10.18
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.07	0.02	(0.11)	(0.07)	(0.07)
Net realized and unrealized gain (loss)	(0.11)	(0.22)	(0.59)	0.43	(0.19)
Total from investment operations	(0.04)	(0.20)	(0.70)	0.36	(0.26)
Dividends and Distributions:
Dividends from net investment income	—	—	(0.12)	—	(0.05)
Distributions from realized gains	—	—	—	—	(0.05)
Total dividends and distributions	—	—	(0.12)	—	(0.10)
Redemption Fees	—	—	— **	— **	—	**
Net Asset Value, End of Year	$9.12	$9.16	$9.36	$10.18	$9.82
Total Return*	(0.44)%	(2.14)%	(6.96)%	3.67%	(2.57)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$327	$569	$811	$1,810	$10,969
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (3)	2.61%	2.62%	2.12%	2.28%	2.26%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (4)	1.55%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets	0.71%	0.16%	(1.09)%	(0.65)%	(0.74)%
Portfolio Turnover Rate	103%	83%	241%	118%	260%

	James Alpha Global Real Estate Investments Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$18.98	$19.03	$18.80	$21.46	$20.53
Income (Loss) from Investment Operations:
Net investment income (1)	0.33	0.27	0.40	0.38	0.36
Net realized and unrealized gain (loss)	1.22	1.51	1.71	(1.04)	3.01
Total from investment operations	1.55	1.78	2.11	(0.66)	3.37
Dividends and Distributions:
Dividends from net investment income	(0.69)	(0.28)	(0.69)	(0.37)	(1.06)
Distributions from realized gains	(1.11)	(1.55)	(1.19)	(1.63)	(1.38)
Total dividends and distributions	(1.80)	(1.83)	(1.88)	(2.00)	(2.44)
Redemption Fees	—	—	— **	— **	—	**
Net Asset Value, End of Year	$18.73	$18.98	$19.03	$18.80	$21.46
Total Return*	8.75%	10.27%	11.93%	(3.38)%	17.56%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$109,634	$94,239	$101,868	$90,516	$160,884
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (5)	1.62%	1.93%	2.01%	1.98%	2.33	% (2)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (6)	1.62%	1.92%	1.99%	1.98%	2.33%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	1.80%	1.46%	2.09%	1.89%	1.72%
Portfolio Turnover Rate	204%	141%	149%	194%	219%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	During the year ended August 31, 2014 and the year ended August 31, 2013, Ascent Investment Advisors, LLC, recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.04% and 2.09%, respectively, for the James Alpha Global Real Estate Investments Portfolio.

(3)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:

2.56%	2.62%	2.12%	2.28%	2.26%

(4)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:

1.50%	1.50%	1.50%	1.50%	1.50%

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:

1.62%	1.93%	2.01%	1.98%	2.33	% (2)

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:

1.62%	1.92%	1.99%	1.98%	2.33%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	James Alpha Multi Strategy Alternative Income Portfolio - Class A Shares

				For the Period
				September 29,
	Year Ended	Year Ended	Year Ended	2014 (1) to
	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015
Net Asset Value, Beginning of Year/Period	$8.85	$9.07	$9.43	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	(0.01)	(0.02)	0.05	(0.01)
Net realized and unrealized gain (loss)	1.10	0.16	(0.29)	(0.38)
Total from investment operations	1.09	0.14	(0.24)	(0.39)
Dividends and Distributions:
Dividends from net investment income	—	—	—	—
Distributions from realized gains	—	(0.20)	(0.08)	(0.18)
Distributions from return of capital	(0.35)	(0.16)	(0.04)	—
Total dividends and distributions	(0.35)	(0.36)	(0.12)	(0.18)
Redemption Fees	—	—	—	—
Net Asset Value, End of Year/Period	$9.59	$8.85	$9.07	$9.43
Total Return*	12.62%	1.53%	(2.42)%	(4.00)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$78	$99	$102	$25
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (5)	4.35%	4.03%	3.79%	4.01	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (6)	3.63%	3.51%	3.28%	3.24	% (3)
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (6)	(0.13)%	(0.25)%	0.52%	(0.11	)% (3)
Portfolio Turnover Rate	183%	118%	124%	135	% (4)

	James Alpha Managed Risk Domestic Equity Portfolio - Class A Shares

				For the Period
				July 31,
	Year Ended	Year Ended	Year Ended	2015 (1) to
	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015
Net Asset Value, Beginning of Year/Period	$10.33	$9.94	$9.58	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.11)	(0.08)	(0.10)	(0.02)
Net realized and unrealized gain (loss)	0.81	0.46	0.49	(0.40)
Total from investment operations	0.70	0.38	0.39	(0.42)
Dividends and Distributions:
Dividends from net investment income	(0.23)	—	(0.03)	—
Total dividends and distributions	(0.23)	—	(0.03)	—
Redemption Fees	—	0.01	— **	—	**
Net Asset Value, End of Year/Period	$10.80	$10.33	$9.94	$9.58
Total Return*	6.91%	3.92%	4.09%	(4.20)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$230	$373	$850	$101
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (7,9)	2.70%	3.20%	2.57%	5.11	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (8,9)	2.76%	2.67%	2.57%	2.47	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	(1.04)%	(0.81)%	(0.98)%	(2.47	)% (3)
Portfolio Turnover Rate	84%	11%	7%	0	% (4)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:

3.47%	3.27%	3.26%	3.63%

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:

2.75%	2.75%	2.75%	2.75%

(7)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:

2.39%	2.98%	2.45%	5.09%

(8)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:

2.45%	2.45%	2.45%	2.45%

(9)	Does not include the expenses of exchange traded funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Managed Risk Emerging Markets Equity Portfolio - Class A Shares

						For the Period
						July 31,
		Year Ended	Year Ended		Year Ended	2015 (1) to
		August 31,	August 31,		August 31,	August 31,
		2018	2017		2016	2015
Net Asset Value, Beginning of Year/Period		$10.18	$9.50		$9.41	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)		(0.08)	(0.13)		(0.04)	(0.02)
Net realized and unrealized gain (loss)		0.09	0.81		0.26	(0.57)
Total from investment operations		0.01	0.68		0.22	(0.59)
Dividends and Distributions:
Dividends from net investment income		(0.72)	—		(0.07)	—
Distributions from realized gains		—	—		(0.06)	—
Total dividends and distributions		(0.72)	—		(0.13)	—
Redemption Fees		—	—		— **	—
Net Asset Value, End of Year/Period		$9.47	$10.18		$9.50	$9.41
Total Return*		(0.01)%	7.16%		2.36%	(5.90)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)		$136	$183		$167	$87
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (5,9)		2.65%	2.76%		2.61%	7.44	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (6,9)		2.65%	2.70%		2.53%	2.46	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)		(0.87)%	(1.33)%		(0.42)%	(2.46	)% (3)
Portfolio Turnover Rate		335%	152%		15%	0	% (4)

	James Alpha Hedged High Income Portfolio - Class A Shares
						For the Period
			For the Fiscal			January 1,
	Year Ended	Year Ended	Period Ended		Year Ended	2014 (1) to
	August 31,	August 31,	August 31,		October 31,	October 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Year/Period	$9.46	$9.10	$9.16		$9.86	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.36	0.43	0.35		0.54	0.36
Net realized and unrealized (loss)	(0.19)	0.32	(0.08)		(0.67)	(0.14)
Total from investment operations	0.17	0.75	0.27		(0.13)	0.22
Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.39)	(0.33)		(0.53)	(0.36)
Distributions from realized gains	—	—	—		(0.04)	—
Distributions from return of capital	(0.04)	—	—			—
Total dividends and distributions	(0.38)	(0.39)	(0.33)		(0.57)	(0.36)
Net Asset Value, End of Year/Period	$9.25	$9.46	$9.10		$9.16	$9.86
Total Return*	1.84%	8.43%	3.16%		(1.32)%	2.13%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$2,931	$1,308	$1,222		$3,090	$4,190
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (7,9)	2.76%	3.12%	3.69	% (3)	3.35%	3.64	% (3)
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (8,9)	2.52%	2.39%	2.39	% (3)	2.60%	2.39	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	3.85%	4.68%	3.88	% (3)	5.66%	4.33	% (3)
Portfolio Turnover Rate	171%	106%	66	% (4)	91%	108	% (4)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:

2.45%	2.45%	2.46%	7.43	% (3)

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:

2.45%	2.45%	2.38%	2.45	% (3)

(7)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:

2.64%	2.39%	3.69%	3.35%	3.64	% (3)

(8)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:

2.39%	2.39%	2.39%	2.60%	2.39	% (3)

(9)	Does not include the expenses of exchange traded funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Momentum Portfolio - Class A

	For the Period
	June 22
	2018 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$9.88
Income (Loss) from Investment Operations:
Net investment (loss) (2)	—
Net realized and unrealized gain	0.53
Total from investment operations	0.53
Dividends and Distributions:
Dividends from net investment income	—
Distributions from realized gains	—
Total dividends and distributions	—
Redemption Fees	—
Net Asset Value, End of Period	$10.41
Total Return *	5.36	% (5)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	0.55	% (3,4)
Ratio of net operating expenses to average net assets	0.55	% (3,4)
Ratio of net investment (loss) after expenses reimbursement/recoupment to average net assets	0.00	% (3,4)
Portfolio Turnover Rate	334	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Large Capitalization Value Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$19.93	$17.66	$18.63	$19.63	$14.58
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.10)	(0.13)	(0.10)	(0.12)	(0.17)
Net realized and unrealized gain (loss)	0.58	2.40	(0.42)	(0.88)	5.22
Total from investment operations	0.48	2.27	(0.52)	(1.00)	5.05
Dividends and Distributions:
Distributions from realized gains	(0.78)	—	(0.45)	—	—
Distributions from return of capital	(1.02)	—	—	—	—
Total dividends and distributions	(1.80)	—	(0.45)	—	—
Redemption Fees	—	—	—	—	— **
Net Asset Value, End of Year	$18.61	$19.93	$17.66	$18.63	$19.63
Total Return*	2.54%	12.85%	(2.72)%	(5.09)%	34.64%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$650	$727	$1,285	$1,257	$1,047
Ratio of gross operating expenses to average net assets (2)	2.22%	2.26%	2.24%	2.17%	2.21%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.54)%	(0.71)%	(0.57)%	(0.60)%	(0.94)%
Portfolio Turnover Rate	100%	65%	79%	101%	104%

	Large Capitalization Growth Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$18.98	$21.36	$22.36	$22.24	$18.75
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.20)	(0.19)	(0.03)	(0.17)	(0.15)
Net realized and unrealized gain	5.60	2.83	1.75	1.63	4.42
Total from investment operations	5.40	2.64	1.72	1.46	4.27
Dividends and Distributions:
Dividends from net investment income	—	(0.13)	—	—	—
Distributions from realized gains	(1.55)	(4.89)	(2.72)	(1.34)	(0.78)
Total dividends and distributions	(1.55)	(5.02)	(2.72)	(1.34)	(0.78)
Redemption Fees	—	—	—	— **	— **
Net Asset Value, End of Year	$22.83	$18.98	$21.36	$22.36	$22.24
Total Return*	29.98%	15.96%	7.82%	6.57%	23.08%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$9,960	$8,844	$4,321	$3,596	$2,646
Ratio of gross operating expenses to average net assets (3)	2.14%	2.21%	2.22%	2.17%	2.20%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.00)%	(1.01)%	(0.15)%	(0.74)%	(0.72)%
Portfolio Turnover Rate	74%	97%	160%	27%	14%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Value Portfolio:

2.22%	2.26%	2.24%	2.17%	2.12%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Growth Portfolio:

2.14%	2.21%	2.22%	2.17%	2.20%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Mid Capitalization Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$9.96	$10.33	$11.40	$13.08	$11.84
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)	(0.06)	(0.11)	(0.14)	(0.19)
Net realized and unrealized gain (loss)	1.20	0.59	(0.38)	0.57	2.92
Total from investment operations	1.14	0.53	(0.49)	0.43	2.73
Dividends and Distributions:
Distributions from realized gains	(0.95)	(0.90)	(0.58)	(2.11)	(1.49)
Total dividends and distributions	(0.95)	(0.90)	(0.58)	(2.11)	(1.49)
Redemption Fees	—	—	— **	—	—
Net Asset Value, End of Year	$10.15	$9.96	$10.33	$11.40	$13.08
Total Return*	12.06%	5.43%	(4.11)%	3.69%	24.51%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$672	$989	$1,165	$963	$457
Ratio of gross operating expenses to average net assets (2)	2.47%	2.61%	2.61%	2.41%	2.47%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.64)%	(0.62)%	(1.12)%	(1.17)%	(1.54)%
Portfolio Turnover Rate	39%	43%	54%	38%	57%

	Small Capitalization Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$3.20	$2.77	$6.10	$7.05	$7.44
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.04)	(0.06)	(0.05)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	0.70	0.49	(0.01)	(0.56)	1.20
Total from investment operations	0.66	0.43	(0.06)	(0.65)	1.11
Dividends and Distributions:
Distributions from realized gains	—	—	(3.27)	(0.30)	(1.50)
Total dividends and distributions	—	—	(3.27)	(0.30)	(1.50)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$3.86	$3.20	$2.77	$6.10	$7.05
Total Return*	20.62%	15.52%	0.69%	(9.58)%	15.89%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$242	$215	$498	$381	$393
Ratio of gross operating expenses to average net assets (3)	2.54%	2.95%	2.81%	2.32%	2.35%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.20)%	(1.88)%	(1.62)%	(1.31)%	(1.26)%
Portfolio Turnover Rate	115%	127%	112%	117%	32%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Mid Capitalization Portfolio:

2.47%	2.61%	2.61%	2.41%	2.47%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Small Cap Portfolio:

2.54%	2.95%	2.81%	2.32%	2.35%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	International Equity Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$9.49	$8.50	$8.76	$10.47		$9.61
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)	(0.08)	(0.02)	(0.10)		(0.07)
Net realized and unrealized gain (loss)	(0.32)	1.07	(0.24)	(1.61)		1.07
Total from investment operations	(0.35)	0.99	(0.26)	(1.71)		1.00
Dividends and Distributions:
Dividends from net investment income	—	—	—	—		(0.14)
Total dividends and distributions	—	—	—	—		(0.14)
Redemption Fees	—	—	— **	—		—
Net Asset Value, End of Year	$9.14	$9.49	$8.50	$8.76		$10.47
Total Return*	(3.69)%	11.65%	(2.97)%	(16.33)%		10.48%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$120	$153	$322	$257		$187
Ratio of gross operating expenses to average net assets (2)	3.30%	4.20%	3.81%	3.27	% (3)	3.29%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.27)%	(0.91)%	(0.30)%	(1.05)%		(0.72)%
Portfolio Turnover Rate	130%	69%	125%	126%		125%

	Health & Biotechnology Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$23.40	$25.91	$27.59	$27.47		$23.09
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.25)	(0.30)	(0.30)	(0.29)		(0.30)
Net realized and unrealized gain (loss)	1.78	0.90	1.67	3.13		6.26
Total from investment operations	1.53	0.60	1.37	2.84		5.96
Dividends and Distributions:
Distributions from realized gains	(4.23)	(3.11)	(3.05)	(2.72)		(1.58)
Total dividends and distributions	(4.23)	(3.11)	(3.05)	(2.72)		(1.58)
Redemption Fees	—	—	—	—	**	— **
Net Asset Value, End of Year	$20.70	$23.40	$25.91	$27.59		$27.47
Total Return*	7.78%	3.40%	5.42%	10.53%		26.74%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$2,186	$2,612	$2,669	$2,360		$2,180
Ratio of gross operating expenses to average net assets (4)	2.90%	2.93%	2.90%	2.81%		2.98%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.20)%	(1.29)%	(1.17)%	(1.03)%		(1.15)%
Portfolio Turnover Rate	13%	12%	19%	15%		14%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the International Equity Portfolio:

2.95%	3.90%	3.81%	3.47%	3.29%

(3)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.27% for the year ending August 31, 2015, for the International Equity Portfolio.

(4)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:

2.90%	2.93%	2.90%	2.81%	2.97%

(5)	Annualized for periods less than one year.

(6)	Not annualized.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Technology & Communications Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$15.78	$14.26	$14.05	$16.26		$14.14
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.25)	(0.21)	(0.11)	(0.19)		(0.25)
Net realized and unrealized gain	4.40	3.23	2.22	0.51		3.25
Total from investment operations	4.15	3.02	2.11	0.32		3.00
Dividends and Distributions:
Distributions from realized gains	(1.59)	(1.50)	(1.90)	(2.53)		(0.88)
Total dividends and distributions	(1.59)	(1.50)	(1.90)	(2.53)		(0.88)
Redemption Fees	—	—	— **	—	**	— **
Net Asset Value, End of Year	$18.34	$15.78	$14.26	$14.05		$16.26
Total Return*	28.07%	22.80%	16.54%	1.71%		21.78%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$10,996	$8,425	$6,879	$6,378		$6,901
Ratio of gross operating expenses to average net assets (2)	2.75%	2.80%	2.84%	2.80%		2.87%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.50)%	(1.44)%	(0.84)%	(1.28)%		(1.62)%
Portfolio Turnover Rate	1%	16%	37%	31%		25%

	Energy & Basic Materials Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$9.23	$8.79	$9.19	$14.46		$12.52
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.17)	(0.11)	(0.07)	(0.22)		(0.29)
Net realized and unrealized gain (loss)	1.80	0.55	(0.33)	(5.05)		2.23
Total from investment operations	1.63	0.44	(0.40)	(5.27)		1.94
Redemption Fees	—	—	—	—		— **
Net Asset Value, End of Year	$10.86	$9.23	$8.79	$9.19		$14.46
Total Return*	17.66%	5.01%	(4.35)%	(36.45)%		15.49%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$56	$66	$129	$121		$168
Ratio of gross operating expenses to average net assets (3)	4.54%	4.54%	4.58%	3.86	% (4)	3.62%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.58)%	(1.20)%	(0.78)%	(1.94)%		(2.14)%
Portfolio Turnover Rate	61%	54%	134%	129%		114%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Technology & Communications Portfolio:

2.75%	2.80%	2.84%	2.80%	2.86%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:

4.00%	4.00%	4.00%	3.91%	3.61%

(4)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.86% for the year ending August 31, 2015, for the Energy & Basic Materials Portfolio.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Financial Services Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$8.78	$7.47		$7.32	$7.64	$6.62
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.22)	(0.18)		(0.14)	(0.17)	(0.16)
Gain from trade error	—	0.11		—	—	—
Net realized and unrealized gain (loss)	1.33	1.38		0.29	(0.15)	1.18
Total from investment operations	1.11	1.31		0.15	(0.32)	1.02
Redemption Fees	—	—		— **	—	—
Net Asset Value, End of Year	$9.89	$8.78		$7.47	$7.32	$7.64
Total Return*	12.64%	17.54	% +	2.05%	(4.19)%	15.41%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$68	$64		$124	$104	$43
Ratio of gross operating expenses to average net assets (2)	4.42%	4.73%		4.81%	4.61%	4.89%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(2.28)%	(2.13)%		(1.91)%	(2.18)%	(2.15)%
Portfolio Turnover Rate	52%	55%		73%	20%	18%

	Investment Quality Bond Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$9.58	$9.70		$9.66	$9.83	$9.81
Income (Loss) from Investment Operations:
Net investment income (1)	0.05	0.03		0.03	0.01	0.01
Net realized and unrealized gain (loss)	(0.20)	(0.09)		0.13	(0.10)	0.09
Total from investment operations	(0.15)	(0.06)		0.16	(0.09)	0.10
Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.02)		(0.03)	(0.01)	(0.01)
Distributions from realized gains	(0.07)	(0.04)		(0.09)	(0.07)	(0.07)
Total dividends and distributions	(0.11)	(0.06)		(0.12)	(0.08)	(0.08)
Redemption Fees	—	—		—	—	—
Net Asset Value, End of Year	$9.32	$9.58		$9.70	$9.66	$9.83
Total Return*	(1.56)%	(0.58)%		1.70%	(0.88)%	1.07%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$365	$376		$420	$392	$330
Ratio of gross operating expenses to average net assets (3)	2.54%	2.46%		2.36%	2.31%	2.36%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.54%	0.37%		0.31%	0.12%	0.15%
Portfolio Turnover Rate	112%	15%		37%	68%	42%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Financial Services Portfolio:

4.00%	4.00%	4.00%	4.00%	4.00%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:

1.56%	1.95%	1.86%	2.11%	2.27%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

+	Includes a reimbursement from the Advisor for a trading error without this transaction the total return would have been 16.06%.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Municipal Bond Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2018		2017		2016		2015		2014
Net Asset Value, Beginning of Year	$9.26		$9.84		$9.69		$9.82		$9.82
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.01		0.01		0.01		0.01
Net realized and unrealized gain (loss)	(0.29)		(0.20)		0.29		(0.08)		0.23
Total from investment operations	(0.29)		(0.19)		0.30		(0.07)		0.24
Dividends and Distributions:
Dividends from net investment income	(0.02)		(0.01)		(0.01)		(0.01)		(0.01)
Distributions from realized gains	—		(0.38)		(0.14)		(0.05)		(0.23)
Total dividends and distributions	(0.02)		(0.39)		(0.15)		(0.06)		(0.24)
Redemption Fees	—		—		—		—		—	**
Net Asset Value, End of Year	$8.95		$9.26		$9.84		$9.69		$9.82
Total Return*	(3.16	)% #	(1.81)%		3.17%		(0.67)%		2.49%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$206		$229		$241		$298		$183
Ratio of gross operating expenses to average net assets (2)	4.80%		4.59%		3.95%		4.02%		3.66%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.02%		0.13%		0.09%		0.11%		0.11%
Portfolio Turnover Rate	104%		48%		142%		0%		21%

	U.S. Government Money Market Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2018		2017		2016		2015		2014
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—
Total from investment operations	—	**	—	**	0.00	**	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—
Total dividends and distributions	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.29%		0.01%		0.01%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$507		$524		$551		$1,604		$241
Ratio of gross operating expenses to average net assets (3)	2.16%		2.00%		1.91%		2.01%		1.93%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.28%		0.02%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Municipal Bond Portfolio:

1.95%	1.73%	1.85%	2.33%	2.58%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:

1.16%	0.61%	0.21%	0.06%	0.05%

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Aggressive Balanced Allocation Portfolio - Class C Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)		(0.02)
Net realized and unrealized gain	0.45
Total from investment operations	0.43
Net Asset Value, End of Period	$10.43
Total Return*		4.30%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	3.99	% (3,4)
Ratio of net operating expenses to average net assets	1.35	% (3,4)
Ratio of net investment income after expense reimbursement/recoupment to average net assets	(0.31	)% (3,4)
Portfolio Turnover Rate	8	% (5)

	Conservative Balanced Allocation Portfolio - Class C Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)		(0.03)
Net realized and unrealized gain	0.36
Total from investment operations	0.33
Net Asset Value, End of Period	$10.33
Total Return*		3.30%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	3.71	% (3,4)
Ratio of net operating expenses to average net assets	1.47	% (3,4)
Ratio of net investment income after expense reimbursement/recoupment to average net assets	(0.43	)% (3,4)
Portfolio Turnover Rate	4	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	Moderate Balanced Allocation Portfolio - Class C Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (2)		(0.01)
Net realized and unrealized gain	0.44
Total from investment operations	0.43
Net Asset Value, End of Period	$10.43
Total Return *		4.30%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	3.85	% (3,4)
Ratio of net operating expenses to average net assets	1.36	% (3,4)
Ratio of net investment income after expenses reimbursement/recoupment to average net assets	(0.18	)% (3,4)
Portfolio Turnover Rate	7	% (5)

	Moderately Aggressive Balanced Allocation Portfolio - Class C Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (2)		(0.03)
Net realized and unrealized gain	0.38
Total from investment operations	0.35
Net Asset Value, End of Period	$10.35
Total Return *		3.50%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	4.18	% (3,4)
Ratio of net operating expenses to average net assets	1.32	% (3,4)
Ratio of net investment income after expenses reimbursement/recoupment to average net assets	(0.43	)% (3,4)
Portfolio Turnover Rate	0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	Moderately Conservative Balanced Allocation Portfolio - Class C Shares

	For the Period
	December 29,
	2017 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)		(0.03)
Net realized and unrealized gain	0.28
Total from investment operations	0.25
Net Asset Value, End of Period	$10.25
Total Return *		2.50%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	3.31	% (3,4)
Ratio of net operating expenses to average net assets	1.41	% (3,4)
Ratio of net investment income after expenses reimbursement/recoupment to average net assets	(0.51	)% (3,4)
Portfolio Turnover Rate	0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	James Alpha Macro Portfolio - Class C Shares (Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$8.80	$9.06	$9.96	$9.68	$10.07
Income (Loss) from Investment Operations:
Net investment (loss) (1)	0.01	(0.05)	(0.18)	(0.14)	(0.15)
Net realized and unrealized gain (loss)	(0.11)	(0.21)	(0.58)	0.42	(0.18)
Total from investment operations	(0.10)	(0.26)	(0.76)	0.28	(0.33)
Dividends and Distributions:
Dividends from net investment income	—	—	(0.14)	—	(0.01)
Distributions from realized gains	—	—	—	—	(0.05)
Total dividends and distributions	—	—	(0.14)	—	(0.06)
Redemption Fees	—	— **	— **	— **	— **
Net Asset Value, End of Year	$8.70	$8.80	$9.06	$9.96	$9.68
Total Return*	(1.14)%	(2.87)%	(7.70)%	2.89%	(3.24)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$740	$862	$1,676	$2,082	$2,201
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (2)	3.36%	3.37%	2.87%	3.01%	2.99%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3)	2.30%	2.25%	2.25%	2.25%	2.25%
Ratio of net investment (loss) after expense reimbursement/recoupment to average net assets	0.07%	(0.57)%	(1.82)%	(1.42)%	(1.51)%
Portfolio Turnover Rate	103%	83%	241%	118%	260%

	James Alpha Global Real Estate Investments Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$19.13	$19.15	$18.89	$21.56	$20.54
Income (Loss) from Investment Operations:
Net investment (loss) (1)	0.20	0.13	0.25	0.24	0.27
Net realized and unrealized gain (loss)	1.22	1.54	1.74	(1.05)	3.04
Total from investment operations	1.42	1.67	1.99	(0.81)	3.31
Dividends and Distributions:
Dividends from net investment income	(0.55)	(0.14)	(0.54)	(0.23)	(0.91)
Distributions from realized gains	(1.11)	(1.55)	(1.19)	(1.63)	(1.38)
Total dividends and distributions	(1.66)	(1.69)	(1.73)	(1.86)	(2.29)
Redemption Fees	—	— **	— **	— **	— **
Net Asset Value, End of Year	$18.89	$19.13	$19.15	$18.89	$21.56
Total Return*	7.90%	9.56%	11.19%	(4.07)%	17.18%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$82,262	$73,602	$75,858	$74,140	$64,588
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (4)	2.37%	2.68%	2.76%	2.74%	2.79%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (5)	2.37%	2.61%	2.67%	2.67%	2.67%
Ratio of net investment after expense reimbursement/recoupment to average net assets	1.06%	0.73%	1.35%	1.16%	1.30%
Portfolio Turnover Rate	204%	141%	149%	194%	219%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:

3.31%	3.37%	2.87%	3.01%	2.99%

(3)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:

2.25%	2.25%	2.25%	2.25%	2.25%

(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:

2.37%	2.68%	2.76%	2.74%	2.79%

(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:

2.37%	2.61%	2.67%	2.67%	2.67%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	James Alpha Multi Strategy Alternative Income Portfolio - Class C Shares
					For the Period
					September 29,
	Year Ended	Year Ended	Year Ended		2014 (1) to
	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016		2015
Net Asset Value, Beginning of Year/Period	$8.69	$8.96	$9.37		$10.00
Income (Loss) from Investment Operations:
Net investment (loss) (2)	(0.07)	(0.09)	(0.03)		(0.09)
Net realized and unrealized (loss)	1.08	0.17	(0.27)		(0.36)
Total from investment operations	1.01	0.08	(0.30)		(0.45)
Dividends and Distributions:
Dividends from net investment income	—	—	(0.00	) **	—
Distributions from realized gains	—	(0.20)	(0.08)		(0.18)
Distributions from return of capital	(0.28)	(0.15)	(0.03)		—
Total dividends and distributions	(0.28)	(0.35)	(0.11)		(0.18)
Redemption Fees	—	— **	—	**	—
Net Asset Value, End of Year/Period	$9.42	$8.69	$8.96		$9.37
Total Return *	11.88%	0.79%	(3.11)%		(4.61)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$270	$318	$350		$182
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (4,9)	5.11%	4.79%	4.50%		4.76	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (5,9)	4.38%	4.26%	3.99%		3.98	% (3)
Ratio of net investment (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	(0.84)%	(1.03)%	(0.35)%		(0.93	)% (3)
Portfolio Turnover Rate	183%	118%	124%		135	% (8)

	James Alpha Managed Risk Domestic Equity Portfolio - Class C Shares
					For the Period
					July 31,
	Year Ended	Year Ended	Year Ended		2015 (1) to
	August 31,	August 31,	August 31,		August 31,
	2018	2017	2016		2015
Net Asset Value, Beginning of Year/Period	$10.21	$9.89	$9.59		$10.00
Income (Loss) from Investment Operations:
Net investment (loss) (2)	(0.19)	(0.15)	(0.17)		(0.01)
Net realized and unrealized gain (loss)	0.81	0.46	0.48		(0.40)
Total from investment operations	0.62	0.31	0.31		(0.41)
Dividends and Distributions:
Dividends from net investment income	(0.17)	—	(0.01)		—
Total dividends and distributions	(0.17)	—	(0.01)		—
Redemption Fees	—	0.01	—	**	—
Net Asset Value, End of Year/Period	$10.66	$10.21	$9.89		$9.59
Total Return *	6.11%	3.24%	3.20%		(4.10)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$322	$307	$418		$10	(10)
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (6,9)	3.45%	3.94%	3.30%		5.86	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (7,9)	3.51%	3.42%	3.34%		3.22	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	(1.83)%	(1.52)%	(1.72)%		(3.22	)% (3)
Portfolio Turnover Rate	84%	11%	7%		0	% (8)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Annualized for periods less than one year.

(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:

4.23%	4.03%	4.01%	4.38	% (3)

(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:

3.50%	3.50%	3.50%	3.50	% (3)

(6)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:

3.14%	3.72%	3.24%	5.84	% (3)

(7)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:

3.20%	3.20%	3.20%	3.20	% (3)

(8)	Not annualized

(9)	Does not include the expenses of exchange traded funds in which the Fund invests.

(10)	Actual dollar amount

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Period)

	James Alpha Managed Risk Emerging Markets Equity Portfolio - Class C Shares
						For the Period
						July 31,
		Year Ended	Year Ended		Year Ended	2015 (1) to
		August 31,	August 31,		August 31,	August 31,
		2018	2017		2016	2015
Net Asset Value, Beginning of Year/Period		$10.06	$9.46		$9.41	$10.00
Income (Loss) from Investment Operations:
Net investment (loss) (2)		(0.14)	(0.20)		(0.11)	(0.02)
Net realized and unrealized gain (loss)		0.08	0.80		0.27	(0.57)
Total from investment operations		(0.06)	0.60		0.16	(0.59)
Dividends and Distributions:
Dividends from net investment income		(0.65)	—		(0.05)	—
Distributions from realized gains		—	—		(0.06)	—
Total dividends and distributions		(0.65)	—		(0.11)	—
Redemption Fees		—	—		— **	—
Net Asset Value, End of Year/Period		$9.35	$10.06		$9.46	$9.41
Total Return *		(0.69)%	6.34%		1.69%	(5.90)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)		$116	$132		$114	$9
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (5,9)		3.40%	3.50%		3.25%	8.19	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (6,9)		3.39%	3.45%		3.24%	3.21	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)		(1.48)%	(2.13)%		(1.22)%	(3.21	)% (3)
Portfolio Turnover Rate		335%	152%		15%	0	% (4)

	James Alpha Hedged High Income Portfolio - Class C Shares
						For the Period
			For the Fiscal			January 1,
	Year Ended	Year Ended	Period Ended		Year Ended	2014 (1) to
	August 31,	August 31,	August 31,		October 31,	October 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Year/Period	$9.45	$9.10	$9.16		$9.85	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.30	0.38	0.29		0.48	0.31
Net realized and unrealized (loss)	(0.17)	0.32	(0.06)		(0.67)	(0.16)
Total from investment operations	0.13	0.70	0.23		(0.19)	0.15
Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.35)	(0.29)		(0.46)	(0.30)
Distributions from realized gains	—	—	—		(0.04)	—
Distributions from return of capital	(0.03)	—	—		—
Total dividends and distributions	(0.32)	(0.35)	(0.29)		(0.50)	(0.30)
Redemption Fees	—	—	—		— **	—
Net Asset Value, End of Year/Period	$9.26	$9.45	$9.10		$9.16	$9.85
Total Return*	1.34%	7.76%	2.61%		(1.90)%	1.51%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$824	$717	$577		$720	$1,587
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (7,9)	3.46%	3.75%	4.40	% (3)	4.04%	4.25	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (8,9)	3.10%	2.99%	2.99	% (3)	2.99%	2.99	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	3.32%	4.06%	3.89	% (3)	4.98%	3.70	% (3)
Portfolio Turnover Rate	171%	106%	66	% (4)	91%	108	% (4)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:

3.20%	3.25%	3.02%	8.18	% (3)

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:

3.20%	3.20%	3.01%	3.20	% (3)

(7)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:

3.35%	3.75%	4.40%	4.04%	4.25	% (3)

(8)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:

2.99%	2.99%	2.99%	2.99%	2.99	% (3)

(9)	Does not include the expenses of exchange traded funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Momentum Portfolio - Class C

	For the Period
	June 22
	2018 (1) to
	August 31,
	2018
Net Asset Value, Beginning of Period	$9.88
Income (Loss) from Investment Operations:
Net investment (loss) (2)	0.03
Net realized and unrealized gain	0.50
Total from investment operations	0.53
Dividends and Distributions:
Dividends from net investment income	—
Distributions from realized gains	—
Total dividends and distributions	—
Redemption Fees	—
Net Asset Value, End of Period	$10.41
Total Return *	5.36	% (5)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	0.00	% (3,4)
Ratio of net operating expenses to average net assets	0.00	% (3,4)
Ratio of net investment (loss) after expenses reimbursement/recoupment to average net assets	1.61	% (3,4)
Portfolio Turnover Rate	334	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not

^	Net assets at end of period less than $1,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of Saratoga Advantage Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health and Biotechnology Portfolio, Technology and Communications Portfolio, Financial Services Portfolio, Energy and Basic Materials Portfolio, James Alpha Macro Portfolio, James Alpha Global Real Estate Investments Portfolio, James Alpha Multi Strategy Alternative Income Portfolio, James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Equity Portfolio, James Alpha Hedged High Income Portfolio, Aggressive Balanced Allocation Portfolio, Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio and James Alpha Momentum Portfolio (the “Funds”), each a series of Saratoga Advantage Trust(the “Trust”) , including the schedules of investments, as of August 31, 2018, the related statements of operations, the statements of changes in net assets, and financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2018, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

To the Shareholders and Board of Trustees

of Saratoga Advantage Trust

Page Two

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 30, 2018

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2018, through February 28, 2018.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 3/1/2018	Value - 8/31/2018	3/1/2018 - 8/31/2018*	[Annualized]
Actual Expenses - Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,034.80	$6.23	1.24%
Large Capitalization Value – Class A	1,000.00	1,032.80	8.24	1.63%
Large Capitalization Value – Class C	1,000.00	1,030.00	11.25	2.24%
Large Capitalization Growth – Class I	1,000.00	1,049.80	5.90	1.16%
Large Capitalization Growth – Class A	1,000.00	1,102.90	8.14	1.56%
Large Capitalization Growth – Class C	1,000.00	1,099.70	11.25	2.16%
Mid Capitalization – Class I	1,000.00	999.20	7.87	1.59%
Mid Capitalization – Class A	1,000.00	996.60	9.84	1.99%
Mid Capitalization – Class C	1,000.00	993.00	12.79	2.59%
Small Capitalization – Class I	1,000.00	1,047.20	8.44	1.66%
Small Capitalization – Class A	1,000.00	1,045.70	10.46	2.06%
Small Capitalization – Class C	1,000.00	1,039.00	13.46	2.66%
International Equity – Class I	1,000.00	1,082.40	14.97	2.90%
International Equity – Class A	1,000.00	1,081.00	17.03	3.30%
International Equity – Class C	1,000.00	1,077.20	20.09	3.90%
Health & Biotechnology – Class I	1,000.00	1,012.00	9.70	1.94%
Health & Biotechnology – Class A	1,000.00	1,010.00	11.69	2.35%
Health & Biotechnology – Class C	1,000.00	1,006.90	14.66	2.95%
Technology & Communications – Class I	1,000.00	1,082.80	9.13	1.77%
Technology & Communications – Class A	1,000.00	1,080.30	11.18	2.17%
Technology & Communications – Class C	1,000.00	1,077.10	14.25	2.77%
Energy & Basic Materials – Class I	1,000.00	1,075.20	15.69	3.00%
Energy & Basic Materials – Class A	1,000.00	1,073.10	17.76	3.40%
Energy & Basic Materials – Class C	1,000.00	1,070.00	20.87	4.00%
Financial Services – Class I	1,000.00	1,006.70	14.93	3.00%
Financial Services – Class A	1,000.00	1,005.10	16.90	3.40%
Financial Services – Class C	1,000.00	1,001.10	19.85	4.00%
Investment Quality Bond – Class I	1,000.00	1,005.70	6.12	1.23%
Investment Quality Bond – Class A	1,000.00	1,003.70	6.94	1.40%
Investment Quality Bond – Class C	1,000.00	1,002.10	7.76	1.56%
Municipal Bond – Class I	1,000.00	1,001.30	5.95	1.18%
Municipal Bond – Class A	1,000.00	999.60	6.96	1.38%
Municipal Bond – Class C	1,000.00	996.80	9.02	1.79%
U.S. Government Money Market – Class I	1,000.00	1,002.30	6.61	1.31%
U.S. Government Money Market – Class A	1,000.00	1,002.30	6.64	1.32%
U.S. Government Money Market – Class C	1,000.00	1,002.30	6.60	1.31%

SUPPLEMENTAL INFORMATION (Unaudited) ( Continued)

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 3/1/2018	Value - 8/31/2018	3/1/2018 - 8/31/2018*	[Annualized]
Actual Expenses - Table 2: (Continued)
Aggressive Balanced Allocation - Class I	1,000.00	1,052.50	6.78	0.31%
Aggressive Balanced Allocation - Class A	1,000.00	1,052.50	2.92	0.56%
Aggressive Balanced Allocation - Class C	1,000.00	1,052.50	1.60	1.31%
Conservative Balanced Allocation - Class I	1,000.00	1,040.30	2.54	0.49%
Conservative Balanced Allocation - Class A	1,000.00	1,040.30	3.78	0.74%
Conservative Balanced Allocation - Class C	1,000.00	1,040.30	7.64	1.49%
Moderate Aggressive Balanced Allocation - Class I	1,000.00	1,054.00	1.78	0.34%
Moderate Aggressive Balanced Allocation - Class A	1,000.00	1,054.00	3.07	0.59%
Moderate Aggressive Balanced Allocation - Class C	1,000.00	1,054.00	6.92	1.34%
Moderate Balanced Allocation - Class I	1,000.00	1,051.40	1.83	0.35%
Moderate Balanced Allocation - Class A	1,000.00	1,051.40	3.13	0.60%
Moderate Balanced Allocation - Class C	1,000.00	1,051.40	6.97	1.35%
Moderate Conservative Balanced Allocation - Class I	1,000.00	1,050.20	2.21	0.43%
Moderate Conservative Balanced Allocation - Class A	1,000.00	1,050.20	3.52	0.68%
Moderate Conservative Balanced Allocation - Class C	1,000.00	1,050.20	7.39	1.43%
James Alpha Macro - Class A	1,000.00	995.60	7.54	1.50%
James Alpha Macro - Class C	1,000.00	992.00	11.30	2.25%
James Alpha Macro - Class I	1,000.00	997.80	6.29	1.25%
James Alpha Macro - Class S	1,000.00	997.80	0.43	1.20%
James Alpha Global Real Estate Investments - Class A	1,000.00	1,099.70	8.57	1.62%
James Alpha Global Real Estate Investments - Class C	1,000.00	1,095.30	12.52	2.37%
James Alpha Global Real Estate Investments - Class I	1,000.00	1,102.20	6.31	1.19%
James Alpha Global Real Estate Investments - Class S	1,000.00	1,103.10	0.33	0.89%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	976.40	13.48	2.75%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	976.40	13.48	2.75%
James Alpha Multi Strategy Alternative Income - Class C	1,000.00	973.10	17.12	3.50%
James Alpha Multi Strategy Alternative Income - Class I	1,000.00	978.30	12.26	2.50%
James Alpha Multi Strategy Alternative Income - Class S	1,000.00	1,016.00	0.41	1.14%
James Alpha Managed Risk Domestic Equity - Class A	1,000.00	1,037.50	12.57	2.45%
James Alpha Managed Risk Domestic Equity - Class C	1,000.00	1,033.90	16.39	3.20%
James Alpha Managed Risk Domestic Equity - Class I	1,000.00	1,041.10	10.23	1.99%
James Alpha Managed Risk Domestic Equity - Class S	1,000.00	1,043.90	0.47	1.29%
James Alpha Managed Risk Emerging Markets Equity - Class A	1,000.00	1,056.00	12.72	2.50%
James Alpha Managed Risk Emerging Markets Equity - Class C	1,000.00	1,052.30	16.29	3.20%
James Alpha Managed Risk Emerging Markets Equity - Class I	1,000.00	1,058.90	10.16	1.99%
James Alpha Managed Risk Emerging Markets Equity - Class S	1,000.00	1,011.90	0.71	1.99%
James Alpha Hedged High Income - Class A	1,000.00	1,023.80	11.99	2.39%
James Alpha Hedged High Income - Class C	1,000.00	1,019.70	14.97	2.99%
James Alpha Hedged High Income - Class I	1,000.00	1,051.30	10.12	1.99%
James Alpha Hedged High Income - Class S	1,000.00	998.90	0.71	1.99%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value - 3/1/2018	Value - 8/31/2018	3/1/2018 - 8/31/2018*	[Annualized]
[5% Return Before Expenses] - Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,018.67	$6.18	1.24%
Large Capitalization Value – Class A	1,000.00	1,016.69	8.17	1.63%
Large Capitalization Value – Class C	1,000.00	1,013.71	11.16	2.24%
Large Capitalization Growth – Class I	1,000.00	1,019.04	5.81	1.16%
Large Capitalization Growth – Class A	1,000.00	1,017.05	7.81	1.56%
Large Capitalization Growth – Class C	1,000.00	1,014.08	10.79	2.16%
Mid Capitalization – Class I	1,000.00	1,016.92	7.94	1.59%
Mid Capitalization – Class A	1,000.00	1,014.94	9.93	1.99%
Mid Capitalization – Class C	1,000.00	1,011.96	12.91	2.59%
Small Capitalization – Class I	1,000.00	1,016.55	8.31	1.66%
Small Capitalization – Class A	1,000.00	1,014.57	10.30	2.06%
Small Capitalization – Class C	1,000.00	1,011.59	13.28	2.66%
International Equity – Class I	1,000.00	1,010.41	14.46	2.90%
International Equity – Class A	1,000.00	1,008.43	16.43	3.30%
International Equity – Class C	1,000.00	1,005.45	19.39	3.90%
Health & Biotechnology – Class I	1,000.00	1,015.15	9.72	1.94%
Health & Biotechnology – Class A	1,000.00	1,013.17	11.71	2.35%
Health & Biotechnology – Class C	1,000.00	1,010.19	14.68	2.95%
Technology & Communications – Class I	1,000.00	1,016.03	8.83	1.77%
Technology & Communications – Class A	1,000.00	1,014.05	10.82	2.17%
Technology & Communications – Class C	1,000.00	1,011.08	13.80	2.77%
Energy & Basic Materials – Class I	1,000.00	1,010.08	15.20	3.00%
Energy & Basic Materials – Class A	1,000.00	1,008.07	17.21	3.40%
Energy & Basic Materials – Class C	1,000.00	1,005.04	20.21	4.00%
Financial Services – Class I	1,000.00	1,009.92	14.95	3.00%
Financial Services – Class A	1,000.00	1,007.93	16.93	3.40%
Financial Services – Class C	1,000.00	1,004.96	19.88	4.00%
Investment Quality Bond – Class I	1,000.00	1,018.70	6.16	1.23%
Investment Quality Bond – Class A	1,000.00	1,017.87	6.99	1.40%
Investment Quality Bond – Class C	1,000.00	1,017.04	7.82	1.56%
Municipal Bond – Class I	1,000.00	1,019.26	6.01	1.18%
Municipal Bond – Class A	1,000.00	1,018.24	7.03	1.38%
Municipal Bond – Class C	1,000.00	1,016.17	9.11	1.79%
U.S. Government Money Market – Class I	1,000.00	1,018.60	6.66	1.31%
U.S. Government Money Market – Class A	1,000.00	1,018.58	6.69	1.32%
U.S. Government Money Market – Class C	1,000.00	1,018.61	6.66	1.31%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value - 3/1/2018	Value - 8/31/2018	3/1/2018 - 8/31/2018*	[Annualized]
[5% Return Before Expenses] - Table 2 (Continued):
Aggressive Balanced Allocation - Class I	1,000.00	1,018.60	6.67	0.31%
Aggressive Balanced Allocation - Class A	1,000.00	1,022.36	2.88	0.56%
Aggressive Balanced Allocation - Class C	1,000.00	1,023.64	1.58	1.31%
Conservative Balanced Allocation - Class I	1,000.00	1,022.71	2.52	0.49%
Conservative Balanced Allocation - Class A	1,000.00	1,021.50	3.75	0.74%
Conservative Balanced Allocation - Class C	1,000.00	1,017.71	7.56	1.49%
Moderate Aggressive Balanced Allocation - Class I	1,000.00	1,023.47	1.76	0.34%
Moderate Aggressive Balanced Allocation - Class A	1,000.00	1,022.21	3.03	0.59%
Moderate Aggressive Balanced Allocation - Class C	1,000.00	1,018.46	6.80	1.34%
Moderate Balanced Allocation - Class I	1,000.00	1,023.42	1.81	0.35%
Moderate Balanced Allocation - Class A	1,000.00	1,022.16	3.08	0.60%
Moderate Balanced Allocation - Class C	1,000.00	1,018.41	6.86	1.35%
Moderate Conservative Balanced Allocation - Class I	1,000.00	1,023.05	2.18	0.43%
Moderate Conservative Balanced Allocation - Class A	1,000.00	1,021.77	3.47	0.68%
Moderate Conservative Balanced Allocation - Class C	1,000.00	1,018.00	7.27	1.43%
James Alpha Macro - Class A	1,000.00	1,017.64	7.63	1.50%
James Alpha Macro - Class C	1,000.00	1,013.86	11.42	2.25%
James Alpha Macro - Class I	1,000.00	1,018.90	6.36	1.25%
James Alpha Macro - Class S **	1,000.00	1,019.14	6.12	1.20%
James Alpha Global Real Estate Investments - Class A	1,000.00	1,017.04	8.23	1.62%
James Alpha Global Real Estate Investments - Class C	1,000.00	1,013.25	12.03	2.37%
James Alpha Global Real Estate Investments - Class I	1,000.00	1,019.20	6.06	1.19%
James Alpha Global Real Estate Investments - Class S	1,000.00	1,020.70	4.55	0.89%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	1,011.16	13.71	2.75%
James Alpha Multi Strategy Alternative Income - Class C	1,000.00	1,007.44	17.42	3.50%
James Alpha Multi Strategy Alternative Income - Class I	1,000.00	1,012.40	12.47	2.50%
James Alpha Multi Strategy Alternative Income - Class S	1,000.00	1,019.13	5.72	1.14%
James Alpha Managed Risk Domestic Equity - Class A	1,000.00	1,012.87	12.42	2.45%
James Alpha Managed Risk Domestic Equity - Class C	1,000.00	1,009.09	16.19	3.20%
James Alpha Managed Risk Domestic Equity - Class I	1,000.00	1,015.18	10.10	1.99%
James Alpha Managed Risk Domestic Equity - Class S	1,000.00	1,018.73	6.54	1.29%
James Alpha Managed Risk Emerging Markets Equity - Class A	1,000.00	1,012.42	12.45	2.50%
James Alpha Managed Risk Emerging Markets Equity - Class C	1,000.00	1,008.92	15.95	3.20%
James Alpha Managed Risk Emerging Markets Equity - Class I	1,000.00	1,014.93	9.94	1.99%
James Alpha Managed Risk Emerging Markets Equity - Class S	1,000.00	1,014.93	9.94	1.99%
James Alpha Hedged High Income - Class A	1,000.00	1,012.94	11.93	2.39%
James Alpha Hedged High Income - Class C	1,000.00	1,014.93	14.94	2.99%
James Alpha Hedged High Income - Class I	1,000.00	1,014.93	9.94	1.99%
James Alpha Hedged High Income - Class S	1,000.00	1,014.93	9.94	1.99%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the days in reporting period).

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce E. Ventimiglia, 63 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	President, CEO, and Chairman of the Board of Trustees**	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	31	None

Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 76 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since September 1994	Retired	31	Trustee, Board of Harbor Beach Community Hospital (2011- present)
Udo Koopmann, 77 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired	31	None
Floyd E. Seal, 69 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired. Director of Operations, Pet Goods Manufacturing & Imports (January 2013 – 2017; Chief Executive Officer and 100% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA (1992-2012)	31	None
Stephen H. Hamrick, 66 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since January 2003	President and Chief Executive Officer, Terra Capital Markets, LLC (January 2011-Present) (broker-dealer)	31	None

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 62 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President and Secretary **	Since September 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	31	None
Jonathan W. Ventimiglia, 35 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC	31	None
James S. Vitalie, 58 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President	Since January 2011	Chief Executive Officer of James Alpha Advisors, LLC (September 2015 – Present); President of James Alpha Management, LLC (March 2008 – Present); Executive Vice President of FDX Capital LLC (June 2012-Present)	31	Board Member, The Joshua School (January 2016 – Present)
Michael J. Wagner, 67 c/o Northern Lights Compliance Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 1788	Chief Compliance Officer	Since July 2006	President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present)	31	None

*	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

**	Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***	Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

Board of Trustees (the “Board”) Meeting of April 11, 2018

The Independent Trustees discussed the information received respecting (i) the nature, quality and scope of services provided by Saratoga Capital Management (“Saratoga”), and James Alpha, and each Investment Adviser to the Portfolios; (ii) the investment performance of the Portfolios relative to comparable funds; (iii) the costs of services provided and profits realized by Saratoga and James Alpha; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the Portfolios grow and whether fee levels appropriately reflect economies of scale; and (vi) benefits realized by Saratoga and James Alpha from their relationship with the Portfolios.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Board reviewed and considered the nature, quality and scope of services provided by Saratoga. In this regard, Saratoga discussed in detail with the Trustees its methodology for selecting Investment Advisers for the Saratoga Portfolios and the procedures and criteria it utilizes in evaluating the adequacy of each Investment Adviser’s performance. The Trustees concluded that the nature and extent of the services provided by Saratoga were necessary and appropriate for the conduct of the business and investment activities of the Saratoga Portfolios. The Trustees also concluded that the overall quality of the advisory and administrative services were satisfactory.

The Trustees also evaluated the nature, quality and scope of services provided by James Alpha. The Trustees concluded that the nature and extent of the services provided by James Alpha to the James Alpha Portfolios were necessary for the conduct of the business and investment activities of the James Alpha Portfolios. The Trustees also concluded that the overall quality of services provided were satisfactory.

The Trustees also evaluated the quality of the services provided by the Investment Advisers to each Portfolio. The Board concluded that the nature, scope and quality of the services provided by each of the Advisers was satisfactory.

Comparative Performance

The performance of each of the Portfolios was compared to a Lipper or Morningstar Index of funds with investment objectives similar to that of the applicable Portfolio (each, a “benchmark”). Performance was compared over various time periods with an emphasis on longer term performance. The conclusions of the Trustees were as follows:

Large Capitalization Value: The Trustees noted that M.D. Sass Investors Services, Inc. (“M.D. Sass”) has been the Adviser to the Portfolio since August 2008, and had outperformed its benchmark from then through February 28, 2015. The Trustees further noted that for the last three years ended February 28, 2018 the Portfolio underperformed its benchmark, resulting in the Portfolio underperforming its benchmark from August 2008 through February 28, 2018. Finally, the Trustees noted Saratoga’s view as to the market’s recent cyclical challenge for the Portfolio and what Saratoga believes to be the Portfolio’s current favourable characteristics versus the market. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Large Capitalization Growth: The Trustees noted that Smith Group Asset Management (“Smith Group”) became the Adviser to the Portfolio in December 2015 and that since then through February 28, 2018, the Portfolio had underperformed its benchmark. The Trustees further noted that the Portfolio outperformed its benchmark for the one-year period ended February 28, 2018. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Mid-Capitalization: The Trustees noted that Vaughan Nelson Investment Management LP (“Vaughan Nelson”) became the Adviser to the Portfolio in April 2006 and that since then through February 28, 2018, the Portfolio had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

Small Capitalization: The Trustees noted that Zacks Investment Management, Inc. (“Zacks”) became the Adviser to the Portfolio in August 2015 and that since then through February 28, 2018, the Portfolio had underperformed its benchmark. The Trustees further noted that the Portfolio outperformed its benchmark for the one-year period ended February 28, 2018. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

International Equity: The Trustees noted that the current Adviser to the Portfolio, Smith Group Asset Management (“Smith Group”), became the Adviser to the Portfolio in February 2018 and the investment advisory agreement is not up for renewal at this time.

Health & Biotechnology: The Trustees noted that the current Adviser to the Portfolio, Oak Associates, ltd. (“Oak”), was appointed in July 2005 and that since then through February 28, 2018 the Portfolio underperformed its benchmark. They further noted, however, that since the current manager at Oak started managing the Portfolio as the Portfolio’s sole manager eleven and one-half years ago the Portfolio’s performance was virtually even with its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Technology & Communications: The Trustees noted that Loomis Sayles and Oak took over as Advisers of the Portfolio in August of 2011 and that as of December 29, 2015, Oak became the sole adviser to the Portfolio. They observed that since Oak became the sole Adviser to the Portfolio that the Portfolio’s performance was nearly even with its benchmark. They further noted that Oak’s portion of the Portfolio outperformed the benchmark from August 2011 through February 28, 2018. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Financial Services: The Trustees noted that Smith Group Asset Management (“Smith Group”) became the Adviser to the Portfolio in December 2015 and that since then through February 28, 2018, the Portfolio had outperformed its benchmark. In addition, they noted that the Portfolio also outperformed its benchmark for the one-year period ended February 28, 2018. The Trustees concluded that the performance of the Portfolio was satisfactory.

Energy & Basic Materials: The Trustees noted that Smith Group Asset Management (“Smith Group”) became the Adviser to the Portfolio in December 2015 and that since then through February 28, 2018, the Portfolio had underperformed its benchmark. The Trustees further noted that the Portfolio outperformed its benchmark for the one-year period ended February 28, 2018. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Investment Quality Bond Portfolio: The Trustees noted that Saratoga Capital Management, LLC started managing the Portfolio in March 2018.

Municipal Bond Portfolio: The Trustees noted that Saratoga Capital Management, LLC started managing the Portfolio in March 2018.

U.S. Government Money Market Portfolio: The Trustees noted that CLS Investments, LLC (“CLS”) has been the Adviser to the Portfolio since August 2011 and since then through February 28, 2018 the Portfolio’s performance was nearly even with its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

James Alpha Global Real Estate Investments Portfolio: The Trustees noted that James Alpha Advisors, LLC (“James Alpha”) is the Portfolio’s Manager. The Trustees also noted that the Sub-adviser to the Portfolio became the Sub-adviser in November 2016 and that prior to then the Sub-adviser’s predecessor company was the Manager to the Portfolio since August 2011. They further noted that from August 2011 through February 28, 2018, the Portfolio had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

James Alpha Macro Portfolio: The Trustees noted that James Alpha Advisors, LLC (“James Alpha”) became the Adviser to the Portfolio in April 2016 and that since then through February 28, 2018, the Portfolio had underperformed its benchmark. The Trustees took into account the short amount of performance history and the Portfolio’s relatively small size versus other funds in the benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

James Alpha Multi Strategy Alternative Income Portfolio: The Trustees noted that James Alpha became the Adviser to the Portfolio in September 2014 and that since then through February 28, 2018 the Portfolio had underperformed its benchmark. The Trustees further noted that the Portfolio’s performance was virtually even with its benchmark from January 1, 2017 through February 28, 2018. The Trustees also noted that additional Sub-advisers have recently been added to the Portfolio to further diversify the management of the Portfolio. The Trustees also took into account the Portfolio’s relatively small size versus other funds in the benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

James Alpha Managed Risk Domestic Equity Portfolio: The Trustees noted that James Alpha became the Adviser to the Portfolio in July 2015 and that the same Sub-adviser has been managing the Portfolio since then. They further noted that since July 2015 through February 28, 2018, the Portfolio had underperformed its benchmark. The Trustees also took into account that the Portfolio was relatively small versus other funds in the benchmark and the Sub-advisor’s long and specialized experience in the asset class. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

James Alpha Managed Risk Emerging Markets Equity Portfolio: The Trustees noted that James Alpha became the Adviser to the Portfolio in July 2015 and that the same Sub-adviser has been managing the Portfolio since then. They further noted that since July 2015 through February 28, 2018, the Portfolio had underperformed its benchmark. The Trustees took into account the Portfolio’s relatively small size versus other funds in the benchmark and the Sub-advisor’s long and specialized experience in the asset class. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

James Alpha Hedged High Income Portfolio: The Trustees noted that James Alpha became the Adviser to the Portfolio and the current initial Sub-advisers began managing the Portfolio in July 2016. The Trustees determined that it is too soon for a meaningful evaluation of the Adviser’s and Sub-adviser’s performance. The Trustees also noted that an additional Sub-adviser has recently been added to the Portfolio to further diversify the management of the Portfolio.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for each Portfolio and noted the following: (i) the fee rates for Small Capitalization and James Alpha Managed Risk Domestic Equity, were slightly lower than the average of comparable funds; (ii) the fee rate for Large Capitalization Growth was equal to the average of comparable funds; (iii) the fee rates for the Large Capitalization Value, Mid Capitalization and International Equity Portfolios were slightly higher than the average of comparable funds; and (iv) the fee rates for the Health & Biotechnology, Technology & Communications, Financial Services, Energy & Basic Materials, Investment Quality Bond, Municipal Bond, U.S. Government Money Market, James Alpha Real Estate, James Alpha Macro, James Alpha Multi Strategy, James Alpha Managed Risk Emerging Markets Equity, and James Alpha Hedged High Income Portfolios were higher than the average of comparable funds.

The Trustees noted that most of the Portfolios were considerably smaller than many of the funds in the comparison group and considered, with respect to each Portfolio, the adverse impact of the relatively small sizes of the Portfolios on the costs and profitability of Saratoga and James Alpha. The Trustees also noted that Saratoga has, since 1999, agreed to cap expenses of the Portfolios for which it serves as Manager at specified levels. The Trustees also noted that expense caps are in effect for the Portfolios managed by James Alpha. The Trustees evaluated the impact of these expense caps on the net fees received by Saratoga and James Alpha, respectively. The Trustees concluded, based on the foregoing, that the Management Fee rate with respect to each of the Portfolios was not excessive relative to comparable funds.

The Trustees also evaluated the reasonableness of the fee split between Saratoga and the Investment Adviser to each Portfolio managed by Saratoga. They conducted a similar analysis with respect to the Portfolios managed by James Alpha. In this regard, they considered the nature and scope of the services provided by Saratoga and James Alpha, as the case may be, including (i) ongoing monitoring of portfolio performance, (ii) supervision of outside service providers, (iii) responding to questions from brokers and investment advisers, and (iv) research of Investment Advisers and potential replacement advisers to present to the Trustees for their consideration. The Trustees also took note of Saratoga’s representation that with respect to the more complex portfolios, these services are generally more time consuming.

Economies of Scale

The Trustees determined that, at their current sizes, the Portfolios do not enjoy the benefits of economies of scale.

Profitability of Investment Manager

The Trustees reviewed the profitability data that had been provided by Saratoga and James Alpha. The Trustees noted that the provision of services under the Management Agreements had resulted in a loss to Saratoga and an overall profit to James Alpha as reflected in the Board materials and determined that the profits earned by James Alpha were reasonable in light of the nature and quality of the service provided to the applicable Portfolio. The Trustees considered the financial viability of Saratoga and James Alpha and their ability to continue to provide high quality services and concluded that each organization continues to be capable of and committed to providing high quality services.

Other Benefits

The Trustees considered the benefits obtained by Saratoga and James Alpha and the Investment Advisers from their relationship with the Trust. They noted, in this regard, that certain of the Investment Advisers have soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars was generally small and that research services obtained may enhance the ability of the Advisers to provide quality services to the Portfolios. The Trustees noted that Saratoga receives licensing fees from third parties for the use of the Saratoga asset allocation program and in its supervision capacity to the James Alpha Portfolios the Manager receives supervision fees.

Conclusion

Based on the foregoing and such other factors as they deemed relevant, the Independent Trustees determined that continuation of the Management Agreements and the Advisory Agreement for each of the Portfolios is in the best interests of the Portfolios and the shareholders.

Board of Trustees (the “Board”) Meeting of February 2, 2018

Independent legal counsel reviewed with the Independent Trustees their responsibilities in considering with respect to the James Alpha Momentum Portfolio (the “Portfolio”) (i) approval of an investment management agreement between James Alpha Advisors, LLC (“James Alpha”) and the Portfolio and (ii) approval of an advisory agreement between James Alpha and NWM Fund Group LLC (“NWM”).

The Independent Trustees discussed the information provided by James Alpha and NWM in response to the Independent Trustees 15(c) request, including background information respecting James Alpha and NWM and comparative fee data. The Independent Trustees considered the nature, quality, and scope of services to be performed by James Alpha and NWM respectively with respect to the Portfolio and determined that each is well qualified to provide these services.

The Trustees reviewed the proposed management fees for the Portfolio. They considered the nature of the strategy and investment approach proposed for the Portfolio. The Independent Trustees also considered with respect to the Portfolio, comparative fee data provided by James Alpha which included (i) fees charged by a group of funds in the Morningstar Tactical Asset Allocation category filtered by asset size and components that James Alpha believes more closely align with the Portfolio and (ii) all of the funds in the Tactical Allocation category. The Independent Trustees considered the criteria utilized by James Alpha in selecting the peer group and accorded it such weight as they deemed appropriate. The Independent Trustees further noted that James Alpha agreed to cap the expenses of each Portfolio for at least one year from the date of commencement of operation of the Portfolio at 1.74%, 2.49% and 1.49% for Class A Shares, Class C Shares and Class S Shares, respectively, and for Class I Shares, 1.49% on average net assets below $200 million and 1.40% on average net assets equal to or above $200 million. The Trustees considered the impact of the expenses cap on the net fees received by James Alpha.

In addition, because the Portfolios have not yet commenced operations, the Trustees determined that profitability and economies of scale at this juncture are speculative. They also noted that the proposed management fee will be reduced on assets in excess of $200 million.

The Trustees concluded, based upon the foregoing and all other factors they deemed relevant that the proposed annual management fee for the Portfolio is reasonable. The Trustees also evaluated the reasonableness of the fee split between James Alpha and NWM. In this regard, they considered the nature and scope of the services to be provided by James Alpha, including (i) ongoing monitoring of Portfolio performance; (ii) research of potential replacement advisers to present to the Trustees for their consideration; and (iii) responding to questions from brokers and investment advisers.

The Trustees considered the benefits to be obtained by James Alpha and NWM from their relationship with the Portfolio. They noted, in this regard, that James Alpha and NWM may have soft dollar arrangements pursuant to which commissions on the Portfolio’s transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars expected to be received was small and that research services obtained by James Alpha and/or NWM may enhance its ability to provide quality services to the Portfolios.

Based on the foregoing, the Independent Trustees determined with respect to the Portfolio that approval of the proposed Investment Management Agreement with James Alpha and proposed advisory agreement with NWM is in the best interests of the Portfolio.

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the year ended June 30, 2018 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	Registrant	Advisor
FYE 08/31/18	$166,000.00	$900.00
FYE 08/31/17	$122,000.00	$900.00

(b)	Audit-Related Fees
	Registrant	Advisor
FYE 08/31/18	$0.00	$0.00
FYE 08/31/17	$0.00	$0.00

(c)	Tax Fees
	Registrant	Advisor
FYE 08/31/18	$48,000.00	$600.00
FYE 08/31/17	$34,000.00	$600.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	Registrant	Advisor
FYE 08/31/18	$0.00	$0.00
FYE 08/31/17	$0.00	$0.00

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	Registrant	Advisor
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Advisor
FYE 08/31/2018	$48,000.00	$600.00
FYE 08/31/2017	$34,000.00	$600.00

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of August 31, 2018, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Saratoga Advantage Trust

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 11/09/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Jonathan W. Ventimiglia

Jonathan W. Ventimiglia, Treasurer and Chief Financial Officer

Date 11/09/18

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 11/09/18

* Print the name and title of each signing officer under his or her signature.